As filed with the Securities and Exchange Commission on April 27, 2011.

File No. 333-49475

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 15

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 113

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:	Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2011. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2011

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses, or contact the MassMutual Customer Service Center to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Dividend Growth Fund1 (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS Investments VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Strategic Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Emerging Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Large Cap Value Fund (Initial Class)

MML NASDAQ-100® Fund2 (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Enhanced Index Core Equity Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small/Mid Cap Equity Fund3 (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Effective April 29, 2011, the Invesco V.I. Financial Services Fund was merged into the Invesco V.I. Dividend Growth Fund.
2

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

3	Formerly known as MML Small Cap Equity Fund.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	23
Administrative Office	1
attained age	10
division	5, 18
expense premium	7
face amount	12
free look	5, 12
general investment account	18
good order	12
grace period	25
guarantee period	24
guarantee premium	24
in force	5, 11
initial face amount	12
insurance risk	9
issue date	16
modified endowment contract (MEC)	6, 45
monthly charge date	40
net investment experience	23
net premium	15
net surrender value	30
planned premium	13
policy date	16
policy debt	24
policy debt limit	32
register date	16
safety test	24
valuation date	10
7-pay test	45

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (“free look”).
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•   change the beneficiary;

•   change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•   Withdrawals were not available during the first policy year.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the $25 withdrawal fee.

•   The maximum withdrawal is 75% of the net surrender value.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1,2]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges[2,3,4,5] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 – $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the “Charges and Deductions” section, under Deductions from Premiums.

Per $1000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99
2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
5	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07
6	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 – $25.01		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 – $ 83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge[3]	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy		All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[3,4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge[5]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+ of loaned amount	Rate 0.90% 0.50%	All Policy Years 2.0% of loaned amount

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 – $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability[7] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 – $22.51 • $0.03 – $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000.[1,2]

•   Issued on the base insured

•   Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000.[2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 – $ 83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
4	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
5	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

6	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
7	The rates vary by the insured’s gender and age.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2010. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	1.45%

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the maturity date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, we will pay you the death benefit unless you have given us different instructions. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial “face amount” of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (“free look”) within 10 calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and debt. In those states your premium payment was held in the MML Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace the policy described in this prospectus with another policy, you might have to pay a surrender charge on the policy surrendered, and there will be a new surrender charge for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payor receive a single bill for multiple insurance policies, premium payments for VUL should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

For all other policies, premium payments for VUL should be sent to the appropriate address:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of your payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•

If the policy anniversary is within 14 calendar days of the receipt date, and the premium payment received will not cause the policy to become a MEC as of the anniversary, we will hold the payment until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

We will notify the policy owner of any premium refund that is processed to prevent the policy from becoming a MEC.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual expense premium for the policy;
(b)	the amount of premium paid in the preceding policy year; or
(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or
(b)	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest accrued and was credited to your policy from the date we received your premium payment.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next followed the later of:

a.	the day after the issue date of the policy, or
b.	the day we received the first premium payment in good order.

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that was on, or next followed the later of:
•	the day after the end of the right to return period; or
•	the day we received the first premium in good order.
2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges.); and
3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 40 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Balanced
	American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
	MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Blend
	American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Dividend Growth Fund[2] (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Large-Cap Growth
	Goldman Sachs VIT Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid-Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Small/Mid-Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small/Mid Cap Equity Fund[3] (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Janus Aspen Worldwide Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
2	Effective April 29, 2011, the Invesco V.I. Financial Services Fund was merged into the Invesco V.I. Dividend Growth Fund.
3	Formerly known as MML Small Cap Equity Fund.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Distribution” in this prospectus.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments. Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt”.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test (Not available in New York)

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and during the guarantee period stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

During the guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the “guarantee period” is the first five policy years. Guarantee periods may vary by state.

Example:

Assume your policy is in the guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

•	the amount needed to satisfy the safety test, or
•	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the divisions may cause the ratios of your account value in those selected divisions to change. The Portfolio Rebalancing Program allows you to choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the divisions you select so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Portfolio Rebalancing requests received in good order at our Administrative Office will generally be processed within 5 business days of receipt.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete the Unscheduled Portfolio Rebalancing request form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone or through our website, subject to certain restrictions.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•	60% in MML Managed Bond and
•	40% in Oppenheimer Main Street.

Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

If you decide not to take the loan after we process the loan request and you have not cashed the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest will accrue on all outstanding policy loans. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to “Other Policy Rights and Limitations” for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the close of a valuation date, your loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	risk classification.

Guideline Premium Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
(a)	the face amount on the date of death; or
(b)	the minimum death benefit on the date of death.
•	Option 2 – The benefit amount is the greater of:
(a)	the face amount plus the account value on the date of death; or
(b)	the minimum death benefit on the date of death.
•	Option 3 – The benefit amount is the greater of:
(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
(b)	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on or precedes the date we receive (at our Administrative Office) your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; or
iv.	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks; however, they are not eligible for electronic processing at some retailers. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the FDIC. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

INSTALLMENTS FOR A SPECIFIED PERIOD	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
LIFE INCOME	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
INTEREST	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
INSTALLMENTS OF A SPECIFIED AMOUNT	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
LIFE INCOME WITH PAYMENTS GUARANTEED FOR AMOUNT APPLIED	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
JOINT LIFETIME INCOME WITH REDUCED PAYMENTS TO SURVIVOR	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.

•

If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider – This Rider Is No Longer Issued

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider – This Rider Is No Longer Issued

This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

We deduct the following charges from the policy. In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000-1690). Consequently, your premium expense charge would have been $142.25:

•	7.5% of $1690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee is $150 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk class, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,

•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2) all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the

Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the IRS.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with IRS requirements); and
2.	an IRS individual taxpayer identification number (ITIN).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, the Medicare Hospital Insurance tax that currently applies to individuals as a percentage of their wages or self employment income will increase from 2.9% to 3.8%. Additionally, the tax will also apply to net investment income which is defined to include non qualified annuities and net gain attributable to the disposition of property. The tax is applicable when specific income thresholds are met. The threshold for married filing jointly is $250,000, for married filing separately it is $125,000, and for single filers it is $200,000. If an individual does not meet the applicable threshold, the tax on investment income does not apply. If the tax does apply, the 3.8% rate is applied to the lesser of 1) net investment income or 2) the excess of the individual’s modified adjusted gross income over the applicable threshold above. The IRS and Department of Treasury have not yet provided guidance regarding this new tax as it applies to annuities and life insurance contracts. Individuals should consult their tax advisor if they have questions on how the Medicare Hospital Insurance tax may affect amounts received by way of distributions, surrenders or sale of their policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for more than 10 working days, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;

•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also Broker-Dealers who were authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLIS registered representatives through MMLIS to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

MassMutual is involved in litigation (including class action lawsuits), arbitrations, and other legal proceedings. Some of these proceedings involve requests for substantial or unspecified compensatory and punitive damages. From time to time, MassMutual is also subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. MassMutual has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

While it is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action, MassMutual does not believe any such action or proceeding will have a material adverse impact upon the separate account, the ability of the principal underwriters to perform their contracts with the separate account, or the ability of MassMutual to meet its obligations under the policy. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period. For more information regarding MassMutual’s litigation and other legal proceedings, see the notes to MassMutual’s financial statements contained within the Statement of Additional Information.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II:

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-08075

Securities Act file number: 333-49475

Class (Contract) Identifier: C000027257

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2011

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2011, for the Variable Universal Life (VUL) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	10
• The Separate Account	2	18

Services	2

Additional Information About the Operation of the Policy and the Registrant
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits
• Benefits Available by Rider	3	37

Underwriters	5	49
• Commissions	6
• Allowances/Overrides	7
• Progressive Compensation	7

Additional Information About Charges	7	38
• Sales Load	7
• Underwriting Procedures	8
• Increases in Face Amount	9	34

Performance Data	9

Experts	10

Financial Statements	10

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1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

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Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

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•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•

On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	a decrease in the policy’s face amount,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

Other Insured Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base

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policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, LLC (MMLIS), a subsidiary of the Company, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (MML Distributors), a subsidiary of the Company, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors. Prior to January 1, 2011, MMLIS was known as MML Investors Service, Inc.

Both MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities

Variable Universal Life

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5

Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2010	$111,575	$1,311,252
2009	$104,015	$1,578,587
2008	$212,469	$2,300,978

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLIS registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

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Commissions and other allowances will be paid through MMLIS and MML Distributors to agents and selling brokers for selling the policy, VUL. During the last three years, commissions, as defined in the prospectus, were paid through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2010	$16,720	$405,018
2009	$17,739	$498,363
2008	$19,536	$627,396

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker-Dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5.0% of premium over the premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. Generally, these charges will apply during:

•	the first 14 years of coverage, and

•	the first 14 years after each increase in selected face amount.

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However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage, the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100	8	50
2	93	9	43
3	86	10	36
4	79	11	29
5	71	12	21
6	64	13	14
7	57	14	7

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Variable Universal Life

Statement of Additional Information

8

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

Variable Universal Life

Statement of Additional Information

9

We currently post investment performance reports for VUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2010 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 21, 2011 includes explanatory language that states that the Company prepared the statutory financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities in 2008 and 2009 and variable annuity reserves and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2010

Statements of Operations and Changes in Net Assets for the years ended December 31, 2010 and 2009

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2010 and 2009

Statutory Statements of Income (Loss) for the years ended December 31, 2010, 2009, and 2008

Statutory Statements of Changes in Surplus for the years ended December 31, 2010, 2009, and 2008

Statutory Statements of Cash Flows for the years ended December 31, 2010, 2009, and 2008

Notes to Statutory Financial Statements

Variable Universal Life

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2010, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2010, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 1, 2011

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	3,057,300	18,384	1,561,205	851,413	589,432	561,452	1,992,299	206,760	2,200	585,941	64,240	158,905

Identified cost	$19,816,394	$175,508	$9,339,268	$13,726,256	$21,101,782	$6,891,744	$51,201,596	$5,050,390	$79,041	$8,878,248	$594,044	$2,025,719

Value	$18,496,664	$157,364	$9,148,662	$13,767,350	$20,188,042	$6,967,613	$47,576,092	$4,922,956	$81,383	$9,521,544	$657,821	$2,240,566
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	18,496,664	157,364	9,148,662	13,767,350	20,188,042	6,967,613	47,576,092	4,922,956	81,383	9,521,544	657,821	2,240,566

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	116	10	391	55,437	995	48	134	64,593	6	576	13	37

NET ASSETS	$18,496,548	$157,354	$9,148,271	$13,711,913	$20,187,047	$6,967,565	$47,575,958	$4,858,363	$81,377	$9,520,968	$657,808	$2,240,529

Outstanding Units
Policy owners	16,768,505	171,195	5,702,786	8,764,213	13,260,303	4,316,330	28,127,582	3,007,855	114,052	4,454,646	508,650	724,685

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	0.99	-	1.90	-	-	-	-	-	-	-	1.31	3.18
Variable Life Select	1.07	-	-	-	-	-	1.64	-	-	-	-	-
Strategic Group Variable Universal Life®	1.10	-	1.53	-	-	-	-	1.60	-	-	-	-
Survivorship Variable Universal Life	1.29	-	1.66	1.63	1.59	1.67	2.08	-	-	2.23	-	-
Variable Universal Life	1.15	-	1.62	1.59	1.56	1.56	1.76	-	-	2.18	-	-
Strategic Variable Life® Plus	0.96	0.92	1.84	-	-	-	-	1.67	0.71	-	1.22	3.04
Survivorship Variable Universal Life II	1.02	-	1.66	1.63	1.59	1.61	1.51	-	-	2.23	-	-
Variable Universal Life II (Note 1)
Tier 1	1.10	-	1.59	1.57	1.53	1.62	1.68	-	-	2.15	-	-
VUL GuardSM (Note 1)
Tier 1	1.47	-	1.62	1.60	1.56	2.01	1.96	-	-	2.19	-	-
Tier 2	1.24	-	1.38	1.42	1.30	1.48	1.62	-	-	1.74	-	-
Tier 3	1.22	-	1.35	1.40	1.27	1.45	1.59	-	-	1.71	-	-
Tier 4	1.23	-	1.36	1.41	1.28	1.46	1.60	-	-	1.72	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.14	-	1.23	1.33	1.22	1.44	1.52	-	-	1.54	-	-
Tier 2	1.14	-	1.24	1.34	1.23	1.45	1.53	-	-	1.55	-	-
Tier 3	1.15	-	1.24	1.35	1.23	1.46	1.54	-	-	1.56	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	1.48	-	-	-	-	-
Tier 2	-	-	-	-	-	-	1.48	-	-	-	-	-
Tier 3	-	-	-	-	-	-	1.48	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	514,461	36,115	18,787	3,441	146,806	100,130	150,505	20,010	119,538	360,414	3,520	264,977

Identified cost	$5,632,539	$378,996	$236,726	$31,227	$768,743	$1,642,493	$1,864,642	$544,472	$3,280,657	$10,098,407	$108,567	$7,195,340

Value	$6,178,679	$318,536	$198,575	$33,373	$825,048	$1,673,164	$2,408,077	$566,278	$3,516,821	$12,881,179	$124,046	$7,983,764
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	2,470	-	-	-	-	-

Total assets	6,178,679	318,536	198,575	33,373	825,048	1,673,164	2,410,547	566,278	3,516,821	12,881,179	124,046	7,983,764

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1,030	11	21	22	45	2,708	-	19	85	1,097	31	4,255

NET ASSETS	$6,177,649	$318,525	$198,554	$33,351	$825,003	$1,670,456	$2,410,547	$566,259	$3,516,736	$12,880,082	$124,015	$7,979,509

Outstanding Units
Policy owners	6,305,064	269,891	194,147	23,201	1,182,804	1,128,239	3,391,299	380,431	2,083,372	10,130,220	70,344	9,770,979

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.25	-	1.19	-	-	-	-	-	-	1.06	-	0.70
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.07	-	-	-	0.72	1.54	0.81	-	1.75	-	-	-
Variable Universal Life	0.88	-	-	-	0.70	1.51	0.79	-	1.71	1.04	-	0.69
Strategic Variable Life® Plus	1.06	1.18	1.02	-	-	-	-	1.49	-	1.03	-	0.68
Survivorship Variable Universal Life II	0.91	-	-	-	0.72	1.54	0.81	-	1.75	1.07	-	0.71
Variable Universal Life II (Note 1)
Tier 1	0.99	-	-	-	0.69	1.48	0.69	-	1.69	1.39	-	0.92
VUL GuardSM (Note 1)
Tier 1	1.45	-	-	-	0.71	1.51	1.73	-	1.72	-	1.94	-
Tier 2	1.27	-	-	-	0.59	1.37	1.28	-	1.59	-	1.74	-
Tier 3	1.25	-	-	-	0.58	1.35	1.26	-	1.56	-	1.71	-
Tier 4	1.26	-	-	-	0.58	1.36	1.27	-	1.58	-	1.72	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.22	-	-	-	0.56	1.28	1.46	-	1.53	-	1.61	-
Tier 2	1.23	-	-	-	0.56	1.28	1.47	-	1.54	-	1.62	-
Tier 3	1.23	-	-	-	0.57	1.29	1.48	-	1.55	-	1.63	-
Variable Universal Life III
Tier 1	-	-	-	1.44	1.10	1.27	1.70	-	-	-	-	-
Tier 2	-	-	-	1.44	1.10	1.27	1.70	-	-	-	-	-
Tier 3	-	-	-	1.44	1.11	1.27	1.71	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

ASSETS
Investments
Number of shares	3,964	62,910	32,112	267,144	94,558	11,202	4,313	11,065	1,535,287	313,658	1,717	5,262

Identified cost	$87,850	$1,353,203	$587,913	$3,602,703	$1,403,083	$93,784	$32,277	$103,675	$23,354,523	$3,179,772	$11,125	$54,040

Value	$118,117	$1,553,248	$643,524	$4,891,398	$1,800,389	$105,296	$36,659	$114,411	$26,224,100	$3,534,920	$12,380	$56,939
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	64	685	-	-

Total assets	118,117	1,553,248	643,524	4,891,398	1,800,389	105,296	36,659	114,411	26,224,164	3,535,605	12,380	56,939

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	33	58,751	23	80,083	25,050	12	13	1,279	-	-	24	9

NET ASSETS	$118,084	$1,494,497	$643,501	$4,811,315	$1,775,339	$105,284	$36,646	$113,132	$26,224,164	$3,535,605	$12,356	$56,930

Outstanding Units
Policy owners	89,011	1,277,227	411,584	2,135,900	1,374,352	71,506	29,262	82,652	13,366,909	4,709,781	8,605	42,148

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$4.67	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	3.86	-	-	-
Strategic Variable Life®	-	1.37	-	2.74	1.36	-	-	-	2.25	0.59	-	-
Variable Life Select	-	-	-	-	-	-	-	-	2.16	-	-	-
Strategic Group Variable Universal Life®	-	1.13	-	2.24	1.16	-	-	-	-	0.78	-	-
Survivorship Variable Universal Life	-	-	1.63	2.22	-	-	-	-	1.42	0.86	-	-
Variable Universal Life	-	-	1.59	2.17	-	-	-	-	1.33	0.62	-	-
Strategic Variable Life® Plus	-	1.17	-	2.43	1.21	-	-	-	1.31	0.57	-	-
Survivorship Variable Universal Life II	-	-	1.63	2.22	-	-	-	-	1.36	0.64	-	-
Variable Universal Life II (Note 1)
Tier 1	-	-	1.57	2.14	-	-	-	-	1.34	0.78	-	-
VUL GuardSM (Note 1)
Tier 1	1.50	-	1.60	2.18	-	-	-	-	1.55	1.23	-	-
Tier 2	1.26	-	1.41	1.66	-	-	-	-	1.40	1.08	-	-
Tier 3	1.23	-	1.39	1.63	-	-	-	-	1.37	1.06	-	-
Tier 4	1.24	-	1.40	1.64	-	-	-	-	1.38	1.07	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.27	-	1.35	1.90	-	-	-	-	1.32	1.08	-	-
Tier 2	1.28	-	1.36	1.91	-	-	-	-	1.33	1.09	-	-
Tier 3	1.29	-	1.37	1.92	-	-	-	-	1.34	1.09	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	1.47	1.25	1.37	-	1.51	1.44	1.35
Tier 2	-	-	-	-	-	1.48	1.25	1.37	-	1.52	1.44	1.35
Tier 3	-	-	-	-	-	1.48	1.25	1.37	-	1.52	1.44	1.36

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division

ASSETS
Investments
Number of shares	365,953	105,861	4,219,294	3,744	3,911,279	2,769	2,391	3,836	12,024	2,850	505,283

Identified cost	$2,069,929	$951,746	$91,892,403	$31,652	$56,575,528	$24,247	$18,778	$28,228	$104,365	$22,957	$5,157,872

Value	$2,212,440	$910,213	$82,591,591	$35,343	$61,641,754	$25,503	$20,489	$30,953	$117,234	$23,853	$5,411,577
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	10,903	-	77,029	-	-	-	-	-	-	-	-

Total assets	2,223,343	910,213	82,668,620	35,343	61,641,754	25,503	20,489	30,953	117,234	23,853	5,411,577

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	51	-	4	42,884	5	3	5	15	15	85

NET ASSETS	$2,223,343	$910,162	$82,668,620	$35,339	$61,598,870	$25,498	$20,486	$30,948	$117,219	$23,838	$5,411,492

Outstanding Units
Policy owners	2,660,583	639,314	45,095,517	26,538	52,403,078	19,043	14,351	23,621	82,046	19,104	3,947,695

UNIT VALUE
Variable Life Plus	$-	$-	$4.75	$-	$0.96	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	3.86	-	2.27	-	-	-	-	-	-
Strategic Variable Life®	0.56	-	2.15	-	1.84	-	-	-	-	-	-
Variable Life Select	-	-	2.04	-	1.04	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	0.95	-	1.45	-	-	-	-	-	-
Survivorship Variable Universal Life	0.88	1.50	1.15	-	1.29	-	-	-	-	-	1.42
Variable Universal Life	0.86	1.47	1.08	-	1.13	-	-	-	-	-	1.39
Strategic Variable Life® Plus	0.55	-	1.06	-	1.08	-	-	-	-	-	-
Survivorship Variable Universal Life II	0.88	1.50	1.15	-	0.99	-	-	-	-	-	1.42
Variable Universal Life II (Note 1)
Tier 1	0.86	1.45	1.07	-	1.09	-	-	-	-	-	1.37
VUL GuardSM (Note 1)
Tier 1	1.58	1.48	1.53	-	1.51	-	-	-	-	-	1.34
Tier 2	1.10	1.27	1.30	-	1.29	-	-	-	-	-	1.28
Tier 3	1.08	1.24	1.28	-	1.27	-	-	-	-	-	1.25
Tier 4	1.09	1.25	1.28	-	1.28	-	-	-	-	-	1.26
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	1.20	1.19	-	1.22	-	-	-	-	-	1.21
Tier 2	1.22	1.21	1.20	-	1.23	-	-	-	-	-	1.22
Tier 3	1.23	1.21	1.21	-	1.23	-	-	-	-	-	1.23
Variable Universal Life III
Tier 1	1.30	1.31	1.37	1.33	1.34	1.34	1.43	1.31	1.43	1.25	1.24
Tier 2	1.30	1.31	1.38	1.33	1.35	1.34	1.43	1.31	1.43	1.25	1.25
Tier 3	1.30	1.32	1.38	1.34	1.35	1.34	1.43	1.32	1.43	1.25	1.25

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division

ASSETS
Investments
Number of shares	747,493	3,353,049	4,651	6,180	6,854	86,955,353	313,627	1,687,277	513,060	4,478	7,375	141,347

Identified cost	$8,038,220	$41,266,555	$46,175	$55,791	$64,909	$86,883,038	$1,364,024	$14,654,964	$7,164,705	$35,729	$59,944	$1,899,564

Value	$8,622,436	$42,923,263	$56,881	$64,640	$69,637	$86,872,832	$1,776,532	$15,642,789	$9,082,251	$43,932	$68,293	$1,621,250
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	9,916	-	-	-	-	57,404	-	-	-	-	-	670

Total assets	8,632,352	42,923,263	56,881	64,640	69,637	86,930,236	1,776,532	15,642,789	9,082,251	43,932	68,293	1,621,920

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	95,536	12	8	13	-	9,188	12,896	129	6	28	-

NET ASSETS	$8,632,352	$42,827,727	$56,869	$64,632	$69,624	$86,930,236	$1,767,344	$15,629,893	$9,082,122	$43,926	$68,265	$1,621,920

Outstanding Units
Policy owners	7,084,652	21,476,189	32,572	42,933	49,900	51,806,766	1,725,468	10,291,048	6,409,333	30,398	40,592	1,212,767

UNIT VALUE
Variable Life Plus	$-	$4.37	$-	$-	$-	$2.18	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	-	3.83	-	-	-	1.91	-	-	-	-	-	-
Strategic Variable Life®	-	2.42	-	-	-	1.55	0.52	-	1.16	-	-	2.06
Variable Life Select	-	2.35	-	-	-	1.49	-	1.67	-	-	-	-
Strategic Group Variable Universal Life®	-	1.79	-	-	-	-	-	1.71	-	-	-	1.34
Survivorship Variable Universal Life	1.31	1.95	-	-	-	1.35	1.18	1.49	1.58	-	-	-
Variable Universal Life	1.27	1.83	-	-	-	1.27	1.15	1.78	1.22	-	-	-
Strategic Variable Life® Plus	1.13	1.83	-	-	-	-	0.51	1.87	1.12	-	-	1.28
Survivorship Variable Universal Life II	1.31	1.89	-	-	-	1.24	1.18	1.65	1.26	-	-	-
Variable Universal Life II (Note 1)
Tier 1	1.22	1.61	-	-	-	1.12	1.07	1.45	1.50	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.57	1.42	-	-	-	1.12	1.93	1.60	2.07	-	-	-
Tier 2	1.31	1.39	-	-	-	1.10	1.49	1.28	1.53	-	-	-
Tier 3	1.29	1.37	-	-	-	1.08	1.47	1.25	1.51	-	-	-
Tier 4	1.30	1.38	-	-	-	1.09	1.48	1.26	1.52	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	1.33	-	-	-	1.09	1.54	1.27	1.58	-	-	-
Tier 2	1.22	1.34	-	-	-	1.10	1.54	1.28	1.59	-	-	-
Tier 3	1.22	1.34	-	-	-	1.10	1.55	1.29	1.60	-	-	-
Variable Universal Life III
Tier 1	1.32	1.22	1.75	1.50	1.39	0.99	-	1.54	1.59	1.44	1.68	-
Tier 2	1.32	1.23	1.75	1.51	1.40	0.99	-	1.54	1.59	1.45	1.68	-
Tier 3	1.32	1.23	1.75	1.51	1.40	0.99	-	1.54	1.59	1.45	1.69	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division

ASSETS
Investments
Number of shares	1,283,195	1,108,021	2,339,452	3,584,676	2,182,318	10,379,359	880,131	150,449	12,022,646	744,902	432,997	357,649

Identified cost	$46,046,837	$10,267,095	$65,536,583	$18,357,867	$5,133,769	$17,470,062	$17,513,727	$2,348,870	$12,022,646	$30,319,595	$788,475	$491,063

Value	$51,776,929	$8,565,004	$70,885,406	$20,002,495	$4,648,338	$19,409,402	$18,377,144	$2,656,921	$12,022,646	$34,675,172	$870,325	$447,062
Dividends receivable	-	-	-	-	-	-	-	-	42	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	51,776,929	8,565,004	70,885,406	20,002,495	4,648,338	19,409,402	18,377,144	2,656,921	12,022,688	34,675,172	870,325	447,062

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	24,440	29	107,320	537	4,210	18,894	65,345	4,750	24,732	50,159	9,519	132

NET ASSETS	$51,752,489	$8,564,975	$70,778,086	$20,001,958	$4,644,128	$19,390,508	$18,311,799	$2,652,171	$11,997,956	$34,625,013	$860,806	$446,930

Outstanding Units
Policy owners	40,910,959	8,276,276	33,156,399	10,110,415	10,943,391	12,239,309	16,112,487	1,146,038	9,104,355	27,234,225	901,737	415,272

UNIT VALUE
Variable Life Plus	$-	$-	$1.47	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	-	-	3.96	-	0.65	-	-	-	-	2.26	-	-
Strategic Variable Life®	3.00	1.43	4.26	2.77	0.62	2.03	2.88	2.39	1.59	2.18	-	-
Variable Life Select	2.83	-	3.99	2.66	-	-	-	-	-	2.05	-	-
Strategic Group Variable Universal Life®	1.55	1.15	2.70	2.04	0.43	2.08	1.27	2.29	1.35	1.21	0.96	1.08
Survivorship Variable Universal Life	1.45	1.03	2.65	2.09	0.44	1.60	1.22	-	-	1.20	-	-
Variable Universal Life	1.27	1.11	2.50	2.04	0.43	1.56	1.01	-	-	1.18	-	-
Strategic Variable Life® Plus	1.23	1.09	2.42	2.01	0.42	1.87	1.18	2.31	1.28	1.09	0.94	1.02
Survivorship Variable Universal Life II	0.88	1.15	1.51	2.04	0.44	1.60	1.04	-	-	0.60	-	-
Variable Universal Life II (Note 1)
Tier 1	0.93	0.99	1.61	1.88	0.41	1.45	1.13	-	-	0.95	-	-
VUL GuardSM (Note 1)
Tier 1	1.43	0.88	2.27	1.63	0.40	2.68	1.50	-	-	1.48	-	-
Tier 2	1.19	0.86	1.70	1.51	0.37	1.83	1.28	-	-	1.20	-	-
Tier 3	1.17	0.85	1.67	1.48	0.36	1.80	1.26	-	-	1.18	-	-
Tier 4	1.18	0.85	1.68	1.49	0.36	1.82	1.27	-	-	1.18	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.16	0.81	1.60	1.43	0.34	1.78	1.22	-	-	1.17	-	-
Tier 2	1.17	0.82	1.61	1.44	0.34	1.79	1.22	-	-	1.18	-	-
Tier 3	1.18	0.82	1.62	1.45	0.35	1.81	1.23	-	-	1.19	-	-
Variable Universal Life III
Tier 1	1.40	-	1.58	1.35	0.64	1.59	1.40	-	-	1.47	-	-
Tier 2	1.41	-	1.58	1.35	0.64	1.59	1.40	-	-	1.48	-	-
Tier 3	1.41	-	1.58	1.36	0.64	1.59	1.40	-	-	1.48	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2010

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	4,181	443,319	585,862	67,794	1,824,728	80,039	803,904

Identified cost	$34,437	$4,270,602	$12,047,149	$334,834	$39,991,823	$1,489,406	$11,989,877

Value	$37,878	$4,974,039	$11,670,381	$342,361	$44,870,069	$1,789,673	$11,487,781
Dividends receivable	843	-	-	828	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	7,725	-	-	-	-	-

Total assets	38,721	4,981,764	11,670,381	343,189	44,870,069	1,789,673	11,487,781

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	18	-	656	10	82,359	11,019	264

NET ASSETS	$38,703	$4,981,764	$11,669,725	$343,179	$44,787,710	$1,778,654	$11,487,517

Outstanding Units
Policy owners	24,826	3,243,790	7,438,051	219,127	20,456,685	1,479,655	7,920,583

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$1.88	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	2.90	1.45	-
Variable Life Select	-	-	-	-	2.37	-	-
Strategic Group Variable Universal Life®	-	-	-	-	2.41	1.18	-
Survivorship Variable Universal Life	-	1.61	1.63	-	2.80	-	1.56
Variable Universal Life	-	1.57	1.60	-	2.61	-	1.43
Strategic Variable Life® Plus	-	-	-	1.57	2.59	1.25	-
Survivorship Variable Universal Life II	-	1.61	1.63	-	2.03	-	1.47
Variable Universal Life II (Note 1)
Tier 1	-	1.54	1.57	-	1.93	-	1.44
VUL GuardSM (Note 1)
Tier 1	-	1.57	1.60	-	2.41	-	2.07
Tier 2	-	1.36	1.38	-	1.89	-	1.64
Tier 3	-	1.34	1.36	-	1.85	-	1.61
Tier 4	-	1.35	1.37	-	1.87	-	1.63
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.32	1.25	-	-	-	1.51
Tier 2	-	1.33	1.26	-	-	-	1.52
Tier 3	-	1.33	1.26	-	-	-	1.53
Variable Universal Life III
Tier 1	1.56	-	-	-	-	-	-
Tier 2	1.56	-	-	-	-	-	-
Tier 3	1.56	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2010

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$267,007	$3,219	$190,422	$255,061	$280,089	$55,205	$541,390	$53,510	$127	$59,717	$5,011	$13,654

Expenses
Mortality and expense risk fees	118,444	845	60,643	89,019	135,432	43,827	285,692	36,141	415	57,726	1,985	9,441

Net investment income (loss)	148,563	2,374	129,779	166,042	144,657	11,378	255,698	17,369	(288)	1,991	3,026	4,213

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(695,932)	(820)	(916,909)	(67,113)	(287,656)	(103,765)	(229,989)	(586,589)	8	(142,432)	(1,848)	(168,082)
Realized gain distribution	-	-	-	-	-	-	19,727	2,240	241	-	-	-

Realized gain (loss)	(695,932)	(820)	(916,909)	(67,113)	(287,656)	(103,765)	(210,262)	(584,349)	249	(142,432)	(1,848)	(168,082)

Change in net unrealized appreciation/depreciation of investments	2,848,578	16,060	1,867,386	1,332,532	2,079,641	1,529,536	6,697,411	1,327,803	15,355	2,175,943	57,993	567,792

Net gain (loss) on investments	2,152,646	15,240	950,477	1,265,419	1,791,985	1,425,771	6,487,149	743,454	15,604	2,033,511	56,145	399,710

Net increase (decrease) in net assets resulting from operations	2,301,209	17,614	1,080,256	1,431,461	1,936,642	1,437,149	6,742,847	760,823	15,316	2,035,502	59,171	403,923

Capital transactions:
Transfer of net premiums	2,348,994	263	1,379,525	1,983,359	3,453,729	704,793	6,176,021	382,664	1,420	1,397,728	12,435	129,717
Transfers due to death benefits	(23,233)	-	(2,815)	(11,421)	(9,909)	(5,973)	(283,910)	(303)	-	(3,183)	-	-
Transfers due to withdrawal of funds	(2,957,208)	3	(1,769,714)	(383,266)	(717,005)	(228,945)	(1,946,221)	(1,331,396)	-	(242,822)	(92)	(98,930)
Transfers due to policy loans, net of repayments	(396,987)	-	(269,797)	(201,223)	(618,065)	(131,731)	(914,205)	(11,812)	(61)	(286,480)	-	(220)
Transfers due to charges for administrative and insurance costs	(1,196,160)	(1,965)	(618,792)	(991,802)	(1,630,098)	(377,891)	(3,439,264)	(127,079)	(1,014)	(728,071)	(4,847)	(106,019)
Transfers between divisions and to/from Guaranteed Principal Account	(162,045)	-	160,189	105,142	(472,603)	(99,810)	(331,365)	59,527	-	55,360	497,016	85,849

Net increase (decrease) in net assets resulting from capital transactions	(2,386,639)	(1,699)	(1,121,404)	500,789	6,049	(139,557)	(738,944)	(1,028,399)	345	192,532	504,512	10,397

Total increase (decrease)	(85,430)	15,915	(41,148)	1,932,250	1,942,691	1,297,592	6,003,903	(267,576)	15,661	2,228,034	563,683	414,320

NET ASSETS, at beginning of the year	18,581,978	141,439	9,189,419	11,779,663	18,244,356	5,669,973	41,572,055	5,125,939	65,716	7,292,934	94,125	1,826,209

NET ASSETS, at end of the year	$18,496,548	$157,354	$9,148,271	$13,711,913	$20,187,047	$6,967,565	$47,575,958	$4,858,363	$81,377	$9,520,968	$657,808	$2,240,529

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$25,249	$4,608	$2,823	$2,380	$804	$-	$-	$13,606	$81,642	$43,879	$265	$44,098

Expenses
Mortality and expense risk fees	39,789	1,712	1,193	160	5,195	11,595	15,068	2,757	22,314	83,894	881	46,007

Net investment income (loss)	(14,540)	2,896	1,630	2,220	(4,391)	(11,595)	(15,068)	10,849	59,328	(40,015)	(616)	(1,909)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(2,658)	(20,443)	(14,750)	1,488	(169,624)	(69,266)	42,894	(724)	(5,087)	847,903	4,858	179,696
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(2,658)	(20,443)	(14,750)	1,488	(169,624)	(69,266)	42,894	(724)	(5,087)	847,903	4,858	179,696

Change in net unrealized appreciation/depreciation of investments	581,492	45,327	35,511	601	239,061	148,878	382,071	26,388	186,581	(83,114)	2,294	867,454

Net gain (loss) on investments	578,834	24,884	20,761	2,089	69,437	79,612	424,965	25,664	181,494	764,789	7,152	1,047,150

Net increase (decrease) in net assets resulting from operations	564,294	27,780	22,391	4,309	65,046	68,017	409,897	36,513	240,822	724,774	6,536	1,045,241

Capital transactions:
Transfer of net premiums	656,942	12,608	4,759	23,986	137,907	260,313	318,878	21,357	394,624	1,483,315	6,438	903,383
Transfers due to death benefits	(2,612)	-	-	-	-	-	(1,660)	-	-	(15,765)	-	(26,018)
Transfers due to withdrawal of funds	(290,605)	(61,788)	6	(1,678)	(9,198)	(83,736)	(85,694)	(5,153)	(65,120)	(1,311,444)	(1,844)	(751,777)
Transfers due to policy loans, net of repayments	(124,564)	(73)	-	-	(10,950)	(20,167)	(40,125)	-	(52,472)	(243,540)	(76)	(168,695)
Transfers due to charges for administrative and insurance costs	(394,432)	(5,792)	(41,366)	(14,049)	(81,564)	(143,521)	(165,033)	(7,504)	(209,159)	(822,551)	(3,129)	(469,617)
Transfers between divisions and to/from Guaranteed Principal Account	(81,355)	16,328	-	3,562	18,549	(49,512)	(23,938)	90,422	444,261	(438,841)	6,273	549,468

Net increase (decrease) in net assets resulting from capital transactions	(236,626)	(38,717)	(36,601)	11,821	54,744	(36,623)	2,428	99,122	512,134	(1,348,826)	7,662	36,744

Total increase (decrease)	327,668	(10,937)	(14,210)	16,130	119,790	31,394	412,325	135,635	752,956	(624,052)	14,198	1,081,985

NET ASSETS, at beginning of the year	5,849,981	329,462	212,764	17,221	705,213	1,639,062	1,998,222	430,624	2,763,780	13,504,134	109,817	6,897,524

NET ASSETS, at end of the year	$6,177,649	$318,525	$198,554	$33,351	$825,003	$1,670,456	$2,410,547	$566,259	$3,516,736	$12,880,082	$124,015	$7,979,509

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$516	$1,754	$7,140	$-	$15,067	$911	$959	$1,733	$535,473	$2,469	$48	$731

Expenses
Mortality and expense risk fees	780	9,586	4,035	25,722	7,285	468	252	750	136,290	21,425	54	211

Net investment income (loss)	(264)	(7,832)	3,105	(25,722)	7,782	443	707	983	399,183	(18,956)	(6)	520

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,743	56,032	3,111	13,202	15,622	4,355	5,357	8,240	327,523	3,715	716	1,499
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	3,743	56,032	3,111	13,202	15,622	4,355	5,357	8,240	327,523	3,715	716	1,499

Change in net unrealized appreciation/depreciation of investments	11,534	147,561	43,100	1,242,812	216,675	7,888	(1,803)	4,071	2,148,188	479,417	527	2,738

Net gain (loss) on investments	15,277	203,593	46,211	1,256,014	232,297	12,243	3,554	12,311	2,475,711	483,132	1,243	4,237

Net increase (decrease) in net assets resulting from operations	15,013	195,761	49,316	1,230,292	240,079	12,686	4,261	13,294	2,874,894	464,176	1,237	4,757

Capital transactions:
Transfer of net premiums	6,642	74,684	52,276	429,484	46,704	69,419	24,860	79,379	2,541,137	564,710	9,713	61,503
Transfers due to death benefits	-	-	-	(724)	(34,959)	-	-	(12,607)	(152,120)	(10,069)	-	(74)
Transfers due to withdrawal of funds	(300)	(230,164)	(16,513)	(445,290)	(86,252)	(747)	(9,559)	(10,266)	(1,461,348)	(137,428)	(73)	(108)
Transfers due to policy loans, net of repayments	(23)	(5,069)	(6,805)	(16,511)	(694)	-	(43,565)	(10,477)	(426,250)	(55,295)	-	-
Transfers due to charges for administrative and insurance costs	(2,300)	(37,846)	(66,322)	(204,105)	(21,085)	(35,310)	(15,578)	(51,937)	(2,070,541)	(262,384)	(4,309)	(16,125)
Transfers between divisions and to/from Guaranteed Principal Account	498	(67,219)	326,352	315,226	7,734	24,160	642	4,169	342,023	(24,278)	935	301

Net increase (decrease) in net assets resulting from capital transactions	4,517	(265,614)	288,988	78,080	(88,552)	57,522	(43,200)	(1,739)	(1,227,099)	75,256	6,266	45,497

Total increase (decrease)	19,530	(69,853)	338,304	1,308,372	151,527	70,208	(38,939)	11,555	1,647,795	539,432	7,503	50,254

NET ASSETS, at beginning of the year	98,554	1,564,350	305,197	3,502,943	1,623,812	35,076	75,585	101,577	24,576,369	2,996,173	4,853	6,676

NET ASSETS, at end of the year	$118,084	$1,494,497	$643,501	$4,811,315	$1,775,339	$105,284	$36,646	$113,132	$26,224,164	$3,535,605	$12,356	$56,930

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Investment income

Dividends	$-	$12,427	$1,407,289	$422	$1,307,005	$284	$64	$342	$983	$669	$168,965	$64,901

Expenses
Mortality and expense risk fees	12,670	6,393	381,901	173	413,489	109	69	149	602	113	34,000	57,893

Net investment income (loss)	(12,670)	6,034	1,025,388	249	893,516	175	(5)	193	381	556	134,965	7,008

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(24,729)	(31,601)	(1,475,332)	1,535	2,460,672	208	147	643	7,432	1,220	31,253	39,245
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(24,729)	(31,601)	(1,475,332)	1,535	2,460,672	208	147	643	7,432	1,220	31,253	39,245

Change in net unrealized appreciation/depreciation of investments	455,467	132,790	10,809,497	2,229	5,006,590	792	1,531	2,016	5,863	231	125,590	844,744

Net gain (loss) on investments	430,738	101,189	9,334,165	3,764	7,467,262	1,000	1,678	2,659	13,295	1,451	156,843	883,989

Net increase (decrease) in net assets resulting from operations	418,068	107,223	10,359,553	4,013	8,360,778	1,175	1,673	2,852	13,676	2,007	291,808	890,997

Capital transactions:
Transfer of net premiums	333,767	122,665	7,642,748	26,447	3,637,906	20,696	15,856	26,461	76,470	23,041	712,961	1,245,523
Transfers due to death benefits	(4,946)	(1)	(280,817)	-	(427,584)	-	-	-	-	-	(5,465)	(11,896)
Transfers due to withdrawal of funds	(68,850)	(14,810)	(3,189,340)	(1,983)	(4,172,269)	(229)	(132)	(249)	(20,900)	(900)	(218,372)	(673,373)
Transfers due to policy loans, net of repayments	(27,667)	(49,702)	(977,060)	-	(690,953)	-	-	(156)	-	-	(131,694)	(143,253)
Transfers due to charges for administrative and insurance costs	(154,037)	(74,516)	(5,776,217)	(10,682)	(2,836,425)	(8,234)	(6,710)	(10,329)	(40,717)	(13,399)	(396,606)	(531,214)
Transfers between divisions and to/from Guaranteed Principal Account	162,952	2,250	(2,143,951)	1,075	(23,489,467)	5,148	6,890	4,494	15,890	3,038	340,797	(293,900)

Net increase (decrease) in net assets resulting from capital transactions	241,219	(14,114)	(4,724,637)	14,857	(27,978,792)	17,381	15,904	20,221	30,743	11,780	301,621	(408,113)

Total increase (decrease)	659,287	93,109	5,634,916	18,870	(19,618,014)	18,556	17,577	23,073	44,419	13,787	593,429	482,884

NET ASSETS, at beginning of the year	1,564,056	817,053	77,033,704	16,469	81,216,884	6,942	2,909	7,875	72,800	10,051	4,818,063	8,149,468

NET ASSETS, at end of the year	$2,223,343	$910,162	$82,668,620	$35,339	$61,598,870	$25,498	$20,486	$30,948	$117,219	$23,838	$5,411,492	$8,632,352

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division

Investment income
Dividends	$1,889,342	$-	$650	$586	$17,920	$2,088	$107,636	$-	$212	$289	$23,981	$86,353

Expenses
Mortality and expense risk fees	271,332	265	282	288	299,741	11,046	96,646	55,043	226	304	12,529	309,390

Net investment income (loss)	1,618,010	(265)	368	298	(281,821)	(8,958)	10,990	(55,043)	(14)	(15)	11,452	(223,037)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,391,345	3,776	2,167	1,129	103	46,682	(639,661)	330,549	2,126	6,933	(355,003)	765,390
Realized gain distribution	272,809	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	1,664,154	3,776	2,167	1,129	103	46,682	(639,661)	330,549	2,126	6,933	(355,003)	765,390

Change in net unrealized appreciation/depreciation of investments	302,698	6,863	6,276	3,929	(16,714)	244,871	3,525,931	1,318,712	6,829	4,941	529,360	3,539,199

Net gain (loss) on investments	1,966,852	10,639	8,443	5,058	(16,611)	291,553	2,886,270	1,649,261	8,955	11,874	174,357	4,304,589

Net increase (decrease) in net assets resulting from operations	3,584,862	10,374	8,811	5,356	(298,432)	282,595	2,897,260	1,594,218	8,941	11,859	185,809	4,081,552

Capital transactions:
Transfer of net premiums	2,773,170	36,007	28,477	68,222	3,755,242	172,309	2,023,560	1,130,560	34,451	37,061	133,643	5,773,123
Transfers due to death benefits	(540,070)	-	-	-	(503,166)	(24,077)	(33,888)	(1,323)	-	-	(60,236)	(136,077)
Transfers due to withdrawal of funds	(5,729,835)	(710)	(426)	(2,128)	(6,359,465)	(68,316)	(828,083)	(543,264)	(1,013)	(3,208)	(353,834)	(3,662,090)
Transfers due to policy loans, net of repayments	(351,350)	-	-	-	(560,526)	(42,281)	(328,987)	(169,248)	-	-	(2,214)	(941,760)
Transfers due to charges for administrative and insurance costs	(2,090,324)	(17,793)	(14,955)	(30,377)	(2,737,433)	(90,522)	(970,977)	(530,854)	(11,992)	(16,984)	(84,461)	(3,183,214)
Transfers between divisions and to/from Guaranteed Principal Account	(9,440,096)	2,239	16,848	907	39,673,943	37,425	(324,592)	(120,820)	(4,034)	6,950	(63,998)	(1,698,698)

Net increase (decrease) in net assets resulting from capital transactions	(15,378,505)	19,743	29,944	36,624	33,268,595	(15,462)	(462,967)	(234,949)	17,412	23,819	(431,100)	(3,848,716)

Total increase (decrease)	(11,793,643)	30,117	38,755	41,980	32,970,163	267,133	2,434,293	1,359,269	26,353	35,678	(245,291)	232,836

NET ASSETS, at beginning of the year	54,621,370	26,752	25,877	27,644	53,960,073	1,500,211	13,195,600	7,722,853	17,573	32,587	1,867,211	51,519,653

NET ASSETS, at end of the year	$42,827,727	$56,869	$64,632	$69,624	$86,930,236	$1,767,344	$15,629,893	$9,082,122	$43,926	$68,265	$1,621,920	$51,752,489

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division	PIMCO Commodity Real Return Strategy Division

Investment income
Dividends	$148,439	$935,404	$1,645,164	$341,015	$213,813	$182,652	$20,443	$3,722	$-	$8,630	$7,427	$4,199

Expenses
Mortality and expense risk fees	58,441	407,475	132,643	33,849	122,717	117,660	16,753	82,934	178,375	5,466	3,212	170

Net investment income (loss)	89,998	527,929	1,512,521	307,166	91,096	64,992	3,690	(79,212)	(178,375)	3,164	4,215	4,029

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,021,834)	916,483	146,207	(1,812,744)	450,991	231,366	51,718	-	190,540	(5,602)	(13,536)	(1,013)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	610

Realized gain (loss)	(1,021,834)	916,483	146,207	(1,812,744)	450,991	231,366	51,718	-	190,540	(5,602)	(13,536)	(403)

Change in net unrealized appreciation/depreciation of investments	1,781,584	8,093,719	870,916	2,168,608	1,859,502	2,164,135	531,929	-	7,399,200	111,638	71,227	3,352

Net gain (loss) on investments	759,750	9,010,202	1,017,123	355,864	2,310,493	2,395,501	583,647	-	7,589,740	106,036	57,691	2,949

Net increase (decrease) in net assets resulting from operations	849,748	9,538,131	2,529,644	663,030	2,401,589	2,460,493	587,337	(79,212)	7,411,365	109,200	61,906	6,978

Capital transactions:
Transfer of net premiums	1,322,425	6,787,761	2,243,605	1,002,041	2,453,572	2,301,844	122,924	756,956	3,832,898	40,970	32,036	28,483
Transfers due to death benefits	(10,837)	(256,180)	(56,411)	(21,110)	(24,239)	(49,882)	(135)	-	(181,879)	-	-	-
Transfers due to withdrawal of funds	(1,338,650)	(4,845,611)	(1,306,536)	(556,631)	(1,144,645)	(1,310,454)	(1,207,427)	(1,729,971)	(1,776,458)	(63,967)	(45,348)	(1,476)
Transfers due to policy loans, net of repayments	(203,357)	(1,166,679)	(451,510)	(104,823)	(301,884)	(369,822)	(18,432)	(1,766)	(551,096)	(1,017)	(452)	-
Transfers due to charges for administrative and insurance costs	(536,970)	(4,130,379)	(1,351,225)	(366,583)	(1,144,103)	(1,172,838)	(72,112)	(323,135)	(2,226,815)	(31,340)	(18,816)	(13,364)
Transfers between divisions and to/from Guaranteed Principal Account	(25,864)	(1,114,660)	(71,448)	(2,972,921)	333,032	(262,778)	(10,508)	376,623	(710,000)	126,485	-	1,846

Net increase (decrease) in net assets resulting from capital transactions	(793,253)	(4,725,748)	(993,525)	(3,020,027)	171,733	(863,930)	(1,185,690)	(921,293)	(1,613,350)	71,131	(32,580)	15,489

Total increase (decrease)	56,495	4,812,383	1,536,119	(2,356,997)	2,573,322	1,596,563	(598,353)	(1,000,505)	5,798,015	180,331	29,326	22,467

NET ASSETS, at beginning of the year	8,508,480	65,965,703	18,465,839	7,001,125	16,817,186	16,715,236	3,250,524	12,998,461	28,826,998	680,475	417,604	16,236

NET ASSETS, at end of the year	$8,564,975	$70,778,086	$20,001,958	$4,644,128	$19,390,508	$18,311,799	$2,652,171	$11,997,956	$34,625,013	$860,806	$446,930	$38,703

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$202,340	$16,914	$-	$3,134	$203,730

Expenses
Mortality and expense risk fees	31,698	75,975	3,541	250,780	10,193	76,481

Net investment income (loss)	(31,698)	126,365	13,373	(250,780)	(7,059)	127,249

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	39,247	(223,767)	17,198	562,645	(40,275)	(31,344)
Realized gain distribution	-	-	-	2,258,018	36,037	-

Realized gain (loss)	39,247	(223,767)	17,198	2,820,663	(4,238)	(31,344)

Change in net unrealized appreciation/depreciation of investments	664,347	1,550,330	(12,333)	7,207,786	297,987	737,835

Net gain (loss) on investments	703,594	1,326,563	4,865	10,028,449	293,749	706,491

Net increase (decrease) in net assets resulting from operations	671,896	1,452,928	18,238	9,777,669	286,690	833,740

Capital transactions:
Transfer of net premiums	748,595	1,716,575	2,251	3,130,958	100,569	1,317,340
Transfers due to death benefits	(1,261)	(4,046)	-	(336,391)	(736)	(18,393)
Transfers due to withdrawal of funds	(105,594)	(285,108)	(116,873)	(2,189,267)	(380,213)	(369,464)
Transfers due to policy loans, net of repayments	(251,252)	(272,442)	-	(743,388)	(5,279)	(257,372)
Transfers due to charges for administrative and insurance costs	(369,422)	(840,911)	(15,639)	(2,103,576)	(22,199)	(698,230)
Transfers between divisions and to/from Guaranteed Principal Account	243,176	5,673	(293,605)	(262,985)	206,692	(197,777)

Net increase (decrease) in net assets resulting from capital transactions	264,242	319,741	(423,866)	(2,504,649)	(101,166)	(223,896)

Total increase (decrease)	936,138	1,772,669	(405,628)	7,273,020	185,524	609,844

NET ASSETS, at beginning of the year	4,045,626	9,897,056	748,807	37,514,690	1,593,130	10,877,673

NET ASSETS, at end of the year	$4,981,764	$11,669,725	$343,179	$44,787,710	$1,778,654	$11,487,517

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Investment income
Dividends	$19,887	$5,058	$-	$798,506	$2,369	$456,865	$247,148	$250,651	$83,534	$497,470	$57,182	$195

Expenses
Mortality and expense risk fees	3,203	9,697	11,324	113,103	709	59,038	72,098	109,489	34,131	227,730	31,412	330

Net investment income (loss)	16,684	(4,639)	(11,324)	685,403	1,660	397,827	175,050	141,162	49,403	269,740	25,770	(135)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(188,012)	(112,538)	(30,360)	(764,315)	(2,112)	(1,071,220)	(202,419)	(617,311)	(221,342)	(759,877)	(328,890)	(281)
Realized gain distribution	-	-	-	-	-	-	-	-	313,294	9,948	1,230	50

Realized gain (loss)	(188,012)	(112,538)	(30,360)	(764,315)	(2,112)	(1,071,220)	(202,419)	(617,311)	91,952	(749,929)	(327,660)	(231)

Change in net unrealized appreciation/depreciation of investments	290,076	456,085	750,023	2,914,842	35,623	2,208,715	2,190,186	4,659,880	1,033,908	11,192,644	1,668,799	14,327

Net gain (loss) on investments	102,064	343,547	719,663	2,150,527	33,511	1,137,495	1,987,767	4,042,569	1,125,860	10,442,715	1,341,139	14,096

Net increase (decrease) in net assets resulting from operations	118,748	338,908	708,339	2,835,930	35,171	1,535,322	2,162,817	4,183,731	1,175,263	10,712,455	1,366,909	13,961

Capital transactions:
Transfer of net premiums	127,709	287,296	316,884	2,699,207	263	1,525,500	2,283,574	3,794,082	803,537	6,966,754	421,969	1,421
Transfers due to death benefits	-	-	-	(21,472)	-	(4,989)	(18,261)	(20,595)	-	(14,722)	(6,203)	-
Transfers due to withdrawal of funds	(7,135)	(37,277)	(55,303)	(1,590,265)	(2)	(1,079,703)	(388,456)	(481,601)	(184,462)	(1,787,268)	(204,118)	(1)
Transfers due to policy loans, net of repayments	(3,256)	(14,579)	(48,533)	(328,464)	-	(127,409)	(149,295)	(361,607)	(125,014)	(596,459)	(5,295)	(103)
Transfers due to charges for administrative and insurance costs	(69,185)	(167,949)	(175,484)	(1,314,340)	(1,901)	(711,039)	(1,115,212)	(1,898,310)	(392,836)	(3,637,302)	(95,505)	(963)
Transfers between divisions and to/from Guaranteed Principal Account	240,247	(46,190)	50,917	(244,558)	-	165,133	(23,908)	(200,292)	(139,953)	(635,285)	(226,782)	-

Net increase (decrease) in net assets resulting from capital transactions	288,380	21,301	88,481	(799,892)	(1,640)	(232,507)	588,442	831,677	(38,728)	295,718	(115,934)	354

Total increase (decrease)	407,128	360,209	796,820	2,036,038	33,531	1,302,815	2,751,259	5,015,408	1,136,535	11,008,173	1,250,975	14,315

NET ASSETS, at beginning of the year	298,085	1,278,853	1,201,402	16,545,940	107,908	7,886,604	9,028,404	13,228,948	4,533,438	30,563,882	3,874,964	51,401

NET ASSETS, at end of the year	$705,213	$1,639,062	$1,998,222	$18,581,978	$141,439	$9,189,419	$11,779,663	$18,244,356	$5,669,973	$41,572,055	$5,125,939	$65,716

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$100,031	$23,066	$1,501	$28,820	$5,441	$4,014	$210	$10,805	$65,472	$4,175	$13	$83,746

Expenses
Mortality and expense risk fees	43,689	33,701	569	8,011	1,721	1,202	45	2,110	16,385	74,789	709	38,522

Net investment income (loss)	56,342	(10,635)	932	20,809	3,720	2,812	165	8,695	49,087	(70,614)	(696)	45,224

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(302,237)	(150,496)	(37,796)	(248,329)	(10,047)	(21,474)	1,413	(1,021)	(26,834)	256,245	(1,860)	(56,741)
Realized gain distribution	275,472	-	-	-	-	-	-	12,761	85,033	-	-	-

Realized gain (loss)	(26,765)	(150,496)	(37,796)	(248,329)	(10,047)	(21,474)	1,413	11,740	58,199	256,245	(1,860)	(56,741)

Change in net unrealized appreciation/depreciation of investments	1,623,173	2,061,210	59,283	742,461	80,810	56,133	1,542	61,169	420,959	3,908,120	36,634	1,898,388

Net gain (loss) on investments	1,596,408	1,910,714	21,487	494,132	70,763	34,659	2,955	72,909	479,158	4,164,365	34,774	1,841,647

Net increase (decrease) in net assets resulting from operations	1,652,750	1,900,079	22,419	514,941	74,483	37,471	3,120	81,604	528,245	4,093,751	34,078	1,886,871

Capital transactions:
Transfer of net premiums	1,601,113	691,778	11,112	107,962	18,786	1,782	16,219	56,656	469,808	1,636,818	6,519	1,026,866
Transfers due to death benefits	(1,369)	(902)	-	(3,587)	-	-	-	-	-	(10,584)	(377)	(5,285)
Transfers due to withdrawal of funds	(284,893)	(176,167)	(16,326)	(60,527)	(22,622)	(2)	504	97	(106,129)	(415,343)	(1,913)	(213,768)
Transfers due to policy loans, net of repayments	(109,575)	(72,083)	-	(336)	(133)	-	-	-	(38,121)	(146,594)	(36)	(94,119)
Transfers due to charges for administrative and insurance costs	(799,950)	(446,985)	(2,750)	(106,364)	(7,204)	(40,325)	(5,567)	(6,981)	(231,524)	(905,025)	(3,910)	(497,392)
Transfers between divisions and to/from Guaranteed Principal Account	(46,932)	(226,462)	(137)	(186,120)	-	(3,963)	2,835	-	296,138	154,641	(712)	(224,045)

Net increase (decrease) in net assets resulting from capital transactions	358,394	(230,821)	(8,101)	(248,972)	(11,173)	(42,508)	13,991	49,772	390,172	313,913	(429)	(7,743)

Total increase (decrease)	2,011,144	1,669,258	14,318	265,969	63,310	(5,037)	17,111	131,376	918,417	4,407,664	33,649	1,879,128

NET ASSETS, at beginning of the year	5,281,790	4,180,723	79,807	1,560,240	266,152	217,801	110	299,248	1,845,363	9,096,470	76,168	5,018,396

NET ASSETS, at end of the year	$7,292,934	$5,849,981	$94,125	$1,826,209	$329,462	$212,764	$17,221	$430,624	$2,763,780	$13,504,134	$109,817	$6,897,524

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$1,040	$4,425	$4,203	$-	$20,143	$57	$2,626	$530	$594,894	$5,954	$10	$25

Expenses
Mortality and expense risk fees	619	8,707	2,064	16,266	6,184	113	184	287	120,685	16,638	26	19

Net investment income (loss)	421	(4,282)	2,139	(16,266)	13,959	(56)	2,442	243	474,209	(10,684)	(16)	6

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,743)	40,606	(41,478)	(178,544)	979	2,049	558	3,142	(226,017)	(73,263)	3,422	440
Realized gain distribution	-	-	-	-	-	73	-	77	-	-	-	4

Realized gain (loss)	(11,743)	40,606	(41,478)	(178,544)	979	2,122	558	3,219	(226,017)	(73,263)	3,422	444

Change in net unrealized appreciation/depreciation of investments	37,196	403,284	94,593	1,307,726	371,039	3,604	6,180	6,664	3,930,207	941,643	712	161

Net gain (loss) on investments	25,453	443,890	53,115	1,129,182	372,018	5,726	6,738	9,883	3,704,190	868,380	4,134	605

Net increase (decrease) in net assets resulting from operations	25,874	439,608	55,254	1,112,916	385,977	5,670	9,180	10,126	4,178,399	857,696	4,118	611

Capital transactions:
Transfer of net premiums	8,247	86,746	55,310	411,031	56,206	48,223	75,051	128,757	2,765,196	625,890	4,658	16,918
Transfers due to death benefits	-	(10,057)	-	-	(24,324)	-	-	-	(99,237)	-	-	-
Transfers due to withdrawal of funds	(1,576)	(59,092)	(8,813)	(72,717)	(37,017)	(206)	(1,180)	(1,085)	(1,123,589)	(94,627)	(3,131)	4
Transfers due to policy loans, net of repayments	(500)	(337)	(4,752)	(46,038)	(371)	-	-	(10,000)	(598,248)	(45,497)	-	-
Transfers due to charges for administrative and insurance costs	(2,733)	(38,385)	(31,751)	(178,688)	(17,949)	(20,044)	(10,106)	(29,156)	(2,209,838)	(252,236)	(2,356)	(11,408)
Transfers between divisions and to/from Guaranteed Principal Account	394	(101,827)	21,435	604,810	(28,903)	1,027	2,422	2,932	(100,227)	14,478	1,110	549

Net increase (decrease) in net assets resulting from capital transactions	3,832	(122,952)	31,429	718,398	(52,358)	29,000	66,187	91,448	(1,365,943)	248,008	281	6,063

Total increase (decrease)	29,706	316,656	86,683	1,831,314	333,619	34,670	75,367	101,574	2,812,456	1,105,704	4,399	6,674

NET ASSETS, at beginning of the year	68,848	1,247,694	218,514	1,671,629	1,290,193	406	218	3	21,763,913	1,890,469	454	2

NET ASSETS, at end of the year	$98,554	$1,564,350	$305,197	$3,502,943	$1,623,812	$35,076	$75,585	$101,577	$24,576,369	$2,996,173	$4,853	$6,676

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Investment income
Dividends	$-	$-	$1,807,050	$228	$1,851,544	$58	$8	$96	$154	$57	$91,789	$77,947

Expenses
Mortality and expense risk fees	9,480	5,260	335,594	51	396,833	19	7	24	248	34	28,499	48,245

Net investment income (loss)	(9,480)	(5,260)	1,471,456	177	1,454,711	39	1	72	(94)	23	63,290	29,702

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(38,286)	(63,347)	(3,719,970)	915	(1,437,410)	298	188	518	5,964	988	(13,931)	5,372
Realized gain distribution	-	-	-	-	-	-	-	-	53	-	-	-

Realized gain (loss)	(38,286)	(63,347)	(3,719,970)	915	(1,437,410)	298	188	518	6,017	988	(13,931)	5,372

Change in net unrealized appreciation/depreciation of investments	213,692	219,661	20,410,713	1,416	16,662,616	457	180	695	6,999	665	377,562	1,850,851

Net gain (loss) on investments	175,406	156,314	16,690,743	2,331	15,225,206	755	368	1,213	13,016	1,653	363,631	1,856,223

Net increase (decrease) in net assets resulting from operations	165,926	151,054	18,162,199	2,508	16,679,917	794	369	1,285	12,922	1,676	426,921	1,885,925

Capital transactions:
Transfer of net premiums	344,156	122,256	8,280,030	17,050	4,262,555	7,704	4,515	9,546	73,946	16,140	588,517	1,257,999
Transfers due to death benefits	(2,517)	(326)	(86,746)	-	(29,504)	-	-	-	-	-	(662)	(7,939)
Transfers due to withdrawal of funds	(43,893)	(15,950)	(2,228,100)	(144)	(3,114,116)	(109)	(34)	(124)	(3,832)	(101)	(194,047)	(278,203)
Transfers due to policy loans, net of repayments	(23,713)	(25,104)	(883,195)	-	(389,142)	-	-	-	-	-	(60,984)	(113,165)
Transfers due to charges for administrative and insurance costs	(157,175)	(76,418)	(6,152,019)	(6,916)	(3,096,160)	(3,387)	(2,386)	(5,158)	(13,469)	(8,541)	(383,935)	(590,453)
Transfers between divisions and to/from Guaranteed Principal Account	37,178	8,702	(1,440,961)	2,761	(4,910,300)	1,743	442	1,956	3,020	873	767,244	(76,931)

Net increase (decrease) in net assets resulting from capital transactions	154,036	13,160	(2,510,991)	12,751	(7,276,667)	5,951	2,537	6,220	59,665	8,371	716,133	191,308

Total increase (decrease)	319,962	164,214	15,651,208	15,259	9,403,250	6,745	2,906	7,505	72,587	10,047	1,143,054	2,077,233

NET ASSETS, at beginning of the year	1,244,094	652,839	61,382,496	1,210	71,813,634	197	3	370	213	4	3,675,009	6,072,235

NET ASSETS, at end of the year	$1,564,056	$817,053	$77,033,704	$16,469	$81,216,884	$6,942	$2,909	$7,875	$72,800	$10,051	$4,818,063	$8,149,468

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division

Investment income
Dividends	$2,462,333	$-	$291	$36	$29,634	$29	$54,743	$-	$183	$-	$198	$-

Expenses
Mortality and expense risk fees	295,808	82	97	51	281,097	8,271	73,188	42,477	87	4,633	83	12,759

Net investment income (loss)	2,166,525	(82)	194	(15)	(251,463)	(8,242)	(18,445)	(42,477)	96	(4,633)	115	(12,759)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(238,147)	800	2,783	771	3,987	(2,417)	(786,045)	48,479	3,104	(2,351,399)	1,925	(291,682)
Realized gain distribution	715,972	-	-	7	-	-	-	-	296	-	-	-

Realized gain (loss)	477,825	800	2,783	778	3,987	(2,417)	(786,045)	48,479	3,400	(2,351,399)	1,925	(291,682)

Change in net unrealized appreciation/depreciation of investments	2,508,480	3,820	2,572	798	(41)	498,559	4,211,686	2,061,822	1,289	2,162,987	3,406	631,922

Net gain (loss) on investments	2,986,305	4,620	5,355	1,576	3,946	496,142	3,425,641	2,110,301	4,689	(188,412)	5,331	340,240

Net increase (decrease) in net assets resulting from operations	5,152,830	4,538	5,549	1,561	(247,517)	487,900	3,407,196	2,067,824	4,785	(193,045)	5,446	327,481

Capital transactions:
Transfer of net premiums	3,281,707	20,596	13,342	31,160	4,539,439	189,565	2,000,389	1,208,054	11,845	273,426	20,794	203,943
Transfers due to death benefits	(258,379)	-	-	-	(10,388)	(2,157)	(14,877)	(1,361)	-	(3,291)	-	(665)
Transfers due to withdrawal of funds	(4,042,803)	5	(168)	(107)	(9,473,983)	(57,955)	(787,388)	(212,590)	(24)	(31,707)	389	(166,769)
Transfers due to policy loans, net of repayments	(415,218)	-	-	-	(472,420)	(33,834)	(225,072)	(148,720)	-	(6,902)	-	(7,789)
Transfers due to charges for administrative and insurance costs	(2,268,667)	(8,066)	(5,513)	(11,229)	(3,063,808)	(95,127)	(875,427)	(539,560)	(6,448)	(125,904)	(7,088)	(86,532)
Transfers between divisions and to/from Guaranteed Principal Account	(5,453,751)	9,195	12,648	6,259	12,477,443	116,008	1,764,826	250,423	6,456	(2,154,455)	13,006	(90,793)

Net increase (decrease) in net assets resulting from capital transactions	(9,157,111)	21,730	20,309	26,083	3,996,283	116,500	1,862,451	556,246	11,829	(2,048,833)	27,101	(148,605)

Total increase (decrease)	(4,004,281)	26,268	25,858	27,644	3,748,766	604,400	5,269,647	2,624,070	16,614	(2,241,878)	32,547	178,876

NET ASSETS, at beginning of the year	58,625,651	484	19	-	50,211,307	895,811	7,925,953	5,098,783	959	2,241,878	40	1,688,335

NET ASSETS, at end of the year	$54,621,370	$26,752	$25,877	$27,644	$53,960,073	$1,500,211	$13,195,600	$7,722,853	$17,573	$-	$32,587	$1,867,211

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$137,366	$-	$1,226,373	$-	$192,901	$271,856	$26,340	$-	$43,698	$82,318	$12,496	$-

Expenses
Mortality and expense risk fees	276,859	53,594	342,671	31,096	96,095	100,825	20,045	142,994	87,673	114,749	4,611	3,829

Net investment income (loss)	(139,493)	(53,594)	883,702	(31,096)	96,806	171,031	6,295	(142,994)	(43,975)	(32,431)	7,885	(3,829)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(107,699)	(1,030,816)	(20,444)	(5,384,349)	195,620	(240,853)	(373,645)	(1,104,917)	-	(155,911)	(17,127)	(85,476)
Realized gain distribution	-	-	1,169,334	-	-	-	-	-	-	12,407	-	-

Realized gain (loss)	(107,699)	(1,030,816)	1,148,890	(5,384,349)	195,620	(240,853)	(373,645)	(1,104,917)	-	(143,504)	(17,127)	(85,476)

Change in net unrealized appreciation/depreciation of investments	16,319,889	1,743,860	16,906,356	6,673,282	4,244,559	3,758,986	1,311,472	8,238,107	-	3,109,671	174,555	176,665

Net gain (loss) on investments	16,212,190	713,044	18,055,246	1,288,933	4,440,179	3,518,133	937,827	7,133,190	-	2,966,167	157,428	91,189

Net increase (decrease) in net assets resulting from operations	16,072,697	659,450	18,938,948	1,257,837	4,536,985	3,689,164	944,122	6,990,196	(43,975)	2,933,736	165,313	87,360

Capital transactions:
Transfer of net premiums	6,487,860	1,190,521	7,464,945	1,168,082	2,929,741	2,651,452	172,162	4,244,901	720,069	2,434,829	45,849	27,848
Transfers due to death benefits	(51,249)	(7,602)	(125,627)	(16,343)	(19,975)	(42,139)	-	(28,438)	(8,195)	(21,501)	(3,132)	(1,948)
Transfers due to withdrawal of funds	(3,015,770)	(295,023)	(2,867,083)	(150,307)	(526,772)	(900,946)	(566,786)	(1,250,261)	(717,474)	(734,389)	(74,777)	(209,926)
Transfers due to policy loans, net of repayments	(866,790)	(127,396)	(913,784)	(44,292)	(110,003)	(303,719)	(11,465)	(460,181)	(277,399)	(261,246)	(6,093)	(2,262)
Transfers due to charges for administrative and insurance costs	(3,507,980)	(610,342)	(4,467,720)	(366,912)	(1,220,087)	(1,296,684)	(67,386)	(2,279,595)	(371,197)	(1,491,329)	(25,289)	(19,086)
Transfers between divisions and to/from Guaranteed Principal Account	(788,427)	(291,467)	(1,308,163)	2,521,102	41,958	(396,593)	142,675	(416,336)	53,951	237,190	(18,159)	(20,811)

Net increase (decrease) in net assets resulting from capital transactions	(1,742,356)	(141,309)	(2,217,432)	3,111,330	1,094,862	(288,629)	(330,800)	(189,910)	(600,245)	163,554	(81,601)	(226,185)

Total increase (decrease)	14,330,341	518,141	16,721,516	4,369,167	5,631,847	3,400,535	613,322	6,800,286	(644,220)	3,097,290	83,712	(138,825)

NET ASSETS, at beginning of the year	37,189,312	7,990,339	49,244,187	2,631,958	11,185,339	13,314,701	2,637,202	22,026,712	13,642,681	15,368,549	596,763	556,429

NET ASSETS, at end of the year	$51,519,653	$8,508,480	$65,965,703	$7,001,125	$16,817,186	$16,715,236	$3,250,524	$28,826,998	$12,998,461	$18,465,839	$680,475	$417,604

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$734	$-	$163,571	$24,368	$-	$-	$281,974

Expenses
Mortality and expense risk fees	68	24,993	58,639	4,171	199,706	9,131	63,886

Net investment income (loss)	666	(24,993)	104,932	20,197	(199,706)	(9,131)	218,088

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,426	(87,566)	(412,404)	1,354	(153,171)	(22,134)	(151,627)
Realized gain distribution	1,474	-	-	-	37,351	-	347,860

Realized gain (loss)	2,900	(87,566)	(412,404)	1,354	(115,820)	(22,134)	196,233

Change in net unrealized appreciation/depreciation of investments	88	1,304,411	2,288,589	28,614	12,206,656	543,141	2,526,731

Net gain (loss) on investments	2,988	1,216,845	1,876,185	29,968	12,090,836	521,007	2,722,964

Net increase (decrease) in net assets resulting from operations	3,654	1,191,852	1,981,117	50,165	11,891,130	511,876	2,941,052

Capital transactions:
Transfer of net premiums	14,442	807,345	1,890,704	129,761	3,410,902	111,590	1,437,291
Transfers due to death benefits	-	(13,747)	(15,355)	-	(45,143)	(7,817)	(18,627)
Transfers due to withdrawal of funds	567	(270,750)	(319,438)	(49,468)	(1,931,663)	(101,912)	(292,048)
Transfers due to policy loans, net of repayments	-	(42,924)	(144,056)	-	(485,539)	(5,896)	(107,324)
Transfers due to charges for administrative and insurance costs	(5,360)	(404,856)	(926,874)	(21,047)	(2,160,928)	(19,151)	(781,064)
Transfers between divisions and to/from Guaranteed Principal Account	2,925	(131,364)	35,410	-	(522,288)	86,588	(60,497)

Net increase (decrease) in net assets resulting from capital transactions	12,574	(56,296)	520,391	59,246	(1,734,659)	63,402	177,731

Total increase (decrease)	16,228	1,135,556	2,501,508	109,411	10,156,471	575,278	3,118,783

NET ASSETS, at beginning of the year	8	2,910,070	7,395,548	639,396	27,358,219	1,017,852	7,758,890

NET ASSETS, at end of the year	$16,236	$4,045,626	$9,897,056	$748,807	$37,514,690	$1,593,130	$10,877,673

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”), established on July 13, 1988, is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account I is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following thirteen segments within Separate Account I: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, Strategic Group Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, and Variable Universal Life III.

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF SEPARATE ACCOUNT I’S ASSETS

As of December 31, 2010, Separate Account I consists of seventy-four divisions that invest in the following mutual funds. All of the funds may not be available to all of the thirteen segments of Separate Account I:

Divisions	The divisions listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [2]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [3]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [3]

DWS Small Cap Index Division	DWS Small Cap Index VIP [4]

Fidelity® VIP Contrafund® Division (Initial Class and Service Class)	Fidelity® VIP Contrafund® Portfolio [5] (Initial Class and Service Class)

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [5]

Franklin Small Cap Value Securities Division	Franklin Small Cap Value Securities Fund [6]

Goldman Sachs VIT Large Cap Value Division [8]	Goldman Sachs VIT Large Cap Value Fund [7,8]

Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Mid Cap Value Fund [7]

Goldman Sachs VIT Strategic Growth Division [9]	Goldman Sachs VIT Strategic Growth Fund [7,9]

Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Strategic International Equity Fund [10]

Goldman Sachs VIT Structured U.S. Equity Division	Goldman Sachs VIT Structured U.S. Equity Fund [7]

ING Clarion Global Real Estate Division	ING Clarion Global Real Estate Portfolio [11]

Invesco V.I. Financial Services Division [12]	Invesco V.I. Financial Services Fund [12,13]

Invesco V.I. Global Health Care Division [14]	Invesco V.I. Global Health Care Fund [13,14]

Invesco V.I. Technology Division [15]	Invesco V.I. Technology Fund [13,15]

Janus Aspen Balanced Division (Institutional and Service)	Janus Aspen Balanced Portfolio [16] (Institutional and Service)

Janus Aspen Forty Division (Institutional and Service)	Janus Aspen Forty Portfolio [16] (Institutional and Service)

Notes To Financial Statements (Continued)

Divisions	The divisions listed in the first column invests in the fund in this column

Janus Aspen Worldwide Division (Institutional and Service)	Janus Aspen Worldwide Portfolio [16] (Institutional and Service)

MFS® Growth Division	MFS® Growth Series [17]

MFS® Investors Trust Division	MFS® Investors Trust Series [17]

MFS® New Discovery Division	MFS® New Discovery Series [17]

MFS® Research Division	MFS® Research Series [17]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [18]

MML Asset Allocation Division	MML Asset Allocation Fund [18]

MML Balanced Allocation Division	MML Balanced Allocation Fund [18]

MML Blend Division	MML Blend Fund [19]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [18]

MML Concentrated Growth Division	MML Concentrated Growth Fund [18]

MML Conservative Allocation Division	MML Conservative Allocation Fund [18]

MML Emerging Growth Division	MML Emerging Growth Fund [18]

MML Enhanced Index Core Equity Division	MML Enhanced Index Core Equity Fund [18]

MML Equity Division	MML Equity Fund [19]

MML Equity Income Division	MML Equity Income Fund [18]

MML Equity Index Division	MML Equity Index Fund [18]

MML Foreign Division	MML Foreign Fund [18]

MML Global Division	MML Global Fund [18]

MML Growth & Income Division	MML Growth & Income Fund [18]

MML Growth Allocation Division	MML Growth Allocation Fund [18]

MML Income & Growth Division	MML Income & Growth Fund [18]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [19]

MML Large Cap Value Division	MML Large Cap Value Fund [18]

MML Managed Bond Division	MML Managed Bond Fund [19]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [18]

MML Mid Cap Value Division	MML Mid Cap Value Fund [18]

MML Moderate Allocation Division	MML Moderate Allocation Fund [18]

MML Money Market Division	MML Money Market Fund [19]

MML NASDAQ-100® Division [20]	MML NASDAQ-100® Fund [18,20]

MML Small Cap Equity Division	MML Small Cap Equity Fund [19]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [18]

MML Small Cap Index Division	MML Small Cap Index Fund [18]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [18]

Oppenheimer Balanced Division	Oppenheimer Balanced Fund/VA [21]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [21]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [21]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [21]

Oppenheimer Global Strategic Income Division [22]	Oppenheimer Global Strategic Income Fund/VA [21,22]

Notes To Financial Statements (Continued)

Divisions	The divisions listed in the first column invests in the fund in this column

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA [21]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [21]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [21]

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA [21]

Oppenheimer Money Division	Oppenheimer Money Fund/VA [21]

Oppenheimer Small- & Mid-Cap Growth Division [23]	Oppenheimer Small- & Mid-Cap Growth Fund/VA [21,23]

Panorama Growth Division	Panorama Growth Portfolio [21]

Panorama Total Return Division	Panorama Total Return Portfolio [21]

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT CommodityRealReturn® Strategy Portfolio [24]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [25]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [25]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [25]

T. Rowe Price Mid-Cap Growth Division [26]	T. Rowe Price Mid-Cap Growth Portfolio [25,26]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [25]

Templeton Foreign Securities Division	Templeton Foreign Securities Fund [27]

In addition to the seventy-four divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	American Century Global Investment Management, Inc. is the investment adviser to this Fund.
[3]	Capital Research and Management Company is the investment adviser to the listed Funds.
[4]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[5]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[6]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Prior to April 30, 2010, Goldman Sachs VIT Large Cap Value was formerly known as Goldman Sachs VIT Growth and Income.
[9]	Prior to April 30, 2010, Goldman Sachs VIT Strategic Growth was formerly known as Goldman Sachs VIT Capital Growth.
[10]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[11]	ING Investments, LLC is the investment adviser to this Portfolio.
[12]	Prior to April 30, 2010, Invesco V.I. Financial Services was formerly known as AIM V.I. Financial Services.
[13]	Invesco Aim Advisors, Inc. is the investment adviser to the listed Funds.
[14]	Prior to April 30, 2010, Invesco V.I. Global Health Care was formerly known as AIM V.I. Global Health Care.
[15]	Prior to April 30, 2010, Invesco V.I. Technology was formerly known as AIM V.I. Technology.
[16]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[17]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[18]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[19]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[20]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to the Fund.

[21]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds/Portfolios.
[22]	Prior to April 30, 2010, Oppenheimer Global Strategic Income was formerly known as Oppenheimer Strategic Bond.
[23]	Prior to April 30, 2010, Oppenheimer Small- & Mid-Cap Growth was formerly known as Oppenheimer MidCap.
[24]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[25]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[26]	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.
[27]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

G.	Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires the additional disclosure of transfers in and out of Level 1 and Level 2 fair value measurements as well as descriptions of the reasons for the transfers. It also requires separate presentation of purchases, sales, issuances and settlements within the Level 3 reconciliation, which is the schedule for fair value measurements using significant unobservable inputs. This update further clarifies the

Notes To Financial Statements (Continued)

existing disclosure requirements that a reporting entity should provide fair value measurement disclosure for each class of assets and liabilities. It also requires that the valuation methods and inputs used to develop these fair value measurements be disclosed. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Adoption of this standard did not have a significant impact on the Account.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2010. There has been no movement between levels for the year ending December 31, 2010.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered in distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$1,481,188	$3,395	$1,555,916	$1,900,912	$2,243,015	$555,711	$3,974,837	$481,515	$1,672	$1,023,189	$517,388	$586,304
Proceeds from sales	(3,715,879)	(2,718)	(2,654,292)	(1,177,015)	(2,091,966)	(683,732)	(4,434,085)	(1,410,709)	(1,376)	(832,448)	(9,850)	(571,682)

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Cost of purchases	$500,636	$75,883	$7,073	$65,873	$182,274	$219,509	$254,325	$140,922	$896,822	$1,087,890	$40,189	$1,132,863
Proceeds from sales	(749,773)	(109,423)	(42,038)	(51,821)	(134,224)	(264,943)	(274,662)	(24,323)	(325,337)	(2,470,362)	(33,147)	(1,094,592)

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Cost of purchases	$24,464	$168,955	$376,425	$1,078,644	$66,919	$88,651	$22,790	$69,412	$2,506,163	$561,361	$9,678	$105,890
Proceeds from sales	(20,208)	(380,929)	(84,333)	(943,818)	(115,782)	(30,685)	(65,284)	(68,913)	(3,334,755)	(514,677)	(3,372)	(59,874)

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Cost of purchases	$489,241	$132,367	$5,917,203	$23,855	$4,375,297	$23,042	$21,724	$25,885	$87,529	$37,412	$1,351,675	$1,107,741
Proceeds from sales	(271,865)	(140,445)	(9,682,208)	(8,697)	(31,403,504)	(5,489)	(5,830)	(5,473)	(56,397)	(25,065)	(914,889)	(1,518,369)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division

Cost of purchases	$7,901,805	$39,622	$95,427	$53,605	$43,683,639	$223,873	$1,201,198	$976,941	$84,715	$74,227
Proceeds from sales	(21,266,398)	(20,107)	(65,098)	(16,679)	(10,777,270)	(244,742)	(1,632,654)	(1,262,883)	(67,320)	(50,398)

	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division
Cost of purchases	$222,392	$3,064,554	$1,357,477	$4,830,738	$4,548,317	$1,111,258	$2,393,073	$1,317,015	$413,522	$1,656,973
Proceeds from sales	(634,205)	(7,183,145)	(2,033,701)	(8,945,558)	(4,020,045)	(3,820,669)	(2,109,768)	(2,063,084)	(1,585,822)	(2,619,228)

	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$2,184,163	$170,533	$42,006	$88,346	$740,125	$1,492,044	$26,364	$4,459,324	$502,029	$1,249,845
Proceeds from sales	(3,915,929)	(84,678)	(68,543)	(69,059)	(514,738)	(1,044,012)	(435,476)	(4,873,643)	(592,879)	(1,345,276)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2010 were as follows:

December 31, 2010	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	6,054,391	649	3,205,830	1,419,704	2,619,814	531,175	4,291,615	440,150	2,456	800,355	19,663	112,088
Units withdrawn	(8,140,962)	(2,746)	(4,062,383)	(1,110,693)	(2,143,151)	(539,023)	(4,425,018)	(1,170,215)	(1,980)	(697,102)	(13,207)	(144,324)
Units transferred between divisions and transferred to/from GPA	(264,697)	-	53,605	45,111	(466,900)	(84,648)	(300,321)	42,665	-	5,266	417,558	21,839

Net increase (decrease)	(2,351,268)	(2,097)	(802,948)	354,122	9,763	(92,496)	(433,724)	(687,400)	476	108,519	424,014	(10,397)

December 31, 2010 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	770,058	80,192	9,566	18,871	207,650	187,660	531,903	16,831	253,810	1,265,876	6,065	1,233,541
Units withdrawn	(917,279)	(130,619)	(48,878)	(12,243)	(152,760)	(177,082)	(494,375)	(10,572)	(203,656)	(1,955,953)	(3,437)	(1,847,388)
Units transferred between divisions and transferred to/from GPA	(113,905)	14,070	-	2,761	17,586	(38,315)	(58,635)	62,479	276,653	(428,459)	1,743	864,701

Net increase (decrease)	(261,126)	(36,357)	(39,312)	9,389	72,476	(27,737)	(21,107)	68,738	326,807	(1,118,536)	4,371	250,854

December 31, 2010 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	5,981	146,091	36,824	303,166	67,521	53,237	21,986	63,146	1,650,095	861,253	7,523	49,148
Units withdrawn	(2,347)	(339,267)	(63,380)	(414,764)	(155,021)	(27,365)	(60,477)	(66,445)	(2,481,481)	(710,583)	(3,409)	(12,821)
Units transferred between divisions and transferred to/from GPA	(487)	(66,045)	221,967	149,456	6,304	18,180	222	2,859	185,964	(65,132)	658	326

Net increase (decrease)	3,147	(259,221)	195,411	37,858	(81,196)	44,052	(38,269)	(440)	(645,422)	85,538	4,772	36,653

December 31, 2010 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Units purchased	471,958	96,999	5,847,594	22,005	6,779,869	16,647	12,387	22,453	59,070	20,042	541,093	1,519,008
Units withdrawn	(350,130)	(108,330)	(7,041,669)	(10,427)	(10,422,220)	(6,793)	(5,321)	(9,008)	(47,562)	(12,334)	(566,408)	(1,627,030)
Units transferred between divisions and transferred to/from GPA	286,774	(1,345)	(1,355,734)	843	(11,888,789)	3,799	5,001	3,523	12,382	2,454	246,804	(280,019)

Net increase (decrease)	408,602	(12,676)	(2,549,809)	12,421	(15,531,140)	13,653	12,067	16,968	23,890	10,162	221,489	(388,041)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2010 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division

Units purchased	8,203,118	24,205	21,543	52,528	3,473,880	189,208	1,950,775	1,074,804	28,739	25,250	241,857	7,834,806
Units withdrawn	(11,340,320)	(12,213)	(11,410)	(25,353)	(8,395,060)	(240,472)	(1,961,140)	(1,151,503)	(10,400)	(13,659)	(540,245)	(9,206,531)
Units transferred between divisions and transferred to/from GPA	(1,479,914)	1,095	12,294	377	21,968,359	36,368	(323,385)	(148,385)	(3,117)	4,575	(38,697)	(1,651,937)

Net increase (decrease)	(4,617,116)	13,087	22,427	27,552	17,047,179	(14,896)	(333,750)	(225,084)	15,222	16,166	(337,085)	(3,023,662)

December 31, 2010 (Continued)	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division	PIMCO Commodity Real Return Strategy Division
Units purchased	1,777,571	5,297,265	1,415,310	2,809,333	1,904,367	2,426,360	1,385,467	1,054,408	4,244,418	60,151	46,137	22,388
Units withdrawn	(2,539,822)	(6,660,859)	(1,852,025)	(2,847,266)	(1,855,474)	(2,899,914)	(1,953,870)	(2,031,053)	(4,752,650)	(125,146)	(80,082)	(11,558)
Units transferred between divisions and transferred to/from GPA	(54,426)	(695,170)	17,644	(7,637,306)	120,012	(322,310)	(8,721)	221,217	(704,252)	151,736	-	1,136

Net increase (decrease)	(816,677)	(2,058,764)	(419,071)	(7,675,239)	168,905	(795,864)	(577,124)	(755,428)	(1,212,484)	86,741	(33,945)	11,966

December 31, 2010 (Continued)	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	627,016	1,231,296	92,154	1,924,453	239,182	1,040,233
Units withdrawn	(526,203)	(987,409)	(176,051)	(2,987,126)	(547,134)	(1,022,997)
Units transferred between divisions and transferred to/from GPA	98,842	(10,404)	(186,977)	(256,458)	210,374	(174,463)

Net increase (decrease)	199,655	233,483	(270,874)	(1,319,131)	(97,578)	(157,227)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2009	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Units purchased	265,687	242,606	716,883	3,400,373	398	1,342,162	1,929,828	3,397,300	782,228	6,132,915	489,551	2,637
Units withdrawn	(153,807)	(184,431)	(593,380)	(3,915,342)	(2,897)	(1,591,591)	(1,392,068)	(2,404,311)	(648,971)	(5,217,332)	(356,720)	(2,223)
Units transferred between divisions and to/from GPA	400,166	(45,425)	94,181	(359,555)	-	63,456	(59,322)	(274,385)	(152,056)	(653,967)	(201,206)	-

Net increase (decrease)	512,046	12,750	217,684	(874,524)	(2,499)	(185,973)	478,438	718,604	(18,799)	261,616	(68,375)	414

December 31, 2009 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	1,201,968	1,018,304	12,813	60,593	21,929	2,143	17,059	46,618	343,403	1,686,360	5,125	1,754,482
Units withdrawn	(853,555)	(966,063)	(16,900)	(81,217)	(32,144)	(52,040)	(5,349)	(5,964)	(272,541)	(1,520,637)	(5,139)	(1,340,420)
Units transferred between divisions and to/from GPA	(43,093)	(376,263)	5,422	(73,189)	-	(3,908)	1,985	-	222,628	52,452	(509)	(430,912)

Net increase (decrease)	305,320	(324,022)	1,335	(93,813)	(10,215)	(53,805)	13,695	40,654	293,490	218,175	(523)	(16,850)

December 31, 2009 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	9,421	158,911	47,827	357,534	70,570	44,596	75,988	115,026	2,091,676	1,174,939	4,383	15,848
Units withdrawn	(5,796)	(181,917)	(37,592)	(254,569)	(90,401)	(18,566)	(10,360)	(34,689)	(2,710,260)	(721,448)	(2,230)	(10,355)
Units transferred between divisions and to/from GPA	302	(103,466)	10,648	312,951	(26,071)	1,001	1,677	2,752	(197,793)	(4,083)	1,172	0

Net increase (decrease)	3,927	(126,472)	20,883	415,916	(45,902)	27,031	67,305	83,089	(816,377)	449,408	3,325	5,493

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2009 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Units purchased	579,908	117,406	7,392,547	17,054	5,475,946	6,874	4,195	10,643	69,938	17,467	492,603	1,446,587
Units withdrawn	(376,817)	(112,214)	(7,519,165)	(6,952)	(7,534,611)	(3,103)	(2,132)	(5,170)	(12,307)	(8,735)	(517,461)	(1,096,008)
Units transferred between divisions and to/from GPA	47,488	5,780	(1,400,721)	2,725	(3,802,795)	1,423	218	784	306	206	617,836	(112,540)

Net increase (decrease)	250,579	10,972	(1,527,339)	12,827	(5,861,460)	5,194	2,281	6,257	57,937	8,938	592,978	238,039

December 31, 2009 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division
Units purchased	2,332,617	18,442	18,194	26,756	4,827,803	273,236	2,053,762	1,371,372	13,139	292,559	21,017	219,055
Units withdrawn	(4,221,631)	(6,798)	(5,248)	(9,438)	(11,621,562)	(246,056)	(1,788,534)	(1,038,596)	(6,610)	(178,058)	(6,417)	(260,973)
Units transferred between divisions and to/from GPA	(1,082,631)	7,332	7,541	5,030	6,728,947	188,586	1,822,016	309,569	7,621	(2,124,299)	9,783	(102,043)

Net increase (decrease)	(2,971,645)	18,976	20,487	22,348	(64,812)	215,766	2,087,244	642,345	14,150	(2,009,798)	24,383	(143,961)

December 31, 2009 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	8,305,698	1,479,765	6,064,442	3,795,237	2,876,557	3,395,082	180,434	5,947,342	606,416	1,732,627	89,652	62,239
Units withdrawn	(8,094,377)	(1,255,571)	(5,663,434)	(1,813,873)	(1,779,673)	(3,081,190)	(453,045)	(5,099,466)	(1,088,556)	(1,721,077)	(166,287)	(294,425)
Units transferred between divisions and to/from GPA	(1,166,331)	(400,271)	(1,035,734)	8,212,664	(51,998)	(398,478)	86,532	(617,728)	34,789	176,726	(24,703)	(29,139)

Net increase (decrease)	(955,010)	(176,077)	(634,726)	10,194,028	1,044,886	(84,586)	(186,079)	230,148	(447,351)	188,276	(101,338)	(261,325)

December 31, 2009 (Continued)	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	14,348	760,566	1,698,002	86,925	2,670,349	231,536	1,362,293
Units withdrawn	(5,020)	(666,226)	(1,230,181)	(47,367)	(3,292,795)	(248,574)	(1,084,239)
Units transferred between divisions and to/from GPA	3,523	(144,186)	23,339	-	(529,693)	97,046	(36,198)

Net increase (decrease)	12,851	(49,846)	491,160	39,558	(1,152,139)	80,008	241,856

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2010 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2010	16,768,505	$1.02 to $1.22	$18,496,548	1.52%	0.25% to 1.00%	13.01% to 13.86%
2009	19,119,773	0.90 to 1.08	18,581,978	4.77	0.25 to 1.00	16.92 to 17.80
2008	19,994,297	0.76 to 0.92	16,545,940	2.06	0.25 to 1.00	(35.24) to (34.75)
2007	20,608,539	1.17 to 1.42	26,101,947	1.78	0.25 to 1.00	(1.07) to (0.32)
2006	19,690,845	1.17 to 1.44	25,141,137	1.74	0.25 to 1.00	15.93 to 16.80

American Century VP International Division
2010	171,195	0.92	157,354	2.28	0.60	12.62
2009	173,292	0.82	141,439	2.00	0.60	32.96
2008	175,791	0.61	107,908	1.32	0.60	(45.15)
2007	1,869,633	1.12	2,092,483	0.59	0.60	17.35
2006	1,545,230	0.95	1,473,764	1.33	0.60	24.28

American Century VP Value Division
2010	5,702,786	1.35 to 1.66	9,148,271	2.21	0.25 to 1.00	12.29 to 13.14
2009	6,505,734	1.21 to 1.46	9,189,419	5.56	0.25 to 1.00	18.67 to 19.56
2008	6,691,707	1.02 to 1.22	7,886,604	2.44	0.25 to 1.00	(27.51) to (26.96)
2007	6,649,890	1.40 to 1.68	10,894,740	1.55	0.25 to 1.00	(6.09) to (5.38)
2006	6,286,660	1.49 to 1.77	10,921,207	1.21	0.25 to 1.00	17.48 to 18.36

American Funds® Asset Allocation Division
2010	8,764,213	1.40 to 1.63	13,711,913	2.06	0.25 to 1.00	11.39 to 12.23
2009	8,410,091	1.25 to 1.45	11,779,663	2.47	0.25 to 1.00	22.75 to 23.67
2008	7,931,653	1.02 to 1.17	9,028,404	2.69	0.25 to 1.00	(30.21) to (29.69)
2007	7,313,808	1.46 to 1.67	11,907,888	2.35	0.25 to 1.00	5.49 to 6.29
2006	5,841,324	1.39 to 1.57	8,992,331	2.57	0.25 to 1.00	13.52 to 14.37

American Funds® Growth-Income Division
2010	13,260,303	1.27 to 1.59	20,187,047	1.50	0.25 to 1.00	10.32 to 11.15
2009	13,250,540	1.15 to 1.43	18,244,356	1.67	0.25 to 1.00	29.94 to 30.91
2008	12,531,936	0.89 to 1.10	13,228,948	1.81	0.25 to 1.00	(38.47) to (38.00)
2007	11,276,548	1.44 to 1.77	19,322,765	1.63	0.25 to 1.00	3.99 to 4.78
2006	9,187,725	1.39 to 1.69	15,067,960	1.74	0.25 to 1.00	14.06 to 14.92

DWS Small Cap Index Division
2010	4,316,330	1.45 to 1.67	6,967,565	0.91	0.25 to 1.00	25.14 to 26.08
2009	4,408,826	1.16 to 1.33	5,669,973	1.75	0.25 to 1.00	25.31 to 26.26
2008	4,427,625	0.93 to 1.05	4,533,438	1.59	0.25 to 1.00	(34.78) to (34.29)
2007	4,213,758	1.42 to 1.60	6,595,945	0.85	0.25 to 1.00	(2.88) to (2.14)
2006	3,909,521	1.46 to 1.63	6,281,962	0.63	0.25 to 1.00	16.33 to 17.20

Fidelity® VIP Contrafund® Division (Initial)
2010	28,127,582	1.51 to 1.59	47,575,958	1.27	0.25 to 1.00	16.05 to 16.92
2009	28,561,306	1.29 to 1.37	41,572,055	1.45	0.25 to 1.00	34.36 to 35.37
2008	28,299,690	0.95 to 1.02	30,563,882	1.06	0.25 to 1.00	(43.09) to (42.66)
2007	26,526,742	1.79 to 2.29	50,243,618	1.00	0.25 to 1.00	16.42 to 17.30
2006	24,515,709	1.54 to 1.95	39,794,599	1.33	0.25 to 1.00	10.61 to 11.44

Fidelity® VIP Contrafund® Division (Service)
2010	3,007,855	1.60 to 1.67	4,858,363	1.07	0.60 to 0.75	16.23 to 16.41
2009	3,695,255	1.38 to 1.44	5,125,939	1.32	0.60 to 0.75	34.65 to 34.85
2008	3,763,630	1.02 to 1.07	3,874,964	0.81	0.60 to 0.75	(43.04) to (42.96)
2007	4,437,127	1.80 to 1.87	8,066,921	0.88	0.60 to 0.75	16.63 to 16.80
2006	3,986,892	1.54 to 1.60	6,205,658	1.12	0.60 to 0.75	10.76 to 10.92

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Growth Division
2010	114,052	$0.71	$81,377	0.18%	0.60%	23.31%
2009	113,576	0.58	65,716	0.35	0.60	27.38
2008	113,162	0.45	51,401	0.57	0.60	(47.55)
2007	215,766	0.87	186,858	0.58	0.60	26.11
2006	266,378	0.69	182,932	0.26	0.60	6.10

Franklin Small Cap Value Securities Division
2010	4,454,646	1.71 to 2.23	9,520,968	0.74	0.25 to 1.00	26.95 to 27.90
2009	4,346,127	1.35 to 1.74	7,292,934	1.65	0.25 to 1.00	27.87 to 28.83
2008	4,040,807	1.05 to 1.35	5,281,790	1.14	0.25 to 1.00	(33.68) to (33.18)
2007	3,550,544	1.59 to 2.03	6,979,654	0.64	0.25 to 1.00	(3.36) to (2.62)
2006	2,834,886	1.64 to 2.08	5,749,596	0.63	0.25 to 1.00	15.82 to 16.69

Goldman Sachs VIT Large Cap Value Division
2010	508,650	1.22 to 1.31	657,808	0.88	0.30 to 0.60	10.53 to 10.86
2009	84,636	1.11 to 1.18	94,125	1.42	0.30 to 0.60	17.61 to 17.96
2008	83,301	0.94 to 1.00	79,807	2.05	0.30 to 0.60	(34.91) to (34.72)
2007	120,152	1.45 to 1.53	179,076	0.70	0.30 to 0.60	0.88 to 1.19
2006	242,453	1.44 to 1.52	365,677	1.76	0.30 to 0.60	21.90 to 22.26

Goldman Sachs VIT Mid Cap Value Division
2010	724,685	3.04 to 3.18	2,240,529	0.71	0.30 to 0.60	24.25 to 24.63
2009	735,082	2.45 to 2.55	1,826,209	1.68	0.30 to 0.60	32.36 to 32.75
2008	828,895	1.85 to 1.92	1,560,240	1.03	0.30 to 0.60	(37.43) to (37.24)
2007	1,014,106	2.96 to 3.06	3,027,054	0.76	0.30 to 0.60	2.58 to 2.89
2006	1,038,226	2.88 to 2.98	3,027,333	1.12	0.30 to 0.60	15.47 to 15.82

Goldman Sachs VIT Strategic Growth Division
2010	6,305,064	0.91 to 1.25	6,177,649	0.44	0.25 to 1.00	9.64 to 10.46
2009	6,566,190	0.83 to 1.14	5,849,981	0.47	0.25 to 1.00	46.28 to 47.38
2008	6,890,212	0.56 to 0.78	4,180,723	0.12	0.25 to 1.00	(42.34) to (41.90)
2007	8,013,664	0.96 to 1.35	8,434,328	0.19	0.25 to 1.00	9.03 to 9.86
2006	7,735,265	0.88 to 1.24	7,440,647	0.15	0.25 to 1.00	7.48 to 8.29

Goldman Sachs VIT Strategic International Equity Division
2010	269,891	1.18	318,525	1.62	0.60	9.70
2009	306,248	1.08	329,462	1.89	0.60	27.92
2008	316,463	0.84	266,152	3.04	0.60	(46.28)
2007	328,008	1.57	513,527	1.45	0.60	7.23
2006	303,309	1.46	442,822	1.77	0.60	21.37

Goldman Sachs VIT Structured U.S. Equity Division
2010	194,147	1.02 to 1.19	198,554	1.41	0.30 to 0.60	12.17 to 12.50
2009	233,459	0.91 to 1.06	212,764	1.97	0.30 to 0.60	20.42 to 20.78
2008	287,264	0.75 to 0.88	217,801	1.77	0.30 to 0.60	(37.38) to (37.19)
2007	327,110	1.21 to 1.40	403,191	0.69	0.30 to 0.60	(2.22) to (1.92)
2006	496,632	1.23 to 1.43	656,215	1.09	0.30 to 0.60	12.22 to 12.55

ING Clarion Global Real Estate Division
2010	23,201	1.44	33,351	9.42	0.50 to 0.70	15.19 to 15.42
2009	13,812	1.25	17,221	2.20	0.50 to 0.70	32.49 to 32.75
2008	117	0.94	110	-	0.50 to 0.70	(0.06)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Financial Services Division
2010	1,182,804	$0.58 to $0.72	$825,003	0.11%	0.25% to 1.00%	9.22% to 10.04%
2009	1,110,328	0.53 to 0.65	705,213	4.42	0.25 to 1.00	26.16 to 27.11
2008	598,282	0.42 to 0.51	298,085	2.99	0.25 to 1.00	(59.85) to (59.54)
2007	437,087	1.05 to 1.27	540,314	1.90	0.25 to 1.00	(22.99) to (22.41)
2006	356,251	1.36 to 1.64	570,219	1.89	0.25 to 1.00	15.29 to 16.15

Invesco V.I. Global Health Care Division
2010	1,128,239	1.35 to 1.54	1,670,456	-	0.25 to 1.00	4.25 to 5.03
2009	1,155,976	1.29 to 1.47	1,639,062	0.37	0.25 to 1.00	26.40 to 27.36
2008	1,143,226	1.02 to 1.15	1,278,853	-	0.25 to 1.00	(29.33) to (28.80)
2007	1,013,954	1.45 to 1.62	1,601,399	-	0.25 to 1.00	10.74 to 11.57
2006	889,467	1.31 to 1.45	1,265,363	-	0.25 to 1.00	4.19 to 4.97

Invesco V.I. Technology Division
2010	3,391,299	0.81 to 1.26	2,410,547	-	0.25 to 1.00	20.10 to 21.00
2009	3,412,406	0.67 to 1.05	1,998,222	-	0.25 to 1.00	55.83 to 57.00
2008	3,194,722	0.43 to 0.67	1,201,402	-	0.25 to 1.00	(45.06) to (44.64)
2007	2,838,892	0.77 to 1.22	1,938,210	-	0.25 to 1.00	6.63 to 7.43
2006	2,602,604	0.72 to 1.15	1,663,639	-	0.25 to 1.00	9.38 to 10.21

Janus Aspen Balanced Division (Institutional)
2010	380,431	1.49	566,259	2.95	0.60	7.74
2009	311,693	1.38	430,624	3.07	0.60	25.13
2008	271,039	1.10	299,248	2.68	0.60	(16.34)
2007	270,545	1.32	357,054	1.27	0.60	9.87
2006	1,007,585	1.20	1,210,299	2.23	0.60	10.06

Janus Aspen Balanced Division (Service)
2010	2,083,372	1.56 to 1.75	3,516,736	2.58	0.25 to 1.00	7.04 to 7.85
2009	1,756,565	1.46 to 1.62	2,763,780	2.81	0.25 to 1.00	24.33 to 25.27
2008	1,463,075	1.18 to 1.30	1,845,363	2.59	0.25 to 1.00	(16.90) to (16.27)
2007	1,118,039	1.41 to 1.55	1,691,029	2.38	0.25 to 1.00	9.18 to 10.01
2006	937,668	1.29 to 1.41	1,295,293	2.13	0.25 to 1.00	9.32 to 10.14

Janus Aspen Forty Division (Institutional)
2010	10,130,220	1.07 to 1.39	12,880,082	0.35	0.25 to 0.75	5.95 to 6.48
2009	11,248,756	1.01 to 1.31	13,504,134	0.04	0.25 to 0.75	45.24 to 45.97
2008	11,030,581	0.67 to 0.90	9,096,470	0.14	0.25 to 0.75	(44.57) to (44.29)
2007	11,272,793	1.24 to 1.63	16,553,272	0.36	0.25 to 0.75	35.96 to 36.65
2006	10,764,997	0.91 to 1.20	11,662,341	0.37	0.25 to 0.75	8.53 to 9.07

Janus Aspen Forty Division (Service)
2010	70,344	1.71 to 1.94	124,015	0.23	0.50 to 1.00	5.42 to 5.95
2009	65,973	1.62 to 1.83	109,817	0.01	0.50 to 1.00	44.56 to 45.29
2008	66,496	1.12 to 1.26	76,168	0.01	0.50 to 1.00	(44.86) to (44.59)
2007	33,767	2.04 to 2.28	70,837	0.19	0.50 to 1.00	35.27 to 35.95
2006	30,117	1.51 to 1.67	46,874	0.15	0.50 to 1.00	8.03 to 8.57

Janus Aspen Worldwide Division (Institutional)
2010	9,770,979	0.71 to 0.92	7,979,509	0.61	0.25 to 0.75	14.97 to 15.55
2009	9,520,125	0.62 to 0.80	6,897,524	1.44	0.25 to 0.75	36.67 to 37.36
2008	9,536,975	0.44 to 0.59	5,018,396	1.24	0.25 to 0.75	(45.08) to (44.80)
2007	9,795,521	0.82 to 1.07	9,294,263	0.78	0.25 to 0.75	8.80 to 9.35
2006	8,812,972	0.75 to 0.98	7,743,589	1.78	0.25 to 0.75	17.32 to 17.91

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Worldwide Division (Service)
2010	89,011	$1.23 to $1.50	$118,084	0.49%	0.50% to 1.00%	14.37% to 14.94%
2009	85,864	1.08 to 1.31	98,554	1.29	0.50 to 1.00	36.04 to 36.72
2008	81,937	0.79 to 0.96	68,848	1.04	0.50 to 1.00	(45.36) to (45.08)
2007	72,956	1.45 to 1.74	113,041	0.58	0.50 to 1.00	8.27 to 8.81
2006	65,456	1.34 to 1.60	94,029	1.65	0.50 to 1.00	16.77 to 17.35

MFS® Growth Division
2010	1,277,227	1.13 to 1.37	1,494,497	0.12	0.30 to 0.75	14.48 to 14.99
2009	1,536,448	0.98 to 1.19	1,564,350	0.33	0.30 to 0.75	36.65 to 37.26
2008	1,662,920	0.72 to 0.87	1,247,694	0.23	0.30 to 0.75	(37.89) to (37.60)
2007	1,741,514	1.16 to 1.39	2,099,520	-	0.30 to 0.75	20.26 to 20.81
2006	1,575,248	0.96 to 1.15	1,550,475	-	0.30 to 0.75	7.09 to 7.57

MFS® Investors Trust Division
2010	411,584	1.39 to 1.63	643,501	1.32	0.25 to 1.00	9.99 to 10.82
2009	216,173	1.26 to 1.47	305,197	1.54	0.25 to 1.00	25.64 to 26.58
2008	195,290	1.01 to 1.16	218,514	0.70	0.25 to 1.00	(33.75) to (33.25)
2007	125,171	1.52 to 1.74	210,476	0.80	0.25 to 1.00	9.20 to 10.03
2006	119,165	1.39 to 1.58	183,262	0.43	0.25 to 1.00	11.87 to 12.71

MFS® New Discovery Division
2010	2,135,900	1.63 to 2.22	4,811,315	-	0.25 to 1.00	34.98 to 36.00
2009	2,098,042	1.21 to 1.63	3,502,943	-	0.25 to 1.00	61.56 to 62.78
2008	1,682,126	0.75 to 1.00	1,671,629	-	0.25 to 1.00	(39.93) to (39.48)
2007	1,493,038	1.24 to 1.66	2,479,683	-	0.25 to 1.00	1.49 to 2.26
2006	1,513,736	1.22 to 1.62	2,520,413	-	0.25 to 1.00	12.09 to 12.93

MFS® Research Division
2010	1,374,352	1.16 to 1.36	1,775,339	0.92	0.30 to 0.75	15.03 to 15.55
2009	1,455,548	1.00 to 1.18	1,623,812	1.44	0.30 to 0.75	29.57 to 30.15
2008	1,501,450	0.78 to 0.91	1,290,193	0.53	0.30 to 0.75	(36.56) to (36.28)
2007	1,598,463	1.22 to 1.42	2,147,299	0.68	0.30 to 0.75	12.35 to 12.86
2006	1,634,233	1.09 to 1.26	1,945,698	0.50	0.30 to 0.75	9.65 to 10.15

MML Aggressive Allocation Division
2010	71,506	1.47 to 1.48	105,284	1.35	0.50 to 0.70	15.24 to 15.47
2009	27,454	1.28	35,076	0.34	0.50 to 0.70	33.11 to 33.37
2008	423	0.96	406	-	0.50 to 0.70	(0.04)

MML Asset Allocation Division
2010	29,262	1.25	36,646	2.18	0.50 to 0.70	11.83 to 12.05
2009	67,531	1.12	75,585	6.10	0.50 to 0.70	16.20 to 16.43
2008	226	0.96	218	-	0.50 to 0.70	(0.04)

MML Balanced Allocation Division
2010	82,652	1.37	113,132	1.54	0.50 to 0.70	11.95 to 12.17
2009	83,092	1.22	101,577	0.71	0.50 to 0.70	22.64 to 22.89
2008	3	1.00	3	-	0.50 to 0.70	-

MML Blend Division
2010	13,366,909	1.37 to 1.42	26,224,164	2.13	0.25 to 1.00	11.39 to 12.22
2009	14,012,331	1.23 to 1.26	24,576,369	2.66	0.25 to 1.00	19.35 to 20.25
2008	14,828,708	1.01 to 1.03	21,763,913	3.11	0.25 to 1.00	(23.50) to (22.93)
2007	15,415,728	1.31 to 1.35	29,696,952	3.02	0.25 to 1.00	4.84 to 5.64
2006	16,421,828	1.24 to 1.29	30,908,000	2.72	0.25 to 1.00	10.67 to 11.50

MML Blue Chip Growth Division
2010	4,709,781	0.64 to 1.06	3,535,605	0.08	0.25 to 1.00	15.01 to 15.88
2009[4]	4,624,243	0.55 to 0.92	2,996,173	0.25	0.25 to 1.00	41.62 to 42.68
2008	477	0.93	443	-	0.50 to 0.70	(7.18) to (7.15)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Concentrated Growth Division
2010	8,605	$1.44	$12,356	0.61%	0.50% to 0.70%	13.41% to 13.64%
2009	3,833	1.27	4,853	0.23	0.50 to 0.70	41.82 to 42.11
2008	508	0.89	454	-	0.50 to 0.70	(10.72) to (10.69)

MML Conservative Allocation Division
2010	42,148	1.35 to 1.36	56,930	1.90	0.50 to 0.70	11.13 to 11.35
2009	5,495	1.22	6,676	0.91	0.50 to 0.70	20.30 to 20.54
2008	2	1.01	2	-	0.50 to 0.70	1.00 to 1.04

MML Emerging Growth Division
2010	2,660,583	0.88 to 1.08	2,223,343	-	0.25 to 1.00	24.04 to 24.98
2009	2,251,981	0.71 to 0.87	1,564,056	-	0.25 to 1.00	11.04 to 11.87
2008	2,001,402	0.63 to 0.78	1,244,094	-	0.25 to 1.00	(42.51) to (42.07)
2007	1,822,362	1.09 to 1.36	1,953,469	-	0.25 to 1.00	16.64 to 17.52
2006	1,599,270	0.93 to 1.17	1,458,984	-	0.25 to 1.00	4.27 to 5.05

MML Enhanced Index Core Equity Division
2010	639,314	1.24 to 1.50	910,162	1.49	0.25 to 1.00	13.06 to 13.91
2009	651,990	1.10 to 1.32	817,053	-	0.25 to 1.00	22.83 to 23.76
2008	641,018	0.90 to 1.07	652,839	2.11	0.25 to 1.00	(37.92) to (37.45)
2007	570,634	1.44 to 1.71	934,162	1.39	0.25 to 1.00	3.37 to 4.15
2006	451,854	1.40 to 1.64	711,960	1.19	0.25 to 1.00	15.01 to 15.87

MML Equity Division
2010	45,095,517	1.15 to 1.28	82,668,620	1.85	0.25 to 1.00	13.63 to 14.48
2009	47,645,326	1.00 to 1.12	77,033,704	2.70	0.25 to 1.00	29.41 to 30.39
2008	49,172,665	0.77 to 0.87	61,382,496	-	0.25 to 1.00	(42.16) to (41.73)
2007	51,883,929	1.32 to 1.50	113,056,361	2.00	0.25 to 1.00	2.97 to 3.74
2006	53,316,839	1.27 to 1.46	114,244,273	1.45	0.25 to 1.00	16.83 to 17.71

MML Equity Income Division
2010	26,538	1.33 to 1.34	35,339	1.70	0.50 to 0.70	14.15 to 14.38
2009	14,117	1.17	16,469	3.05	0.50 to 0.70	24.32 to 24.57
2008	1,290	0.94	1,210	-	0.50 to 0.70	(6.17) to (6.14)

MML Equity Index Division
2010	52,403,078	0.99 to 1.27	61,598,870	1.79	0.25 to 1.00	13.62 to 14.48
2009	67,934,218	0.86 to 1.12	81,216,884	2.58	0.25 to 1.00	25.07 to 26.02
2008	73,795,678	0.69 to 0.89	71,813,634	-	0.25 to 1.00	(37.77) to (37.30)
2007	78,763,001	1.09 to 1.44	127,924,400	1.70	0.25 to 1.00	4.19 to 4.98
2006	78,249,091	1.04 to 1.38	122,252,472	1.71	0.25 to 1.00	14.39 to 15.25

MML Foreign Division
2010	19,043	1.34	25,498	1.80	0.50 to 0.70	3.97 to 4.18
2009	5,390	1.29	6,942	2.15	0.50 to 0.70	28.37 to 28.63
2008	196	1.00	197	-	0.50 to 0.70	0.00

MML Global Division
2010	14,351	1.43	20,486	0.64	0.50 to 0.70	12.04 to 12.26
2009	2,284	1.27 to 1.28	2,909	0.78	0.50 to 0.70	31.04 to 31.30
2008	3	0.97	3	-	0.50 to 0.70	(2.78) to (2.75)

MML Growth & Income Division
2010	23,621	1.31 to 1.32	30,948	1.59	0.50 to 0.70	10.70 to 10.92
2009	6,653	1.18 to 1.19	7,875	2.63	0.50 to 0.70	26.77 to 27.02
2008	396	0.93	370	-	0.50 to 0.70	(6.63) to (6.60)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth Allocation Division
2010	82,046	$1.43	$117,219	1.14%	0.50% to 0.70%	14.12% to 14.35%
2009	58,156	1.25	72,800	0.43	0.50 to 0.70	28.70 to 28.96
2008	219	0.97	213	-	0.50 to 0.70	(2.74) to (2.71)

MML Growth Equity Division
2010	-	-	-	-	-	-
2009[4]	-	-	-	-	-	-
2008	4,174,358	0.39 to 0.65	1,890,026	-	0.25 to 1.00	(43.29) to (42.86)
2007	4,047,822	0.68 to 1.15	3,199,362	0.48	0.25 to 1.00	3.35 to 4.13
2006	3,821,175	0.65 to 1.11	2,939,820	0.51	0.25 to 1.00	0.90 to 1.66

MML Income & Growth Division
2010	19,104	1.25	23,838	2.54	0.50 to 0.70	10.92 to 11.14
2009	8,942	1.12 to 1.13	10,051	1.14	0.50 to 0.70	17.23 to 17.47
2008	4	0.96	4	-	0.50 to 0.70	(4.13) to (4.10)

MML Inflation-Protected and Income Division
2010	3,947,695	1.25 to 1.42	5,411,492	3.21	0.25 to 1.00	5.50 to 6.30
2009	3,726,206	1.19 to 1.34	4,818,063	2.11	0.25 to 1.00	10.06 to 10.89
2008	3,133,228	1.08 to 1.21	3,675,009	5.85	0.25 to 1.00	(5.31) to (4.60)
2007	2,211,272	1.14 to 1.27	2,728,063	4.29	0.25 to 1.00	6.44 to 7.24
2006	2,384,814	1.07 to 1.18	2,759,877	3.85	0.25 to 1.00	(0.03) to 0.72

MML Large Cap Value Division
2010	7,084,652	1.29 to 1.31	8,632,352	0.81	0.25 to 1.00	11.23 to 12.07
2009	7,472,693	1.16 to 1.17	8,149,468	1.16	0.25 to 1.00	29.33 to 30.31
2008	7,234,654	0.90	6,072,235	-	0.25 to 1.00	(39.90) to (39.44)
2007	7,481,556	1.48 to 1.49	10,356,133	1.00	0.25 to 1.00	3.19 to 3.97
2006	7,026,781	1.42 to 1.45	9,411,071	0.70	0.25 to 1.00	13.12 to 13.97

MML Managed Bond Division
2010	21,476,189	1.37 to 1.95	42,827,727	3.62	0.25 to 1.00	5.90 to 6.70
2009	26,093,305	1.29 to 1.83	54,621,370	4.34	0.25 to 1.00	9.11 to 9.93
2008	29,064,950	1.18 to 1.67	58,625,651	4.74	0.25 to 1.00	1.36 to 2.12
2007	31,318,605	1.17 to 1.63	67,034,489	5.22	0.25 to 1.00	6.03 to 6.83
2006	31,368,786	1.10 to 1.53	63,622,950	4.93	0.25 to 1.00	3.08 to 3.85

MML Mid Cap Growth Division
2010	32,572	1.75	56,869	-	0.50 to 0.70	27.17 to 27.42
2009	19,485	1.37 to 1.38	26,752	-	0.50 to 0.70	44.34 to 44.63
2008	509	0.95	484	-	0.50 to 0.70	(4.89) to (4.86)

MML Mid Cap Value Division
2010	42,933	1.50 to 1.51	64,632	1.53	0.50 to 0.70	19.26 to 19.50
2009	20,506	1.26	25,877	1.50	0.50 to 0.70	29.40 to 29.66
2008	19	0.97	19	-	0.50 to 0.70	(2.50) to (2.47)

MML Moderate Allocation Division
2010	49,900	1.39 to 1.40	69,624	1.41	0.50 to 0.70	12.69 to 12.91
2009[5]	22,348	1.24	27,644	0.39	0.50 to 0.70	25.03 to 25.28

MML Money Market Division
2010	51,806,766	1.08 to 1.35	86,930,236	0.03	0.25 to 1.00	(1.00) to (0.24)
2009	34,759,587	1.09 to 1.35	53,960,073	0.05	0.25 to 1.00	(0.93) to (0.18)
2008	34,824,399	1.10 to 1.36	50,211,307	1.94	0.25 to 1.00	1.09 to 1.85
2007	21,676,978	1.09 to 1.33	26,178,489	4.60	0.25 to 1.00	3.68 to 4.47
2006	21,280,213	1.05 to 1.28	24,585,965	4.42	0.25 to 1.00	3.51 to 4.29

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML NASDAQ-100® Division
2010	1,725,468	$1.18 to $1.47	$1,767,344	0.13%	0.25 % to 1.00%	18.48% to 19.37%
2009	1,740,364	0.99 to 1.24	1,500,211	-	0.25 to 1.00	52.26 to 53.41
2008	1,524,598	0.65 to 0.81	895,811	-	0.25 to 1.00	(42.38) to (41.95)
2007	1,457,456	1.11 to 1.41	1,482,541	0.03	0.25 to 1.00	17.52 to 18.41
2006	1,472,918	0.94 to 1.20	1,263,519	0.05	0.25 to 1.00	5.72 to 6.51

MML Small Cap Equity Division
2010	10,291,048	1.25 to 1.65	15,629,893	0.78	0.25 to 1.00	22.15 to 23.07
2009	10,624,798	1.03 to 1.34	13,195,600	0.52	0.25 to 1.00	35.19 to 36.21
2008	8,537,554	0.76 to 0.98	7,925,953	-	0.25 to 1.00	(38.85) to (38.38)
2007	8,290,756	1.24 to 1.60	12,563,900	0.74	0.25 to 1.00	(2.19) to (1.45)
2006	8,111,367	1.27 to 1.62	12,549,453	0.41	0.25 to 1.00	9.40 to 10.22

MML Small Cap Growth Equity Division
2010	6,409,333	1.26 to 1.51	9,082,122	-	0.25 to 1.00	21.05 to 21.96
2009	6,634,417	1.04 to 1.24	7,722,853	-	0.25 to 1.00	37.03 to 38.06
2008	5,992,072	0.75 to 0.91	5,098,783	-	0.25 to 1.00	(39.15) to (38.69)
2007	6,396,117	1.22 to 1.49	8,643,629	0.12	0.25 to 1.00	8.53 to 9.35
2006	6,308,122	1.12 to 1.38	7,760,573	-	0.25 to 1.00	8.01 to 8.82

MML Small Cap Index Division
2010	30,398	1.44 to 1.45	43,926	0.61	0.50 to 0.70	24.73 to 24.98
2009	15,176	1.16	17,573	1.01	0.50 to 0.70	23.93 to 24.18
2008	1,026	0.93	959	-	0.50 to 0.70	(6.59) to (6.56)

MML Small Company Opportunities Division
2010	-	-	-	-	-	-
2009	-	-	-	-	0.25 to 1.00	(8.98) to (8.75)
2008	2,009,798	0.86 to 1.16	2,241,878	0.24	0.25 to 1.00	(40.20) to (39.75)
2007	1,797,556	1.44 to 1.92	3,347,308	-	0.25 to 1.00	(8.01) to (7.32)
2006	1,319,843	1.56 to 2.07	2,662,289	-	0.25 to 1.00	14.30 to 15.16

MML Small/Mid Cap Value Division
2010	40,592	1.68 to 1.69	68,265	0.63	0.50 to 0.70	25.96 to 26.21
2009	24,426	1.33 to 1.34	32,587	1.28	0.50 to 0.70	41.73 to 42.01
2008	43	0.94	40	-	0.50 to 0.70	(5.89) to (5.86)

Oppenheimer Balanced Division
2010	1,212,767	1.34 to 2.06	1,621,920	1.41	0.30 to 0.75	12.07 to 12.58
2009	1,549,852	1.20 to 1.83	1,867,211	-	0.30 to 0.75	20.98 to 21.53
2008	1,693,813	0.99 to 1.50	1,688,335	2.83	0.30 to 0.75	(43.89) to (43.64)
2007	1,809,949	1.76 to 2.67	3,209,256	2.49	0.30 to 0.75	3.01 to 3.47
2006	1,831,327	1.71 to 2.58	3,147,406	2.13	0.30 to 0.75	10.32 to 10.81

Oppenheimer Capital Appreciation Division
2010	40,910,959	0.88 to 1.17	51,752,489	0.18	0.25 to 1.00	8.33 to 9.14
2009	43,934,621	0.81 to 1.08	51,519,653	0.32	0.25 to 1.00	43.08 to 44.16
2008	44,889,631	0.56 to 0.76	37,189,312	0.14	0.25 to 1.00	(46.06) to (45.65)
2007	44,723,060	1.03 to 1.40	69,155,367	0.22	0.25 to 1.00	13.01 to 13.86
2006	43,466,470	0.91 to 1.24	59,766,453	0.37	0.25 to 1.00	6.88 to 7.68

Oppenheimer Core Bond Division
2010	8,276,276	0.85 to 1.15	8,564,975	1.77	0.25 to 1.00	10.31 to 11.14
2009	9,092,953	0.77 to 1.03	8,508,480	-	0.25 to 1.00	8.52 to 9.34
2008	9,269,030	0.71 to 0.94	7,990,339	4.51	0.25 to 1.00	(39.66) to (39.20)
2007	8,801,503	1.17 to 1.55	12,562,252	4.90	0.25 to 1.00	3.35 to 4.13
2006	8,212,158	1.13 to 1.49	11,345,570	5.22	0.25 to 1.00	4.23 to 5.02

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Division
2010	33,156,399	$1.51 to $1.67	$70,778,086	1.42%	0.25% 1.00%	14.81% to 15.67%
2009	35,215,163	1.31 to 1.45	65,965,703	2.20	0.25 to 1.00	38.38 to 39.42
2008	35,849,889	1.05 to 1.64	49,244,187	1.55	0.25 to 1.00	(40.78) to (40.34)
2007	35,640,444	1.57 to 1.77	84,011,001	1.28	0.25 to 1.00	5.26 to 6.05
2006	34,064,983	1.48 to 1.69	77,421,284	0.98	0.25 to 1.00	16.52 to 17.40

Oppenheimer Global Strategic Income Division
2010	10,110,415	1.48 to 2.09	20,001,958	8.52	0.25 to 1.00	13.82 to 14.68
2009	10,529,486	1.30 to 1.82	18,465,839	0.49	0.25 to 1.00	17.65 to 18.53
2008	10,341,210	1.11 to 1.54	15,368,549	4.84	0.25 to 1.00	(15.06) to (14.42)
2007	9,319,044	1.30 to 1.80	16,223,026	3.34	0.25 to 1.00	8.59 to 9.42
2006	8,108,787	1.20 to 1.64	13,064,971	4.02	0.25 to 1.00	6.42 to 7.22

Oppenheimer High Income Division
2010	10,943,391	0.36 to 0.44	4,644,128	6.76	0.25 to 1.00	13.67 to 14.52
2009	18,618,630	0.32 to 0.39	7,001,125	-	0.25 to 1.00	24.07 to 25.00
2008	8,424,602	0.25 to 0.31	2,631,958	7.38	0.25 to 1.00	(78.88) to (78.73)
2007	8,451,774	1.21 to 1.45	12,521,291	6.96	0.25 to 1.00	(1.10) to (0.35)
2006	7,465,740	1.22 to 1.45	11,318,681	7.33	0.25 to 1.00	8.34 to 9.15

Oppenheimer International Growth Division
2010	12,239,309	1.60 to 1.80	19,390,508	1.22	0.25 to 1.00	13.62 to 14.47
2009	12,070,404	1.40 to 1.59	16,817,186	1.43	0.25 to 1.00	37.86 to 38.90
2008	11,025,518	1.01 to 1.15	11,185,339	1.06	0.25 to 1.00	(43.21) to (42.78)
2007	9,340,170	1.76 to 2.03	16,918,009	0.83	0.25 to 1.00	11.48 to 12.33
2006	7,525,936	1.57 to 1.82	12,380,173	0.57	0.25 to 1.00	29.49 to 30.46

Oppenheimer Main Street Division
2010	16,112,487	1.04 to 1.26	18,311,799	1.09	0.25 to 1.00	14.95 to 15.82
2009	16,908,351	0.90 to 1.09	16,715,236	1.87	0.25 to 1.00	27.01 to 27.97
2008	16,992,937	0.70 to 0.86	13,314,701	1.52	0.25 to 1.00	(39.08) to (38.62)
2007	16,805,849	1.14 to 1.41	21,631,175	0.97	0.25 to 1.00	3.38 to 4.16
2006	16,475,498	1.10 to 1.37	20,492,507	1.11	0.25 to 1.00	13.88 to 14.74

Oppenheimer Main Street Small Cap Division
2010	1,146,038	2.29 to 2.39	2,652,171	0.80	0.30 to 0.75	22.48 to 23.04
2009	1,723,162	1.87 to 1.94	3,250,524	0.87	0.30 to 0.75	36.17 to 36.79
2008	1,909,241	1.38 to 1.42	2,637,202	0.51	0.30 to 0.75	(38.29) to (38.02)
2007	2,060,137	2.23 to 2.29	4,609,268	0.31	0.30 to 0.75	(1.95) to (1.51)
2006	2,360,279	2.27 to 2.33	5,396,830	0.15	0.30 to 0.75	14.14 to 14.65

Oppenheimer Money Division
2010	9,104,355	1.35 to 1.59	11,997,956	0.03	0.30 to 0.75	(0.72) to (0.27)
2009	9,859,783	1.36 to 1.60	12,998,461	0.33	0.30 to 0.75	(0.43) to 0.02
2008	10,307,134	1.36 to 1.60	13,642,681	2.72	0.30 to 0.75	2.01 to 2.47
2007	9,944,623	1.33 to 1.56	12,899,626	4.85	0.30 to 0.75	4.20 to 4.67
2006	9,790,601	1.28 to 1.49	12,158,686	4.60	0.30 to 0.75	3.94 to 4.40

Oppenheimer Small- & Mid-Cap Growth Division
2010	27,234,225	0.60 to 1.18	34,625,013	-	0.25 to 1.00	26.20 to 27.15
2009	28,446,709	0.47 to 0.93	28,826,998	-	0.25 to 1.00	31.29 to 32.28
2008	28,216,561	0.36 to 0.71	22,026,712	-	0.25 to 1.00	(49.57) to (49.19)
2007	28,919,595	0.70 to 1.41	45,073,917	-	0.25 to 1.00	5.27 to 6.07
2006	28,853,806	0.66 to 1.34	43,449,488	-	0.25 to 1.00	1.93 to 2.70

Panorama Growth Division
2010	901,737	0.94 to 0.96	860,806	1.13	0.60 to 0.75	14.65 to 14.82
2009	814,996	0.82 to 0.84	680,475	1.99	0.60 to 0.75	28.22 to 28.41
2008	916,334	0.64 to 0.65	596,763	1.77	0.60 to 0.75	(38.88) to (38.79)
2007	1,470,155	1.04 to 1.07	1,563,342	1.16	0.60 to 0.75	4.07 to 4.22
2006	1,508,441	1.00 to 1.03	1,541,572	1.20	0.60 to 0.75	13.82 to 13.99

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Total Return Division
2010	415,272	$1.02 to $1.08	$446,930	1.71%	0.60% to 0.75%	15.83% to 16.01%
2009	449,217	0.88 to 0.93	417,604	-	0.60 to 0.75	18.89 to 19.06
2008	710,542	0.74 to 0.78	556,429	3.33	0.60 to 0.75	(39.11) to (39.02)
2007	772,868	1.21 to 1.29	994,234	3.28	0.60 to 0.75	5.03 to 5.19
2006	1,033,270	1.15 to 1.23	1,267,312	2.31	0.60 to 0.75	10.87 to 11.03

PIMCO Commodity Real Return Strategy Division
2010	24,826	1.56	38,703	15.43	0.50 to 0.70	23.38 to 23.63
2009	12,860	1.26	16,236	5.09	0.50 to 0.70	40.63 to 40.91
2008	9	0.90	8	-	0.50 to 0.70	(0.10)

T. Rowe Price Blue Chip Growth Division
2010	3,243,790	1.34 to 1.61	4,981,764	-	0.25 to 1.00	15.23 to 16.10
2009	3,044,135	1.16 to 1.38	4,045,626	-	0.25 to 1.00	40.77 to 41.83
2008	3,093,981	0.83 to 0.97	2,910,070	0.11	0.25 to 1.00	(43.08) to (42.65)
2007	2,602,779	1.45 to 1.70	4,299,949	0.47	0.25 to 1.00	11.61 to 12.46
2006	2,146,683	1.30 to 1.51	3,169,404	0.34	0.25 to 1.00	8.58 to 9.39

T. Rowe Price Equity Income Division
2010	7,438,051	1.36 to 1.63	11,669,725	1.93	0.25 to 1.00	13.88 to 14.73
2009	7,204,568	1.19 to 1.42	9,897,056	2.02	0.25 to 1.00	24.35 to 25.29
2008	6,713,408	0.96 to 1.14	7,395,548	2.43	0.25 to 1.00	(36.75) to (36.27)
2007	5,618,495	1.52 to 1.78	9,762,860	1.77	0.25 to 1.00	2.23 to 3.00
2006	4,339,821	1.48 to 1.73	7,353,035	1.65	0.25 to 1.00	17.79 to 18.67

T. Rowe Price Limited-Term Bond Division
2010	219,127	1.57	343,179	2.89	0.60	2.48
2009	490,001	1.53	748,807	3.50	0.60	7.66
2008	450,443	1.42	639,396	4.01	0.60	0.95
2007	237,878	1.41	334,498	4.32	0.60	4.86
2006	247,154	1.34	331,447	3.97	0.60	3.45

T. Rowe Price Mid-Cap Growth Division
2010	20,456,685	1.85 to 2.80	44,787,710	-	0.25 to 1.00	26.84 to 27.80
2009	21,775,816	1.46 to 2.19	37,514,690	-	0.25 to 1.00	44.20 to 45.28
2008	22,927,955	1.01 to 1.51	27,358,219	-	0.25 to 1.00	(40.36) to (39.91)
2007	23,407,847	1.70 to 2.51	46,873,414	0.22	0.25 to 1.00	16.34 to 17.22
2006	23,841,172	1.46 to 2.14	40,950,385	-	0.25 to 1.00	5.58 to 6.37

T. Rowe Price New America Growth Division
2010	1,479,655	1.18 to 1.45	1,778,654	0.21	0.30 to 0.75	18.76 to 19.29
2009	1,577,233	0.99 to 1.21	1,593,130	-	0.30 to 0.75	48.65 to 49.32
2008	1,497,225	0.67 to 0.81	1,017,852	-	0.30 to 0.75	(38.70) to (38.43)
2007	1,484,920	1.09 to 1.32	1,646,992	-	0.30 to 0.75	12.93 to 13.44
2006	1,402,287	0.96 to 1.16	1,379,218	0.05	0.30 to 0.75	6.53 to 7.01

Templeton Foreign Securities Division
2010	7,920,583	1.47 to 1.61	11,487,517	1.89	0.25 to 1.00	7.33 to 8.14
2009	8,077,810	1.36 to 1.50	10,877,673	3.12	0.25 to 1.00	35.68 to 36.70
2008	7,835,954	1.00 to 1.11	7,758,890	2.41	0.25 to 1.00	(40.97) to (40.53)
2007	7,407,487	1.67 to 1.88	12,383,788	1.96	0.25 to 1.00	14.30 to 15.17
2006	6,650,703	1.45 to 1.64	9,687,757	1.27	0.25 to 1.00	20.24 to 21.14

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division.

[5]	For the period March 9, 2009 (commencement of operations) through December 31, 2009.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in Separate Account I.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within Separate Account I These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available)	Replacement Fund	Former Division	Current Division

Fund re-named
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through March 1, 2011, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory statements of income (loss), changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2010. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities (Notes 2c and 3) in 2008 and 2009 and variable annuity reserves (Note 2c) and deferred income tax assets (Note 3) in 2009.

/s/ KPMG LLP

February 21, 2011

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2010	2009

	(In Millions)

Assets:

Bonds	$50,327	$46,722
Preferred stocks	306	128
Common stocks - subsidiaries and affiliates	3,740	3,618
Common stocks - unaffiliated	238	241
Mortgage loans	11,218	11,090
Policy loans	8,960	8,486
Real estate	1,128	1,095
Partnerships and limited liability companies	5,371	4,813
Derivatives and other invested assets	2,665	2,503
Cash, cash equivalents and short-term investments	1,139	2,251

Total invested assets	85,092	80,947

Investment income due and accrued	535	668
Deferred income taxes	1,427	1,106
Other than invested assets	920	842

Total assets excluding separate accounts	87,974	83,563

Separate account assets	41,316	37,766

Total assets	$129,290	$121,329

Liabilities and Surplus:

Policyholders’ reserves	$64,245	$61,953
Liabilities for deposit-type contracts	3,577	2,809
Contract claims and other benefits	301	286
Policyholders’ dividends	1,230	1,236
General expenses due or accrued	651	720
Federal income taxes	132	57
Asset valuation reserve	1,428	1,142
Securities sold under agreements to repurchase	3,883	3,439
Commercial paper	250	250
Derivative collateral	1,288	1,809
Other liabilities	650	611

Total liabilities excluding separate accounts	77,635	74,312

Separate account liabilities	41,303	37,758

Total liabilities	118,938	112,070

Surplus	10,352	9,259

Total liabilities and surplus	$129,290	$121,329

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Revenue:

Premium income	$11,163	$12,392	$13,238
Net investment income	4,425	4,071	4,863
Reserve adjustments on reinsurance ceded	69	82	61
Fees and other income	483	489	258

Total revenue	16,140	17,034	18,420

Benefits and expenses:

Policyholders’ benefits	10,214	11,364	11,032
Change in policyholders’ reserves	2,214	2,021	4,400
General insurance expenses	1,330	1,270	1,028
Commissions	521	522	535
State taxes, licenses and fees	131	131	121

Total benefits and expenses	14,410	15,308	17,116

Net gain (loss) from operations before dividends and federal income taxes	1,730	1,726	1,304

Dividends to policyholders	1,209	1,211	1,332

Net gain (loss) from operations before federal income taxes	521	515	(28)

Federal income tax expense (benefit)	(251)	(57)	(268)

Net gain (loss) from operations	772	572	240

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(237)	(861)	(1,233)

Net income (loss)	$535	$(289)	$(993)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Surplus, beginning of year	$9,259	$8,463	$8,008

Increase (decrease) due to:
Net income (loss)	535	(289)	(993)
Change in net unrealized capital gains (losses), net of tax	685	737	(9)
Change in net unrealized foreign exchange capital gains (losses), net of tax	9	112	(78)
Change in net deferred income taxes	(73)	59	278
Change in nonadmitted assets	69	(108)	365
Change in reserve valuation basis	(7)	-	98
Change in asset valuation reserve	(286)	(747)	1,120
Change in surplus notes	-	740	-
Cumulative effect of accounting changes, net of tax	-	(70)	(7)
Prior period adjustments	17	(25)	(33)
Aggregate write-ins for deferred income taxes	65	293	-
Change in minimum pension liability included in surplus	80	148	(343)
Other	(1)	(54)	57

Net increase (decrease)	1,093	796	455

Surplus, end of year	$10,352	$9,259	$8,463

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Cash from operations:
Premium and other income collected	$11,726	$12,982	$13,535
Net investment income	4,288	3,814	4,801
Benefit payments	(10,105)	(11,236)	(10,906)
Net transfers from (to) separate accounts	140	(796)	(366)
Commissions and other expenses	(1,982)	(1,756)	(2,211)
Dividends paid to policyholders	(1,217)	(1,330)	(1,367)
Federal and foreign income taxes recovered (paid)	309	484	(10)

Net cash from operations	3,159	2,162	3,476

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,753	14,846	16,004
Common stocks - unaffiliated	72	379	526
Mortgage loans	1,898	1,222	1,133
Real estate	135	13	142
Partnerships	738	754	679
Preferred and affiliated common stocks	754	138	545
Other	(193)	(224)	326

Total investment proceeds	20,157	17,128	19,355

Cost of investments acquired:
Bonds	(19,990)	(16,373)	(21,520)
Common stocks - unaffiliated	(52)	(232)	(300)
Mortgage loans	(1,991)	(542)	(1,776)
Real estate	(196)	(121)	(100)
Partnerships	(1,381)	(914)	(1,678)
Preferred and affiliated common stocks	(488)	(105)	(339)
Other	(14)	(132)	127

Total investments acquired	(24,112)	(18,419)	(25,586)
Net (increase) decrease in policy loans	(474)	400	(581)

Net cash from investments	(4,429)	(891)	(6,812)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	702	(1,217)	(391)
Cash provided from surplus notes	-	740	-
Net securities sold (bought) under agreements to repurchase	443	25	1,363
Change in derivative collateral	(522)	(1,094)	2,349
Other cash provided (applied)	(465)	(95)	70

Net cash from financing and other sources	158	(1,641)	3,391

Net change in cash, cash equivalents and short-term investments	(1,112)	(370)	55
Cash, cash equivalents and short-term investments, beginning of year	2,251	2,621	2,558
Cash, cash equivalents and short-term investments nonadmitted	-	-	8

Cash, cash equivalents and short-term investments, end of year	$1,139	$2,251	$2,621

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

MassMutual Financial Group (MMFG) is comprised of the Company and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on loan-backed and structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and certain variable and fixed deferred annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned noninsurance subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (i) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against surplus, whereas U.S. GAAP records these assets net of any valuation allowance; (j) reinsurance reserve credits, unearned ceded premium and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (k) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability company(ies) (LLC) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve(s) (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and losses and foreign currency translations as other comprehensive income; (o) a prepaid asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement plan assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan, which is the difference between the fair value of the plan assets and the projected benefit obligation, is recorded as an asset or liability on the Statements of Financial Position with the change recorded through accumulated other comprehensive income; (p) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; and (q) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for future policyholders’ reserves, the determination of deferred tax asset(s) (DTA), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency and asset valuations and defaults could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in surplus on a pretax basis with the associated tax impact reported separately through earnings. The following summarizes corrections of prior year errors as of December 31, 2010:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances

	(In Millions)

Separate account income	$(21)	$-	$(21)	$21
Partnerships and LLCs	(20)	20	-	-
Reinsurance	(5)	-	(5)	5
Policy loans	(4)	-	(4)	4
Prepaid commissions and allowances	36	(36)	-	-
Policyholders’ reserves	24	-	24	(24)
Impaired asset	5	-	5	(5)
Other	2	-	2	(2)

Total	$17	$(16)	$1	$(1)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2010, a net increase of $17 million through prior period adjustments and an associated tax expense of less than $1 million reported in the Statutory Statements of Income (Loss). The $20 million in partnerships and LLCs was a reclassification within equity and therefore has no impact to total equity. Commissions and allowances of $36 million were prepaid and were nonadmitted through the Statutory Statements of Changes in Surplus. Previously the Company had directly expensed these costs.

The following summarizes corrections of prior year errors as of December 31, 2009:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances

		(In Millions)

Policyholders’ reserves	$(29)	$-	$(29)	$29
Partnership income	-	(8)	(8)	8
Reinsurance	3	-	3	(3)
Prepaid commission	1	-	1	(1)

Total	$(25)	$(8)	$(33)	$33

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2009, a net decrease of $25 million through prior period adjustments, a net decrease of $8 million through the change in net unrealized capital gains (losses) and an associated tax benefit of $12 million reported in the Statutory Statements of Income (Loss).

The following summarizes corrections of prior year errors as of December 31, 2008:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances

		(In Millions)

Separate account guarantee reserve	$(52)	$-	$(52)	$52
Nonadmitted prepaid commission	-	(33)	(33)	33
Investment income recognition	(21)	-	(21)	21
Cumulative overstatement of partnerships and LLCs net unrealized capital gains	(6)	6	-	-
Capitalized software asset impairment	(2)	-	(2)	2
Prepaid commission	33	-	33	(33)
Policyholders’ reserves	6	-	6	(6)
Intangible asset	5	-	5	(5)
Reinsurance	2	-	2	(2)
Policy loan	2	-	2	(2)

Total	$(33)	$(27)	$(60)	$60

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008, a net decrease of $33 million through prior period adjustments, a net decrease of $33 million through the change in nonadmitted assets, a net increase of $6 million through the change in net unrealized capital gains (losses) and an associated tax benefit of $23 million reported in the Statutory Statements of Income (Loss).

Certain 2009 and 2008 balances within these financial statements have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (SSAP) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and surplus for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $275 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

In September 2006, the Financial Accounting Standards Board (FASB) issued new guidance for employers’ accounting for defined benefit pension and other postretirement plans. One provision of this guidance required an employer to measure the funded status of pension and other postretirement plans as of the date of its year end statement of financial position and to modify disclosures. This provision was effective December 31, 2008. For statutory reporting, the Company elected to use the alternative method for the change in measurement date which takes the fifteen month change in net periodic benefit cost, which is consistent with U.S. GAAP. The Company estimated the three month portion applicable to the preceding year as three fifteenths of the total amount related to the change in measurement date and recorded $7 million as a change in accounting principle through prior year surplus. The remaining twelve month portion of the net periodic benefit cost is reflected in the Statutory Statements of Income (Loss) as part of general insurance expenses for the year ended December 31, 2008.

During 2008, the Company, in accordance with accepted actuarial methods, requested and received permission from the Division to use: (a) Company specific experience X factors and 20-year select factors for certain individual life insurance policies; and (b) the 1980 Commissioners’ Standard Ordinary 4.5% mortality valuation table rather than the 1980 Commissioners’ Standard Ordinary 4.0% mortality valuation table for certain individual life policies. As a result of these changes in reserve valuation basis, the Company recorded a reduction to policyholders’ reserves of $98 million as of December 31, 2008 and a corresponding increase in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008.

The AVR includes four subcomponents. The equity subcomponents include common stock and real estate and the default subcomponents include bonds and mortgage loans. Beginning in the first quarter of 2009, the Company changed its calculation of the AVR to include the transfer of a portion of any subcomponent that is negative to its corresponding subcomponent, as permitted by the Annual Statement instructions. The cumulative impact of this change in accounting is less than $1 million as of December 31, 2009 and is recorded as an increase to surplus.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The NAIC is currently using a similar approach to calculate risk-based capital (RBC) for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserves and RBC in a consistent calculation.

Actuarial Guideline 43 (CARVM for Variable Annuities) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (Variable Annuity Minimum Guaranteed Death Benefit Reserves) and Actuarial Guideline 39 (Reserves for Variable Annuities with Guaranteed Living Benefits), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death, accumulation, income and withdrawal benefits were $505 million as of December 31, 2009.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross DTA that relates to the deferred and uncollected premium reserve. Historically, this gross DTA was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this DTA reverses in its entirety within one year. The effect of this change is included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $204 million.

See additional disclosures regarding change in methodology in Note 4d. “Common stocks - subsidiaries and affiliates” and changes in accounting in Note 3 “New accounting standards.”

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including Collateralized Debt Obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, including those that have been impaired, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates, and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing, those which are rated Category 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation, and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity adjusted to remove nonadmitted and intangible assets as well as a portion of its noncontrolling interests and appropriated retained earnings (NCI) after consideration of MMHLLC fair value and the Company’s capital levels. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated. Refer to Note 4d. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions within the loan documents to maximize control which mitigates our risks as the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company performs annual internal reviews to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable the Company will obtain an appraisal from an external appraiser.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a change in the fair value of the underlying collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event such as the acquisition of the collateral is determined to be probable resulting in an OTTI, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses and a new cost basis is established.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured amounts were less than $1 million as of December 31, 2010 and 2009, and were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost, changes in the valuation reserve are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.	Partnerships and limited liability companies

Partnerships and LLC, except for partnerships which generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2cc “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not reliable or available, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company adopted a clearly defined hedging strategy (CDHS) in order to enable the Company to incorporate currently held hedges in risk-based capital calculations. The CDHS is utilized to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the guaranteed minimum death benefits (GMDBs) and variable annuity guaranteed living benefits (VAGLBs) total asset requirement for risk-based capital and surplus.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, tax settlements in process, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the pension plan assets, certain investments in partnerships for which audits are not performed, advances and prepayments, certain electronic data processing equipment, certain other receivables, furniture, certain intangible assets, the amount of the DTA (subject to certain limitations) that will not be realized by the end of the third calendar year, the disallowed IMR (when in a net asset position), unamortized software and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for Company seed money, as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed products within the separate accounts. Assets transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guarantee and indexed separate accounts, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss) with offsetting transfer to/from separate accounts. Investment income and realized capital gains and losses on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

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The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

Certain variable universal life and universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company offer GMDBs and VAGLBs. The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (GMABs), guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. The Company first issued GMIBs in 2002 and suspended issuing contracts with GMIBs by March 2009. GMIBs cannot be exercised prior to at least seven years after contract issuance.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. In 2009, the Company temporarily suspended issuing contracts with GMWBs. Beginning in the first quarter of 2010 the Company began offering a newly designed GMWB on a variable annuity product.

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Reserves for individual and group fixed and variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Beginning in 2009, reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for Variable Annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” Determining the value of the reserve guarantees under the standard scenario is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average

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reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income (Loss). Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.	Asset valuation reserve

The Company maintains an AVR which is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLC as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Interest maintenance reserve

The Company maintains an IMR which is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

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w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income (Loss). The Company utilizes the proceeds from these agreements to acquire U.S. treasuries at favorable rates. U.S. treasuries are utilized as part of our overall asset/liability management program.

The Company provides collateral, as dictated by the agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes) and interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. These Notes are reported as a liability on the Company’s Statutory Statements of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily include liabilities related to other payable items, amounts held for agents and derivative payables.

z.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 71% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2010 and 2009.

aa.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

bb.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account

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installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure are critical elements in determining OTTI.

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Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity, and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic), and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other than temporary, a new cost basis is established.

Mortgage loans

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. This valuation allowance is recorded in net unrealized capital gains (losses) in surplus. When acquisition of the collateral is determined to be probable, the previously recorded valuation allowance adjustments are reversed from unrealized capital losses and recorded as OTTI in realized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recognized if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the carrying value exceeds its fair value.

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For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and net sale price. Any subsequent declines in value are recorded as an impairment and included in realized capital losses.

Partnerships and LLC

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.7% for future benefits of two years to 3.5% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in surplus.

dd.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSAR) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value over the award period. This value is determined by grant price plus/minus any change in share price. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

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ee.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

Refer to Note 3a. “Adoption of new accounting standards” for information on the Company’s application of tax-planning strategies.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2009, the NAIC issued new guidance pertaining to fair value measurements. This new standard provides statutory accounting guidance on defining fair value when other statutory accounting pronouncements require or permit fair value measurements, establishes a framework for measurement of fair value and expands fair value disclosures. It substantially adopts the fair value guidance in U.S. GAAP Accounting Standards Codification 820 Fair Value Measurements and Disclosures. However, it excludes the consideration of a company’s own credit risk in estimating the fair value of a liability, including derivatives. This guidance was issued as SSAP No. 100, “Fair Value Measurements” and is effective for the December 31, 2010 financial statements, with early application permitted as of December 31, 2009. Adoption of this statement did not have a significant impact on the Company.

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of DTAs. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross DTA to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The valuation allowance is required whether or not an insurer can admit higher DTA based on the new standard, i.e. whether its RBC exceeds the minimum threshold. Significant disclosures are required, including splitting the DTA and deferred tax liability (DTL) by character, regardless of whether the company is eligible for the enhanced DTA admissibility standard. This guidance was issued as SSAP No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and was effective for 2009 annual statements and 2010 interim and annual statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to admitted DTA by approximately $293 million. This guidance has been extended through December 31, 2011 and updated to include additional disclosures regarding the impact of tax-planning strategies in determining the adjusted gross DTA and in determining the net admitted DTA by percentage and tax character.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of their cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time

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sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance required a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to have been included in the cumulative effect adjustment, the company must have held the security as of September 30, 2009, must not have had the intent to sell the security and must have had the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. This guidance requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and was effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $70 million, net of the impact of AVR and income taxes.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an other-than-temporary impairment. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company recorded an impact of $12 million of additional income in 2009.

b.	Future adoption of new accounting standards

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and is effective as of January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revisions to SSAP No. 43R change the definition of loan-backed securities from securitized loans to securitized assets for which the payment of principal or interest is directly proportional to the payments the issuer receives from the asset pool. The revised definition requires the underlying cash flows be from any asset pool and not just those emanating from either mortgages or securities. Consequently, every security structure with a special purpose entity, trust, or limited liability company regardless of collateral, will be evaluated as to whether it should be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-Backed and Structured Securities.” This guidance is effective January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

In October 2010, the NAIC revised existing guidance pertaining to liabilities, contingencies and impairments of assets. Such revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The Company is in the process of assessing the impact of this new guidance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2010, the NAIC clarified its intent on bifurcation of all realized gains and losses on loan-backed securities between the IMR and AVR. This new guidance requires cash flow analysis at the date of sale and supersedes current guidance of allocation to the AVR if the NAIC rating changes by more than one rating class. Insurers that previously bifurcated gains and losses between the AVR and the IMR for sale transactions are not permitted to reverse previous bifurcations and cannot revert to a policy that does not bifurcate before the January 1, 2011 effective date. This guidance was issued as a revision to SSAP No. 43R and is effective for January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2010
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$8,762	$575	$479	$8,858
All other governments	116	27	-	143
States, territories and possessions	1,395	41	54	1,382
Special revenue	1,958	166	8	2,116
Industrial and miscellaneous	33,005	2,042	900	34,147
Credit tenant loans	94	13	-	107
Parent, subsidiaries and affiliates	4,997	225	256	4,966

Total	$50,327	$3,089	$1,697	$51,719

Note: The unrealized loss column does not include $60 million in unrealized losses which are embedded in the carrying value column. These unrealized losses embedded in the carrying value column include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

	December 31, 2009

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$13,192	$159	$1,001	$12,350
All other governments	116	17	-	133
States, territories and possessions	1,152	108	9	1,251
Special revenue	1,474	108	-	1,582
Industrial and miscellaneous	27,628	1,263	1,824	27,067
Credit tenant loans	107	10	-	117
Parent, subsidiaries and affiliates	3,053	76	256	2,873

Total	$46,722	$1,741	$3,090	$45,373

Note: The unrealized loss column does not include $98 million in unrealized losses which are embedded in the carrying value column. These unrealized losses embedded in the carrying value column include $69 million from NAIC Category 6 bonds and $12 million reclassified from NAIC Category 6 for RMBS with ratings obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company used SVO ratings for the bond portfolio along with what it believes were the equivalent rating agency designations except for RMBS and CMBS which were rated by outside modelers. The following tables set forth the ratings for the bond portfolio including RMBS and CMBS as of December 31, 2010 and 2009:

		December 31, 2010

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$32,340	64%
2	Baa	14,544	29
3	Ba	1,546	3
4	B	926	2
5	Caa and lower	781	2
6	In or near default	190	-

	Total	$50,327	100%

		December 31, 2009

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$31,202	67%
2	Baa	11,588	25
3	Ba	1,593	4
4	B	1,520	3
5	Caa and lower	596	1
6	In or near default	223	-

	Total	$46,722	100%

The tables below set forth RMBS and CMBS as of December 31, 2010 and RMBS as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers, for RMBS and CMBS subject to modeling:

	December 31, 2010

	RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	$2,758	90%	$2,879	99%
2	79	3	16	1
3	73	2	14	-
4	157	5	8	-
5	1	-	4	-
6	2	-	-	-

Total	$3,070	100%	$2,921	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2009

	RMBS

NAIC Class	Carrying Value	% of Total

	($ In Millions)

1	$3,074	79%
2	141	4
3	255	7
4	369	9
5	55	1
6	7	0

Total	$3,901	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2010 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,976	$2,956
Due after one year through five years	11,822	12,416
Due after five years through ten years	15,971	17,009
Due after 10 years	19,558	19,338

Total	$50,327	$51,719

The proceeds from sales of bonds were $8,602 million for the year ended December 31, 2010 and $8,034 million for the year ended December 31, 2009.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2010 and 2009.

	December 31, 2010

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U. S. government and agencies	$53	$1	4	$1,878	$478	1
States, territories and possessions	712	45	24	27	9	1
Special revenue	165	8	23	-	-	-
Industrial and miscellaneous	5,226	242	440	3,659	677	524
Parent, subsidiaries and affiliates	2,093	113	14	473	184	23

Total	$8,249	$409	505	$6,037	$1,348	549

Note: The unrealized losses in this table include $60 million of losses embedded in the carrying value. These unrealized losses include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2009

	Less Than 12 months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

			($ In Millions)

U. S. government and agencies	$5,822	$315	7	$3,008	$703	1
States, territories and possessions	106	3	12	30	5	2
Industrial and miscellaneous	2,909	183	531	6,612	1,676	792
Parent, subsidiaries and affiliates	723	55	8	761	248	11

Total	$9,560	$556	558	$10,411	$2,632	806

Note: The unrealized losses in this table include $98 million of losses embedded in the carrying value. These unrealized losses include $69 million from NAIC Category 6 bonds, $12 million reclassified from NAIC Category 6 for RMBS with ratings obtained from outside modelers and $17 million from other bonds.

For industrial and miscellaneous, the decrease in unrealized losses for the twelve months or longer category is due to market recovery, reduction due to OTTI and sales. The majority of the unrealized losses are due to the decline in the credit markets, liquidity and other uncertainties that are reflected in current market values. These factors continue to impact the value of RMBS, leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings or other factors may lead to further declines in value.

As of December 31, 2010, investments in structured and loan-backed securities for which OTTI had not been recognized in earnings and which were in an unrealized loss position had a fair value of $3,605 million. Structured and loan-backed securities in an unrealized loss position for less than 12 months had a fair value of $1,551 million and unrealized losses of $77 million. Structured and loan-backed securities in an unrealized loss position greater than 12 months had a fair value of $2,054 million and unrealized losses of $413 million. These structured and loan-backed securities were primarily categorized as industrial and miscellaneous and U.S. government and agency securities.

Based on the Company’s policies, as of December 31, 2010 and 2009, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

In the course of the Company’s asset management, securities may be sold and repurchased within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below for the years ended December 31, 2010 or 2009 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $71 million as of December 31, 2010 and $44 million as of December 31, 2009.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to conditions in effect prior to that time.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposures were as follows:

	December 31, 2010
	Actual Cost	Carrying Value	Fair Value

	(In Millions)
Prime:
Agency	$1,416	$1,485	$1,626
Non agency	456	372	382

Total prime	1,872	1,857	2,008

Alt-A:
Residential mortgage-backed securities	2,460	1,851	1,463

Subprime:
Residential mortgage-backed securities	1,111	857	814
Collateralized debt obligations	4	-	-

Total subprime	1,115	857	814

Total prime, Alt A and subprime	$5,447	$4,565	$4,285

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value

	(In Millions)
Prime:
Agency	$1,608	$1,667	$1,786
Non agency	606	535	453

Total prime	2,214	2,202	2,239

Alt-A:
Residential mortgage-backed securities	3,049	2,324	1,528

Subprime:
Residential mortgage-backed securities	1,335	1,053	865
Collateralized debt obligations	7	-	-

Total subprime	1,342	1,053	865

Total prime, Alt A and subprime	$6,605	$5,579	$4,632

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2009	-%	-%	-%	-%	0.1%	0.1%
2008	-	0.1	-	0.2	-	0.3
2007	0.5	0.2	0.2	0.1	7.9	8.9
2006	1.9	0.3	0.9	0.5	32.9	36.5
2005 and prior	9.0	5.9	3.3	5.1	30.9	54.2

Total	11.4%	6.5%	4.4%	5.9%	71.8%	100.0%

Note: No loans are held with a 2010 origination date. The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2009	-%	-%	-%	-%	0.1%	0.1%
2008	-	0.2	-	-	-	0.2
2007	0.8	0.1	0.3	0.4	7.3	8.9
2006	2.0	1.7	1.1	3.9	27.4	36.1
2005 and prior	12.6	12.8	5.8	10.8	12.7	54.7

Total	15.4%	14.8%	7.2%	15.1%	47.5%	100.0%

During the years ended December 31, 2010 and 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the last two quarters of 2010 and the first quarter of 2009. Subsequent to December 31, 2010, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2010	0.8%	-%	-%	-%	-%	0.8%
2008	1.0	-	-	-	-	1.0
2007	1.5	-	-	-	1.9	3.4
2006	9.2	-	-	0.2	5.1	14.5
2005 and prior	70.9	1.6	0.3	3.1	4.4	80.3

Total	83.4%	1.6%	0.3%	3.3%	11.4%	100.0%

Note: No loans are held with a 2009 origination date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2008	1.0%	-%	-%	-%	-%	1.0%
2007	1.3	-	-	-	1.7	3.0
2006	8.4	-	-	0.2	5.6	14.2
2005 and prior	70.5	5.1	2.3	0.8	3.1	81.8

Total	81.2%	5.1%	2.3%	1.0%	10.4%	100.0%

Note: No loans are held with a 2009 origination date.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,325	$1,289	$1,285
Domestic leveraged loan CDOs	3,288	3,285	3,268

Total domestic leveraged loans and CDOs	4,613	4,574	4,553

European leveraged loans	176	181	191
European leveraged loan CDOs	682	501	421

Total European leveraged loans and CDOs	858	682	612

Total leveraged loans and CDOs	$5,471	$5,256	$5,165

	December 31, 2009

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,554	$1,494	$1,430
Domestic leveraged loan CDOs	1,314	1,248	1,084

Total domestic leveraged loans and CDOs	2,868	2,742	2,514

European leveraged loans	575	479	430
European leveraged loan CDOs	600	560	415

Total European leveraged loans and CDOs	1,175	1,039	845

Total leveraged loans and CDOs	$4,043	$3,781	$3,359

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $2,975 million and fair value of $3,102 million as of December 31, 2010 and actual cost of $3,221 million and fair value of $3,046 million as of December 31, 2009.

The following tables show the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2010	0.8%	-%	-%	-%	-%	0.8%
2008	1.7	0.8	0.6	0.6	0.3	4.0
2007	9.5	2.5	3.8	1.1	-	16.9
2006	24.4	0.3	0.5	0.1	-	25.3
2005 and prior	48.7	1.4	1.0	1.0	0.9	53.0

Total	85.1%	5.0%	5.9%	2.8%	1.2%	100.0%

Note: No loans are held with a 2009 origination date. The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2008	1.6%	0.7%	0.5%	0.6%	0.4%	3.8%
2007	10.8	0.3	3.5	1.0	-	15.6
2006	23.1	0.4	0.2	-	-	23.7
2005 and prior	51.2	2.4	0.9	1.3	1.1	56.9

Total	86.7%	3.8%	5.1%	2.9%	1.5%	100.0%

Note: No loans are held with a 2009 origination date.

b.	Preferred stocks

The Company held preferred stocks with carrying values of $306 million and fair values of $321 million as of December 31, 2010 and carrying values of $128 million and fair values of $138 million as of December 31, 2009.

As of December 31, 2010 and 2009, the Company did not have any preferred stock with RMBS exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $235 million as of December 31, 2010 and $125 million as of December 31, 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2010	2009

	(In Millions)

Adjusted cost basis	$181	$222
Gross unrealized gains	61	47
Gross unrealized losses	(4)	(28)

Carrying value	$238	$241

As of December 31, 2010, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $113 million in 95 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. As of December 31, 2009, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $29 million in 164 issuers. These holdings were in an unrealized loss position of $28 million, $26 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” the decline in value of these securities was not considered to be other than temporary as of December 31, 2010 or 2009.

As of December 31, 2010, the Company did not hold any common stock with RMBS exposure and held $1 million of common stocks with RMBS exposure as of December 31, 2009.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $156 million as of December 31, 2010 and $178 million as of December 31, 2009.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (C.M. Life), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (MML Bay State), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2010	2009	2008

	(In Millions)

Total revenue	$952	$1,367	$1,257
Net income (loss)	96	52	(67)
Assets	12,841	12,516	11,716
Liabilities	11,852	11,640	10,816
Shareholder’s equity	989	876	900

One of the Company’s wholly owned subsidiaries, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2010	2009	2008

	(In Millions)

Total revenue	$6,244	$5,754	$201
Net income (loss)	(349)	161	132
Assets	51,093	43,828	36,832
Liabilities	43,144	37,500	34,563
Equity	7,949	6,328	2,269

The U.S. GAAP equity values of $7,949 million, $6,328 million and $2,269 million in the preceding table consist of MMHLLC statutory carrying values of $2,502 million, $2,627 million and $1,185 million as of December 31, 2010, 2009 and 2008, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management, Inc. and its investment in international life insurance operations in Japan and Hong Kong.

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity adjusted to remove nonadmitted and intangible assets as well as a portion of its NCI after consideration of MMHLLC fair value and the Company’s capital levels. A new guideline requiring U.S. GAAP reporting entities to reclassify NCI as part of equity became effective January 1, 2009. As of December 31, 2010 and 2009, the statutory value of MMHLLC was $2,502 million and $2,627 million of which $1,851 million and $1,699 million was related to NCI, respectively. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in regards to MMHLLC’s equity value. The current statutory carrying amount of MMHLLC remains significantly below its fair value.

Legal matters at the Company’s subsidiaries, to the extent they develop adversely, may have a negative impact on the Company’s investment in MMHLLC.

OFI, an indirect subsidiary of MMHLLC, has concluded settlement discussions with six states - Illinois, Oregon, Texas, Nebraska, Maine and New Mexico regarding investigations of the management of those states’ 529 college savings plans or choice of funds offered as investment options. OFI accrued $184 million in 2009 related to settlements with the foregoing states. Payments were made in 2009 and 2010 with no additional accrual required bringing these matters to conclusion.

Two lawsuits have been filed in the Circuit Court for Santa Fe County, New Mexico which seek to undermine the settlement discussed above regarding the New Mexico college savings plan. These suits were brought on behalf of the New Mexico Education Plan Trust. The lawsuits name various parties as defendants including OFI. Oppenheimer Acquisition Corp. (OAC), OFI’s parent, believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

In April 2010, a lawsuit was filed in New York state court against OFI, HarbourView Asset Management Corporation and AAArdvark IV Funding Limited in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. OAC believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Two derivative actions on behalf of two OAC funds were filed in the U.S. District Court for the District of Colorado in March 2010 alleging that as a matter of law, asset-based payments made under each Fund’s Rule 12b-1 Distribution and Service Plan or by OppenheimerFunds Distributor, Inc. (OFDI) to broker dealers that are not registered as investment advisers are impermissible. In September 2010, the court granted defendants’ motion to transfer venue to the U.S. District Court for the Southern District of New York; and motions to dismiss have been fully briefed. OAC believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

In 2009, several lawsuits were filed as putative class actions and derivative claims in connection with the investment performance of Oppenheimer Core Bond Fund (Core Bond Fund) and Oppenheimer Champion Income Fund (Champion Income Fund) distributed and advised by OAC subsidiaries, indirect subsidiaries of MMHLLC. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The Core bond Fund and Champion Income Fund putative class action claims have been consolidated into two groups, one for each of the funds, and are currently pending in federal district court in Colorado. Accruals, representing the amount that management believes are sufficient to cover these matters and an offsetting insurance recovery, are included in the financial statements of the Company’s subsidiary.

In addition, several individual actions that had been filed in Illinois state court in connection with the performance of Champion Income Fund have been removed to federal district court in Illinois, and motions to transfer those cases to the federal district court in Colorado are pending. The lawsuits allege fraud, negligent misrepresentation, negligent supervision and violations of state securities laws. OAC believes that each of these lawsuits is without merit and its subsidiaries intend to transfer them to federal court and to defend them vigorously. OAC believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

The Company recognized $1 million of OTTI on affiliated investment funds for the year ended December 31, 2010. The Company recognized $73 million of OTTI on affiliated investment funds for the year ended December 31, 2009, of which $6 million is offset by the change in the Company’s non-qualified benefit plan liability. OTTI of $18 million on affiliated investment funds were based on internal models. The Company recognized $40 million of OTTI on affiliated investment funds for the year ended December 31, 2008, of which $7 million were based on internal models.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $136 million as of December 31, 2010 and did not hold any as of December 31, 2009.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $837 million as of December 31, 2010 was subject to dividend restrictions imposed by various state regulations.

As of December 31, 2010, international insurance subsidiaries primarily include operations in Japan and Hong Kong. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations. In 2010, the Company sold its interests in its indirect Taiwan subsidiary, MassMutual Mercuries Life Insurance Company. This sale resulted in a $119 million increase to the statutory value of MMHLLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Goodwill of $338 million was written off in 2010 due to a change in valuation assumptions based on current market conditions of the Company’s unconsolidated Japanese affiliate, which did not impact the Company’s surplus.

As of and for the year ended December 31, 2008, goodwill and other intangible assets of approximately $150 million were written off in the financial statements of Tremont Group Holdings, Inc., a wholly owned subsidiary of OAC and an indirect subsidiary of the Company.

In 2010, the Company did not contribute capital to its subsidiaries, including MMHLLC. In 2009, the Company contributed capital of $60 million to C.M. Life.

The Company received $225 million and $130 million of cash dividends, recorded in net investment income, from MMHLLC through December 2010 and 2009, respectively.

The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,993 million and $1,493 million as of December 31, 2010 and 2009, respectively. The Company recorded interest income on MMHLLC debt of $113 million, $91 million and $63 million in 2010, 2009 and 2008 respectively.

On March 25, 2010, the Company and MMHLLC completed an equity for debt swap. MMHLLC swapped $500 million of the Company’s contributed capital for $500 million of additional MMHLLC debt. No cash was distributed by MMHLLC.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $11,218 million, net of valuation allowances of $130 million as of December 31, 2010. The carrying value of mortgage loans was $11,090 million, net of valuation allowances of $173 million as of December 31, 2009.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a designated external appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss. There were no taxes, assessments or other amounts advanced on behalf of a third party as of December 31, 2010. As of December 31, 2009, there were less than $1 million of taxes, assessments or other amounts advanced on behalf of a third party. These advances were excluded from the mortgage loan carrying value.

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2010 and 2009, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Shareholder’s equity was not materially impacted by the geographical concentrations for the years ended December 31, 2010 or 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amortized cost, carrying value, fair value and change in valuation allowance of the Company’s mortgage loans were as follows:

	December 31, 2010			Year Ended December 31, 2010

	Amortized Cost	Carrying Value	Fair Value	Increase (Decrease) in Valuation Allowance

	(In Millions)

Commercial mortgage loans
Primary lender	$8,884	$8,908	$9,042	$(46)
Mezzanine loans	121	63	62	3

Total commercial mortgage loans	9,005	8,971	9,104	(43)

Residential mortgage loans
FHA and VA guaranteed	2,224	2,224	2,141	-
Other residential loans	23	23	23	-

Total residential mortgage loans	2,247	2,247	2,164	-

Total mortgage loans	$11,252	$11,218	$11,268	$(43)

Note: As of December 31, 2010, changes in valuation allowance were comprised of $37 million of additions, $36 million of recoveries and $44 million of reserve losses from transfers to partnerships and LLC.

	December 31, 2009			Year Ended December 31, 2009

	Amortized Cost	Carrying Value	Fair Value	Increase (Decrease) in Valuation Allowance

		(In Millions)

Commercial mortgage loans
Primary lender	$8,743	$8,697	$8,361	$95
Mezzanine loans	127	72	71	20

Total commercial mortgage loans	8,870	8,769	8,432	115

Residential mortgage loans
FHA and VA guaranteed	2,293	2,293	2,133	-
Other residential loans	28	28	28	-

Total residential mortgage loans	2,321	2,321	2,161	-

Total mortgage loans	$11,191	$11,090	$10,593	$115

Note: As of December 31, 2009, changes in valuation allowance were comprised of $160 million of additions, $42 million of direct write-downs and $3 million of recoveries.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2010, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2011	$1,175
2012	1,663
2013	660
2014	768
2015	789
Thereafter	3,916

Commercial mortgage loans	8,971
Residential loan pools	2,247

Total	$11,218

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

			December 31, 2010

	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total

			($ In Millions)

Office	$1,403	$658	$414	$97	$767	$3,339	38%
Apartments	996	532	411	385	256	2,580	29
Industrial and other	429	203	294	348	433	1,707	19
Retail	315	289	45	-	257	906	10
Hotels	309	39	34	20	37	439	4

Total	$3,452	$1,721	$1,198	$850	$1,750	$8,971	100%

			December 31, 2009

	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total

			($ In Millions)

Office	$1,081	$485	$817	$288	$646	$3,317	39%
Apartments	605	330	586	201	654	2,376	27
Industrial and other	397	225	368	308	400	1,698	19
Retail	320	105	25	6	275	731	8
Hotels	293	163	-	-	191	647	7

Total	$2,696	$1,308	$1,796	$803	$2,166	$8,769	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table sets forth the internal ratings for the Company’s mortgage loan portfolio, which the Company believes reflect the equivalent nationally recognized credit quality ratings:

	December 31, 2010

	AAA and AA	A	BBB and BB	B	CCC-C	D	Total

			(In Millions)

Commercial mortgage loans
Primary lender	$1,729	$3,538	$2,346	$1,279	$9	$7	$8,908
Mezzanine loans	-	5	-	8	47	3	63

Total commercial mortgage loans	1,729	3,543	2,346	1,287	56	10	8,971

Residential mortgage loans
FHA insured and VA guaranteed	2,224	-	-	-	-	-	2,224
Other residential loans	23	-	-	-	-	-	23

Total residential mortgage loans	2,247	-	-	-	-	-	2,247

Total mortgage loans	$3,976	$3,543	$2,346	$1,287	$56	$10	$11,218

As of December 31, 2010 and 2009, the Company had one restructured loan. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2010 or 2009.

The following table presents an analysis of the Company’s commercial mortgage loans on which a valuation allowance has been recorded:

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$533	$539	$606	$(71)	$34
Mezzanine loans	25	27	85	(59)	2

Total mortgage loans	$558	$566	$691	$(130)	$36

Note: As of December 31, 2010, the Company held no impaired residential mortgage loans with a valuation allowance recorded. All mortgage loans included in the table above were individually valued for impairment.

As of December 31, 2010, the Company had $18 million of unpaid principal balance in impaired commercial mortgage loans with no related valuation allowance recorded.

As of December 31, 2010, the Company did not hold any impaired residential mortgage loans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table represents the valuation allowance recorded for the Company’s mortgage loans:

	December 31, 2010

	Commercial

	Primary lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(117)	$(56)	$(173)
Additions	(28)	(9)	(37)
Decreases	30	6	36
Write-downs	44	-	44

Ending balance	$(71)	$(59)	$(130)

Note: As of December 31, 2010, the Company did not hold any FHA insured or VA guaranteed residential loans with a valuation allowance.

The following table represents the valuation allowance recorded for the Company’s mortgage loans as of December 31, 2009:

Beginning balance	$(58)
Additions	(160)
Decreases	3
Write-downs	42

Ending balance	$(173)

As of December 31, 2010, the Company did not hold any past due commercial or residential mortgage loans.

The change in the valuation allowance is recorded in change in net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus.

Mortgage loans with valuation allowances consisted of the following:

	December 31,
	2010	2009

	(In Millions)

Mortgage loans with valuation allowance	$688	$849
Less: Valuation allowance on impaired loans	(130)	(173)

Net carrying value of mortgage loans with valuation allowances	$558	$676

Average recorded mortgage loans with valuation allowances	$566	$666

The Company recorded $36 million in interest income on impaired loans as of December 31, 2010 and $47 million as of December 31, 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2010 and 2009, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2010			December 31, 2009

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.0%	10.4%	5.5%	1.0%	12.0%	5.7%
Residential mortgage loan pools	3.3%	13.7%	6.4%	3.6%	13.7%	6.5%
Mezzanine mortgage loans	3.0%	18.0%	9.0%	3.0%	17.0%	8.7%

During the years ended December 31, 2010 and 2009, mortgage loan lending rates, including fixed and variable, on new issues were:

	December 31, 2010			December 31, 2009

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	2.3%	7.8%	4.9%	1.2%	12.0%	7.5%
Residential mortgage loan pools	5.3%	6.1%	5.7%	-	-	-
Mezzanine mortgage loans	-	-	-	15.0%	15.0%	15.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2010 and 2009. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2010 and 2009.

There was less than $1 million in interest deferred to future periods from mortgage loans on properties under development as of December 31, 2010 and no interest deferred to future periods from mortgage loans on properties under development as of December 31, 2009.

As of December 31, 2010, the carrying value of commercial mortgage loans for which the Company has suspended interest accruals was (in millions):

Primary lender	$74
Mezzanine loans	46

Total commercial mortgage loans	$120

Note: As of December 31, 2010, the Company did not have any residential mortgage loans for which it had suspended interest accruals.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2010

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,192	82%
Texas	951	86%
Illinois	611	79%
Massachusetts	599	71%
New York	447	58%
Virginia	436	70%
All other states	3,142	82%
Canada	593	73%

Total commercial mortgage loans	$8,971	79%

Note: All other states in this table consist of 33 states, with no individual state exposure exceeding $309 million.

	December 31, 2009

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,160	83%
Texas	841	79%
Massachusetts	613	73%
Illinois	510	90%
Washington	362	79%
Arizona	340	85%
All other states	3,358	78%
Canada	585	74%

Total commercial mortgage loans	$8,769	80%

Note: All other states in this table consist of 35 states, with no individual state exposure exceeding $335 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2010	2009

	(In Millions)

Held for the production of income	$2,102	$2,008
Accumulated depreciation	(844)	(779)
Encumbrances	(272)	(277)

Held for the production of income, net	986	952

Held for sale	36	27
Accumulated depreciation	(4)	-
Encumbrances	-	-

Held for sale, net	32	27

Occupied by the Company	221	217
Accumulated depreciation	(111)	(101)

Occupied by the Company, net	110	116

Total real estate	$1,128	$1,095

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale. Most properties acquired through foreclosure are classified as held for sale.

Nonincome producing real estate includes properties under construction and land. The carrying value of nonincome producing real estate was $13 million as of December 31, 2010, including one residential complex for $7 million, an office complex under renovation for $5 million and two land parcels for less than $1 million. The carrying value of nonincome producing real estate was $31 million as of December 31, 2009, including a residential complex for $25 million, an office complex for $6 million and two land parcels for less than $1 million.

Of the four properties classified as held for sale as of December 31, 2009, three single family residences were sold as well as some units of a condominium complex for a net loss of $3 million. The remaining units of the condominium complex remain classified as held for sale as of December 31, 2010.

In 2010, eight single family residences were acquired as part of an employee relocation program and classified as held for sale, as well as one residential complex that was transferred to held for sale in 2010. Of these residences, three were sold for a net loss of less than $1 million. As of December 31, 2010, the Company held seven properties classified as held for sale. Additionally, an office complex was transferred to held for sale and sold in 2010, with proceeds of $118 million, including a gain of $68 million.

In 2009, nine single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, six were sold for a net loss of $1 million. As of December 31, 2009, the Company held four properties classified as held for sale.

Depreciation expense on real estate was $93 million for the year ended December 31, 2010, $94 million for the year ended December 31, 2009 and $89 million for the year ended December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2010	2009

	(In Millions)

Common stocks	$2,564	$2,395
Fixed maturities/preferred stock	1,144	814
Real estate	1,070	1,203
Mortgage loans	361	140
LIHTC	189	211
Other	43	50

Total	$5,371	$4,813

As of December 31, 2010 and 2009, the Company did not hold any partnerships or LLC with significant Alt A or subprime exposure.

There were no write-downs or reclassifications on LIHTC made during the years ended December 31, 2010 or 2009 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Bonds	$2,599	$2,349	$2,435
Preferred stocks	5	4	6
Common stocks - subsidiaries and affiliates	236	136	660
Common stocks - unaffiliated	11	5	27
Mortgage loans	629	665	712
Policy loans	654	681	657
Real estate	158	163	213
Partnerships and LLC	364	244	290
Derivatives	134	202	253
Cash, cash equivalents and short-term investments	5	13	74
Other	2	4	14

Subtotal investment income	4,797	4,466	5,341
Amortization of the IMR	67	28	(37)
Net gains (losses) from separate accounts	(1)	(1)	2
Less: Investment expenses	(438)	(422)	(443)

Net investment income	$4,425	$4,071	$4,863

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains and losses

Net realized capital gains (losses) including OTTI were comprised of the following:

	Year Ended December 31, 2010

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$257	$(163)	$(178)	$(84)
Preferred stocks	8	-	-	8
Common stocks - subsidiaries and affiliates	11	(6)	(1)	4
Common stocks - unaffiliated	21	(3)	(1)	17
Mortgage loans	6	(11)	(33)	(38)
Real estate	68	(3)	-	65
Partnerships and LLC	64	(12)	(88)	(36)
Derivatives and other	747	(767)	-	(20)

	$1,182	$(965)	$(301)	(84)

Federal and state taxes				(18)

Net realized capital gains (losses) before deferral to the IMR				(102)

Net (gains) losses deferred to the IMR				(147)
Less: taxes				(12)

Net after tax (gains) losses deferred to the IMR				(135)

Net realized capital gains (losses)				$(237)

	Year Ended December 31, 2009

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$420	$(130)	$(613)	$(323)
Preferred stocks	5	-	-	5
Common stocks - subsidiaries and affiliates	14	(4)	(71)	(61)
Common stocks - unaffiliated	116	(20)	(67)	29
Mortgage loans	-	(18)	(63)	(81)
Real estate	-	(4)	-	(4)
Partnerships and LLC	-	-	(251)	(251)
Derivatives and other	598	(838)	-	(240)

	$1,153	$(1,014)	$(1,065)	(926)

Federal and state taxes				131

Net realized capital gains (losses) before deferral to the IMR				(795)

Net (gains) losses deferred to the IMR				(308)
Less: taxes				(242)

Net after tax (gains) losses deferred to the IMR				(66)

Net realized capital gains (losses)				$(861)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2008

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

		(In Millions)

Bonds	$684	$(431)	$(1,018)	$(765)
Preferred stocks	2	(10)	(36)	(44)
Common stocks - subsidiaries and affiliates	20	(53)	(69)	(102)
Common stocks - unaffiliated	105	(86)	(34)	(15)
Mortgage loans	15	(10)	(1)	4
Real estate	53	(12)	-	41
Partnerships and LLC	18	(1)	(397)	(380)
Derivatives and other	976	(683)	(55)	238

	$1,873	$(1,286)	$(1,610)	(1,023)

Federal and state taxes				29

Net realized capital gains (losses) before deferral to the IMR				(994)

Net (gains) losses deferred to the IMR				(361)
Less: taxes				(122)

Net after tax (gains) losses deferred to the IMR				(239)

Net realized capital gains (losses)				$(1,233)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $76 million as of December 31, 2010 and a liability of $37 million as of December 31, 2009.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

Bond OTTI were comprised of the following:

	Years Ended December 31,

	2010	2009	2008

	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(113)	$(202)	$(579)
Alt-A CDOs	-	(2)	(19)
Subprime RMBS	(7)	(123)	(151)
Subprime CDOs	-	-	(4)
Prime RMBS	(31)	(34)	(23)
All other CDOs	(1)	(22)	(30)
CMBS	-	(1)	(2)

Total structured and loan-backed securities	(152)	(384)	(808)

Leveraged loans
Domestic leveraged loans	(9)	(52)	(56)
European leveraged loans	(4)	(89)	(51)

Total leveraged loans	(13)	(141)	(107)

Corporate bonds	(13)	(88)	(103)

Total bond OTTI	$(178)	$(613)	$(1,018)

Of the $178 million of OTTI for the year ended December 31, 2010, 85% of the impairments were determined using internally developed models. Of the $613 million of OTTI for the year ended December 31, 2009, 62% of the impairments were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $173 million of impairments. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a $107 million decrease in the book value of the associated bonds. This adjustment was recorded as a cumulative effect of an accounting change in surplus, with an offsetting tax adjustment of $37 million and a corresponding adjustment to AVR of less than $1 million.

The following table contains loan-backed and structured securities that recognized OTTI through the year ended December 31, 2010 and six months ended December 31, 2009 as described in Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” classified on the following bases for recognizing OTTI:

	Year Ended December 31, 2010	Six Months Ended December 31, 2009

	(In Millions)

Intent to sell	$(2)	$-
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	-	-
Present value of cash flows expected to be collected is less than amortized cost basis	(150)	(203)

Total	$(152)	$(203)

Refer to Note 21 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with recognized OTTI for noninterest related declines for which an interest related impairment has not yet been recognized.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with total carrying values of $3,883 million as of December 31, 2010 and $3,439 million as of December 31, 2009. As of December 31, 2010, the maturities of these agreements were January 4, 2011 through March 3, 2011 and the interest rates ranged from 0.2% to 0.3% . The outstanding amounts were collateralized by bonds with a fair value of $3,957 million as of December 31, 2010 and $3,396 million as of December 31, 2009.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the simulated instrument or when the simulated instruments are unavailable. Synthetic assets can be created to either hedge and reduce the Company’s exposure or increase the Company’s exposure to a particular asset. The Company held synthetic assets which increased the Company’s exposure to $2,108 million as of December 31, 2010 and $1,883 million as of December 31, 2009. Of this amount, $314 million as of December 31, 2010 and $90 million as of December 31, 2009, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (TBAs) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,067 million as of December 31, 2010 and $2,175 million as of December 31, 2009. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral was $29 million as of December 31, 2010 and $65 million as of December 31, 2009. The amount at risk using NAIC prescribed rules was $300 million as of December 31, 2010 and $229 million as of December 31, 2009. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2010

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

		(In Millions)

Interest rate swaps	$2,045	$53,765	$134	$5,257
Currency swaps	92	971	69	559
Options	213	4,902	(50)	732
Asset and credit default swaps	27	1,537	-	35
Forward contracts	10	1,533	(10)	1,683
Financial futures - short positions	-	413	-	-
Financial futures - long positions	-	2,439	-	-

Total	$2,387	$65,560	$143	$8,266

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2009

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

		(In Millions)

Interest rate swaps	$1,890	$46,506	$92	$3,238
Currency swaps	113	972	80	622
Options	335	7,657	(46)	740
Asset and credit default swaps	52	1,064	-	68
Interest rate caps and floors	3	340	-	-
Forward contracts	1	1,445	(10)	1,751
Financial futures - long positions	-	420	-	-

Total	$2,394	$58,404	$116	$6,419

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One Year or Less	One Through Five Years	Five Through Ten Years	After Ten Years	December 31,
					2010	2009

					Total	Total

	(In Millions)

Interest rate swaps	$1,616	$13,246	$14,585	$29,575	$59,022	$49,744
Currency swaps	15	1,111	404	-	1,530	1,594
Options	-	115	630	4,889	5,634	8,397
Other derivatives	6,162	941	187	350	7,640	5,088

Total	$7,793	$15,413	$15,806	$34,814	$73,826	$64,823

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2010	2009

	(In Millions)

Open interest rate swaps in a fixed receive position	$29,062	$19,920
Open interest rate swaps in a fixed pay position	27,768	22,578
Other interest related swaps	2,192	7,246

Total interest rate swaps	$59,022	$49,744

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) on the mark to market of open contracts by derivative type:

	December 31, 2010

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(85)	$112
Currency swaps	-	(10)
Asset, equity and credit default swaps	(1)	(21)
Options	(13)	(127)
Interest rate caps and floors	4	(2)
Forward contracts	131	10
Financial futures - long positions	36	-
Financial futures - short positions	(96)	-

Total	$(24)	$(38)

	December 31, 2009

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(70)	$135
Currency swaps	67	(169)
Asset, equity and credit default swaps	12	(69)
Options	(32)	(836)
Interest rate caps and floors	-	1
Forward contracts	63	32
Financial futures - long positions	(39)	-
Financial futures - short positions	(168)	-

Total	$(167)	$(906)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008

	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$63	$749
Currency swaps	(37)	180
Asset, equity and credit default swaps	93	58
Options	(15)	945
Interest rate caps and floors	-	1
Forward contracts	94	(15)
Financial futures - long positions	49	-
Financial futures - short positions	53	-

Total	$300	$1,918

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31, 2010		December 31, 2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial assets:
Bonds
U. S. government and agencies	$8,762	$8,858	$13,192	$12,350
All other governments	116	143	116	133
States, territories and possessions	1,395	1,382	1,152	1,251
Special revenue	1,958	2,116	1,474	1,582
Industrial and miscellaneous	33,005	34,147	27,628	27,067
Credit tenant loans	94	107	107	117
Parent, subsidiaries and affiliates	4,997	4,966	3,053	2,873
Preferred stocks	306	321	128	138
Common stock - unaffiliated	238	238	241	241
Common stock - affiliated (1)	401	401	273	273
Mortgage loans - commercial	8,971	9,104	8,769	8,432
Mortgage loans - residential	2,247	2,164	2,321	2,161
Policy loans	8,960	11,390	8,486	10,435
Cash, cash equivalents and short-term investments	1,139	1,139	2,251	2,251
Derivatives
Interest rate caps and floors	-	-	3	3
Forward contracts	10	10	1	1
Interest rate swaps	2,045	2,045	1,890	1,890
Currency swaps	92	92	113	113
Asset and credit default swaps	27	27	52	52
Options	213	213	335	335

Financial liabilities:
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,883	3,883	3,439	3,439
Funding agreements	2,299	2,373	1,525	1,588
Investment-type insurance contracts:
Group annuity investment contracts	6,787	7,275	6,953	7,317
Individual annuity investment contracts	3,861	3,995	3,391	3,437
Guaranteed investment contracts	18	18	26	27
Supplementary investment contracts	1,021	1,022	1,020	1,021

(1)

Common stocks - affiliated does not include MMHLLC which had a statutory carrying value of $2,502 million as of December 31, 2010 and $2,627 million as of December 31, 2009. Also excluded is C.M. Life which had a statutory carrying value of $837 million as of December 31, 2010 and $718 million as of December 31, 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010		December 31, 2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial liabilities (continued):
Derivatives
Forward contracts	$(10)	$(10)	$(10)	$(10)
Interest rate swaps	134	134	92	92
Currency swaps	69	69	80	80
Options	(50)	(50)	(46)	(46)

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 27.4% of the total fair value of bonds as of December 31, 2010 and 25.0% as of December 31, 2009.

The average fair value of outstanding derivative financial instrument assets over the course of the year was $2,390 million as of December 31, 2010 and $2,971 million as of December 31, 2009. The average fair value of outstanding derivative financial instrument liabilities over the course of the year was $130 million as of December 31, 2010 and $248 million as of December 31, 2009.

Fair value hierarchy

For the year ended December 31, 2010, there were no significant changes to the Company’s valuation techniques.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, guaranteed investment contracts, funding agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The fair value of short-term debt instruments with a maturity less than 30 days is assumed to be equal to the book value. The Company generally uses unadjusted quotable market prices from independent brokers, when available, to determine the fair value of debt instruments with a maturity greater than 30 days.

Assets that are carried at fair value on a recurring basis are those that are marked to market at regular intervals. All of the Company’s financial instruments that are carried at fair value are measured on a recurring basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present the Company’s fair value hierarchy for financial instruments which are carried at fair value:

	December 31, 2010

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$69	$36	$-	$105
Parent, subsidiaries and affiliates	-	9	20	-	29
Preferred stocks NAIC 4-6	-	-	-	-	-
Common stock - unaffiliated	74	9	155	-	238
Common stock - affiliated (2)	-	332	69	-	401
Cash equivalents and short-term investments (3)	-	800	-	-	800
Separate account assets (4)	32,944	7,172	272	-	40,388
Derivatives
Forward contracts	-	35	-	(25)	10
Interest rate swaps	-	3,607	-	(1,562)	2,045
Currency swaps	-	155	-	(63)	92
Asset and credit default swaps	-	38	-	(11)	27
Options	-	277	-	(64)	213

Total financial assets carried at fair value	$33,018	$12,503	$552	$(1,725)	$44,348

Financial liabilities:
Derivatives
Forward contracts	$-	$15	$-	$(25)	$(10)
Interest rate swaps	-	1,696	-	(1,562)	134
Currency swaps	-	132	-	(63)	69
Asset and credit default swaps	-	11	-	(11)	-
Options	-	14	-	(64)	(50)

Total financial liabilities carried at fair value	$-	$1,868	$-	$(1,725)	$143

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – affiliated does not include MMHLLC which had a statutory carrying value of $2,502 million and C.M. Life which had a statutory carrying value of $837 million.

(3)	Does not include cash of $339 million.

(4)

$301 million of book value separate account assets and $627 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $345 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

For the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2009

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds	$-	$126	$-	$-	$126
Preferred stocks NAIC 4-6	-	3	12	-	15
Common stock - unaffiliated	61	24	156	-	241
Common stock - affiliated (2)	-	209	64	-	273
Derivative financial instruments	-	3,398	1	(1,005)	2,394
Cash equivalents and short-term investments (3)	-	1,789	-	-	1,789
Separate account assets (4)	29,284	7,203	300	-	36,787

Total financial assets carried at fair value	$29,345	$12,752	$533	$(1,005)	$41,625

Financial liabilities:
Derivative financial instruments	$-	$1,119	$2	$(1,005)	$116

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – affiliated does not include MMHLLC which had a statutory carrying value of $2,627 million and C.M. Life which had a statutory carrying value of $718 million.

(3)	Does not include cash of $462 million.

(4)

$425 million of book value separate account assets and $554 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $345 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value:

	Balance as of 12/31/2009	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Balance as of 12/31/2010

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$2	$-	$10	$27	$(18)	$(30)	$152	$(107)	$36
Parent, subsidiaries and affiliates	-	-	8	-	68	-	(68)	12	-	20
Preferred stocks NAIC 4-6	12	-	-	1	-	(8)	-	-	(5)	-
Common stock - unaffiliated	156	6	(1)	6	1	(13)	-	-	-	155
Common stock - affiliated	64	4	4	136	6	(136)	(9)	-	-	69
Separate account assets (2)	300	18	24	71	-	(124)	(19)	2	-	272
Derivatives:
Interest rate swaps	1	(1)	-	-	-	-	-	-	-	-

Total Level 3 financial assets carried at fair value	$533	$29	$35	$224	$102	$(299)	$(126)	$166	$(112)	$552

Financial liabilities:
Derivatives
Interest rate swaps	$2	$(2)	$-	$-	$-	$-	$-	$-	$-	$-

(1)

The majority of transfers into/out of Level 3 for bonds are related to NAIC Category 6 bonds. These bonds had previously been separately stated as being held at fair value on a non-recurring basis. The NAIC recently stated that all assets carried at fair value should be reported together.

(2)	Reclassed $345 million from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Balance as of 12/31/2008	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Acquisitions and (Dispositions)	Transfers Into / (Out) Level 3	Balance as of 12/31/2009

	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$7	$2	$6	$(3)	$-	$12
Common stock - unaffiliated	67	-	13	90	(14)	156
Common stock - affiliated	125	(6)	6	(45)	(16)	64
Derivative financial instruments	8	(7)	-	-	-	1
Separate account assets (1)	356	(28)	53	(55)	(26)	300

Total Level 3 financial assets carried at fair value	$563	$(39)	$78	$(13)	$(56)	$533

Financial liabilities:
Derivative financial instruments	$5	$(3)	$-	$-	$-	$2

(1)	Reclassed $345 million from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

The Company’s fixed assets, both admitted and nonadmitted, primarily include internally developed and purchased software, electronic data processing equipment, office equipment and furniture. The following summarizes fixed assets:

	December 31, 2010		Year Ended December 31, 2010

	Carrying Amount	Accumulated Depreciation	Depreciation

		(In Millions)

Data processing	$18	$78	$10
Workstations	2	31	2
Connectivity	3	41	2

Subtotal EDP	23	150	14

Internally developed software	106	160	2
Leasehold improvements	8	16	2
Furniture	5	66	1
Other	-	1	-

Total fixed assets	$142	$393	$19

	December 31, 2009		Year Ended December 31, 2009

	Carrying Amount	Accumulated Depreciation	Depreciation

		(In Millions)

Data processing	$15	$68	$8
Workstations	2	30	2
Connectivity	3	39	3

Subtotal EDP	20	137	13

Internally developed software	60	164	31
Leasehold improvements	9	14	2
Furniture	2	65	9
Other	1	1	-

Total fixed assets	$92	$381	$55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008		Year Ended December 31, 2008

	Carrying Amount	Accumulated Depreciation	Depreciation

		(In Millions)

Data processing	$11	$60	$7
Workstations	3	29	2
Connectivity	5	36	5

Subtotal EDP	19	125	14

Internally developed software	171	206	24
Leasehold improvements	8	13	2
Furniture	25	85	10
Other	1	1	-

Total fixed assets	$224	$430	$50

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading and reinsurance.

	December 31,
	2010		2009

	Gross	Net	Gross	Net

		(In Millions)

Ordinary new business	$61	$23	$58	$23
Ordinary renewal	487	541	528	580
Group life	11	11	16	16

Total	$559	$575	$602	$619

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2010:

Issue Year	Face Amount	Carrying Value	Interest Rate	Maturity Date

		($ In Millions)

1993	$250	$250	7.625%	2023
1994	100	100	7.500%	2024
2003	250	249	5.625%	2033
2009	750	741	8.875%	2039

Total	$1,350	$1,340

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003 and 2009. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the note issued in 2009 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2010, the unapproved interest was $12 million. As of December 31, 2010, the Company has paid cumulative interest of $653 million on surplus notes. Interest of $107 million, $74 million and $41 million was approved and paid during the years ended December 31, 2010, 2009 and 2008, respectively.

9.	Related party transactions

The following transactions are between the Company and related parties.

As of December 31, 2010 and 2009, the Company reported $27 million as amounts due from subsidiaries and affiliates and $24 million and $15 million, respectively, as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million as of December 31, 2010 and 2009. The note matures December 31, 2011. Interest is payable semi-annually in arrears at a 3.7% interest rate as of December 31, 2010. Interest accrued and paid was less than $1 million for the years ended December 31, 2010, 2009 and 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has modified coinsurance (Modco) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. The net amounts due from the Japanese affiliate were $1 million and $2 million as of December 31, 2010 and 2009, respectively. These outstanding balances are due and payable within 90 days.

The following table summarizes the related party reinsurance transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Premium assumed	$26	$33	$43
Modified coinsurance adjustments, included in fees and other income (expense)	30	47	17
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(3)	(3)	(4)
Policyholders’ benefits	(48)	(69)	(50)

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2010 and 2009, the net amounts due to C.M. Life and MML Bay State were $5 million and $7 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Premium assumed	$85	$88	$97
Modified coinsurance adjustments, included in fees and other income (expense)	39	38	49
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(25)	(25)	(26)
Policyholders’ benefits	(87)	(107)	(91)
Experience refunds paid	(1)	(1)	(4)

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $65 million in 2010, $74 million in 2009 and $72 million in 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited (Baring), where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital and Cornerstone Real Estate Advisers, LLC, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$134	$163	$182
Recordkeeping and other services	42	30	23
Investment advisory income	5	4	4
Fee expense:
Investment advisory services	154	154	164
Employee benefit plans administrative services	-	-	9

MassMutual Benefits Management, Inc., a wholly owned subsidiary of MMHLLC which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. This liquidation resulted in an increase to surplus of $105 million in 2009 related to DTAs.

The Company’s subsidiary, Babson Capital, invests a portion of its non-qualified compensation plan in an interest guarantee contract with the Company. The Company credited interest of $4 million and $1 million on deposits to this Babson Capital contract for the years ended December 31, 2010 and 2009, respectively.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including MML Bay State) where certain variable annuity contract holders of MassMutual, C.M. Life or MML Bay State can make nontaxable exchanges of their contract for an enhanced variable annuity contract of MassMutual or C.M. Life. The Company recorded premium income of $8 million, $24 million and $115 million as of December 31, 2010. The Company recorded surrender benefits of $1 million as of December 31, 2010 and $2 million as of December 31, 2009 and 2008, respectively, related to these exchange programs. C.M. Life recorded premium income of $1 million as of December 31, 2010 and $2 million as of December 31, 2009 and 2008. C.M. Life recorded surrender benefits of $8 million, $24 million and $114 million in 2010, 2009 and 2008, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life as of December 31, 2010; the Company has paid net commissions to C.M. Life of less than $1 million for the years ended December 31, 2009 and 2008.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 9 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2010, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $1,985 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Direct premium	$11,725	$12,910	$13,709
Premium assumed	110	122	138
Premium ceded	(672)	(640)	(609)

Total net premium	$11,163	$12,392	$13,238

Reinsurance recoveries
Assumed	$(72)	$(66)	$(69)
Ceded	399	372	313

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2010	2009

	(In Millions)

Reinsurance reserves
Assumed	$728	$732
Ceded	(2,239)	(2,003)
Amounts recoverable from reinsurers
Assumed	(16)	(20)
Ceded	100	121

Reinsurance reserves ceded as of December 31, 2010 include $1,547 million associated with life insurance policies, $603 million for long-term care, $73 million for disability and $16 million for group life and health. Reinsurance reserves ceded as of December 31, 2009 include $1,418 million associated with life insurance policies, $488 million for long-term care, $80 million for disability and $17 million for group life and health.

As of December 31, 2010, one reinsurer accounted for 26% of the outstanding reinsurance recoverable and the next largest reinsurer had 15% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $384,763 million and $373,967 million as of December 31, 2010 and 2009, respectively. Of this total, the Company had $18,300 million and $25,319 million of life insurance in force as of December 31, 2010 and 2009, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
		2010				2009

	Amount	Interest Rates			Amount	Interest Rates

	( $ In Millions)

Individual life	$34,554	2.5%	-	6.0%	$33,372	2.5%	-	6.0%
Group life	9,431	2.5%	-	4.5%	9,253	2.5%	-	4.5%
Group annuities	8,856	2.3%	-	11.3%	9,109	2.3%	-	11.3%
Individual annuities	5,599	2.3%	-	11.3%	4,772	2.3%	-	11.3%
Individual universal and variable life	3,184	4.0%	-	6.0%	2,851	4.0%	-	6.0%
Disabled life claim reserves	1,828	3.5%	-	6.0%	1,825	3.5%	-	6.0%
Disability active life reserves	581	3.5%	-	6.0%	574	3.5%	-	6.0%
Other	194	2.5%	-	6.0%	171	2.5%	-	4.5%
Guaranteed investment contracts	18	4.4%	-	13.0%	26	4.0%	-	13.0%

Total	$64,245				$61,953

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include group annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life, variable life and long-term care products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2010				2009

	Amount	Interest Rates			Amount	Interest Rates

	( $ In Millions)

Funding agreements	$2,299	0.3%	-	10.2%	$1,525	0.4%	-	10.2%
Supplementary contracts	594	0.3%	-	8.0%	576	0.3%	-	8.0%
Dividend accumulations	583	3.4%	-	4.2%	594	3.4%	-	4.8%
Other	101	4.0%	-	8.0%	114	4.0%	-	8.0%

Total	$3,577				$2,809

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in either the general investments of the Company or in a separate account. As of December 31, 2010 and 2009, respectively, funding agreement balances in the general investments of the Company totaled $2,299 million and $1,525 million, consisting of $2,280 million and $1,496 million in note programs and $19 million and $29 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, with approximately $455 million remaining in run-off, and are now issued from its $8 billion Global Medium-Term Note Program.

As of December 31, 2010, the Company’s funding agreement balances by maturity year were as follows (in millions):

2011	$201
2012	310
2013	633
2014	402
2015	402
Thereafter	351

Total	$2,299

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2010	2009

	(In Millions)

Claim reserves, beginning of year	$1,960	$1,893
Less: Reinsurance recoverables	110	84

Net claim reserves, beginning of year	1,850	1,809

Claims paid related to:
Current year	(14)	(16)
Prior years	(293)	(280)

Total claims paid	(307)	(296)

Incurred related to:
Current year’s incurred	217	246
Current year’s interest	5	6
Prior years’ incurred	4	(2)
Prior years’ interest	81	81

Total incurred	307	331

Adjustments through surplus	-	6

Net claim reserves, end of year	1,850	1,850
Plus reinsurance recoverables	115	110

Claim reserves, end of year	$1,965	$1,960

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $4 million increase in the prior years’ incurred claims for 2010 was due to unfavorable experience and the $2 million decrease in the prior years’ incurred claims for 2009 was due to actual claim terminations being more than those anticipated by the morbidity table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2010	2009

	(In Millions)

Disabled life claim reserves	$1,828	$1,825
Accrued claim liabilities	22	25

Net claim reserves, end of year	$1,850	$1,850

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue. In 2009, the Company initially suspended issuing contracts with GMIBs and GMWBs. Beginning in the first quarter of 2010 the Company began offering a newly designed GMWB on a variable annuity product.

The following table shows the liabilities for guaranteed minimum death, income, accumulation and withdrawal benefits as required by the actuarial guidelines (in millions):

Liability as of December 31, 2008	$732
Incurred guarantee benefits in 2009	(219)
Paid guarantee benefits in 2009	(8)

Liability as of December 31, 2009	505
Incurred guarantee benefits in 2010	(14)
Paid guarantee benefits in 2010	(3)

Liability as of December 31, 2010	$488

The Company held reserves in accordance with the stochastic and standard scenarios as of December 31, 2010 and 2009, respectively. As of December 31, 2010 the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy. As of December 31, 2009 the Company held additional reserves above those indicated based on the standard scenarios in order to maintain a prudent level of reserve adequacy.

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2010			December 31, 2009

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

			($ In Millions)

Annuity:
GMDB	$9,179	$166	61	$8,117	$504	61
GMIB	4,293	509	61	3,868	661	61
GMAB	1,416	29	57	1,050	77	58
GMWB	161	8	65	147	11	66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account balances of variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits are summarized in the table below:

	December 31, 2010				December 31, 2009

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

				(In Millions)

Separate account	$8,362	$4,279	$1,346	$161	$7,403	$3,854	$988	$147
Company’s general investments	817	14	70	-	714	14	62	-

Total	$9,179	$4,293	$1,416	$161	$8,117	$3,868	$1,050	$147

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2010	2009

	(In Millions)

Beginning balance	$1,169	$981
Net liability increase	174	188

Ending balance	$1,343	$1,169

12. Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2010 and 2009. The commercial paper issued in 2010 had interest rates ranging from 0.25% to 0.37% with maturity dates ranging from 1 day to 42 days. Interest expense for the commercial paper, for the years ended December 31, 2010, 2009 and 2008 was less than $1 million, $1 million and $7 million, respectively.

As of April 2010, the Company signed a $1 billion 3-year credit facility, which replaced the $500 million 5-year credit facility, with a syndicate of lenders that could be used for general corporate purposes and to support commercial paper borrowings. The new facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2010, 2009 and 2008, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2010, 2009 and 2008, there were no draws on the credit facilities. For the years ended December 31, 2010, 2009 and 2008, there were credit facility fees of less than $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13. Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. For participants, benefits are calculated as the greater of (1) a formula based on age, service and salary during their careers or (2) a formula based on final average earnings and length of service.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2010 and 2009, the Company contributed to its qualified defined benefit plan $116 million and $150 million, respectively.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for all of its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,384 million and $1,218 million as of December 31, 2010 and 2009, respectively. The Company match for the 401(k) thrift savings plan is 5% of eligible W-2 compensation.

The total matching thrift savings contributions by the Company were $29 million, $22 million and $22 million for the years ended December 31, 2010, 2009 and 2008, respectively and were included in general insurance expenses.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $192 million and $189 million as of December 31, 2010 and 2009, respectively.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. Even though MMHLLC holds the obligation to pay the Company’s other postretirement and postemployment benefits, this transfer does not relieve the Company of its primary liability.

MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; while a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

In 2009, the Company announced a change to other postretirement benefit plans for the Company’s agents to eliminate retiree life insurance coverage. This change was effective January 1, 2010 for participants retiring on or after January 1, 2010. This change to the plans had an immaterial impact to the benefit obligations. The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accrued Postemployment Benefits

The Company provides severance related postemployment benefits for home office employees. The net accumulated liability recorded for these benefits was $25 million as of December 31, 2010 and 2009.

The Company accrues postemployment benefits for agents’ health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $12 million as of December 31, 2010 and 2009.

d.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million is being amortized over 20 years through 2012, the remaining balance is $9 million. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Accumulated postretirement benefit obligations and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans:

		December 31,
	2010	2009	2010	2009

	Pension		Other Postretirement
	Benefits		Benefits

		(In Millions)

Change in vested projected benefit obligation:
Projected benefit obligation, beginning of year	$1,647	$1,547	$311	$285
Service cost	44	54	8	8
Interest cost	96	87	17	16
Contributions by plan participants	-	-	9	9
Plan amendments	-	-	-	(1)
Actuarial (gains) losses	(24)	71	(6)	18
Medicare prescription drug direct subsidy	-	-	2	1
Benefits paid	(90)	(84)	(26)	(26)
Change in discount rate	91	(28)	15	1

Projected benefit obligation, end of year	$1,764	$1,647	$330	$311

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table sets forth the change in the accumulated benefit obligation of the defined benefit pension and postretirement plans:

		December 31,
	2010	2009	2010	2009

	Pension Benefits	Other Postretirement Benefits

		(In Millions)

Change in vested accumulated benefit obligation:
Accumulated benefit obligation, beginning of year	$1,626	$1,537	$311	$285
Service cost	45	54	8	8
Interest cost	95	87	17	16
Contributions by plan participants	-	-	9	9
Plan amendments	-	-	-	(1)
Actuarial (gains) losses	(24)	60	(6)	18
Medicare prescription drug direct subsidy	-	-	2	1
Benefits paid	(90)	(84)	(26)	(26)
Change in discount rate	91	(28)	15	1

Accumulated benefit obligation, end of year	$1,743	$1,626	$330	$311

The following table presents the pension and other postretirement projected and accumulated benefit obligation for vested and non-vested employees:

		December 31,
	2010	2009	2010	2009

	Pension Benefits	Other Postretirement Benefits

		(In Millions)

Projected benefit obligation for:
Vested employees	$1,764	$1,647	$330	$311
Non-vested employees	31	25	35	31

Total projected benefit obligation	$1,795	$1,672	$365	$342

Accumulated benefit obligation for:
Vested employees	$1,743	$1,626	$330	$311
Non-vested employees	16	10	35	31

Total accumulated benefit obligation	$1,759	$1,636	$365	$342

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2010. A spot yield curve is developed from this data that is then used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is computed so that the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $51 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits as required by current statutory accounting guidance regarding retirement benefits. For active participants, service is projected to the end of 2010 and pensionable earnings are projected to the date of probable termination.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets:

		December 31,
	2010	2009	2010	2009

	Pension Benefits	Other Postretirement Benefits

		(In Millions)

Change in plan assets:
Fair value of plan assets, beginning of year	$1,244	$964	$5	$6
Actual return on plan assets	148	197	-	-
Employer contributions	136	167	17	16
Contributions by plan participants	-	-	9	9
Benefits paid	(90)	(84)	(26)	(26)

Fair value of plan assets, end of year	$1,438	$1,244	$5	$5

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account option of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract, managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

The Company’s qualified pension plan assets were invested in a group annuity contract in the Company’s general assets and separate accounts managed by the Company as follows:

	December 31,
	2010	2009

	(In Millions)

General Investment Account option	$242	$275
Babson Long Term Duration Bond Fund	121	-
Oppenheimer Small Capitalization Core Fund	103	116
MM Premier International Equity Fund	78	68
Oppenheimer Large Core Fund	63	159
Babson Enhanced Index Value Fund	59	52
MM Premier Capital Appreciation Fund	49	140
Oppenheimer Large Capitalization Value Fund	44	29
MM Premier Strategic Emerging Markets Fund	38	-
MM Select Small Cap Growth Fund	28	-
MM Select Small Cap Value Fund	28	-
Oppenheimer Real Estate Fund	19	15
MM Premier High Yield Fund	-	21
MM Premier Value Fund	-	17
MM Premier Enhanced Value Equity Fund	-	6
Oppenheimer Tremont Core Diversified Hedge Fund	-	5

	$872	$903

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining balance of the Company’s pension plan assets were invested with unaffiliated asset managers in the Company’s separate accounts. The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $57 million in 2011.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% General Investment Account option, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships which trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s General Investment Account option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 17% and 22% of the assets of the Company’s pension plan were invested in the Company’s General Investment Account option through the unallocated group annuity insurance contract as of December 31, 2010 and 2009, respectively.

Plan assets have increased $194 million, or 16%, from $1,244 million as of December 31, 2009 to $1,438 million as of December 31, 2010. Of the $194 million, the actual return on plan assets was a gain of $148 million in 2010 compared to a gain of $197 million in 2009.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for investments.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value (NAV) of the underlying pool of securities which are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract. There is no observable price.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present the fair value hierarchy of the Company’s pension plan assets by asset class:

	Fair Value as of December 31, 2010

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments:
Pooled separate accounts:
Common stocks
U.S. large capitalization	$-	$121	$-	$121
U.S. small capitalization value	-	56	-	56
International large capitalization value	-	78	-	78
International emerging markets	-	38	-	38
Real estate	-	19	-	19

Total pooled separate accounts	-	312	-	312

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	217	-	-	217
U.S. small capitalization	53	-	-	53
U.S. mid capitalization	81	-	-	81
International large capitalization value	8	-	80	88
International small/mid capitalization	5	-	-	5
Corporate bonds	-	1	-	1
Long duration bonds	65	-	-	65
Short term bonds	2	-	-	2
Government securities	-	157	-	157
Fixed income	72	102	-	174
Short term cash equivalents	5	-	-	5
Cash	-	36	-	36

Total nonpooled separate accounts	508	296	80	884

Total General Investment Account option	-	-	242	242

Total	$508	$608	$322	$1,438

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Fair Value as of December 31, 2009

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments:
Pooled separate accounts:
Common stocks
U.S. large capitalization	$-	$140	$-	$140
International large capitalization value	-	68	-	68

Total pooled separate accounts	-	208	-	208

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	222	30	-	252
U.S. small capitalization	100	-	-	100
U.S. mid capitalization	78	1	-	79
International large capitalization value	1	-	66	67
International small/mid capitalization	1	1	-	2
U.S. fixed income: High yield	-	21	-	21
Bond fund	210	-	-	210
Real estate	15	-	-	15
Multi-strategy hedge fund	-	-	5	5
Money market fund	-	4	-	4
Cash	6	-	-	6

Total nonpooled separate accounts	633	57	71	761

Total General Investment Account option	-	-	275	275

Total	$633	$265	$346	$1,244

The assets in the preceding table are held in the following funds:

General Investment Account option

The General Investment Account option is not a separate account and is offered through a group annuity contract issued by the Company.

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by the Company’s general investment account, which is a diversified portfolio composed primarily of high-quality, fixed-income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

The following table presents the General Investment Account option allocation by type of investment:

	December 31,

	2010	2009

Bonds	67%	65%
Mortgage loans	15	15
Partnerships and LLCs	7	7
Common stocks - subsidiaries and affiliates	4	5
Other investments	3	3
Cash and cash equivalents	2	2
Real estate	1	2
Short-term investments	1	1

	100%	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The pooled and nonpooled separate account options below are also offered through the group annuity contract issued by the Company.

Babson Enhanced Index Value Fund

This nonpooled separate account invests in domestic small-cap, mid-cap, large-cap and other fixed income securities and normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Value Index, the fund’s benchmark index.

The nonpooled separate account subadviser, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the fund that will outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark. Babson Capital will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. Babson Capital uses quantitative analysis to identify groups of stocks included within the fund’s benchmark index that Babson Capital believes will outperform or underperform the index over time. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (a) overweighting high-ranking stocks, (b) underweighting low-ranking stocks (or not holding them at all) and (c) market-weighting those stocks that do not have especially high or low rankings.

Oppenheimer Large Capitalization Value Fund

This nonpooled separate account invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The fund invests in both U.S. and foreign companies, although the fund generally will not invest more than 25% of its total assets in foreign securities, including securities of issuers based in emerging markets.

In selecting securities for purchase or sale, the fund’s subadviser, OFI Institutional Asset Management (OFI Institutional), selects securities one at a time. OFI Institutional uses fundamental analyses to select securities for the fund that it believes are undervalued. While this process and the interrelationship of the factors used may change over time and its implementation may vary in particular cases, OFI Institutional generally may consider one or more of the following factors when assessing a company’s business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated and better-than-expected earnings reports. Not all factors are relevant for every individual security. OFI Institutional may consider selling a stock for one or more of the following reasons: the stock price has reached OFI Institutional’s target, the company’s fundamentals appear to be deteriorating or better stock selections are believed to have been identified.

Davis Large Value Fund

This nonpooled separate account (Davis) invests in domestic small-cap, mid-cap, large-cap, and international small/mid-cap and large-cap securities. The fund represents a relative value fund that is either an alternative or complement to a more traditional or deep value fund. Because of the fund’s combination of a growth orientation and price discipline, it has historically participated in both growth and value oriented markets. The fund’s advantage is that it provides investors the return and diversification benefits of a value fund, while participating in the upside potential of growth. Davis employs a strong price discipline with a focus on growing companies selling at value prices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer Large Core Fund

This nonpooled separate account invests in a diversified mix of larger company stocks for capital appreciation potential. The portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Premier Capital Appreciation Fund

This pooled separate account invests primarily in domestic large-cap common stocks of growth companies. The focus of the pooled separate account is on companies in rapidly expanding industries. These companies may be newer or established companies of any capitalization range that the subadviser believes may appreciate in value over the long term. It does not expect to invest more than 35% of assets in foreign securities, although it has the ability to invest in them without limit.

Select Blue Chip Growth

This pooled separate account seeks growth of capital over the long term. The Fund’s subadviser, T. Rowe Price Associates, Inc. (T. Rowe Price), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth.

Select Aggressive Growth

This pooled separate account seeks long-term capital appreciation and is managed by two subadvisers, Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. DMC seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

MM Select Small Cap Value Fund

This pooled separate account seeks to maximize total return through investing primarily in small-cap equity securities. The fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. In selecting investments for the fund, one subadviser generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the fund, the other subadviser typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer Small Capitalization Core Fund

This nonpooled separate account invests in domestic small-cap, mid-cap, other fixed income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select portfolio securities. The fundamental approach analyzes issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional may also consider an industry’s outlook, market trends and general economic conditions. The quantitative approach uses models to rank securities within each sector to identify potential buy and sell candidates. A number of company specific factors are analyzed in constructing the models, including valuation, fundamentals and price and earnings momentum. The combined portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

MM Select Small Cap Growth Fund

This pooled separate account invests in domestic small-cap equity securities and seeks long-term capital appreciation. The fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

Alternative Investment Separate Account

This nonpooled separate account includes holdings of a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund.

Oppenheimer Real Estate

A fund that invests in companies that provide exposure to the commercial real estate market. The portfolio manager uses a fundamental, research driven approach to search for what he believes are high quality companies in the Real Estate Investment Trust market, among other investments. In selecting investments, the manager combines “bottom-up,” or company-level, analysis with strategic sector weights based on economic and broad growth themes. Research on property, geography and capital markets helps him uncover long-term values and short-term pricing anomalies.

Harris International

This nonpooled separate account invests in international large-cap value securities and seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The fund may invest in securities of issuers in emerging markets. Equity securities in which the fund may invest include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks.

Harris International (Harris) utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings, after adjusting for cyclical influences and asset value. A company must be selling at a significant discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the company in its industry and the attractiveness of the industry. Stocks are generally sold when Harris believes that the market price has reached its intrinsic value, when Harris believes a better investment opportunity is available or when Harris loses confidence in the company’s management.

MM Premier International Equity Fund

This pooled separate account invests in international large-cap securities. The fund seeks a high total rate of return over the long term. The fund invests at least 80% of assets in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. It focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The fund also considers the macroeconomic outlook for various regional economies. The fund tends to have less than 20% of assets invested in U.S. stocks.

T. Rowe Price Emerging Markets Stock Fund

The T. Rowe Price Emerging Markets Stock nonpooled separate account seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in emerging markets in Latin America, Asia, Europe, Africa and the Middle East.

MM Premier Strategic Emerging Markets Fund

The pooled separate account invests in international emerging markets and seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in investments tied economically to emerging market countries. The fund considers an investment to be tied economically to an emerging market country if it is headquartered, trades on an exchange or has a substantial portion of its assets in, or derives a substantial portion of its revenues from, emerging market countries. The fund’s subadviser, Baring, determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

Goldman Sachs Asset Management Long Duration Bond Fund

The Goldman Sachs Asset Management Long Duration Bond nonpooled separate account’s objective is to achieve a rate of return consistent with prudent investment risk and the preservation of capital by investing in a diversified portfolio of fixed income and government securities. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index (the benchmark).

Pacific Investment Management Company Long Duration Bond Fund

The Pacific Investment Management Company Long Duration Bond nonpooled separate account’s objective is to achieve a rate of return consistent with prudent investment risk and the preservation of capital by investing in a diversified portfolio of fixed income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index (the benchmark).

Babson Long Term Duration Fund

The Babson Long Term Duration nonpooled separate account’s objective is to achieve a rate of return consistent with prudent investment risk and the preservation of capital by investing in a diversified portfolio of fixed income securities. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index (the benchmark).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tables below set forth a summary of changes in the fair value of the Plan’s Level 3 investment assets:

	International Large Cap Value	General Investment Account Option	Multi- Strategy Hedge Fund	Total

	(In Millions)

Balance, January 1, 2010	$66	$275	$5	$346
Realized gains and (losses)	-	5	-	5
Unrealized gains	14	-	-	14
Purchases	-	33	-	33
Sales	-	(71)	(5)	(76)

Balance, December 31, 2010	$80	$242	$-	$322

	International Large Cap Value	General Investment Account Option	Multi- Strategy Hedge Fund	Total

	(In Millions)

Balance, January 1, 2009	$42	$325	$37	$404
Realized gains and (losses)	-	18	(13)	5
Unrealized gains	24	-	9	33
Sales	-	(68)	(28)	(96)

Balance, December 31, 2009	$66	$275	$5	$346

Postretirement Investments

The fair value of the postretirement benefits investment of $5 million for the years ended December 31, 2010 and 2009 are categorized as Level 1 type investments and are invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income that is consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrecognized net actuarial gains and losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains and losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. For pension benefits, they exceed the limit so they are amortized into net periodic benefit cost over the remaining service-years of active employees. For other postretirement benefits for home office employees they exceed this limit so they are amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The funded status of the plan is the fair value of assets less projected benefit obligation.

The funded status of the plan is the net amount recognized adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following table sets forth the funded status of the plans and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2010	2009	2010	2009

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, end of year	$1,438	$1,244	$5	$5
Less: Projected benefit obligations, end of year	1,764	1,647	330	311

Funded status, projected benefit obligation	$(326)	$(403)	$(325)	$(306)

Funded status	$(326)	$(403)	$(325)	$(306)
Unrecognized prior service cost	-	-	2	2
Unrecognized net actuarial (gains) losses	823	852	56	49
Unrecognized net transition obligation	3	4	9	14

Net amount recognized prior to nonadmitted asset	500	453	(258)	(241)
Less: Assets nonadmitted	660	609	-	-

Net amount recognized	$(160)	$(156)	$(258)	$(241)

Fair value of plan assets, end of year	$1,438	$1,244	$5	$5
Less: Accumulated benefit obligations, end of year	1,743	1,626	330	311

Funded status, accumulated benefit obligation	$(305)	$(382)	$(325)	$(306)

The qualified pension plan was underfunded by $93 million and $166 million for the years ended December 31, 2010 and 2009, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $233 million and $237 million for the years ended December 31, 2010 and 2009, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position.

The status of these plans is summarized below:

	December 31,
	2010	2009	2010	2009

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$660	$609	$-	$-
Intangible assets	3	4	-	-
Nonadmitted asset	(660)	(609)	-	-

Total assets	$3	$4	$-	$-

Accrued benefit cost recognized, end of year	$(160)	$(156)	$(258)	$(241)
Additional minimum liability	(145)	(226)	-	-

Total liabilities	$(305)	$(382)	$(258)	$(241)

The change in the net amount recognized for net pension benefits is as follows:

	December 31,
	2010	2009

	Pension Benefits

	(In Millions)

Net amount recognized, including nonadmitted asset, beginning of year	$453	$358
Employer contributions	136	167
Net periodic cost	(89)	(72)

Subtotal net amount recognized, including nonadmitted asset	500	453
Nonadmitted asset	(660)	(609)

Accrued benefit cost recognized, end of year	$(160)	$(156)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net periodic (benefit) cost

The net periodic (benefit) cost represents the annual accounting expense or income that the Company recognized and included in general insurance expenses. The net periodic (benefit) cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2010	2009	2010	2009

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Components of net periodic (benefit) cost:
Service cost	$44	$54	$8	$8
Interest cost	96	87	17	16
Expected return on plan assets	(108)	(103)	-	-
Amortization of unrecognized transition obligation	1	1	5	5
Amortization of unrecognized net actuarial and other (gains) losses	56	33	1	1

Total net periodic cost	$89	$72	$31	$30

An additional minimum liability is required if the plan’s accumulated benefit obligation exceeds plan assets and the net amount recognized. The additional minimum liability was $145 million and $226 million for the years ended December 31, 2010 and 2009, respectively. Increases (decreases) in the additional minimum liability, less allowable intangible assets, are included in change in minimum liability included in surplus.

The following table sets forth the change in additional minimum liability and shows the components resulting in this change. The major contributors in the change from prior year include a lower discount rate resulting in a higher accumulated benefit obligation and growth in assets primarily due to company contributions to the qualified pension plan and favorable market performance.

	December 31,
	2010	2009

	Pension Benefits

	(In Millions)

Change in additional minimum liability:
Accumulated benefit obligation, end of year	$(1,743)	$(1,626)
Fair value of plan assets, end of year	1,438	1,244

Funded status, accumulated benefit obligation	(305)	(382)
Accrued benefit cost recognized, end of year	(160)	(156)

Additional minimum liability	$(145)	$(226)

The Company anticipates that it will spend $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Drug Government Subsidy

	(In Millions)

2011	$73	$22	$(3)
2012	77	23	(3)
2013	81	24	(3)
2014	85	25	(3)
2015	90	25	(4)
2016-2020	528	138	(21)

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Pension	$89	$72	$29
Health	64	60	53
Postretirement	31	30	29
Thrift	29	22	22
Life	3	3	3
Disability	2	2	2
Postemployment	1	5	1
Other benefits	5	6	6

Total	$224	$200	$145

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2010	2009	2010	2009

	Pension Benefits		Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.50%	5.95%	5.30%	5.75%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.95%	5.80%	5.75%	5.80%
Expected long-term rate of return on plan assets	7.75%	8.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2018 and 2016 for 2010 and 2009, respectively	-	-	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is then used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is then determined based on target allocations for each asset class.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2010:

	One Percentage Point Increase	One Percentage Point Decrease

	(In Millions)

Effect on total service and interest cost	$3	$(2)
Effect on other postretirement benefit obligation	31	(25)

14. Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSAR and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value over the award period. This value is determined by grant price plus/minus any change in share price. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

A summary of share-based payment details representing the weighted average grant price of PRS and PSAR shares that were granted, the intrinsic value of PSAR shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	As of and for the Years Ended December 31,
	2010	2009	2008

Weighted average grant date fair value:
PSAR granted during the year (whole $)	$50.31	$33.00	$60.86
PRS granted during the year (whole $)	50.31	33.00	61.24
Intrinsic value:
PSAR options exercised (in thousands)	784	42	-
PRS liabilities paid (in thousands)	59	133	-
Fair value of shares vested during the year (in thousands)	42,578	21,092	773

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSAR and PRS vested and nonvested shares is as follows:

	PSAR			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2009	1,483	$60.86	1.3	123	$61.24	4.7
Granted	1,991	33.00		602	33.00
Exercised	(128)	32.56		(4)	32.12
Forfeited	(44)	31.45		(16)	32.28

Outstanding as of December 31, 2009	3,302	44.62	2.2	705	37.62	4.1
Granted	977	50.31		429	50.31
Exercised	(76)	43.06		(1)	34.69
Forfeited	(55)	43.06		(29)	43.57

Outstanding as of December 31, 2010	4,148	46.02	1.5	1,104	42.39	3.6

Exercisable as of December 31, 2010	846	$47.86	-	-	$-	-

The PSAR compensation expense was $25 million and $13 million for the years ending December 31, 2010 and 2009, respectively. The current share price was less than the grant price for all 2008 PSAR awards resulting in no compensation expense or corresponding compensation liability recognized for PSAR awards as of and for the year ending December 31, 2008. The PSAR accrued compensation liability was $38 million and $13 million as of December 31, 2010 and 2009, respectively. Unrecognized compensation expense related to nonvested PSAR awards was $19 million and $14 million for the years ending December 31, 2010 and 2009, respectively. There was no unrecognized compensation expense for the year ending December 31, 2008. The PSAR unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. The nonadmitted related deferred tax benefit was $8 million, $4 million and less than $1 million for the years ending December 31, 2010, 2009 and 2008, respectively.

The PRS compensation expense was $17 million, $8 million and less than $1 million for the years ending December 31, 2010, 2009 and 2008, respectively. The PRS accrued compensation liability was $26 million and $8 million as of December 31, 2010 and 2009, respectively. Unrecognized compensation expense related to nonvested PRS awards for the years ending December 31, 2010, 2009 and 2008 was $39 million, $25 million and $3 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. Nonadmitted related deferred tax benefit was $5 million, $2 million and less than $1 million for the years ending December 31, 2010, 2009 and 2008, respectively.

All PSAR and PRS shares were canceled and reissued on June 29, 2009 in order to implement a change in formula calculation of enterprise value used to determine the phantom stock price. Original grant prices and vesting schedules remained unchanged.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance in 2009 pertaining to accounting requirements for income taxes, which increased the potential admittance of DTAs. It provided an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance was initially effective for 2009 annual statements and 2010 interim and annual statements and has been subsequently extended for 2011 interim and annual statements.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$2,884	$714	$3,598
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	2,884	714	3,598
Total gross DTLs	(689)	(1,482)	(2,171)

Net DTA(L)	2,195	(768)	1,427
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$2,195	$(768)	$1,427

	December 31, 2009

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$2,370	$540	$2,910
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	2,370	540	2,910
Total gross DTLs	(610)	(757)	(1,367)

Net DTA(L)	1,760	(217)	1,543
Total DTAs nonadmitted	(654)	217	(437)

Net admitted DTA(L)	$1,106	$-	$1,106

	Change

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$514	$174	$688
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	514	174	688
Total gross DTLs	(79)	(725)	(804)

Net DTA(L)	435	(551)	(116)
Total DTAs nonadmitted	654	(217)	437

Net admitted DTA(L)	$1,089	$(768)	$321

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As permitted under this recent guidance, the Company has chosen to admit DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$111	$59	$170
Remaining adjusted gross DTAs expected to be realized within 1 year	665	234	899
Total gross DTLs	1,749	422	2,171

Total admitted DTA realized within 1 year	2,525	715	3,240

Admitted DTA 3 years:
Federal income taxes that can be recovered	111	59	170
Remaining adjusted gross DTAs expected to be realized within 3 years	1,114	234	1,348
Total gross DTLs	1,657	422	2,079

Total admitted DTA realized within 3 years	2,882	715	3,597

Increase in net admitted DTA 1 year versus 3 years	$357	$-	$357

	December 31, 2009

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$160	$27	$187
Remaining adjusted gross DTAs expected to be realized within 1 year	653	(27)	626
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 1 year	1,423	757	2,180

Admitted DTA 3 years:
Federal income taxes that can be recovered	160	27	187
Remaining adjusted gross DTAs expected to be realized within 3 years	946	(27)	919
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 3 years	1,716	757	2,473

Increase in net admitted DTA 1 year versus 3 years	$293	$-	$293

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The availability of tax-planning strategies had no impact on the Company’s adjusted gross DTA. The impact of available tax-planning strategies on the Company’s net admitted DTA was approximately 34%, all of which was ordinary for tax purposes.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s authorized control level RBC is $1,225 million and total adjusted capital is $12,421 million. Total admitted assets and statutory surplus at December 31, 2010 were $129,290 million and $10,352 million, respectively. Admitted assets and statutory surplus increased by $357 million as disclosed in the previous table.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2010	2009

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$(264)	$(71)
Foreign income tax expense (benefit) on operating earnings	13	14
Total federal and foreign income tax expense (benefit) on operating earnings	(251)	(57)
Federal income tax expense (benefit) on net realized capital gains (losses)	18	(131)

Total federal and foreign income tax expense (benefit)	$(233)	$(188)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

		December 31,
	2010	2009	Change

		(In Millions)

DTAs:
Ordinary
Reserve items	$734	$758	$(24)
Unrealized investment losses	490	-	490
Policy acquisition costs	481	480	1
Nonadmitted assets	459	330	129
Policyholders’ dividends	303	305	(2)
Pension and compensation related items	250	163	87
Expense items	45	37	8
Tax credits	36	39	(3)
Investment items	-	218	(218)
Other	86	40	46

Total ordinary DTAs	2,884	2,370	514
Nonadmitted DTAs	-	(654)	654

Admitted ordinary DTAs	2,884	1,716	1,168

Capital
Investment items	462	415	47
Unrealized investment losses	252	125	127

Total capital DTAs	714	540	174
Nonadmitted DTAs	-	217	(217)

Admitted capital DTAs	714	757	(43)

Admitted DTAs	3,598	2,473	1,125

DTLs:
Ordinary
Unrealized investment gains	-	-	-
Pension items	231	212	19
Deferred and uncollected premium	212	206	6
Reserve for audits and settlements	75	76	(1)
Other	171	116	55

Total ordinary DTLs	689	610	79

Capital
Unrealized investment gains	1,482	757	725

Total capital DTLs	1,482	757	725

Total DTLs	2,171	1,367	804

Net admitted DTA	$1,427	$1,106	$321

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Surplus shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
	2010	2009

	(In Millions)

Net DTA(L)	$(116)	$439
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/losses	108	(359)
Cumulative effect of adoption of accounting principles	-	(21)

Change in net deferred income taxes	$(8)	$59

As of December 31, 2010, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $36 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2010	2009

	(In Millions)

Provision computed at statutory rate	$153	$(144)
Investment items	(179)	(127)
Nonadmitted assets	(129)	11
Expense items	(43)	58
Tax credits	(40)	(44)
Foreign governmental income taxes	10	7
Change in reserve valuation basis	6	(11)
Other	(3)	3

Total statutory income tax expense (benefit)	$(225)	$(247)

Federal and foreign income tax expense (benefit)	$(233)	$(188)
Change in net deferred income taxes	8	(59)

Total statutory income tax expense (benefit)	$(225)	$(247)

Based on cash taxes paid or refunded with respect to its filed returns, the Company received refunds of federal income taxes in the amount of $309 million and $484 million during the years ended December 31, 2010 and 2009, respectively. During the year ended December 31, 2008, the Company paid federal income taxes in the amount of $10 million. As a result of the aforementioned refunds, there are no federal income taxes available for recovery of the current year or future net losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2010	$370
Gross change related to positions taken in prior years	22
Gross change related to positions taken in current year	21
Gross change related to settlements	(64)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2010	$349

Included in the liability for unrecognized tax benefits as of December 31, 2010, are $324 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2010 includes $19 million of unrecognized tax benefits net of indirect tax benefits of $6 million that, if recognized, would impact the Company’s effective tax rate. The Company expects the total amount of unrecognized tax benefits to decrease by $45 million over the next 12 months as the result of tax settlements with the federal government.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2010 and 2009 was $37 million and $56 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2005 and prior. The IRS is currently auditing the years 2006 and 2007. The Company does not expect a material change in its financial position or liquidity as a result of these audits. MassMutual is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 to 1997. MassMutual is currently awaiting a decision from the U.S. Court of Federal Claims. As of December 31, 2010 and 2009, the Company had no protective deposits recognized as admitted assets.

The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 and 100% expensing allowance for property placed in service after September 8, 2010, through 2011. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

16.	Transferable state tax credits

The Company entered into transfer contracts in which certified Connecticut state tax credits were purchased in September 2010 and certified Massachusetts state tax credits were purchased in December 2008. The total unused transferable state tax credits, gross of any related state tax liabilities, have a carrying value of $2 million as of December 31, 2010 and are recorded in other than invested assets. The Company uses the benefit schedules provided with the transfer contracts to estimate the utilization of remaining transferable state tax credits or other projected recovery of the current carrying value. The Company will be using $1 million of these credits in 2011 and the balance of less than $1 million of these credits in 2012. There were no impairments on these credits as of December 31, 2010.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to pay-downs and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may shrink as interest rates approach minimum guarantees, leading to an increased liability to the Company. Due to the continued low interest rate environment, management is expecting the lower yields on purchases of fixed maturity investments to persist.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

Beginning in 2007, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordability mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS securities with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as reduced liquidity and higher risk premium demanded by investors. Housing fundamentals stabilized in late 2009 and in 2010, creating an improvement in liquidity in the housing market as well. However, the mortgage sector continues to be affected by significant uncertainty over the foreclosure process, including the possibility of further home price declines and other factors. These concerns continue to affect security valuations and liquidity conditions in the securitized mortgage market.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and house price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS, CMBS and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and is also affected by the illiquid credit market environment, which makes it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration in economic fundamentals, including factors such as high levels of unemployment and additional declines in the housing market, could affect management judgments regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company's results of operations, surplus, and disclosed fair values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in structured products that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateral Loan Obligations which are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations has generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from our assumptions.

In spite of ongoing concerns over sovereign issuers in certain parts of Europe, the risks related to the Company's investments in European leveraged loans have continued to decrease, as a strong recovery in European corporate earnings continues to take hold and secondary loan market liquidity and pricing steadily improved over the second half of 2010. Default rates continued to fall during 2010 from a peak during the third quarter of 2009, and are currently declining towards their long-term historical averages.

Current market conditions have resulted in increased risks in the Company’s mortgage loan portfolio. Real estate fundamentals such as occupancy, rental rates and rental terms generally weakened across all property types during 2009. The current credit market environment has also resulted in a shortage of lending to address loans maturing in the near term. Accordingly, while default rates are currently at low levels and the Company continues to proactively manage its risks, the overall economic factors may lead to increased defaults until the market and economy recover.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets which are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $82 million, $45 million and $40 million, which is net of $28 million, $28 million and $24 million of sublease receipts, for the years ended December 31, 2010, 2009 and 2008, respectively.

In November 2009, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback furniture, equipment and software, with a book value of $190 million, which was previously included in other than invested assets. The lease terms are for five years with annual lease payments of $38 million. At the end of the lease, the Company has the option of purchasing the furniture, equipment and software at fair value. The assets were sold at book value, resulting in no gain or loss recognition.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2010 were as follows:

	Gross Operating Leases	Affiliated Subleases	Unaffiliated Subleases	Net Operating Leases

		(In Millions)

2011	$98	$22	$1	$75
2012	90	17	-	73
2013	83	15	-	68
2014	69	9	-	60
2015	26	9	-	17
Thereafter	69	36	-	33

Total	$435	$108	$1	$326

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

Christina Chavez (Chavez) filed a putative class action complaint against MassMutual in April 2010. Chavez alleges that MassMutual breached its obligations to its term life policyholders in California, by failing to pay dividends on those policies. Formal written discovery requests have been exchanged by all parties. No reasonable estimate can be made regarding the potential liability or the amount of any loss that may result from this claim.

In 2009, numerous lawsuits were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OFDI. The Rochester Suits (Rochester Suits) lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, and are currently pending in federal district court in Colorado. Amended complaints and motions to dismiss have been filed in the Rochester Suits. MassMutual and OAC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In May 2009, Massachusetts Mutual Life Insurance Company (MassMutual) was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (BOLI) contract issued by MassMutual. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against MassMutual and seeks to recover losses arising from investments under the BOLI contract. MassMutual believes it has substantial defenses in this action. It is premature to render any opinion as to the likely extent of outcomes unfavorable to MassMutual or as to the aggregate amount or range of potential losses. No loss contingency has been recorded as of December 31, 2010.

Since December 2008, MassMutual and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. Certain of those lawsuits have been consolidated in three groups of suits pending in the U.S. District Court for the Southern District of New York. A number of these lawsuits have been filed in state courts in Florida, New York, California, Washington, Texas and Connecticut by investors in Tremont Funds against Tremont, and in certain cases against MassMutual, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation, and some of them have been stayed pending the outcome of the federal litigation. MassMutual and MMHLLC have not recorded a loss contingency in their financial statements relating to these lawsuits because MassMutual and MMHLLC believe the uncertainties arising from the complexity of these suits and collateral proceedings, make it premature to render any opinion as to the likelihood of an outcome unfavorable to them, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain other Tremont-managed funds to recover redemption payments received from BLMIS by certain of those Rye Select funds. In addition, in December 2010, the Trustee filed suit in the U.S. Bankruptcy Court for the Southern District of New York against Tremont, OAC, MassMutual and others. The suit was filed under seal and has not yet been served on any of the putative defendants. In the opinion of management, and after consultation with counsel, the Company does not expect to have any direct liability related to the resolution of any such claims that may be asserted by the Trustee. Certain of these Tremont funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. Tremont has been negotiating with the Trustee on behalf of those funds in an attempt to reach a mutually acceptable settlement of the Trustee’s claims. There is no guarantee that Tremont will be successful in effecting such settlement.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2010 and 2009, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2010 and 2009, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2010 and 2009, the Company had approximately $102 million and $120 million of outstanding letter of credit arrangements, respectively. As of December 31, 2010, the Company did not have a funding request attributable to these letter of credit arrangements. As of December 31, 2009, the Company had a $2 million funding request attributable to these letter of credit arrangements.

As of December 31, 2010 and 2009, the Company approved financing of $1,328 million and $630 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2010 and 2009 were $1,237 million and $562 million, respectively, with interest of $19 million, $15 million and $16 million for the years ended December 31, 2010, 2009 and 2008, respectively. The unfunded amount of the facility, totaling $91 million as of December 31, 2010, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2010, the Company had the following commitments:

					There-
	2011	2012	2013	2014	after	Total

			(In Millions)

Private placements	$836	$4	$306	$25	$331	$1,502
Mortgage loans	272	17	7	10	11	317
Partnerships and LLC	361	286	260	730	224	1,861
LIHTC investments (including equity contributions)	11	9	8	2	-	30

Total	$1,480	$316	$581	$767	$566	$3,710

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2010 and 2009, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2010 and 2009, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18. Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2010 are illustrated below:

	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,093	11%
At book value less current surrender charge of 5% or more	1,586	3
At fair value	36,484	66

Subtotal	44,163	80
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,169	5
Not subject to discretionary withdrawal	8,209	15

Total	$55,541	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2010 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$8,856
Policyholders’ reserves - individual annuities	5,599
Policyholders’ reserves - guaranteed investment contracts	18
Liabilities for deposit-type contracts	3,577

Subtotal	18,050

Separate Account Annual Statement:
Annuities	36,863
Other annuity contract deposit-funds and guaranteed interest contracts	628

Subtotal	37,491

Total	$55,541

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2010 is as follows:

	Guaranteed

	Indexed	Nonindexed Less Than/ Equal to 4%	Non- guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2010	$-	$1,253	$3,652	$4,905

Reserves at December 31, 2010:
For accounts with assets at:
Fair value	$250	$3,729	$36,005	$39,984
Amortized cost/book value	375	-	-	375

Subtotal	625	3,729	36,005	40,359
Nonpolicy liabilities	-	-	944	944

Total	$625	$3,729	$36,949	$41,303

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$3,348	$36,005	$39,353
At book value without market value adjustment and current surrender charge of less than 5%	-	381	-	381

Subtotal	-	3,729	36,005	39,734
Not subject to discretionary withdrawal	625	-	-	625
Nonpolicy liabilities	-	-	944	944

Total	$625	$3,729	$36,949	$41,303

The Company does not have any reserves for asset default risk in lieu of AVR.

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$4,357	$4,340	$6,200
Transfers from separate accounts	(4,998)	(4,333)	(6,057)

Subtotal	(641)	7	143
Reconciling adjustments:
Net deposits on deposit-type liabilities	547	663	422

Net transfers to (from) separate accounts	$(94)	$670	$565

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.  Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Bank loan transfer	$1,187	$1,266	$1,983
Bond conversion	667	1,065	1,598
Stock conversion	529	4	103
Mortgages converted to other invested assets	175	209	14
Other invested assets converted to real estate	44	61	-
Other invested assets stock distribution	9	47	21
Interest capitalization for long-term debt	8	14	11
Dividend reinvestment	8	5	10
Net investment income payment-in-kind bonds	4	4	6
Other invested assets converted to mortgages	4	-	-
Mortgages converted to bonds	-	166	-
Other invested assets converted to bonds	-	53	275
Stock conversion to other invested assets	-	2	-
Other invested assets received as dividend	-	-	18

The bank loan transfer amount represents rollover transactions processed as the result of rate resets on existing bank loans and is included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

The Statutory Statements of Cash Flows for the year ended December 31, 2009 reflects approximately $886 million of non-cash activity for surrender benefits and a decrease in policy loans related to the lapse of one group of corporate-owned life insurance policies. The surrender benefits were used to repay policy loans. No cash was disbursed or received for these surrender benefits or loan repayments.

20.  Subsequent events

The Company has evaluated subsequent events through February 21, 2011, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.  Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2010 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

580 Walnut Cincinnati LLC – 50%

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

      22. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2010	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals	$9,021,831,028.90	$(106,853,708.32)	$8,914,977,320.58	$8,558,738,661.58	$(356,238,659.00)	$8,558,738,661.58	$5,917,743,816.61

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$14,448,993.31	$-	$14,448,993.31	$14,244,814.08	$(204,179.23)	$14,244,814.08	$9,484,475.75
02146TAQ0	18,412,140.00	-	18,412,140.00	18,352,529.00	(59,611.00)	18,352,529.00	18,130,624.75
02146YAD8	20,261,686.16	-	20,261,686.16	19,945,112.54	(316,573.62)	19,945,112.54	14,832,305.08
02147CAA1	10,097,939.94	-	10,097,939.94	9,416,554.84	(681,385.10)	9,416,554.84	7,787,184.64
02660TGN7	8,754,096.98	-	8,754,096.98	8,677,030.04	(77,066.94)	8,677,030.04	5,975,830.40
02660TJB0	23,776,128.29	-	23,776,128.29	23,755,283.44	(20,844.85)	23,755,283.44	15,304,554.36
02660XAD6	12,180,682.71	-	12,180,682.71	11,336,494.86	(844,187.85)	11,336,494.86	9,031,451.90
026929AA7	10,718,076.04	-	10,718,076.04	9,444,878.09	(1,273,197.95)	9,444,878.09	8,315,716.26
026929AD1	9,368,612.93	-	9,368,612.93	9,096,004.65	(272,608.28)	9,096,004.65	6,162,007.37
040104RV5	2,603,098.37	-	2,603,098.37	2,502,489.46	(100,608.91)	2,502,489.46	2,420,836.71
040104TF8	103,869.89	-	103,869.89	103,530.66	(339.23)	103,530.66	79,424.84
040104TG6	1,230,052.26	-	1,230,052.26	1,147,807.90	(82,244.36)	1,147,807.90	1,035,943.88
05539TAU9	251,719.71	-	251,719.71	160,891.91	(90,827.80)	160,891.91	283,300.23
05946XYP2	1,097,222.97	-	1,097,222.97	1,070,289.22	(26,933.75)	1,070,289.22	756,518.81
06652DAA7	6,637,266.97	-	6,637,266.97	6,598,398.37	(38,868.60)	6,598,398.37	5,163,033.88
07386HKS9	416,870.54	-	416,870.54	416,558.95	(311.59)	416,558.95	317,169.75
07386HSP7	5,738,444.67	-	5,738,444.67	5,724,320.80	(14,123.87)	5,724,320.80	4,032,007.24
073879Z92	10,551,946.88	-	10,551,946.88	9,928,106.95	(623,839.93)	9,928,106.95	4,548,895.82
07400XAB4	3,124,249.62	-	3,124,249.62	3,030,931.87	(93,317.75)	3,030,931.87	1,925,943.77
07401LAQ6	3,440,780.83	-	3,440,780.83	3,364,232.01	(76,548.82)	3,364,232.01	2,622,042.19
07820QAY1	7,515,259.03	-	7,515,259.03	7,242,054.27	(273,204.76)	7,242,054.27	5,905,538.13
124860CB1	165,879.86	-	165,879.86	150,674.31	(15,205.55)	150,674.31	123,580.50
12667FUL7	351,690.14	-	351,690.14	211,278.91	(140,411.23)	211,278.91	277,419.77
12667GR62	9,664,947.15	-	9,664,947.15	9,333,922.73	(331,024.42)	9,333,922.73	7,956,062.54
12667GRW5	475,053.45	-	475,053.45	447,078.16	(27,975.29)	447,078.16	369,841.59
12667GS20	13,599,477.60	-	13,599,477.60	13,366,988.50	(232,489.10)	13,366,988.50	8,814,648.76
12667GWF6	7,724,004.83	-	7,724,004.83	7,641,072.51	(82,932.32)	7,641,072.51	5,543,592.60
12668A3Q6	8,585,686.65	-	8,585,686.65	8,381,126.10	(204,560.55)	8,381,126.10	4,753,133.96
12668ACG8	3,839,090.67	-	3,839,090.67	3,750,962.58	(88,128.09)	3,750,962.58	3,747,020.72
12668ACY9	853,860.86	-	853,860.86	770,724.66	(83,136.20)	770,724.66	769,495.18
12668ACZ6	3,710,927.19	-	3,710,927.19	3,637,326.57	(73,600.62)	3,637,326.57	2,464,871.08
12668AEV3	11,793,702.19	-	11,793,702.19	11,375,450.32	(418,251.87)	11,375,450.32	8,396,961.45
12668AGW9	284,909.58	-	284,909.58	276,712.30	(8,197.28)	276,712.30	204,738.25
12668BB77	23,953,380.01	-	23,953,380.01	22,945,237.36	(1,008,142.65)	22,945,237.36	16,350,813.99
12668BDC4	4,967,571.96	-	4,967,571.96	4,951,287.85	(16,284.11)	4,951,287.85	4,017,603.57
12668BE33	15,003,452.29	-	15,003,452.29	14,569,207.83	(434,244.46)	14,569,207.83	9,407,501.88
126694YM4	3,124,425.58	-	3,124,425.58	3,122,304.07	(2,121.51)	3,122,304.07	2,115,448.84
12669GKH3	12,504,442.60	-	12,504,442.60	12,431,945.06	(72,497.54)	12,431,945.06	10,383,416.89
12669GMS7	233,972.43	-	233,972.43	232,261.87	(1,710.56)	232,261.87	179,977.45
14983CAA3	1,463,566.31	-	1,463,566.31	1,332,515.31	(131,051.00)	1,332,515.31	932,463.77
22541SCC0	826,706.05	-	826,706.05	687,210.24	(139,495.81)	687,210.24	589,088.12
22541SXR4	1,581,580.13	-	1,581,580.13	1,542,209.87	(39,370.26)	1,542,209.87	591,680.57
22943HAD8	11,521,669.00	-	11,521,669.00	11,363,834.60	(157,834.40)	11,363,834.60	7,458,495.00
23242TAB2	3,218,904.38	-	3,218,904.38	3,186,203.34	(32,701.04)	3,186,203.34	3,010,086.96
23243AAD8	1,088,087.88	-	1,088,087.88	1,073,143.44	(14,944.44)	1,073,143.44	726,643.99
23245QAA7	2,236,632.77	-	2,236,632.77	2,193,538.17	(43,094.60)	2,193,538.17	1,526,290.38
23332UAS3	105,300.42	-	105,300.42	102,688.24	(2,612.18)	102,688.24	84,880.39
23332UBV5	5,550,856.24	-	5,550,856.24	5,526,622.70	(24,233.54)	5,526,622.70	3,922,868.40
23332UBW3	246,060.64	-	246,060.64	229,762.16	(16,298.48)	229,762.16	215,576.48
23332UDU5	19,008,385.73	-	19,008,385.73	18,993,000.02	(15,385.71)	18,993,000.02	13,049,034.53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
251510NC3	$13,060,630.74	$-	$13,060,630.74	$12,053,318.60	$(1,007,312.14)	$12,053,318.60	$3,795,618.41
28140XAE9	60,000.00	-	60,000.00	44,000.00	(16,000.00)	44,000.00	494,488.00
32056CAH2	16,313,358.17	-	16,313,358.17	16,179,762.26	(133,595.91)	16,179,762.26	15,652,469.50
32113JAA3	669,046.59	-	669,046.59	664,840.15	(4,206.44)	664,840.15	463,752.03
36185NXT2	607,806.99	-	607,806.99	579,066.33	(28,740.66)	579,066.33	434,463.62
362341VU0	21,726,452.50	-	21,726,452.50	21,601,162.75	(125,289.75)	21,601,162.75	21,462,550.00
39538RAB5	10,420,093.52	-	10,420,093.52	10,335,053.07	(85,040.45)	10,335,053.07	7,185,141.36
39538RBB4	11,875,207.42	-	11,875,207.42	11,812,145.61	(63,061.81)	11,812,145.61	7,889,543.62
39539GAA0	4,723,502.08	-	4,723,502.08	4,602,605.08	(120,897.00)	4,602,605.08	3,522,368.91
41161PFR9	1,182,169.39	-	1,182,169.39	1,162,212.39	(19,957.00)	1,162,212.39	938,229.25
41161PHC0	7,220,890.30	-	7,220,890.30	7,180,582.16	(40,308.14)	7,180,582.16	6,114,127.23
41161PL43	18,021,510.71	-	18,021,510.71	17,725,530.16	(295,980.55)	17,725,530.16	13,839,434.02
41161PMG5	14,764,069.42	-	14,764,069.42	14,747,417.39	(16,652.03)	14,747,417.39	10,825,471.99
41161PQU0	12,487,307.26	-	12,487,307.26	12,064,330.64	(422,976.62)	12,064,330.64	9,024,146.97
41161PTN3	2,018,723.39	-	2,018,723.39	2,006,348.71	(12,374.68)	2,006,348.71	1,514,261.67
41161PWB5	6,713,071.88	-	6,713,071.88	6,355,988.18	(357,083.70)	6,355,988.18	4,628,490.16
41164YAB7	11,299,500.90	-	11,299,500.90	11,281,563.16	(17,937.74)	11,281,563.16	7,506,090.71
43739EAP2	18,256,115.36	-	18,256,115.36	18,160,418.60	(95,696.76)	18,160,418.60	14,565,045.06
43739EBS5	8,374,390.32	-	8,374,390.32	8,355,032.83	(19,357.49)	8,355,032.83	7,301,246.74
45254NHV2	300,691.29	-	300,691.29	290,898.98	(9,792.31)	290,898.98	221,590.91
45254NKF3	4,732,249.11	-	4,732,249.11	4,724,414.59	(7,834.52)	4,724,414.59	4,212,911.91
45254NKX4	6,035,894.45	-	6,035,894.45	5,793,499.74	(242,394.71)	5,793,499.74	4,586,894.75
45254NMB0	1,116,324.90	-	1,116,324.90	1,114,967.03	(1,357.87)	1,114,967.03	1,046,767.51
45254NNP8	12,305,621.92	-	12,305,621.92	12,287,880.20	(17,741.72)	12,287,880.20	8,793,161.95
45254NPA9	14,353,564.21	-	14,353,564.21	14,276,967.39	(76,596.82)	14,276,967.39	11,803,031.55
45254NPU5	5,082,621.43	-	5,082,621.43	5,046,699.14	(35,922.29)	5,046,699.14	3,681,845.08
45254TRX4	315,244.71	-	315,244.71	311,797.97	(3,446.74)	311,797.97	212,649.49
45660LCN7	4,861,948.71	-	4,861,948.71	4,672,646.45	(189,302.26)	4,672,646.45	4,269,563.44
45660LW96	3,345,312.09	-	3,345,312.09	3,333,349.55	(11,962.54)	3,333,349.55	2,049,580.49
45660N2Y0	1,460,518.34	-	1,460,518.34	1,439,285.52	(21,232.82)	1,439,285.52	1,213,689.11
45660N5H4	5,238,250.73	-	5,238,250.73	5,092,181.63	(146,069.10)	5,092,181.63	4,490,552.83
456612AC4	16,177,827.43	-	16,177,827.43	15,757,798.99	(420,028.44)	15,757,798.99	9,972,143.38
45661EAA2	298,980.75	-	298,980.75	263,718.82	(35,261.93)	263,718.82	289,471.39
45667WAA6	4,079,440.73	-	4,079,440.73	4,036,144.37	(43,296.36)	4,036,144.37	3,653,628.08
46627MBQ9	11,584,542.77	-	11,584,542.77	11,442,464.64	(142,078.13)	11,442,464.64	8,550,691.57
46627MCS4	6,841,795.66	-	6,841,795.66	6,674,348.47	(167,447.19)	6,674,348.47	5,665,832.01
525221CD7	208,394.77	-	208,394.77	204,814.80	(3,579.97)	204,814.80	25,158.25
525221EN3	12,151,234.09	-	12,151,234.09	11,933,903.95	(217,330.14)	11,933,903.95	8,037,249.54
550279AA1	4,517,204.18	-	4,517,204.18	4,486,967.25	(30,236.93)	4,486,967.25	3,526,976.99
55027AAU4	5,682,311.67	-	5,682,311.67	5,666,582.61	(15,729.06)	5,666,582.61	3,413,905.12
576433FP6	221,639.77	-	221,639.77	200,504.82	(21,134.95)	200,504.82	196,682.93
576433H33	365,848.12	-	365,848.12	361,400.85	(4,447.27)	361,400.85	263,194.74
576433YN0	1,172,399.01	-	1,172,399.01	1,167,359.81	(5,039.20)	1,167,359.81	799,347.14
576438AA3	3,476,898.70	-	3,476,898.70	3,453,570.46	(23,328.24)	3,453,570.46	3,085,054.98
57643LMP8	2,008,496.40	-	2,008,496.40	1,954,400.49	(54,095.91)	1,954,400.49	1,320,453.00
576444AA1	29.53	-	29.53	23.29	(6.24)	23.29	-
59020UQ40	1,128,590.38	-	1,128,590.38	1,103,360.50	(25,229.88)	1,103,360.50	891,563.44
59020UQ57	3,416,568.40	-	3,416,568.40	3,352,825.48	(63,742.92)	3,352,825.48	1,625,444.00
61750FAE0	698,202.75	-	698,202.75	696,309.51	(1,893.24)	696,309.51	630,519.84
617526AE8	331,183.78	-	331,183.78	312,563.99	(18,619.79)	312,563.99	253,447.48
63543XAH2	130,000.00	-	130,000.00	106,600.00	(23,400.00)	106,600.00	100,000.00
65535VRK6	2,053,386.84	-	2,053,386.84	1,808,029.73	(245,357.11)	1,808,029.73	1,798,044.91
68383NBZ5	4,995,248.40	-	4,995,248.40	4,861,967.52	(133,280.88)	4,861,967.52	4,510,670.83
68383NCA9	23,216,567.84	-	23,216,567.84	22,949,842.55	(266,725.29)	22,949,842.55	16,952,836.53
68383NCU5	8,727,049.17	-	8,727,049.17	8,684,094.28	(42,954.89)	8,684,094.28	6,553,022.59
74922MAB7	9,976,829.50	-	9,976,829.50	9,957,553.79	(19,275.71)	9,957,553.79	6,690,689.74
74922MAC5	1,313,967.96	-	1,313,967.96	1,306,444.63	(7,523.33)	1,306,444.63	923,358.99
75114GAC3	20,855,558.93	-	20,855,558.93	20,459,344.05	(396,214.88)	20,459,344.05	13,690,749.84
75114HAD9	19,345,364.47	-	19,345,364.47	19,101,437.62	(243,926.85)	19,101,437.62	12,468,155.89
75114NAA2	9,810,292.02	-	9,810,292.02	9,660,736.07	(149,555.95)	9,660,736.07	7,607,762.42
75114NAB0	3,500,902.86	-	3,500,902.86	3,472,980.33	(27,922.53)	3,472,980.33	2,681,154.37
76110GUG4	1,860,028.29	-	1,860,028.29	1,836,973.30	(23,054.99)	1,836,973.30	1,424,734.61
76110GV40	3,298,671.74	-	3,298,671.74	3,291,701.66	(6,970.08)	3,291,701.66	2,925,633.99
76110GWG2	1,763,554.67	-	1,763,554.67	1,738,271.52	(25,283.15)	1,738,271.52	1,425,890.71
76110GZR5	2,626,903.39	-	2,626,903.39	2,604,544.59	(22,358.80)	2,604,544.59	2,507,946.62
761118KU1	7,123,239.54	-	7,123,239.54	6,731,093.59	(392,145.95)	6,731,093.59	4,636,155.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118NN4	$272,375.22	$-	$272,375.22	$272,228.16	$(147.06)	$272,228.16	$193,133.69
761118RJ9	447,331.77	-	447,331.77	441,894.15	(5,437.62)	441,894.15	300,341.18
761118RM2	20,318,308.98	-	20,318,308.98	20,202,359.80	(115,949.18)	20,202,359.80	14,089,398.71
761118WP9	12,343,002.48	-	12,343,002.48	12,258,008.40	(84,994.08)	12,258,008.40	8,624,730.74
81379EAA0	441,321.15	-	441,321.15	441,271.71	(49.44)	441,271.71	430,672.17
81744FDK0	2,207,402.93	-	2,207,402.93	2,205,145.50	(2,257.43)	2,205,145.50	1,994,487.78
84752CAE7	1,786,191.78	-	1,786,191.78	1,602,574.26	(183,617.52)	1,602,574.26	775,817.97
863579KG2	3,468,240.06	-	3,468,240.06	3,465,239.64	(3,000.42)	3,465,239.64	3,069,608.24
863579YR3	7,892,555.21	-	7,892,555.21	7,741,323.02	(151,232.19)	7,741,323.02	6,707,709.18
86358RE86	2,220.72	-	2,220.72	1,166.98	(1,053.74)	1,166.98	1,248.02
86358RUQ8	137,580.83	-	137,580.83	106,656.56	(30,924.27)	106,656.56	90,568.86
86359LRC5	25,768.65	-	25,768.65	22,657.86	(3,110.79)	22,657.86	11,959.36
86359LRW1	23,619,297.53	-	23,619,297.53	23,421,584.54	(197,712.99)	23,421,584.54	15,152,873.28
86359LSM2	1,558,522.48	-	1,558,522.48	1,544,925.28	(13,597.20)	1,544,925.28	1,140,219.10
86360JAA9	12,329,779.22	-	12,329,779.22	12,182,977.98	(146,801.24)	12,182,977.98	7,383,034.84
86360KAF5	37,622,122.42	-	37,622,122.42	37,324,048.63	(298,073.79)	37,324,048.63	24,987,868.09
86360UAF3	4,619,353.19	-	4,619,353.19	4,534,579.85	(84,773.34)	4,534,579.85	3,054,747.35
86361HAB0	1,243,558.61	-	1,243,558.61	1,174,373.67	(69,184.94)	1,174,373.67	1,161,305.98
872227AE3	2,093,657.77	-	2,093,657.77	2,075,233.45	(18,424.32)	2,075,233.45	1,504,829.86
88157QAL2	631,469.94	-	631,469.94	602,525.35	(28,944.59)	602,525.35	1,861,011.77
92922F4M7	4,676,773.53	-	4,676,773.53	4,672,260.84	(4,512.69)	4,672,260.84	3,944,984.82
92925CBB7	4,648,166.24	-	4,648,166.24	4,633,690.94	(14,475.30)	4,633,690.94	3,728,752.89
92926SAE6	2,476,608.90	-	2,476,608.90	2,380,788.05	(95,820.85)	2,380,788.05	2,357,899.14
9393365V1	1,665,245.48	-	1,665,245.48	1,659,798.15	(5,447.33)	1,659,798.15	1,317,493.28
939336X65	216,711.94	-	216,711.94	216,554.26	(157.68)	216,554.26	190,082.01
93934FHC9	9,474,150.60	-	9,474,150.60	9,300,269.87	(173,880.73)	9,300,269.87	6,421,681.71
93934FJQ6	17,379,180.03	-	17,379,180.03	16,974,609.65	(404,570.38)	16,974,609.65	11,708,978.95
94983YAQ2	4,291,700.42	-	4,291,700.42	4,233,445.48	(58,254.94)	4,233,445.48	4,159,640.76
94985JAG5	18,539,304.19	-	18,539,304.19	18,097,976.50	(441,327.69)	18,097,976.50	17,595,764.20
Totals	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table lists impairments for loan-backed and structured securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$315,577.41	$-	$315,577.41	$159,175.94	$(156,401.47)	$159,175.94	$228,692.72
021455AB6	217,922.65	-	217,922.65	171,751.47	(46,171.18)	171,751.47	170,440.77
02146QAB9	15,315,148.69	-	15,315,148.69	14,692,679.05	(622,469.64)	14,692,679.05	9,256,180.84
02146YAD8	21,923,476.60	-	21,923,476.60	20,642,177.10	(1,281,299.50)	20,642,177.10	14,758,081.54
02660WAC0	18,118,365.81	-	18,118,365.81	17,825,056.07	(293,309.74)	17,825,056.07	11,582,896.26
02660XAD6	13,521,492.89	-	13,521,492.89	12,557,598.88	(963,894.01)	12,557,598.88	8,975,927.75
05946XYP2	1,135,040.17	-	1,135,040.17	1,124,034.08	(11,006.09)	1,124,034.08	737,774.51
05948JAA0	370,856.12	-	370,856.12	347,733.91	(23,122.21)	347,733.91	301,269.06
05950DAA8	11,258,446.73	-	11,258,446.73	11,029,698.64	(228,748.09)	11,029,698.64	9,759,921.40
06652DAA7	6,940,157.67	-	6,940,157.67	6,813,727.06	(126,430.61)	6,813,727.06	4,627,820.56
07384M4M1	4,031,948.12	-	4,031,948.12	4,023,103.22	(8,844.90)	4,023,103.22	3,982,434.25
07401LAQ6	3,803,505.80	-	3,803,505.80	3,558,486.75	(245,019.05)	3,558,486.75	2,603,896.54
07820QAY1	14,869,432.69	-	14,869,432.69	14,726,798.37	(142,634.32)	14,726,798.37	11,209,675.01
078446AB7	123,800.00	-	123,800.00	106,000.00	(17,800.00)	106,000.00	106,000.00
12667GCB7	206,610.54	-	206,610.54	198,880.54	(7,730.00)	198,880.54	151,324.74
12667GME0	16,487,323.12	-	16,487,323.12	15,961,905.24	(525,417.88)	15,961,905.24	10,694,700.14
12667GR62	10,404,772.50	-	10,404,772.50	9,837,281.25	(567,491.25)	9,837,281.25	7,913,784.95
12667GRW5	539,562.43	-	539,562.43	496,294.98	(43,267.45)	496,294.98	371,758.24
12667GWF6	8,264,162.73	-	8,264,162.73	7,800,347.76	(463,814.97)	7,800,347.76	5,201,353.71
12668ACG8	4,308,051.40	-	4,308,051.40	3,887,776.89	(420,274.51)	3,887,776.89	3,840,170.55
12668AEV3	12,239,368.11	-	12,239,368.11	12,078,961.61	(160,406.50)	12,078,961.61	7,974,606.21
12668AGW9	3,103,267.46	-	3,103,267.46	2,668,946.20	(434,321.26)	2,668,946.20	2,737,185.05
12668BB77	24,696,080.82	-	24,696,080.82	24,696,080.83	0.01	24,696,080.83	16,158,549.89
12669EH33	210,848.74	-	210,848.74	207,664.23	(3,184.51)	207,664.23	220,823.32
12669FKR3	277,129.34	-	277,129.34	270,766.57	(6,362.77)	270,766.57	316,871.38
12669FW82	1,121,578.12	-	1,121,578.12	1,092,542.53	(29,035.59)	1,092,542.53	725,473.49
12669FXR9	490,839.77	-	490,839.77	459,205.84	(31,633.93)	459,205.84	404,276.42
12669GKH3	12,787,611.38	-	12,787,611.38	12,586,116.25	(201,495.13)	12,586,116.25	10,031,422.26
12669GMS7	251,913.89	-	251,913.89	243,913.35	(8,000.54)	243,913.35	176,788.34
12669GRM5	2,939,270.40	-	2,939,270.40	2,842,771.24	(96,499.16)	2,842,771.24	1,936,810.71
12669GRQ6	7,668,435.17	-	7,668,435.17	7,389,352.71	(279,082.46)	7,389,352.71	5,611,698.50
12669GTV3	391,067.66	-	391,067.66	383,623.63	(7,444.03)	383,623.63	273,968.29
12669GUR0	3,668,651.13	-	3,668,651.13	3,563,519.83	(105,131.30)	3,563,519.83	2,522,515.63
17307G3D8	2,831.79	-	2,831.79	-	(2,831.79)	-	533,586.22
22540V3F7	555,689.29	-	555,689.29	555,689.51	0.22	555,689.51	818,652.39
22540VFZ0	1,516,521.88	-	1,516,521.88	1,464,064.20	(52,457.68)	1,464,064.20	1,450,010.10
22540VG71	154,198.76	-	154,198.76	153,223.28	(975.48)	153,223.28	149,451.18
22541NUB3	1,083,777.04	-	1,083,777.04	1,083,778.44	1.40	1,083,778.44	1,840,135.63
22943HAD8	11,732,570.00	-	11,732,570.00	11,579,553.70	(153,016.30)	11,579,553.70	7,155,180.00
23243AAD8	1,153,405.61	-	1,153,405.61	1,113,903.78	(39,501.83)	1,113,903.78	749,791.47
23245QAA7	2,375,389.07	-	2,375,389.07	2,259,511.63	(115,877.44)	2,259,511.63	1,456,976.36
23332UAR5	8,638,571.19	-	8,638,571.19	8,609,425.68	(29,145.51)	8,609,425.68	6,697,119.18
23332UAS3	112,435.95	-	112,435.95	107,912.99	(4,522.96)	107,912.99	84,845.64
23332UBW3	286,891.33	-	286,891.33	264,732.79	(22,158.54)	264,732.79	222,224.69
251508AB3	8,655,837.10	-	8,655,837.10	8,565,363.51	(90,473.59)	8,565,363.51	5,178,372.00
251510FB4	6,185,608.42	-	6,185,608.42	5,789,092.45	(396,515.97)	5,789,092.45	5,127,079.77
26441EAC5	198,750.00	-	198,750.00	188,500.00	(10,250.00)	188,500.00	137,500.00
35952Z007	4,307,614.21	-	4,307,614.21	4,307,614.20	(0.01)	4,307,614.20	2,775,156.72
35952Z023	4,494,729.04	-	4,494,729.04	4,494,729.06	0.02	4,494,729.06	2,904,482.03
35952Z031	1,455,346.38	-	1,455,346.38	1,455,346.38	-	1,455,346.38	901,984.50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
35952Z056	$1,067,384.58	$-	$1,067,384.58	$1,067,384.57	$(0.01)	$1,067,384.57	$605,749.50
35952Z064	3,438,088.79	-	3,438,088.79	3,438,088.78	(0.01)	3,438,088.78	1,923,484.50
35952ZA14	587,470.62	-	587,470.62	587,470.60	(0.02)	587,470.60	304,870.08
35952ZA22	223,281.52	-	223,281.52	223,281.53	0.01	223,281.53	117,992.78
36228F5R3	1,619,436.88	-	1,619,436.88	1,572,476.07	(46,960.81)	1,572,476.07	1,371,519.65
362341VU0	21,771,450.00	-	21,771,450.00	21,710,755.00	(60,695.00)	21,710,755.00	21,415,549.75
39538RAB5	10,694,253.20	-	10,694,253.20	10,679,952.60	(14,300.60)	10,679,952.60	7,266,124.20
39538RBB4	12,307,900.80	-	12,307,900.80	12,182,868.11	(125,032.69)	12,182,868.11	7,754,503.45
39538WHF8	29,262,766.18	-	29,262,766.18	27,411,495.65	(1,851,270.53)	27,411,495.65	19,864,672.06
39539GAA0	4,911,882.26	-	4,911,882.26	4,833,348.42	(78,533.84)	4,833,348.42	3,464,247.50
41161PA86	1,701,828.45	-	1,701,828.45	1,490,786.97	(211,041.48)	1,490,786.97	1,629,532.89
41161PHC0	7,493,920.50	-	7,493,920.50	7,389,844.26	(104,076.24)	7,389,844.26	6,175,852.78
41161PHU0	7,220,810.42	-	7,220,810.42	7,137,267.24	(83,543.18)	7,137,267.24	5,910,800.55
41161PKH5	562,454.98	-	562,454.98	541,505.18	(20,949.80)	541,505.18	370,018.19
41161PL43	19,129,744.68	-	19,129,744.68	18,426,719.98	(703,024.70)	18,426,719.98	13,224,900.44
41161PLR2	12,391,086.67	-	12,391,086.67	11,998,519.49	(392,567.18)	11,998,519.49	8,450,271.26
41161PMG5	15,199,514.54	-	15,199,514.54	14,982,039.32	(217,475.22)	14,982,039.32	10,383,699.50
41161PQU0	13,000,530.43	-	13,000,530.43	12,696,117.28	(304,413.15)	12,696,117.28	8,751,337.13
41161PTN3	2,124,055.82	-	2,124,055.82	2,081,083.69	(42,972.13)	2,081,083.69	1,505,550.45
41161PTP8	553,076.04	-	553,076.04	456,920.13	(96,155.91)	456,920.13	453,781.11
41161PWB5	7,065,569.62	-	7,065,569.62	6,885,660.55	(179,909.07)	6,885,660.55	4,510,555.76
41161PXH1	742,271.49	-	742,271.49	742,271.73	0.24	742,271.73	494,617.80
41164YAB7	11,746,139.88	-	11,746,139.88	11,565,082.50	(181,057.38)	11,565,082.50	7,332,391.43
43739EAP2	18,849,512.45	-	18,849,512.45	18,784,944.99	(64,567.46)	18,784,944.99	14,536,729.90
43739EBJ5	8,949,624.81	-	8,949,624.81	8,821,659.97	(127,964.84)	8,821,659.97	7,213,477.28
43739EBS5	8,756,562.94	-	8,756,562.94	8,517,869.96	(238,692.98)	8,517,869.96	7,336,631.20
45254NJV0	960,700.04	-	960,700.04	960,700.42	0.38	960,700.42	756,983.83
45254NJX6	46,746.73	-	46,746.73	46,746.72	(0.01)	46,746.72	52,745.72
45254NKA4	224,041.93	-	224,041.93	224,041.80	(0.13)	224,041.80	332,456.94
45254NKD8	(1.32)	-	(1.32)	-	1.32	-	-
45254NKF3	5,018,653.69	-	5,018,653.69	4,908,081.05	(110,572.64)	4,908,081.05	4,300,014.50
45254NKX4	6,124,868.68	-	6,124,868.68	6,124,866.22	(2.46)	6,124,866.22	4,720,907.43
45254NMB0	1,163,166.27	-	1,163,166.27	1,161,406.97	(1,759.30)	1,161,406.97	1,068,987.98
45254NPA9	15,036,711.89	-	15,036,711.89	14,719,089.65	(317,622.24)	14,719,089.65	11,892,639.43
45254NPU5	5,258,384.35	-	5,258,384.35	5,198,365.97	(60,018.38)	5,198,365.97	3,758,246.63
45254TRX4	342,613.23	-	342,613.23	316,284.73	(26,328.50)	316,284.73	208,761.84
45254TSM7	4,225,866.17	-	4,225,866.17	3,663,996.17	(561,870.00)	3,663,996.17	2,423,868.49
45660LCN7	5,239,350.62	-	5,239,350.62	5,001,581.94	(237,768.68)	5,001,581.94	3,716,561.91
45660LW96	3,563,424.88	-	3,563,424.88	3,483,454.21	(79,970.67)	3,483,454.21	1,888,667.16
45660LYW3	4,004,451.09	-	4,004,451.09	3,891,019.56	(113,431.53)	3,891,019.56	2,574,399.43
45660N2J3	4,467,285.84	-	4,467,285.84	4,293,555.15	(173,730.69)	4,293,555.15	3,881,904.68
45660N2Y0	948,804.49	-	948,804.49	882,014.06	(66,790.43)	882,014.06	779,188.25
45660N5H4	5,532,813.22	-	5,532,813.22	5,316,557.23	(216,255.99)	5,316,557.23	4,369,019.25
45660NT88	37,194.86	-	37,194.86	37,194.85	(0.01)	37,194.85	30,242.64
45660NT96	2,189,864.31	-	2,189,864.31	2,189,863.24	(1.07)	2,189,863.24	2,284,044.24

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NZY4	$684,972.49	$-	$684,972.49	$544,029.09	$(140,943.40)	$544,029.09	$521,157.79
456612AC4	16,797,506.75	-	16,797,506.75	16,597,595.79	(199,910.96)	16,597,595.79	9,831,944.46
45667WAA6	4,524,224.47	-	4,524,224.47	4,303,109.97	(221,114.50)	4,303,109.97	3,689,400.20
466247UG6	2,482,668.34	-	2,482,668.34	2,390,848.33	(91,820.01)	2,390,848.33	2,331,608.44
466247XE8	6,371,997.72	-	6,371,997.72	6,069,584.73	(302,412.99)	6,069,584.73	4,586,230.71
46627MBQ9	12,050,725.65	-	12,050,725.65	12,032,071.53	(18,654.12)	12,032,071.53	8,788,610.44
46627MCS4	7,327,618.22	-	7,327,618.22	7,150,856.75	(176,761.47)	7,150,856.75	5,708,510.90
525221EN3	10,588,146.60	-	10,588,146.60	10,588,146.58	(0.02)	10,588,146.58	5,298,470.74
52524VAG4	13,212,894.86	-	13,212,894.86	13,089,620.17	(123,274.69)	13,089,620.17	9,184,301.55
52524YAF0	11,991,764.08	-	11,991,764.08	11,641,423.12	(350,340.96)	11,641,423.12	7,760,208.49
550279AA1	4,717,438.29	-	4,717,438.29	4,675,300.57	(42,137.72)	4,675,300.57	3,273,871.94
576433G42	8,850,528.14	-	8,850,528.14	8,129,032.12	(721,496.02)	8,129,032.12	5,594,205.80
576433H33	4,886,747.63	-	4,886,747.63	4,348,051.54	(538,696.09)	4,348,051.54	4,136,601.25
576433YN0	1,214,309.95	-	1,214,309.95	1,197,293.79	(17,016.16)	1,197,293.79	798,990.36
5899292N7	1,415,763.00	-	1,415,763.00	1,349,644.34	(66,118.66)	1,349,644.34	1,414,867.73
589929N38	1,629,558.07	-	1,629,558.07	1,594,775.54	(34,782.53)	1,594,775.54	1,610,979.53
589929X29	5,127,014.56	-	5,127,014.56	4,818,404.16	(308,610.40)	4,818,404.16	4,315,822.14
59020UQ40	1,167,867.51	-	1,167,867.51	1,155,779.25	(12,088.26)	1,155,779.25	893,776.27
59020UUJ2	4,123,214.32	-	4,123,214.32	4,076,568.14	(46,646.18)	4,076,568.14	3,933,855.78
65538DAA3	2,179,558.44	-	2,179,558.44	2,179,557.06	(1.38)	2,179,557.06	2,095,348.68
68389FBW3	27,046.37	-	27,046.37	27,046.35	(0.02)	27,046.35	24,973.66
68402CAC8	0.01	-	0.01	-	(0.01)	-	-
75114NAA2	10,646,212.81	-	10,646,212.81	10,245,995.66	(400,217.15)	10,245,995.66	7,727,336.21
76110GUG4	1,990,234.46	-	1,990,234.46	1,925,874.38	(64,360.08)	1,925,874.38	1,481,729.24
76110GVT5	2,493,562.99	-	2,493,562.99	2,486,158.33	(7,404.66)	2,486,158.33	2,178,268.75
761118FM5	9,752,737.95	-	9,752,737.95	9,354,444.30	(398,293.65)	9,354,444.30	8,617,114.44
761118KU1	7,442,272.50	-	7,442,272.50	7,430,447.20	(11,825.30)	7,430,447.20	4,644,418.74
761118NN4	10,432,656.72	-	10,432,656.72	10,204,239.05	(228,417.67)	10,204,239.05	7,033,121.76
761118RJ9	488,408.80	-	488,408.80	462,987.99	(25,420.81)	462,987.99	300,904.60
761118RM2	21,666,131.31	-	21,666,131.31	20,916,216.23	(749,915.08)	20,916,216.23	14,052,319.33
761118WP9	12,874,173.63	-	12,874,173.63	12,797,095.06	(77,078.57)	12,797,095.06	8,551,632.87
86358RE86	17,366.09	-	17,366.09	2,248.76	(15,117.33)	2,248.76	3,428.27
86358RM46	350,467.76	-	350,467.76	133,851.43	(216,616.33)	133,851.43	108,807.92
86359AHD8	438,703.87	-	438,703.87	438,703.59	(0.28)	438,703.59	330,232.94
86359AKY8	13,278.14	-	13,278.14	2,731.14	(10,547.00)	2,731.14	42,413.30
86359ANH2	1,121,987.38	-	1,121,987.38	1,121,987.74	0.36	1,121,987.74	1,433,412.38
86359BLB5	457,200.74	-	457,200.74	457,200.76	0.02	457,200.76	431,187.77
86360JAA9	12,633,558.24	-	12,633,558.24	12,470,929.45	(162,628.79)	12,470,929.45	7,166,044.85
86360JAE1	9,612,734.02	-	9,612,734.02	9,432,090.49	(180,643.53)	9,432,090.49	6,081,301.19
86360JAN1	3,973,346.86	-	3,973,346.86	3,644,430.16	(328,916.70)	3,644,430.16	2,669,203.75
86362HAA1	9,732,004.85	-	9,732,004.85	9,669,355.43	(62,649.42)	9,669,355.43	6,303,512.25
86363DAA9	11,100,750.94	-	11,100,750.94	10,787,194.86	(313,556.08)	10,787,194.86	7,266,839.92
872227AE3	2,142,462.69	-	2,142,462.69	2,141,670.14	(792.55)	2,141,670.14	1,322,792.73
88157QAL2	688,444.09	-	688,444.09	613,410.93	(75,033.16)	613,410.93	576,698.38
885220FS7	7,996,861.63	-	7,996,861.63	7,964,320.78	(32,540.85)	7,964,320.78	7,662,404.08
92922F3L0	51,484,447.88	-	51,484,447.88	49,433,429.41	(2,051,018.47)	49,433,429.41	49,833,739.27
92922F7Q5	1,876,856.60	-	1,876,856.60	1,874,122.87	(2,733.73)	1,874,122.87	1,492,812.11
92922FB72	1,326,944.28	-	1,326,944.28	1,326,944.06	(0.22)	1,326,944.06	946,078.73
92922FTJ7	1,441,180.90	-	1,441,180.90	1,409,771.75	(31,409.15)	1,409,771.75	1,187,199.76
92922FWU8	4,388,801.07	-	4,388,801.07	4,301,144.68	(87,656.39)	4,301,144.68	3,881,799.87
92922FZF8	9,128,522.75	-	9,128,522.75	9,128,521.67	(1.08)	9,128,521.67	8,102,814.84
9393365V1	1,972,912.19	-	1,972,912.19	1,966,439.22	(6,472.97)	1,966,439.22	1,552,139.95
939336U35	(0.06)	-	(0.06)	-	0.06	-	-
939336X65	224,509.69	-	224,509.69	223,209.26	(1,300.43)	223,209.26	176,455.82
93934FJQ6	18,077,257.88	-	18,077,257.88	18,014,476.77	(62,781.11)	18,014,476.77	11,587,831.43
941034AD2	20,442.00	-	20,442.00	16,601.98	(3,840.02)	16,601.98	13,630.00
94983CAJ6	(4.61)	-	(4.61)	-	4.61	-	-
94983YAQ2	4,572,023.01	-	4,572,023.01	4,458,425.60	(113,597.41)	4,458,425.60	4,319,656.40
DUCH1CLC4	1,109,569.70	-	1,109,569.70	-	(1,109,569.70)	-	3,433,329.60
Totals	$915,728,029.86	$-	$915,728,029.86	$889,896,058.18	$(25,831,971.68)	$889,896,058.18	$673,462,492.71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table lists impairments for loan-backed and structured securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$506,308.31	$-	$506,308.31	$353,176.22	$(153,132.09)	$353,176.22	$375,826.24
007036GB6	254,269.21	-	254,269.21	255,648.66	1,379.45	255,648.66	517,632.44
02146QAB9	15,615,907.88	-	15,615,907.88	15,589,355.94	(26,551.94)	15,589,355.94	8,862,529.56
02639MAM8	2,523,018.60	-	2,523,018.60	2,430,740.45	(92,278.15)	2,430,740.45	7,168,920.00
02660TGN7	9,402,539.49	-	9,402,539.49	9,326,784.90	(75,754.59)	9,326,784.90	5,697,189.83
02660THT3	776,911.68	-	776,911.68	756,863.76	(20,047.92)	756,863.76	625,762.47
02660TJB0	25,226,004.23	-	25,226,004.23	25,127,415.69	(98,588.54)	25,127,415.69	13,651,622.67
02660WAC0	18,928,046.80	-	18,928,046.80	18,737,015.28	(191,031.52)	18,737,015.28	11,917,720.39
02660XAD6	13,917,317.42	-	13,917,317.42	13,760,235.52	(157,081.90)	13,760,235.52	8,037,153.38
026929AD1	9,915,586.21	-	9,915,586.21	9,608,012.45	(307,573.76)	9,608,012.45	5,712,241.06
040104QN4	4,369,066.86	-	4,369,066.86	4,328,678.79	(40,388.07)	4,328,678.79	3,590,532.48
05946XYP2	1,209,333.00	-	1,209,333.00	1,174,538.24	(34,794.76)	1,174,538.24	712,239.44
05949AHG8	5,673,610.00	-	5,673,610.00	5,542,818.30	(130,791.70)	5,542,818.30	5,513,028.70
05949ALH1	2,690,654.41	-	2,690,654.41	2,629,721.17	(60,933.24)	2,629,721.17	2,547,139.95
05949AZG8	2,070,443.86	-	2,070,443.86	2,034,655.86	(35,788.00)	2,034,655.86	2,055,226.03
05950DAA8	11,626,583.47	-	11,626,583.47	11,290,314.75	(336,268.72)	11,290,314.75	9,332,578.42
05950HAA9	23,693,004.00	-	23,693,004.00	23,141,186.59	(551,817.41)	23,141,186.59	21,985,696.99
06050HKY3	9,503.64	-	9,503.64	7,749.13	(1,754.51)	7,749.13	107,180.90
06652DAA7	7,169,884.57	-	7,169,884.57	7,081,292.54	(88,592.03)	7,081,292.54	4,403,738.16
07384MS60	2,767,075.46	-	2,767,075.46	2,744,790.96	(22,284.50)	2,744,790.96	2,468,965.02
07384YPP5	1,439,498.04	-	1,439,498.04	1,427,416.79	(12,081.25)	1,427,416.79	994,511.08
073854AB7	14,547,536.61	-	14,547,536.61	14,547,268.23	(268.38)	14,547,268.23	9,593,662.37
07386HCM1	410,475.68	-	410,475.68	410,433.82	(41.86)	410,433.82	717,764.47
07386HMB4	2,206,212.41	-	2,206,212.41	2,145,816.24	(60,396.17)	2,145,816.24	2,086,610.95
07386HNQ0	1,169,143.68	-	1,169,143.68	1,138,098.65	(31,045.03)	1,138,098.65	1,120,711.53
07386HSP7	6,077,267.22	-	6,077,267.22	6,034,343.44	(42,923.78)	6,034,343.44	4,050,313.56
073879QF8	780,701.59	-	780,701.59	693,663.03	(87,038.56)	693,663.03	738,464.62
07820QAY1	16,108,296.95	-	16,108,296.95	15,376,997.11	(731,299.84)	15,376,997.11	11,890,461.34
12667FBJ3	2,103,346.28	-	2,103,346.28	2,024,597.73	(78,748.55)	2,024,597.73	1,854,457.95
12667GCB7	1,195,371.77	-	1,195,371.77	1,191,200.19	(4,171.58)	1,191,200.19	1,004,191.24
12667GME0	17,325,071.43	-	17,325,071.43	16,991,998.09	(333,073.34)	16,991,998.09	9,680,970.89
12667GR62	10,640,126.93	-	10,640,126.93	10,486,910.78	(153,216.15)	10,486,910.78	7,620,818.74
12667GRW5	629,260.22	-	629,260.22	572,770.13	(56,490.09)	572,770.13	381,768.44
12667GS20	14,572,605.05	-	14,572,605.05	14,373,064.89	(199,540.16)	14,373,064.89	8,512,118.07
12667GWF6	8,897,691.57	-	8,897,691.57	8,517,914.13	(379,777.44)	8,517,914.13	4,272,853.01
12667GYX5	1,082,911.40	-	1,082,911.40	1,077,219.96	(5,691.44)	1,077,219.96	1,123,147.89
12668A4B8	15,533,914.88	-	15,533,914.88	15,474,216.29	(59,698.59)	15,474,216.29	8,802,192.78
12668ACG8	4,356,285.62	-	4,356,285.62	4,309,198.33	(47,087.29)	4,309,198.33	3,763,154.21
12668ACY9	868,763.35	-	868,763.35	867,274.80	(1,488.55)	867,274.80	683,676.64
12668ACZ6	3,947,481.62	-	3,947,481.62	3,886,617.25	(60,864.37)	3,886,617.25	2,443,991.14
12668AEV3	12,695,114.86	-	12,695,114.86	12,478,946.20	(216,168.66)	12,478,946.20	8,251,505.28
12668AGW9	3,107,369.65	-	3,107,369.65	3,101,153.13	(6,216.52)	3,101,153.13	2,597,850.08
12668AVP7	7,795,129.40	-	7,795,129.40	7,710,857.18	(84,272.22)	7,710,857.18	5,193,835.03
12668BB77	25,925,996.12	-	25,925,996.12	25,497,768.88	(428,227.24)	25,497,768.88	15,727,296.84
126694YM4	3,515,131.96	-	3,515,131.96	3,471,228.69	(43,903.27)	3,471,228.69	2,117,464.43
12669B3B6	68,214.25	-	68,214.25	66,602.80	(1,611.45)	66,602.80	51,400.25
12669D3C0	453,249.42	-	453,249.42	353,922.19	(99,327.23)	353,922.19	263,386.11
12669EH33	215,121.06	-	215,121.06	210,774.42	(4,346.64)	210,774.42	201,438.70
12669FKR3	279,676.82	-	279,676.82	277,047.74	(2,629.08)	277,047.74	301,602.52
12669FW82	1,169,473.44	-	1,169,473.44	1,146,440.40	(23,033.04)	1,146,440.40	827,311.10
12669FXR9	514,806.49	-	514,806.49	501,446.89	(13,359.60)	501,446.89	386,818.82
12669GKH3	13,531,928.86	-	13,531,928.86	13,130,558.67	(401,370.19)	13,130,558.67	9,553,324.53
12669GMS7	265,714.32	-	265,714.32	254,490.25	(11,224.07)	254,490.25	164,688.31
12669GRM5	3,116,727.52	-	3,116,727.52	3,005,357.24	(111,370.28)	3,005,357.24	1,846,875.23
12669GRQ6	8,208,780.53	-	8,208,780.53	7,895,004.10	(313,776.43)	7,895,004.10	5,315,178.31
12669GTV3	406,174.77	-	406,174.77	397,648.68	(8,526.09)	397,648.68	237,224.62
12669GUR0	3,897,655.17	-	3,897,655.17	3,790,370.36	(107,284.81)	3,790,370.36	2,290,779.49
12669GXW6	351,507.25	-	351,507.25	242,202.43	(109,304.82)	242,202.43	302,225.04
17307G3D8	(2,831.79)	-	(2,831.79)	136,992.27	139,824.06	136,992.27	560,952.38
17307GH76	169,958.43	-	169,958.43	169,980.47	22.04	169,980.47	272,520.48
17307GMQ8	5,854,785.11	-	5,854,785.11	5,610,286.82	(244,498.29)	5,610,286.82	5,720,968.02
17307GN79	9,961.84	-	9,961.84	9,740.23	(221.61)	9,740.23	21.27
17307GYD4	2,163,091.47	-	2,163,091.47	2,117,675.19	(45,416.28)	2,117,675.19	2,012,594.06
17309QAM6	2,231.78	-	2,231.78	2,045.33	(186.45)	2,045.33	8,518.50
22540V3F7	614,939.20	-	614,939.20	642,839.28	27,900.08	642,839.28	802,463.44
22540VGA4	1,141,469.95	-	1,141,469.95	1,031,537.18	(109,932.77)	1,031,537.18	985,574.79
22541NFL8	4,185,481.58	-	4,185,481.58	4,238,604.97	53,123.39	4,238,604.97	4,604,142.07
22541NUB3	1,133,961.51	-	1,133,961.51	1,081,132.81	(52,828.70)	1,081,132.81	1,568,255.10
22541Q4M1	174,571.43	-	174,571.43	174,967.62	396.19	174,967.62	635,650.80
22541QA44	798,759.12	-	798,759.12	517,358.63	(281,400.49)	517,358.63	519,951.58
22541QDA7	352,039.95	-	352,039.95	356,009.77	3,969.82	356,009.77	482,452.65
22541QFK3	130,407.84	-	130,407.84	132,038.88	1,631.04	132,038.88	270,560.57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23332UAC8	$5,024,072.52	$-	$5,024,072.52	$4,976,576.38	$(47,496.14)	$4,976,576.38	$3,944,809.11
23332UAR5	9,032,091.21	-	9,032,091.21	8,941,930.52	(90,160.69)	8,941,930.52	6,452,561.01
23332UAS3	129,042.66	-	129,042.66	119,917.67	(9,124.99)	119,917.67	85,819.11
23332UBV5	5,973,723.07	-	5,973,723.07	5,899,242.77	(74,480.30)	5,899,242.77	3,415,484.67
23332UBW3	337,464.82	-	337,464.82	318,124.29	(19,340.53)	318,124.29	234,381.54
23332UCM4	576,823.93	-	576,823.93	570,846.02	(5,977.91)	570,846.02	370,446.09
23332UDU5	20,204,339.08	-	20,204,339.08	20,006,668.76	(197,670.32)	20,006,668.76	12,335,262.11
251510FB4	6,701,660.92	-	6,701,660.92	6,315,048.92	(386,612.00)	6,315,048.92	5,193,498.11
251510NB5	4,751,223.62	-	4,751,223.62	4,725,815.34	(25,408.28)	4,725,815.34	3,660,819.35
251510NC3	13,316,951.71	-	13,316,951.71	13,093,212.80	(223,738.91)	13,093,212.80	3,319,842.40
25151AAA9	5,678,742.53	-	5,678,742.53	5,510,894.90	(167,847.63)	5,510,894.90	3,340,211.88
30251YAB4	8,679,088.82	-	8,679,088.82	8,561,752.38	(117,336.44)	8,561,752.38	6,544,203.63
318340AB2	715,302.51	-	715,302.51	655,084.75	(60,217.76)	655,084.75	446,529.20
32051DCK6	513,662.86	-	513,662.86	510,570.16	(3,092.70)	510,570.16	513,940.90
32056CAH2	16,767,750.62	-	16,767,750.62	16,353,102.24	(414,648.38)	16,353,102.24	14,579,877.39
36185NXT2	812,739.52	-	812,739.52	724,971.02	(87,768.50)	724,971.02	517,197.87
36228FWU6	694,852.71	-	694,852.71	749,918.41	55,065.70	749,918.41	791,443.30
362341XE4	21,136,351.60	-	21,136,351.60	20,955,566.63	(180,784.97)	20,955,566.63	19,996,964.12
36242DBJ1	3,170,252.21	-	3,170,252.21	3,172,205.57	1,953.36	3,172,205.57	3,239,843.01
36242DBZ5	221,127.41	-	221,127.41	220,508.65	(618.76)	220,508.65	384,723.37
36242DGA5	26,686.51	-	26,686.51	25,556.13	(1,130.38)	25,556.13	65,810.87
362480AD7	15,306,913.54	-	15,306,913.54	14,574,735.22	(732,178.32)	14,574,735.22	7,560,686.39
39538RAB5	11,224,577.04	-	11,224,577.04	11,122,756.39	(101,820.65)	11,122,756.39	6,722,573.82
39538RBB4	12,902,584.04	-	12,902,584.04	12,756,707.71	(145,876.33)	12,756,707.71	7,503,703.19
39538WFH6	10,533,879.56	-	10,533,879.56	10,524,374.24	(9,505.32)	10,524,374.24	5,655,248.05
40431KAA8	121,802.54	-	121,802.54	114,791.99	(7,010.55)	114,791.99	111,007.64
41161PA86	1,742,333.74	-	1,742,333.74	1,710,310.67	(32,023.07)	1,710,310.67	1,468,274.23
41161PFR9	1,245,597.66	-	1,245,597.66	1,220,998.45	(24,599.21)	1,220,998.45	910,061.29
41161PHC0	7,878,255.67	-	7,878,255.67	7,809,346.73	(68,908.94)	7,809,346.73	5,473,551.13
41161PHU0	7,500,110.99	-	7,500,110.99	7,320,065.85	(180,045.14)	7,320,065.85	5,172,272.42
41161PKH5	592,949.88	-	592,949.88	569,082.74	(23,867.14)	569,082.74	358,108.55
41161PL43	20,595,562.12	-	20,595,562.12	19,672,347.51	(923,214.61)	19,672,347.51	12,528,065.18
41161PLR2	12,836,963.57	-	12,836,963.57	12,695,687.26	(141,276.31)	12,695,687.26	7,998,693.58
41161PMG5	15,744,794.38	-	15,744,794.38	15,582,186.39	(162,607.99)	15,582,186.39	10,014,326.46
41161PQU0	13,504,506.01	-	13,504,506.01	13,332,870.43	(171,635.58)	13,332,870.43	8,314,454.20
41161PTN3	2,260,140.25	-	2,260,140.25	2,212,892.84	(47,247.41)	2,212,892.84	1,368,737.99
41161PTP8	680,197.69	-	680,197.69	598,977.79	(81,219.90)	598,977.79	457,820.41
41161PWB5	7,354,902.36	-	7,354,902.36	7,268,594.83	(86,307.53)	7,268,594.83	4,269,594.44
41161PXH1	776,649.84	-	776,649.84	766,983.13	(9,666.71)	766,983.13	482,256.96
43739EAP2	19,692,319.83	-	19,692,319.83	19,508,136.31	(184,183.52)	19,508,136.31	13,873,164.06
43739EBJ5	9,184,578.52	-	9,184,578.52	9,114,977.67	(69,600.85)	9,114,977.67	6,852,275.05
43739EBS5	9,143,774.50	-	9,143,774.50	9,082,906.22	(60,868.28)	9,082,906.22	7,705,855.81
45254NHV2	332,389.41	-	332,389.41	313,830.68	(18,558.73)	313,830.68	265,469.93
45254NJG3	1,377,791.28	-	1,377,791.28	1,354,996.46	(22,794.82)	1,354,996.46	1,129,754.73
45254NJP3	152,018.01	-	152,018.01	140,003.86	(12,014.15)	140,003.86	129,263.01
45254NJV0	995,748.62	-	995,748.62	988,034.44	(7,714.18)	988,034.44	756,422.83
45254NJX6	216,997.26	-	216,997.26	216,470.47	(526.79)	216,470.47	258,370.87
45254NKA4	288,007.59	-	288,007.59	283,824.85	(4,182.74)	283,824.85	397,161.74
45254NKD8	4,163,419.14	-	4,163,419.14	4,127,893.53	(35,525.61)	4,127,893.53	3,969,187.94
45254NKF3	5,292,740.94	-	5,292,740.94	5,242,219.68	(50,521.26)	5,242,219.68	3,773,830.28
45254NKX4	6,353,961.96	-	6,353,961.96	6,306,017.08	(47,944.88)	6,306,017.08	4,304,014.72
45254NNP8	13,266,078.73	-	13,266,078.73	13,152,113.39	(113,965.34)	13,152,113.39	9,503,832.30
45254NPA9	15,520,191.56	-	15,520,191.56	15,475,441.54	(44,750.02)	15,475,441.54	12,262,190.30
45254NPG6	996,338.48	-	996,338.48	905,927.98	(90,410.50)	905,927.98	793,927.97
45254NPU5	5,533,130.64	-	5,533,130.64	5,491,689.68	(41,440.96)	5,491,689.68	3,980,838.30
45254TMK7	56,050.75	-	56,050.75	37,555.51	(18,495.24)	37,555.51	53,697.02
45254TRX4	353,067.87	-	353,067.87	343,129.92	(9,937.95)	343,129.92	231,170.18
45254TSM7	4,367,917.64	-	4,367,917.64	4,328,472.29	(39,445.35)	4,328,472.29	2,567,817.37
45660LCN7	5,472,177.70	-	5,472,177.70	5,390,194.71	(81,982.99)	5,390,194.71	3,620,366.97
45660LKW8	25,766,539.07	-	25,766,539.07	25,517,687.60	(248,851.47)	25,517,687.60	16,653,183.47
45660LW96	3,742,859.43	-	3,742,859.43	3,616,865.10	(125,994.33)	3,616,865.10	1,821,127.78
45660LWD7	3,092,990.17	-	3,092,990.17	3,063,168.12	(29,822.05)	3,063,168.12	3,064,126.77
45660LY94	710,081.02	-	710,081.02	664,588.51	(45,492.51)	664,588.51	436,301.78
45660LYW3	4,338,757.38	-	4,338,757.38	4,137,427.14	(201,330.24)	4,137,427.14	2,358,974.34
45660N2J3	4,759,368.30	-	4,759,368.30	4,704,783.71	(54,584.59)	4,704,783.71	3,829,197.67
45660N5H4	5,740,656.83	-	5,740,656.83	5,660,656.62	(80,000.21)	5,660,656.62	3,872,076.18
45660NQ24	2,238,734.56	-	2,238,734.56	2,225,202.60	(13,531.96)	2,225,202.60	2,147,664.58
45660NRB3	873,931.14	-	873,931.14	733,712.66	(140,218.48)	733,712.66	557,496.77
45660NS30	2,399,798.33	-	2,399,798.33	2,342,587.50	(57,210.83)	2,342,587.50	1,564,347.79
45660NT88	81,305.41	-	81,305.41	79,756.60	(1,548.81)	79,756.60	59,909.07
45660NT96	2,428,975.11	-	2,428,975.11	2,394,834.90	(34,140.21)	2,394,834.90	2,121,465.65
456612AC4	17,568,383.14	-	17,568,383.14	17,378,177.11	(190,206.03)	17,378,177.11	9,481,062.69
45664BAE7	1,352.25	-	1,352.25	61.25	(1,291.00)	61.25	12,563.89
45667WAA6	4,792,234.28	-	4,792,234.28	4,754,531.33	(37,702.95)	4,754,531.33	3,691,509.88
466247UG6	2,713,861.54	-	2,713,861.54	2,600,556.10	(113,305.44)	2,600,556.10	2,415,145.39
466247XE8	6,758,424.68	-	6,758,424.68	6,634,885.67	(123,539.01)	6,634,885.67	4,638,042.23
46627MBQ9	12,706,165.18	-	12,706,165.18	12,614,172.88	(91,992.30)	12,614,172.88	8,982,476.80
46627MCS4	7,769,242.62	-	7,769,242.62	7,627,593.60	(141,649.02)	7,627,593.60	5,761,375.34
46629QAR7	108.28	-	108.28	21.19	(87.09)	21.19	3,762.27
52520MFT5	18,990.36	-	18,990.36	16,017.61	(2,972.75)	16,017.61	127,323.98
525221EN3	13,613,792.66	-	13,613,792.66	13,586,358.28	(27,434.38)	13,586,358.28	6,517,575.94
525221JA6	20,387.82	-	20,387.82	19,195.43	(1,192.39)	19,195.43	133,769.18
52524YAF0	12,812,995.87	-	12,812,995.87	12,472,987.24	(340,008.63)	12,472,987.24	7,314,315.40
550279AA1	4,989,982.47	-	4,989,982.47	4,931,695.78	(58,286.69)	4,931,695.78	3,370,346.43
55027BAA6	15,758,456.37	-	15,758,456.37	15,758,002.47	(453.90)	15,758,002.47	8,858,836.88
576433FP6	484,938.56	-	484,938.56	233,015.00	(251,923.56)	233,015.00	198,404.69
576433G42	9,235,387.92	-	9,235,387.92	9,132,279.58	(103,108.34)	9,132,279.58	5,528,038.04
576433GW0	756,607.16	-	756,607.16	756,626.07	18.91	756,626.07	569,739.39
576433H33	5,052,309.49	-	5,052,309.49	4,998,219.91	(54,089.58)	4,998,219.91	4,077,712.18
576433NH5	1,747,988.73	-	1,747,988.73	1,715,411.82	(32,576.91)	1,715,411.82	1,402,150.68
576433RB4	291,347.44	-	291,347.44	291,445.42	97.98	291,445.42	216,017.14
576433YN0	1,243,677.58	-	1,243,677.58	1,219,560.07	(24,117.51)	1,219,560.07	786,894.23
576438AA3	3,837,541.95	-	3,837,541.95	3,741,135.74	(96,406.21)	3,741,135.74	3,178,843.42
576444AA1	1,501.36	-	1,501.36	532.47	(968.89)	532.47	-
5899293W6	629,606.67	-	629,606.67	610,744.13	(18,862.54)	610,744.13	903,352.32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
589929E87	$1,076,462.57	$-	$1,076,462.57	$957,260.99	$(119,201.58)	$957,260.99	$812,066.15
589929P69	257,235.55	-	257,235.55	281,204.89	23,969.34	281,204.89	399,641.63
589929X29	5,242,391.81	-	5,242,391.81	5,145,423.76	(96,968.05)	5,145,423.76	3,534,393.46
59020UQ40	1,299,053.15	-	1,299,053.15	1,281,103.74	(17,949.41)	1,281,103.74	957,851.97
59020UTL9	659,152.21	-	659,152.21	290,313.25	(368,838.96)	290,313.25	556,662.95
59020UXN0	94,656.80	-	94,656.80	94,491.32	(165.48)	94,491.32	249,777.75
59024WAF4	370,606.61	-	370,606.61	239,976.03	(130,630.58)	239,976.03	32,558.89
61915RAZ9	5,233.73	-	5,233.73	3,499.48	(1,734.25)	3,499.48	2,995.16
61915RBB1	7,459,436.65	-	7,459,436.65	7,370,236.70	(89,199.95)	7,370,236.70	4,686,101.70
61915RBZ8	910,109.87	-	910,109.87	884,772.79	(25,337.08)	884,772.79	535,030.15
65535VSQ2	919.60	-	919.60	75.11	(844.49)	75.11	1,239.35
65537BAG5	18,623.82	-	18,623.82	17,461.96	(1,161.86)	17,461.96	68,104.61
65538DAA3	3,462,554.95	-	3,462,554.95	3,368,116.41	(94,438.54)	3,368,116.41	2,437,872.57
68383NCA9	25,614,186.91	-	25,614,186.91	25,401,151.38	(213,035.53)	25,401,151.38	18,328,435.72
68383NCU5	9,697,732.73	-	9,697,732.73	9,616,220.52	(81,512.21)	9,616,220.52	6,663,549.29
68383NDT7	9,435,478.24	-	9,435,478.24	9,327,338.77	(108,139.47)	9,327,338.77	5,357,974.25
68389FBW3	30,268.83	-	30,268.83	30,006.94	(261.89)	30,006.94	26,585.98
68402CAC8	690,402.51	-	690,402.51	650,151.19	(40,251.32)	650,151.19	576,733.55
74927WAM6	21,742.29	-	21,742.29	438.25	(21,304.04)	438.25	5,999.54
74927XAM4	10,961.59	-	10,961.59	4,965.82	(5,995.77)	4,965.82	93.76
76110GUG4	2,151,906.35	-	2,151,906.35	2,011,776.12	(140,130.23)	2,011,776.12	1,477,484.29
76110GV40	3,511,988.44	-	3,511,988.44	3,458,157.55	(53,830.89)	3,458,157.55	3,144,514.14
76110GVT5	2,608,281.37	-	2,608,281.37	2,544,862.98	(63,418.39)	2,544,862.98	2,171,794.50
76110GWG2	1,904,669.72	-	1,904,669.72	1,846,585.94	(58,083.78)	1,846,585.94	1,480,379.93
76110GZR5	2,830,733.67	-	2,830,733.67	2,727,172.57	(103,561.10)	2,727,172.57	2,619,340.44
76110H4M8	173,901.94	-	173,901.94	178,199.70	4,297.76	178,199.70	226,198.30
76110HKX6	1,815,623.06	-	1,815,623.06	1,815,565.60	(57.46)	1,815,565.60	4,375,134.46
76110HKY4	96,706.90	-	96,706.90	107,840.00	11,133.10	107,840.00	456,938.64
761118FM5	10,258,764.81	-	10,258,764.81	10,107,369.93	(151,394.88)	10,107,369.93	8,649,658.14
761118KU1	7,864,281.28	-	7,864,281.28	7,763,351.40	(100,929.88)	7,763,351.40	4,722,642.75
761118NN4	10,865,451.55	-	10,865,451.55	10,713,286.05	(152,165.50)	10,713,286.05	6,664,737.32
761118RJ9	512,042.11	-	512,042.11	500,603.65	(11,438.46)	500,603.65	289,932.97
761118RM2	22,478,465.29	-	22,478,465.29	22,126,529.15	(351,936.14)	22,126,529.15	12,932,212.80
79549AYA1	1,391,036.96	-	1,391,036.96	1,237,797.08	(153,239.88)	1,237,797.08	771,127.21
79549AYB9	103,695.13	-	103,695.13	76,467.80	(27,227.33)	76,467.80	96,547.72
81744FJH1	280,763.95	-	280,763.95	278,042.85	(2,721.10)	278,042.85	186,558.02
863579DV7	861,077.80	-	861,077.80	502,212.89	(358,864.91)	502,212.89	223,282.96
863579KG2	3,564,434.40	-	3,564,434.40	3,458,836.41	(105,597.99)	3,458,836.41	2,675,888.50
863579YR3	8,639,569.03	-	8,639,569.03	8,548,863.56	(90,705.47)	8,548,863.56	5,886,140.24
86358HRL5	32,228.03	-	32,228.03	-	(32,228.03)	-	28,814.20
86358R3Q8	1,431,054.34	-	1,431,054.34	1,403,225.73	(27,828.61)	1,403,225.73	898,259.61
86358RA49	985,023.73	-	985,023.73	638,664.85	(346,358.88)	638,664.85	989,895.09
86358RLG0	176,593.47	-	176,593.47	39,864.17	(136,729.30)	39,864.17	135,590.97
86358RM46	418,806.87	-	418,806.87	350,865.15	(67,941.72)	350,865.15	136,985.95
86358RUM7	109,155.89	-	109,155.89	93,865.83	(15,290.06)	93,865.83	79,356.52
86358RUQ8	141,196.42	-	141,196.42	139,671.99	(1,524.43)	139,671.99	85,808.64
86359A5E9	264,596.43	-	264,596.43	263,564.52	(1,031.91)	263,564.52	216,159.86
86359ACD3	656,126.25	-	656,126.25	507,121.72	(149,004.53)	507,121.72	551,710.52
86359ADN0	1,073,524.85	-	1,073,524.85	774,365.98	(299,158.87)	774,365.98	730,270.87
86359AEH2	141,366.63	-	141,366.63	41,550.70	(99,815.93)	41,550.70	31,541.10
86359AHD8	452,608.99	-	452,608.99	443,236.83	(9,372.16)	443,236.83	339,586.43
86359AKY8	(10,547.00)	-	(10,547.00)	5,660.13	16,207.13	5,660.13	46,426.05
86359ANH2	1,458,172.13	-	1,458,172.13	1,432,403.29	(25,768.84)	1,432,403.29	1,725,769.10
86359AVY6	224,533.64	-	224,533.64	231,803.87	7,270.23	231,803.87	293,709.37
86359AXX6	1,066,811.06	-	1,066,811.06	1,134,333.93	67,522.87	1,134,333.93	1,542,683.19
86359AZE6	492,100.17	-	492,100.17	491,564.45	(535.72)	491,564.45	627,247.04
86359BLB5	1,494,987.65	-	1,494,987.65	1,451,142.79	(43,844.86)	1,451,142.79	1,346,410.99
86359LSM2	1,680,803.11	-	1,680,803.11	1,664,068.93	(16,734.18)	1,664,068.93	1,050,640.78
86360JAA9	12,930,329.94	-	12,930,329.94	12,800,678.74	(129,651.20)	12,800,678.74	7,004,562.45
86360JAN1	4,713,165.48	-	4,713,165.48	4,014,642.52	(698,522.96)	4,014,642.52	2,573,367.08
86363DAA9	11,413,218.57	-	11,413,218.57	11,310,432.42	(102,786.15)	11,310,432.42	7,023,081.39
885220FS7	8,572,565.34	-	8,572,565.34	8,438,322.89	(134,242.45)	8,438,322.89	7,843,984.83
929093AA0	1,252,834.30	-	1,252,834.30	935,033.68	(317,800.62)	935,033.68	338,058.07
929227EN2	213,179.95	-	213,179.95	179,569.89	(33,610.06)	179,569.89	186,736.90
92922F3L0	53,334,252.88	-	53,334,252.88	51,423,138.33	(1,911,114.55)	51,423,138.33	51,115,436.62
92922F4M7	4,958,037.02	-	4,958,037.02	4,916,637.79	(41,399.23)	4,916,637.79	3,817,204.07
92922F5T1	8,484,809.52	-	8,484,809.52	8,411,301.43	(73,508.09)	8,411,301.43	6,360,568.93
92922F7A0	1,420,576.36	-	1,420,576.36	808,359.63	(612,216.73)	808,359.63	1,144,308.11
92922F7Q5	11,030,151.81	-	11,030,151.81	10,921,009.73	(109,142.08)	10,921,009.73	8,015,966.71
92922FB72	1,382,053.83	-	1,382,053.83	1,369,454.62	(12,599.21)	1,369,454.62	906,685.01
92922FG77	12,404,165.49	-	12,404,165.49	11,857,723.25	(546,442.24)	11,857,723.25	11,581,387.02
92922FQ76	232,385.69	-	232,385.69	232,416.43	30.74	232,416.43	283,408.59
92922FTJ7	1,524,747.41	-	1,524,747.41	1,465,394.68	(59,352.73)	1,465,394.68	1,163,810.77
92922FW61	1,157,312.43	-	1,157,312.43	894,487.71	(262,824.72)	894,487.71	902,785.82
92922FWU8	4,575,811.82	-	4,575,811.82	4,488,437.15	(87,374.67)	4,488,437.15	3,857,829.43
92922FZF8	9,673,825.63	-	9,673,825.63	9,580,940.89	(92,884.74)	9,580,940.89	7,449,739.94
92925CBB7	4,956,363.66	-	4,956,363.66	4,911,005.27	(45,358.39)	4,911,005.27	3,398,387.13
939336PT4	14,209.95	-	14,209.95	16,868.38	2,658.43	16,868.38	112,136.25
939336U35	1,637,266.69	-	1,637,266.69	1,635,985.00	(1,281.69)	1,635,985.00	1,882,267.13
939336X65	12,911,420.23	-	12,911,420.23	12,785,497.61	(125,922.62)	12,785,497.61	10,330,075.25
939336Z48	4,607,693.45	-	4,607,693.45	4,598,787.92	(8,905.53)	4,598,787.92	4,206,622.82
93934FHC9	10,118,393.98	-	10,118,393.98	9,981,069.16	(137,324.82)	9,981,069.16	5,938,722.60
93934FJQ6	18,919,093.45	-	18,919,093.45	18,636,019.20	(283,074.25)	18,636,019.20	11,053,573.31
94981VAX5	1,102,785.13	-	1,102,785.13	1,100,448.27	(2,336.86)	1,100,448.27	1,126,312.93
94983CAJ6	19,370,475.51	-	19,370,475.51	19,266,207.62	(104,267.89)	19,266,207.62	19,366,567.05
94983TAE0	11,848,927.60	-	11,848,927.60	11,491,471.25	(357,456.35)	11,491,471.25	11,104,839.58
94983YAQ2	4,828,398.16	-	4,828,398.16	4,713,842.64	(114,555.52)	4,713,842.64	4,387,123.87
94985JAG5	18,581,530.31	-	18,581,530.31	18,550,313.82	(31,216.49)	18,550,313.82	16,633,773.80
Totals	$1,362,887,892.31	$-	$1,362,887,892.31	$1,335,628,211.52	$(27,259,680.79)	$1,335,628,211.52	$975,241,505.93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table lists impairments for loan-backed and structured securities for the three months ended March 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$2,453,688.48	$-	$2,453,688.48	$534,425.13	$(1,919,263.35)	$534,425.13	$349,508.39
007036FY7	24,525.31	-	24,525.31	16,981.28	(7,544.03)	16,981.28	16,756.74
007036GB6	452,415.25	-	452,415.25	302,370.50	(150,044.75)	302,370.50	325,127.38
02639MAK2	18,335,555.90	-	18,335,555.90	17,087,910.65	(1,247,645.25)	17,087,910.65	14,669,129.10
02660TBF9	1,933,645.37	-	1,933,645.37	610,617.59	(1,323,027.78)	610,617.59	1,427,102.41
02660TGN7	9,518,822.57	-	9,518,822.57	9,515,580.70	(3,241.87)	9,515,580.70	5,931,888.65
02660WAC0	19,504,543.37	-	19,504,543.37	19,015,978.26	(488,565.11)	19,015,978.26	11,965,232.87
02660XAD6	14,546,896.60	-	14,546,896.60	14,122,596.11	(424,300.49)	14,122,596.11	9,346,561.00
040104QN4	4,868,078.45	-	4,868,078.45	4,749,280.59	(118,797.86)	4,749,280.59	4,159,964.26
05946XYP2	1,263,430.72	-	1,263,430.72	1,241,498.36	(21,932.36)	1,241,498.36	740,046.66
05948JAA0	377,018.03	-	377,018.03	371,560.85	(5,457.18)	371,560.85	285,985.91
05949AHG8	5,864,012.59	-	5,864,012.59	5,792,053.62	(71,958.97)	5,792,053.62	5,548,665.42
05949ALH1	2,788,640.95	-	2,788,640.95	2,767,067.21	(21,573.74)	2,767,067.21	2,708,085.34
05949AZG8	2,250,828.83	-	2,250,828.83	2,139,506.99	(111,321.84)	2,139,506.99	2,104,144.70
05950DAA8	12,137,989.08	-	12,137,989.08	11,873,752.53	(264,236.55)	11,873,752.53	9,716,423.19
05950HAA9	24,333,569.53	-	24,333,569.53	24,069,760.37	(263,809.16)	24,069,760.37	22,103,331.00
06050HKX5	726,208.27	-	726,208.27	638,679.73	(87,528.54)	638,679.73	355,148.77
06050HKY3	291,082.57	-	291,082.57	11,643.40	(279,439.17)	11,643.40	92,176.41
06652DAA7	7,594,959.54	-	7,594,959.54	7,271,154.06	(323,805.48)	7,271,154.06	4,475,435.31
07384MS60	2,967,228.97	-	2,967,228.97	2,953,642.19	(13,586.78)	2,953,642.19	2,753,314.06
07384MSP8	652,279.17	-	652,279.17	249,054.64	(403,224.53)	249,054.64	458,090.20
07384YPP5	3,540,444.57	-	3,540,444.57	1,602,667.70	(1,937,776.87)	1,602,667.70	1,002,156.71
073854AB7	15,781,621.86	-	15,781,621.86	13,982,208.45	(1,799,413.41)	13,982,208.45	9,659,937.28
07386HCM1	1,057,528.53	-	1,057,528.53	420,552.03	(636,976.50)	420,552.03	707,317.87
07386HMB4	2,544,819.91	-	2,544,819.91	2,399,703.53	(145,116.38)	2,399,703.53	2,223,400.41
07386HSP7	6,373,744.64	-	6,373,744.64	6,231,520.21	(142,224.43)	6,231,520.21	4,264,113.53
073879QF8	1,052,690.23	-	1,052,690.23	810,912.07	(241,778.16)	810,912.07	616,584.28
073879Z92	11,621,639.60	-	11,621,639.60	9,616,279.93	(2,005,359.67)	9,616,279.93	4,585,041.57
07820QAY1	17,270,978.53	-	17,270,978.53	16,334,265.50	(936,713.03)	16,334,265.50	12,391,361.40
078446AB7	158,000.00	-	158,000.00	135,000.00	(23,000.00)	135,000.00	135,000.00
12479DAC2	14,814,472.13	-	14,814,472.13	10,481,540.76	(4,332,931.37)	10,481,540.76	12,623,166.27
12629EAK1	3,305.17	-	3,305.17	1,855.03	(1,450.14)	1,855.03	16,321.24
12638PAL3	85.45	-	85.45	55.07	(30.38)	55.07	245.24
12667FUL7	765,016.22	-	765,016.22	374,418.18	(390,598.04)	374,418.18	282,015.42
12667GCB7	1,247,773.59	-	1,247,773.59	1,244,766.76	(3,006.83)	1,244,766.76	1,006,637.33
12667GME0	17,856,951.29	-	17,856,951.29	17,358,021.50	(498,929.79)	17,358,021.50	10,010,579.82
12667GR62	11,553,888.87	-	11,553,888.87	11,077,060.04	(476,828.83)	11,077,060.04	7,783,552.02
12667GRW5	752,425.95	-	752,425.95	638,937.01	(113,488.94)	638,937.01	393,389.01
12667GS20	14,984,870.18	-	14,984,870.18	14,603,479.12	(381,391.06)	14,603,479.12	8,473,996.90
12667GWF6	9,314,884.23	-	9,314,884.23	8,899,557.04	(415,327.19)	8,899,557.04	4,449,607.75
12667GYX5	1,178,006.28	-	1,178,006.28	1,148,664.89	(29,341.39)	1,148,664.89	1,172,667.48
12668A3V5	5,302.70	-	5,302.70	3,250.28	(2,052.42)	3,250.28	31,126.84
12668ACG8	4,562,252.57	-	4,562,252.57	4,428,668.32	(133,584.25)	4,428,668.32	3,839,846.65
12668ACY9	930,532.21	-	930,532.21	918,663.59	(11,868.62)	918,663.59	725,290.39
12668ACZ6	3,972,862.43	-	3,972,862.43	3,957,478.64	(15,383.79)	3,957,478.64	2,521,691.24
12668AEV3	12,945,842.36	-	12,945,842.36	12,690,145.00	(255,697.36)	12,690,145.00	7,663,002.82
12668AGW9	3,165,426.49	-	3,165,426.49	3,150,569.66	(14,856.83)	3,150,569.66	2,826,591.59
12668AVP7	8,140,249.88	-	8,140,249.88	8,083,319.57	(56,930.31)	8,083,319.57	5,455,786.21
12668BDR1	7,725.61	-	7,725.61	6,239.02	(1,486.59)	6,239.02	53,236.48
126694F86	1,138.45	-	1,138.45	142.31	(996.14)	142.31	13,742.52
126694P36	769.13	-	769.13	744.38	(24.75)	744.38	11,289.62
126694YM4	3,648,371.76	-	3,648,371.76	3,622,223.00	(26,148.76)	3,622,223.00	2,047,117.51
126694YW2	2,948.00	-	2,948.00	2,380.73	(567.27)	2,380.73	264,800.08
126694ZD3	1,177.20	-	1,177.20	993.39	(183.81)	993.39	5,467.70
12669D3C0	486,730.56	-	486,730.56	454,969.05	(31,761.51)	454,969.05	262,534.26
12669EH33	242,081.18	-	242,081.18	241,168.56	(912.62)	241,168.56	235,448.53
12669FKR3	283,550.79	-	283,550.79	282,929.33	(621.46)	282,929.33	313,015.97
12669FW82	1,232,827.80	-	1,232,827.80	1,184,490.41	(48,337.39)	1,184,490.41	843,944.08
12669FXR9	617,953.10	-	617,953.10	581,117.30	(36,835.80)	581,117.30	452,538.83
12669GKH3	14,121,110.26	-	14,121,110.26	13,692,829.24	(428,281.02)	13,692,829.24	9,975,042.83
12669GMS7	286,281.76	-	286,281.76	276,320.63	(9,961.13)	276,320.63	175,183.45
12669GRM5	3,213,471.26	-	3,213,471.26	3,139,096.50	(74,374.76)	3,139,096.50	1,864,520.48
12669GRQ6	8,410,831.51	-	8,410,831.51	8,182,866.55	(227,964.96)	8,182,866.55	5,310,114.19
12669GTV3	413,035.72	-	413,035.72	405,784.70	(7,251.02)	405,784.70	243,793.15
12669GUR0	4,029,454.29	-	4,029,454.29	3,965,969.97	(63,484.32)	3,965,969.97	2,400,594.43
161551FD3	1,657,936.70	-	1,657,936.70	1,648,866.19	(9,070.51)	1,648,866.19	1,415,497.04
17307G3D8	1,915,753.19	-	1,915,753.19	461,733.62	(1,454,019.57)	461,733.62	611,605.45
17307GH76	371,250.73	-	371,250.73	186,799.35	(184,451.38)	186,799.35	267,832.05
17307GMQ8	6,168,397.65	-	6,168,397.65	6,063,224.90	(105,172.75)	6,063,224.90	6,045,450.00
17309MAF0	38,073.65	-	38,073.65	23,798.74	(14,274.91)	23,798.74	56,073.51
17309QAM6	3,000.00	-	3,000.00	2,231.78	(768.22)	2,231.78	7,518.00
17309RAM4	3,211.91	-	3,211.91	2,006.63	(1,205.28)	2,006.63	31,031.70
17309SAM2	1,221.18	-	1,221.18	913.99	(307.19)	913.99	1,923.72
17309YAK3	265.61	-	265.61	187.26	(78.35)	187.26	1,701.14
17310UAE2	3,101.60	-	3,101.60	2,218.10	(883.50)	2,218.10	38,559.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22540V3F7	$2,275,694.27	$-	$2,275,694.27	$698,301.03	$(1,577,393.24)	$698,301.03	$1,301,934.10
22540V5D0	77,142.36	-	77,142.36	21,137.83	(56,004.53)	21,137.83	73,827.51
22540VFZ0	1,681,559.50	-	1,681,559.50	1,604,721.05	(76,838.45)	1,604,721.05	1,436,228.70
22540VG71	165,343.82	-	165,343.82	162,283.63	(3,060.19)	162,283.63	148,378.53
22540VGA4	1,738,277.77	-	1,738,277.77	1,186,868.24	(551,409.53)	1,186,868.24	999,172.82
22540VQ70	1,122,283.72	-	1,122,283.72	1,010,057.39	(112,226.33)	1,010,057.39	653,088.97
22541NFL8	4,821,216.43	-	4,821,216.43	4,351,713.78	(469,502.65)	4,351,713.78	4,476,331.65
22541NMA4	1,398,837.57	-	1,398,837.57	1,330,802.93	(68,034.64)	1,330,802.93	1,058,995.73
22541NMB2	391,647.47	-	391,647.47	245,148.15	(146,499.32)	245,148.15	196,792.35
22541NTH2	114,360.35	-	114,360.35	19,467.53	(94,892.82)	19,467.53	65,910.45
22541NUB3	2,751,670.42	-	2,751,670.42	1,142,047.70	(1,609,622.72)	1,142,047.70	1,560,501.67
22541Q4M1	946,992.48	-	946,992.48	196,498.73	(750,493.75)	196,498.73	615,985.53
22541QA44	1,102,838.83	-	1,102,838.83	838,439.53	(264,399.30)	838,439.53	648,230.30
22541QDA7	893,231.21	-	893,231.21	400,784.87	(492,446.34)	400,784.87	542,856.12
22541QFK3	361,287.41	-	361,287.41	140,035.09	(221,252.32)	140,035.09	225,090.49
22541QQR6	1,031,789.48	-	1,031,789.48	389,761.48	(642,028.00)	389,761.48	349,545.67
22541SFL7	613.42	-	613.42	40.85	(572.57)	40.85	282.11
22541SJV1	3,709,003.03	-	3,709,003.03	1,069,449.76	(2,639,553.27)	1,069,449.76	1,089,416.14
22541SXR4	1,752,619.87	-	1,752,619.87	1,572,097.61	(180,522.26)	1,572,097.61	819,437.21
225458UJ5	7,110,466.01	-	7,110,466.01	7,074,122.95	(36,343.06)	7,074,122.95	6,641,529.32
225470R88	677,276.99	-	677,276.99	-	(677,276.99)	-	-
2254W0NK7	1,173,818.08	-	1,173,818.08	760,226.30	(413,591.78)	760,226.30	750,308.00
22943HAD8	11,922,928.16	-	11,922,928.16	11,833,184.00	(89,744.16)	11,833,184.00	6,567,975.00
23245QAA7	2,491,649.89	-	2,491,649.89	2,454,217.55	(37,432.34)	2,454,217.55	1,605,827.56
23332UAC8	5,477,058.53	-	5,477,058.53	5,076,677.70	(400,380.83)	5,076,677.70	4,133,497.96
23332UAR5	9,942,332.80	-	9,942,332.80	9,142,826.69	(799,506.11)	9,142,826.69	6,488,431.57
23332UAS3	176,471.15	-	176,471.15	131,790.31	(44,680.84)	131,790.31	79,869.39
23332UBG8	6,917,454.70	-	6,917,454.70	6,723,925.69	(193,529.01)	6,723,925.69	4,422,271.03
23332UBV5	6,463,303.41	-	6,463,303.41	6,155,042.41	(308,261.00)	6,155,042.41	3,652,777.34
23332UBW3	466,359.66	-	466,359.66	365,786.21	(100,573.45)	365,786.21	249,078.55
23332UCM4	620,141.55	-	620,141.55	596,863.72	(23,277.83)	596,863.72	393,036.85
23332UDU5	20,873,214.78	-	20,873,214.78	20,535,208.92	(338,005.86)	20,535,208.92	12,802,892.92
251510EH2	31,386,373.97	-	31,386,373.97	29,776,920.83	(1,609,453.14)	29,776,920.83	23,554,371.60
251510FB4	7,006,196.35	-	7,006,196.35	6,932,571.07	(73,625.28)	6,932,571.07	5,597,637.24
251510NB5	5,194,850.34	-	5,194,850.34	5,126,868.69	(67,981.65)	5,126,868.69	4,170,830.93
251510NC3	14,323,115.79	-	14,323,115.79	13,322,014.84	(1,001,100.95)	13,322,014.84	3,492,455.94
26441EAC5	251,750.00	-	251,750.00	198,750.00	(53,000.00)	198,750.00	225,000.00
30251YAB4	8,734,778.32	-	8,734,778.32	8,733,046.45	(1,731.87)	8,733,046.45	6,591,850.01
318340AB2	718,001.87	-	718,001.87	715,352.80	(2,649.07)	715,352.80	499,575.78
32051GZS7	6,893,588.46	-	6,893,588.46	6,639,958.44	(253,630.02)	6,639,958.44	6,128,064.02
32056CAH2	17,234,064.17	-	17,234,064.17	16,715,349.63	(518,714.54)	16,715,349.63	13,812,531.77
35952Z007	5,923,357.50	-	5,923,357.50	6,153,734.58	230,377.08	6,153,734.58	2,614,467.35
35952Z023	4,511,207.33	-	4,511,207.33	4,731,293.75	220,086.42	4,731,293.75	2,017,445.52
35952Z031	4,688,529.85	-	4,688,529.85	4,851,154.60	162,624.75	4,851,154.60	1,984,276.13
35952Z049	4,383,058.82	-	4,383,058.82	4,393,146.88	10,088.06	4,393,146.88	1,675,385.40
35952Z056	4,285,422.23	-	4,285,422.23	4,269,538.30	(15,883.93)	4,269,538.30	1,598,247.30
35952Z064	4,622,032.21	-	4,622,032.21	4,584,118.38	(37,913.83)	4,584,118.38	1,691,625.00
35952ZA06	12,498,712.41	-	12,498,712.41	12,575,211.46	76,499.05	12,575,211.46	4,485,745.61
35952ZA14	581,463.26	-	581,463.26	587,470.60	6,007.34	587,470.60	201,154.51
35952ZA22	891,667.03	-	891,667.03	893,126.09	1,459.06	893,126.09	311,226.52
36228F5R3	1,784,822.54	-	1,784,822.54	1,778,747.31	(6,075.23)	1,778,747.31	1,458,742.78
36228FWU6	1,556,604.65	-	1,556,604.65	823,352.71	(733,251.94)	823,352.71	812,440.43
362341XE4	22,425,896.22	-	22,425,896.22	22,368,539.44	(57,356.78)	22,368,539.44	21,086,283.99
36242D3Z4	36,379.87	-	36,379.87	15,591.36	(20,788.51)	15,591.36	37,656.00
36242DBJ1	3,438,269.83	-	3,438,269.83	3,420,420.30	(17,849.53)	3,420,420.30	3,500,314.50
36242DBZ5	429,175.02	-	429,175.02	225,117.23	(204,057.79)	225,117.23	295,550.48
36242DGA5	69,435.41	-	69,435.41	26,274.41	(43,161.00)	26,274.41	58,577.90
39538RAB5	11,623,755.02	-	11,623,755.02	11,432,435.14	(191,319.88)	11,432,435.14	7,057,154.77
39538RBB4	13,378,059.89	-	13,378,059.89	13,024,188.11	(353,871.78)	13,024,188.11	7,609,786.63
40430HCQ9	2,200.00	-	2,200.00	2,100.64	(99.36)	2,100.64	10,717.00
40431KAA8	149,189.31	-	149,189.31	142,514.17	(6,675.14)	142,514.17	133,381.48
40431RAN5	1,710.12	-	1,710.12	1,258.01	(452.11)	1,258.01	16,720.13
41161PA86	1,861,912.82	-	1,861,912.82	1,793,823.19	(68,089.63)	1,793,823.19	1,456,655.50
41161PHC0	8,480,233.29	-	8,480,233.29	8,047,261.87	(432,971.42)	8,047,261.87	5,713,154.60
41161PHU0	8,069,968.77	-	8,069,968.77	7,684,462.58	(385,506.19)	7,684,462.58	5,347,306.39
41161PKH5	658,084.51	-	658,084.51	606,795.26	(51,289.25)	606,795.26	372,600.09
41161PL43	20,523,288.84	-	20,523,288.84	20,419,930.24	(103,358.60)	20,419,930.24	12,781,885.31
41161PLR2	13,321,773.78	-	13,321,773.78	12,987,652.51	(334,121.27)	12,987,652.51	8,321,877.67
41161PMG5	16,048,389.29	-	16,048,389.29	15,731,418.89	(316,970.40)	15,731,418.89	9,998,660.91
41161PQU0	13,826,326.41	-	13,826,326.41	13,555,850.58	(270,475.83)	13,555,850.58	8,626,403.84
41161PSC8	14,528.64	-	14,528.64	14,033.60	(495.04)	14,033.60	124,376.82
41161PTN3	2,302,587.27	-	2,302,587.27	2,267,897.68	(34,689.59)	2,267,897.68	1,459,874.85
41161PTP8	743,972.74	-	743,972.74	667,587.10	(76,385.64)	667,587.10	462,175.37
41161PWB5	7,452,210.68	-	7,452,210.68	7,343,571.23	(108,639.45)	7,343,571.23	4,400,431.53
41161PXH1	832,815.67	-	832,815.67	806,920.48	(25,895.19)	806,920.48	523,731.19
43739EAP2	20,692,394.62	-	20,692,394.62	20,035,045.20	(657,349.42)	20,035,045.20	14,146,968.62
43739EBJ5	9,470,912.02	-	9,470,912.02	9,396,575.94	(74,336.08)	9,396,575.94	7,270,684.58
43739EBS5	9,390,295.34	-	9,390,295.34	9,389,284.23	(1,011.11)	9,389,284.23	7,607,314.18
45254NHV2	341,137.23	-	341,137.23	339,614.90	(1,522.33)	339,614.90	116,101.73
45254NJG3	1,424,847.27	-	1,424,847.27	1,419,982.71	(4,864.56)	1,419,982.71	999,106.62
45254NJV0	1,051,000.26	-	1,051,000.26	1,018,268.36	(32,731.90)	1,018,268.36	739,380.20
45254NJX6	231,656.42	-	231,656.42	225,351.66	(6,304.76)	225,351.66	226,639.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKA4	$331,844.54	$-	$331,844.54	$318,869.14	$(12,975.40)	$318,869.14	$283,301.03
45254NKD8	4,272,196.68	-	4,272,196.68	4,241,554.76	(30,641.92)	4,241,554.76	4,079,501.13
45254NKF3	5,411,268.71	-	5,411,268.71	5,375,358.55	(35,910.16)	5,375,358.55	3,907,449.03
45254NKX4	6,445,811.39	-	6,445,811.39	6,424,443.63	(21,367.76)	6,424,443.63	4,379,416.71
45254NNP8	14,083,007.01	-	14,083,007.01	13,666,815.37	(416,191.64)	13,666,815.37	9,121,771.55
45254NPA9	15,940,578.75	-	15,940,578.75	15,933,131.06	(7,447.69)	15,933,131.06	12,708,722.73
45254NPG6	1,175,882.71	-	1,175,882.71	1,157,848.67	(18,034.04)	1,157,848.67	738,933.65
45254NPU5	5,653,762.95	-	5,653,762.95	5,641,300.15	(12,462.80)	5,641,300.15	3,776,426.59
45254TMK7	130,530.47	-	130,530.47	62,513.91	(68,016.56)	62,513.91	54,380.80
45254TRX4	357,025.60	-	357,025.60	356,784.07	(241.53)	356,784.07	245,781.75
45254TSM7	4,512,352.74	-	4,512,352.74	4,462,272.27	(50,080.47)	4,462,272.27	2,348,642.95
45660LCN7	6,176,052.77	-	6,176,052.77	5,616,319.65	(559,733.12)	5,616,319.65	3,703,076.80
45660LKW8	26,921,535.01	-	26,921,535.01	26,267,530.99	(654,004.02)	26,267,530.99	15,970,287.96
45660LNB1	317,976.95	-	317,976.95	190,647.02	(127,329.93)	190,647.02	231,828.20
45660LW96	3,873,134.29	-	3,873,134.29	3,780,548.16	(92,586.13)	3,780,548.16	2,275,316.34
45660LWD7	3,519,060.59	-	3,519,060.59	3,203,246.84	(315,813.75)	3,203,246.84	3,190,219.08
45660LYW3	4,523,469.44	-	4,523,469.44	4,414,090.05	(109,379.39)	4,414,090.05	2,583,596.05
45660N2J3	5,481,285.28	-	5,481,285.28	4,983,344.33	(497,940.95)	4,983,344.33	4,233,633.23
45660N2Y0	1,851,786.83	-	1,851,786.83	1,737,903.11	(113,883.72)	1,737,903.11	1,309,299.43
45660N3S2	5,620,388.09	-	5,620,388.09	5,556,993.78	(63,394.31)	5,556,993.78	3,925,153.28
45660N5H4	6,500,812.68	-	6,500,812.68	5,938,529.30	(562,283.38)	5,938,529.30	4,306,102.61
45660NKM6	3,259,208.05	-	3,259,208.05	2,423,843.32	(835,364.73)	2,423,843.32	2,151,896.13
45660NRB3	943,200.26	-	943,200.26	898,173.23	(45,027.03)	898,173.23	552,152.31
45660NS30	2,728,972.76	-	2,728,972.76	2,537,015.63	(191,957.13)	2,537,015.63	2,079,122.13
45660NT88	98,741.40	-	98,741.40	82,300.74	(16,440.66)	82,300.74	56,178.65
45660NT96	2,966,466.70	-	2,966,466.70	2,475,717.93	(490,748.77)	2,475,717.93	2,182,358.43
45660NZY4	826,721.67	-	826,721.67	687,642.66	(139,079.01)	687,642.66	516,762.10
456612AC4	18,542,321.13	-	18,542,321.13	18,024,907.82	(517,413.31)	18,024,907.82	10,088,170.91
45664BAE7	13,458.26	-	13,458.26	4,435.04	(9,023.22)	4,435.04	41,190.31
45667WAA6	5,049,794.60	-	5,049,794.60	5,021,704.07	(28,090.53)	5,021,704.07	3,803,838.41
466247UG6	2,981,863.38	-	2,981,863.38	2,882,213.62	(99,649.76)	2,882,213.62	2,593,603.01
466247XE8	7,074,433.96	-	7,074,433.96	6,920,733.77	(153,700.19)	6,920,733.77	4,953,603.90
46627MBQ9	13,368,456.37	-	13,368,456.37	13,182,036.89	(186,419.48)	13,182,036.89	9,580,139.68
46627MCS4	8,472,873.62	-	8,472,873.62	8,133,786.63	(339,086.99)	8,133,786.63	6,414,399.53
46629NAC7	144,599.24	-	144,599.24	77,491.69	(67,107.55)	77,491.69	56,704.87
46629QAR7	2,842.18	-	2,842.18	764.50	(2,077.68)	764.50	26,563.93
52520MFT5	38,001.03	-	38,001.03	37,095.72	(905.31)	37,095.72	205,939.54
525221CD7	515,379.55	-	515,379.55	289,031.50	(226,348.05)	289,031.50	80,934.70
52524YAF0	13,024,286.55	-	13,024,286.55	13,020,306.86	(3,979.69)	13,020,306.86	7,273,658.02
550279AA1	5,306,767.28	-	5,306,767.28	5,254,113.84	(52,653.44)	5,254,113.84	3,648,868.38
576429AL8	6,301.40	-	6,301.40	5,234.12	(1,067.28)	5,234.12	33,682.30
576433FP6	716,739.85	-	716,739.85	486,587.08	(230,152.77)	486,587.08	212,634.61
576433G42	9,591,132.34	-	9,591,132.34	9,403,432.27	(187,700.07)	9,403,432.27	5,740,942.78
576433GW0	1,554,838.72	-	1,554,838.72	774,679.26	(780,159.46)	774,679.26	572,154.49
576433H33	5,213,449.39	-	5,213,449.39	5,195,623.86	(17,825.53)	5,195,623.86	4,128,411.32
576433NH5	3,600,549.02	-	3,600,549.02	1,903,270.80	(1,697,278.22)	1,903,270.80	2,129,474.94
576433RB4	421,472.25	-	421,472.25	302,879.08	(118,593.17)	302,879.08	215,175.63
576433RU2	2,312,081.73	-	2,312,081.73	1,593,962.25	(718,119.48)	1,593,962.25	885,300.00
576433SE7	1,861,655.69	-	1,861,655.69	1,543,097.40	(318,558.29)	1,543,097.40	438,060.00
576433YN0	1,262,205.21	-	1,262,205.21	1,251,445.49	(10,759.72)	1,251,445.49	805,332.60
576438AA3	3,925,515.20	-	3,925,515.20	3,902,606.39	(22,908.81)	3,902,606.39	3,286,650.99
5899292N7	1,522,447.66	-	1,522,447.66	1,503,401.34	(19,046.32)	1,503,401.34	1,455,741.23
5899293W6	1,784,380.45	-	1,784,380.45	617,292.39	(1,167,088.06)	617,292.39	949,360.02
589929E87	1,242,613.94	-	1,242,613.94	1,094,053.32	(148,560.62)	1,094,053.32	809,262.50
589929P69	433,674.00	-	433,674.00	352,359.20	(81,314.80)	352,359.20	425,853.21
59020UNZ4	1,736,038.67	-	1,736,038.67	1,723,668.92	(12,369.75)	1,723,668.92	1,724,516.49
59020UQ40	1,352,319.19	-	1,352,319.19	1,333,846.58	(18,472.61)	1,333,846.58	871,546.92
59020UQ57	3,592,488.79	-	3,592,488.79	3,408,400.05	(184,088.74)	3,408,400.05	1,938,560.00
59020UTL9	1,060,471.51	-	1,060,471.51	658,719.06	(401,752.45)	658,719.06	573,387.99
59020UXN0	289,340.55	-	289,340.55	126,115.57	(163,224.98)	126,115.57	254,370.00
61748HAQ4	5,573,135.65	-	5,573,135.65	5,562,456.05	(10,679.60)	5,562,456.05	4,924,270.14
61753VAG7	960.00	-	960.00	848.91	(111.09)	848.91	2,949.59
61913PAA0	13,098,828.03	-	13,098,828.03	12,912,275.51	(186,552.52)	12,912,275.51	11,854,655.64
61915RAZ9	48,759.04	-	48,759.04	37,045.05	(11,713.99)	37,045.05	22,629.77
61915RBB1	7,685,200.98	-	7,685,200.98	7,558,357.46	(126,843.52)	7,558,357.46	4,904,245.07
65535VSQ2	4,518.45	-	4,518.45	2,304.97	(2,213.48)	2,304.97	11,382.53
65537BAG5	22,246.12	-	22,246.12	21,490.86	(755.26)	21,490.86	103,211.15
669884AF5	8,312.44	-	8,312.44	7,437.24	(875.20)	7,437.24	21,019.50
68383NCA9	26,151,132.42	-	26,151,132.42	26,085,936.31	(65,196.11)	26,085,936.31	18,722,090.34
68383NCD3	2,889,050.10	-	2,889,050.10	2,849,200.43	(39,849.67)	2,849,200.43	1,217,631.00
68383NCU5	10,531,155.88	-	10,531,155.88	9,957,837.67	(573,318.21)	9,957,837.67	7,136,628.79
68383NDT7	9,550,897.44	-	9,550,897.44	9,525,644.58	(25,252.86)	9,525,644.58	5,275,114.07
68389FBW3	31,717.29	-	31,717.29	30,640.63	(1,076.66)	30,640.63	26,629.59
68402CAC8	750,875.46	-	750,875.46	718,864.26	(32,011.20)	718,864.26	653,561.78
74927XAM4	136,826.02	-	136,826.02	64,143.68	(72,682.34)	64,143.68	245,182.35
76110H4M8	256,753.13	-	256,753.13	210,142.48	(46,610.65)	210,142.48	242,456.12
76110H5C9	302,454.33	-	302,454.33	204,912.70	(97,541.63)	204,912.70	224,082.66
76110HKX6	6,068,563.83	-	6,068,563.83	1,941,095.71	(4,127,468.12)	1,941,095.71	4,327,769.07
76110HKY4	480,547.48	-	480,547.48	138,009.92	(342,537.56)	138,009.92	465,514.66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110W4J2	$4,260.41	$-	$4,260.41	$4,211.63	$(48.78)	$4,211.63	$19,925.20
761118FM5	10,791,534.20	-	10,791,534.20	10,527,879.12	(263,655.08)	10,527,879.12	7,898,244.78
761118KU1	8,313,017.07	-	8,313,017.07	8,048,351.68	(264,665.39)	8,048,351.68	4,983,812.76
761118NN4	11,285,348.26	-	11,285,348.26	10,982,282.46	(303,065.80)	10,982,282.46	6,908,850.47
761118RJ9	551,317.20	-	551,317.20	522,283.81	(29,033.39)	522,283.81	290,388.31
761118RM2	23,852,735.80	-	23,852,735.80	22,619,711.71	(1,233,024.09)	22,619,711.71	13,131,342.93
76112BN55	9,452.31	-	9,452.31	8,493.47	(958.84)	8,493.47	16,316.20
79549AYA1	1,661,474.21	-	1,661,474.21	1,430,138.58	(231,335.63)	1,430,138.58	776,829.25
79549AYB9	180,937.10	-	180,937.10	111,626.96	(69,310.14)	111,626.96	96,885.98
81744FDK0	2,290,812.89	-	2,290,812.89	2,269,364.54	(21,448.35)	2,269,364.54	2,049,193.36
84752CAE7	1,727,986.23	-	1,727,986.23	1,653,665.61	(74,320.62)	1,653,665.61	770,148.18
863579KG2	3,863,876.32	-	3,863,876.32	3,795,231.53	(68,644.79)	3,795,231.53	2,581,451.16
863579YR3	9,253,862.38	-	9,253,862.38	8,966,225.84	(287,636.54)	8,966,225.84	6,337,919.78
86358HQW2	18,647.07	-	18,647.07	11,537.27	(7,109.80)	11,537.27	170,667.90
86358RLG0	420,315.74	-	420,315.74	235,746.42	(184,569.32)	235,746.42	262,713.28
86358RSJ7	70,965.43	-	70,965.43	2,839.73	(68,125.70)	2,839.73	22,217.30
86358RUM7	141,829.45	-	141,829.45	109,529.72	(32,299.73)	109,529.72	80,998.92
86358RZC4	249,395.06	-	249,395.06	44,686.59	(204,708.47)	44,686.59	148,614.08
86359A5E9	378,734.74	-	378,734.74	269,582.81	(109,151.93)	269,582.81	214,794.57
86359ADN0	1,103,130.42	-	1,103,130.42	1,072,622.59	(30,507.83)	1,072,622.59	353,240.00
86359AHD8	481,419.23	-	481,419.23	449,620.06	(31,799.17)	449,620.06	352,322.46
86359AKY8	52,679.87	-	52,679.87	17,941.14	(34,738.73)	17,941.14	45,457.03
86359ANH2	1,527,343.89	-	1,527,343.89	1,488,638.16	(38,705.73)	1,488,638.16	1,376,807.19
86359AVY6	422,371.44	-	422,371.44	267,085.31	(155,286.13)	267,085.31	305,827.09
86359AXX6	2,763,277.51	-	2,763,277.51	1,351,109.47	(1,412,168.04)	1,351,109.47	2,373,641.41
86359AZE6	965,347.87	-	965,347.87	496,906.29	(468,441.58)	496,906.29	759,943.49
86359BU82	53,701.78	-	53,701.78	19,190.81	(34,510.97)	19,190.81	9,535.84
86359DUV7	59,401.60	-	59,401.60	33,520.99	(25,880.61)	33,520.99	50,754.19
86360JAA9	12,974,684.64	-	12,974,684.64	12,890,442.62	(84,242.02)	12,890,442.62	6,524,355.67
86360JAN1	4,811,749.07	-	4,811,749.07	4,725,086.83	(86,662.24)	4,725,086.83	2,678,749.74
86361EAM3	3,284.60	-	3,284.60	1,110.83	(2,173.77)	1,110.83	9,061.02
86361EAP6	222.83	-	222.83	12.38	(210.45)	12.38	1,001.48
86361HAZ7	3,464.37	-	3,464.37	3,388.30	(76.07)	3,388.30	28,500.00
86361HBA1	505.52	-	505.52	498.47	(7.05)	498.47	3,808.06
87222EAJ7	13,908.37	-	13,908.37	9,125.69	(4,782.68)	9,125.69	32,841.49
885220FS7	8,959,281.99	-	8,959,281.99	8,834,441.37	(124,840.62)	8,834,441.37	7,735,453.82
89789KAC9	5,349.85	-	5,349.85	5,037.02	(312.83)	5,037.02	25,650.00
929093AA0	1,597,428.30	-	1,597,428.30	1,268,426.46	(329,001.84)	1,268,426.46	417,820.03
929227EN2	362,543.40	-	362,543.40	220,081.19	(142,462.21)	220,081.19	205,190.99
929227XH4	330,035.94	-	330,035.94	108,846.51	(221,189.43)	108,846.51	309,717.42
92922F3L0	54,962,013.73	-	54,962,013.73	53,117,955.74	(1,844,057.99)	53,117,955.74	45,994,942.12
92922F4M7	5,050,741.75	-	5,050,741.75	5,034,693.02	(16,048.73)	5,034,693.02	3,904,442.75
92922F5T1	8,676,171.03	-	8,676,171.03	8,643,649.97	(32,521.06)	8,643,649.97	6,654,817.86
92922F7A0	1,720,425.53	-	1,720,425.53	1,411,799.08	(308,626.45)	1,411,799.08	1,117,432.55
92922F7Q5	11,539,892.29	-	11,539,892.29	11,245,157.66	(294,734.63)	11,245,157.66	8,223,180.13
92922FB72	1,439,734.90	-	1,439,734.90	1,418,949.88	(20,785.02)	1,418,949.88	908,092.62
92922FD21	1,279,734.74	-	1,279,734.74	1,279,450.92	(283.82)	1,279,450.92	1,400,419.08
92922FD47	10,872,612.85	-	10,872,612.85	10,413,753.66	(458,859.19)	10,413,753.66	8,790,572.67
92922FG77	12,617,711.34	-	12,617,711.34	12,291,484.84	(326,226.50)	12,291,484.84	11,366,981.64
92922FJ25	7,421,446.36	-	7,421,446.36	7,410,294.13	(11,152.23)	7,410,294.13	5,642,228.79
92922FQ76	387,249.10	-	387,249.10	259,480.43	(127,768.67)	259,480.43	273,547.29
92922FTJ7	1,639,831.47	-	1,639,831.47	1,553,417.00	(86,414.47)	1,553,417.00	1,119,887.92
92922FU48	7,363,473.60	-	7,363,473.60	7,011,050.80	(352,422.80)	7,011,050.80	6,577,987.03
92922FW61	1,535,445.95	-	1,535,445.95	1,327,639.87	(207,806.08)	1,327,639.87	976,050.54
92922FWU8	4,811,650.60	-	4,811,650.60	4,670,390.57	(141,260.03)	4,670,390.57	3,243,919.64
92922FZF8	10,313,637.83	-	10,313,637.83	9,963,719.10	(349,918.73)	9,963,719.10	7,467,303.34
92925CBB7	5,120,972.13	-	5,120,972.13	5,058,558.70	(62,413.43)	5,058,558.70	3,535,425.05
92926SAE6	3,145,965.68	-	3,145,965.68	3,076,277.60	(69,688.08)	3,076,277.60	2,573,226.72
939336PT4	65,679.94	-	65,679.94	21,740.28	(43,939.66)	21,740.28	61,496.95
939336U35	1,758,275.27	-	1,758,275.27	1,720,040.22	(38,235.05)	1,720,040.22	1,819,234.99
939336X65	13,683,876.25	-	13,683,876.25	13,145,344.03	(538,532.22)	13,145,344.03	10,412,104.84
93934FHC9	10,339,448.82	-	10,339,448.82	10,120,432.78	(219,016.04)	10,120,432.78	6,211,494.25
93934FJQ6	19,266,145.77	-	19,266,145.77	19,003,975.87	(262,169.90)	19,003,975.87	11,360,421.15
93936JAM4	1,729.01	-	1,729.01	864.51	(864.50)	864.51	61,379.90
941034AD2	177,180.98	-	177,180.98	30,720.60	(146,460.38)	30,720.60	105,720.00
949775AC4	432,117.73	-	432,117.73	300,304.89	(131,812.84)	300,304.89	424,486.03
94981VAX5	1,180,397.18	-	1,180,397.18	1,173,574.31	(6,822.87)	1,173,574.31	1,175,928.82
94983CAJ6	20,750,754.03	-	20,750,754.03	20,056,492.24	(694,261.79)	20,056,492.24	20,004,332.78
94983EAH6	16,321,489.18	-	16,321,489.18	16,165,384.72	(156,104.46)	16,165,384.72	13,381,991.09
94983TAE0	12,465,453.87	-	12,465,453.87	12,376,506.12	(88,947.75)	12,376,506.12	11,193,989.73
94983YAQ2	5,185,412.71	-	5,185,412.71	4,872,833.42	(312,579.29)	4,872,833.42	4,438,067.58
L26479NN8	1,237,993.81	-	1,237,993.81	190,460.58	(1,047,533.23)	190,460.58	2,537,166.84
Totals	$1,471,905,695.71	$-	$1,471,905,695.71	$1,391,337,542.96	$(80,568,152.75)	$1,391,337,542.96	$1,015,645,802.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table lists impairments for loan-backed and structured securities for the three months ended December 31, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$392,914.51	$-	$392,914.51	$396,890.58	$3,976.07	$396,890.58	$390,925.02
004375CT6	9,408,193.30	-	9,408,193.30	8,562,534.09	(845,659.21)	8,562,534.09	4,783,498.94
00442GAD2	2,437,254.26	-	2,437,254.26	2,602,501.89	165,247.63	2,602,501.89	2,810,710.02
00442KAD3	4,412,473.61	-	4,412,473.61	4,278,160.00	(134,313.61)	4,278,160.00	3,239,750.54
007034AQ4	7,630,054.96	-	7,630,054.96	7,276,503.83	(353,551.13)	7,276,503.83	5,818,807.85
007036CE4	27,673.33	-	27,673.33	20,400.00	(7,273.33)	20,400.00	50,000.00
007036FB7	2,492,010.21	-	2,492,010.21	2,428,083.06	(63,927.15)	2,428,083.06	342,330.05
007036FY7	46,375.37	-	46,375.37	28,660.50	(17,714.87)	28,660.50	16,435.98
007036GB6	1,099,285.00	-	1,099,285.00	485,536.41	(613,748.59)	485,536.41	334,979.48
007037BK9	1,155,650.78	-	1,155,650.78	2,329,100.40	1,173,449.62	2,329,100.40	2,348,442.68
02146QAB9	16,240,391.54	-	16,240,391.54	16,015,900.25	(224,491.29)	16,015,900.25	9,877,931.55
02146TAQ0	18,632,146.52	-	18,632,146.52	18,310,000.00	(322,146.52)	18,310,000.00	16,689,902.25
02146YAD8	24,373,978.67	-	24,373,978.67	24,025,206.43	(348,772.24)	24,025,206.43	15,110,724.55
02147CAA1	10,872,095.79	-	10,872,095.79	10,865,188.19	(6,907.60)	10,865,188.19	6,604,821.67
02147DAB7	13,298,121.74	-	13,298,121.74	13,109,767.02	(188,354.72)	13,109,767.02	7,654,768.27
02147DAV3	2,278,949.00	-	2,278,949.00	2,659,475.64	380,526.64	2,659,475.64	1,973,882.50
02150MAB1	15,971,550.45	-	15,971,550.45	15,530,800.00	(440,750.45)	15,530,800.00	10,502,951.56
02660CAH3	679,469.69	-	679,469.69	321,326.38	(358,143.31)	321,326.38	235,266.88
02660TGN7	10,110,253.97	-	10,110,253.97	10,120,160.05	9,906.08	10,120,160.05	5,690,126.55
02660THA4	46,875.57	-	46,875.57	24,528.00	(22,347.57)	24,528.00	46,199.66
02660THL0	2,025,163.17	-	2,025,163.17	1,930,386.02	(94,777.15)	1,930,386.02	1,187,872.53
02660THT3	858,211.34	-	858,211.34	850,081.22	(8,130.12)	850,081.22	619,923.02
026929AD1	10,298,954.58	-	10,298,954.58	10,276,184.27	(22,770.31)	10,276,184.27	5,997,805.45
040104QN4	5,462,960.22	-	5,462,960.22	5,226,483.12	(236,477.10)	5,226,483.12	4,367,234.37
040104RV5	3,393,536.86	-	3,393,536.86	3,270,607.13	(122,929.73)	3,270,607.13	2,293,163.73
040104TF8	246,802.64	-	246,802.64	198,581.55	(48,221.09)	198,581.55	88,737.21
040104TG6	1,456,597.13	-	1,456,597.13	1,425,744.54	(30,852.59)	1,425,744.54	1,064,187.77
04012XAC9	586,310.20	-	586,310.20	319,925.46	(266,384.74)	319,925.46	216,293.42
05946XYB3	101,049.09	-	101,049.09	78,147.33	(22,901.76)	78,147.33	99,674.88
05948XPR6	2,082,465.13	-	2,082,465.13	557,100.77	(1,525,364.36)	557,100.77	1,231,958.53
05948XR52	474,971.01	-	474,971.01	91,470.39	(383,500.62)	91,470.39	188,272.14
05948XVH1	1,497,402.87	-	1,497,402.87	306,092.32	(1,191,310.55)	306,092.32	528,786.24
05948XVJ7	875,432.60	-	875,432.60	59,070.79	(816,361.81)	59,070.79	194,455.04
05949ALH1	2,910,262.88	-	2,910,262.88	2,855,947.26	(54,315.62)	2,855,947.26	2,746,262.47
05949AZG8	2,582,766.65	-	2,582,766.65	2,576,970.81	(5,795.84)	2,576,970.81	2,207,564.74
05950DAA8	12,267,524.43	-	12,267,524.43	12,223,571.80	(43,952.63)	12,223,571.80	9,373,865.03
07325VAG9	2,691,014.91	-	2,691,014.91	2,754,647.19	63,632.28	2,754,647.19	2,386,917.47
07384YNJ1	1,567,883.79	-	1,567,883.79	1,456,356.93	(111,526.86)	1,456,356.93	1,508,651.85
07384YPP5	4,596,090.24	-	4,596,090.24	3,674,174.67	(921,915.57)	3,674,174.67	999,108.79
073852AD7	2,164,167.52	-	2,164,167.52	1,934,225.00	(229,942.52)	1,934,225.00	1,185,850.00
07386HCM1	1,410,030.52	-	1,410,030.52	1,056,536.60	(353,493.92)	1,056,536.60	706,759.77
07386HCP4	184,720.16	-	184,720.16	39,486.65	(145,233.51)	39,486.65	69,911.61
07386HEN7	795,472.39	-	795,472.39	82,841.96	(712,630.43)	82,841.96	167,872.33
07386HHW4	28,412.44	-	28,412.44	23,711.51	(4,700.93)	23,711.51	118,363.69
07386HJL6	383,091.71	-	383,091.71	153,449.10	(229,642.61)	153,449.10	282,792.72
07386HLU3	9,848.96	-	9,848.96	8,937.40	(911.56)	8,937.40	68,639.21
07386HTQ4	415,178.41	-	415,178.41	250,591.67	(164,586.74)	250,591.67	347,054.18
073879PA0	1,795,558.69	-	1,795,558.69	1,668,300.00	(127,258.69)	1,668,300.00	661,470.00
073879QF8	1,097,646.34	-	1,097,646.34	1,108,896.41	11,250.07	1,108,896.41	629,200.12
073879Z92	11,677,483.85	-	11,677,483.85	11,388,410.35	(289,073.50)	11,388,410.35	3,777,103.02
07387AFA8	377,451.26	-	377,451.26	108,445.71	(269,005.55)	108,445.71	219,172.61
07387UHB0	2,977.83	-	2,977.83	-	(2,977.83)	-	9,898.61
07388UAB6	1,532,487.32	-	1,532,487.32	1,506,514.36	(25,972.96)	1,506,514.36	1,323,491.65
07389LAA7	854,961.17	-	854,961.17	851,520.28	(3,440.89)	851,520.28	759,409.75
07389PAY6	354,984.94	-	354,984.94	293,211.80	(61,773.14)	293,211.80	285,271.62
07389VAA5	1,725,560.82	-	1,725,560.82	1,715,357.28	(10,203.54)	1,715,357.28	1,617,545.00
07400XAB4	3,600,099.61	-	3,600,099.61	3,429,090.00	(171,009.61)	3,429,090.00	1,712,050.20
07401EAA7	10,274,180.08	-	10,274,180.08	10,365,076.78	90,896.70	10,365,076.78	8,625,676.27
07401LAA1	15,877,589.54	-	15,877,589.54	15,533,760.67	(343,828.87)	15,533,760.67	9,168,168.09
07401LAQ6	4,389,861.34	-	4,389,861.34	4,162,869.65	(226,991.69)	4,162,869.65	2,452,575.10
07401LAU7	(5,586.31)	-	(5,586.31)	-	5,586.31	-	-
07820QAY1	17,991,396.58	-	17,991,396.58	17,874,223.26	(117,173.32)	17,874,223.26	12,522,069.85
078446AB7	166,400.00	-	166,400.00	158,000.00	(8,400.00)	158,000.00	158,000.00
12489WQE7	1,538,342.85	-	1,538,342.85	1,345,000.00	(193,342.85)	1,345,000.00	927,180.00
12489WQH0	103,752.46	-	103,752.46	46,000.00	(57,752.46)	46,000.00	88,533.52
1248MEAE9	1,353,070.11	-	1,353,070.11	1,200,600.00	(152,470.11)	1,200,600.00	1,125,220.73
1248MEAG4	955,591.98	-	955,591.98	943,054.18	(12,537.80)	943,054.18	980,168.04
1248RHAD9	4,642,110.21	-	4,642,110.21	4,350,796.19	(291,314.02)	4,350,796.19	2,686,481.24
12498NAB9	1,296,327.42	-	1,296,327.42	1,300,043.64	3,716.22	1,300,043.64	1,022,226.52
12567AAF4	469,562.67	-	469,562.67	464,059.25	(5,503.42)	464,059.25	705,163.45
12629EAK1	16,909.19	-	16,909.19	8,122.99	(8,786.20)	8,122.99	44,561.95
12638PAL3	1,058.97	-	1,058.97	889.65	(169.32)	889.65	7,735.64
126670JD1	1,422,556.94	-	1,422,556.94	1,345,460.94	(77,096.00)	1,345,460.94	1,209,221.78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
126670KN7	$1,882,551.51	$-	$1,882,551.51	$1,819,500.00	$(63,051.51)	$1,819,500.00	$828,559.17
126670LP1	5,761,620.57	-	5,761,620.57	4,200,800.00	(1,560,820.57)	4,200,800.00	2,006,123.20
126670WT1	5,049,493.61	-	5,049,493.61	5,048,456.17	(1,037.44)	5,048,456.17	3,955,237.36
12667F2A2	107,950.75	-	107,950.75	81,501.98	(26,448.77)	81,501.98	57,031.63
12667GR62	12,034,217.30	-	12,034,217.30	12,073,212.23	38,994.93	12,073,212.23	7,916,470.73
12667GRW5	799,879.55	-	799,879.55	797,958.85	(1,920.70)	797,958.85	404,879.54
12667GS20	15,311,868.14	-	15,311,868.14	15,354,951.99	43,083.85	15,354,951.99	8,628,835.58
12667GWF6	9,652,027.05	-	9,652,027.05	9,489,259.99	(162,767.06)	9,489,259.99	4,902,737.70
12667NAC2	251,911.17	-	251,911.17	249,866.00	(2,045.17)	249,866.00	218,280.00
12668A3Q6	9,699,104.28	-	9,699,104.28	9,668,991.25	(30,113.03)	9,668,991.25	3,546,923.33
12668A3V5	6,673.14	-	6,673.14	5,302.70	(1,370.44)	5,302.70	30,555.79
12668A4B8	16,977,160.10	-	16,977,160.10	16,673,192.76	(303,967.34)	16,673,192.76	8,866,596.30
12668A4G7	15,366.29	-	15,366.29	13,010.94	(2,355.35)	13,010.94	68,978.49
12668ACZ6	4,065,168.53	-	4,065,168.53	4,050,696.56	(14,471.97)	4,050,696.56	2,424,715.75
12668AEV3	13,357,271.07	-	13,357,271.07	13,287,158.65	(70,112.42)	13,287,158.65	7,744,665.35
12668APF6	397,190.95	-	397,190.95	435,894.80	38,703.85	435,894.80	508,677.53
12668AWQ4	3,410.61	-	3,410.61	3,185.74	(224.87)	3,185.74	29,978.75
12668BAU7	198,182.44	-	198,182.44	158,915.95	(39,266.49)	158,915.95	206,969.20
12668BB77	26,825,369.39	-	26,825,369.39	26,552,823.77	(272,545.62)	26,552,823.77	16,278,170.18
12668BDR1	9,544.23	-	9,544.23	8,262.10	(1,282.13)	8,262.10	65,796.36
126694F86	2,247.30	-	2,247.30	1,534.92	(712.38)	1,534.92	18,129.36
126694YM4	3,906,587.42	-	3,906,587.42	3,782,512.07	(124,075.35)	3,782,512.07	1,932,468.84
126694YW2	3,829.91	-	3,829.91	2,948.00	(881.91)	2,948.00	41,491.76
126694ZB7	14,982.76	-	14,982.76	10,500.00	(4,482.76)	10,500.00	57,324.50
126694ZD3	1,305.16	-	1,305.16	1,177.20	(127.96)	1,177.20	6,312.54
12669D3C0	511,405.49	-	511,405.49	486,445.28	(24,960.21)	486,445.28	264,997.60
12669E6K7	1,275,099.03	-	1,275,099.03	607,888.89	(667,210.14)	607,888.89	920,106.92
12669EH33	228,927.15	-	228,927.15	242,713.34	13,786.19	242,713.34	233,043.73
12669EJ56	270,811.58	-	270,811.58	24,997.89	(245,813.69)	24,997.89	61,567.92
12669FVD2	1,007,377.18	-	1,007,377.18	999,911.94	(7,465.24)	999,911.94	981,585.71
12669FXR9	653,960.69	-	653,960.69	641,741.88	(12,218.81)	641,741.88	425,790.53
12669GKH3	14,665,275.18	-	14,665,275.18	14,590,699.61	(74,575.57)	14,590,699.61	10,100,291.01
12669GMS7	313,009.05	-	313,009.05	299,972.64	(13,036.41)	299,972.64	179,157.58
12669GPB1	14,601.77	-	14,601.77	14,549.74	(52.03)	14,549.74	53,564.67
12669GRM5	3,081,233.74	-	3,081,233.74	3,352,603.86	271,370.12	3,352,603.86	1,882,027.27
12669GRQ6	9,109,436.68	-	9,109,436.68	8,824,803.62	(284,633.06)	8,824,803.62	5,379,170.19
12669GTV3	421,794.46	-	421,794.46	420,982.68	(811.78)	420,982.68	230,737.93
12669GUR0	4,179,563.69	-	4,179,563.69	4,148,210.13	(31,353.56)	4,148,210.13	2,417,636.96
12669UBB5	497,411.54	-	497,411.54	493,894.86	(3,516.68)	493,894.86	491,696.29
17307GH76	397,457.47	-	397,457.47	382,054.30	(15,403.17)	382,054.30	266,796.74
17307GH84	128,097.34	-	128,097.34	107,648.21	(20,449.13)	107,648.21	107,719.90
17307GN79	64,434.59	-	64,434.59	(6,343.76)	(70,778.35)	(6,343.76)	91,934.55
17309CAL9	7,182.19	-	7,182.19	-	(7,182.19)	-	24,758.15
17309MAF0	58,628.93	-	58,628.93	43,394.40	(15,234.53)	43,394.40	57,177.44
17309NAH4	373,732.49	-	373,732.49	334,800.00	(38,932.49)	334,800.00	1,298,044.40
17309QAM6	4,197.12	-	4,197.12	3,000.00	(1,197.12)	3,000.00	9,824.40
17309RAM4	10,591.41	-	10,591.41	5,869.13	(4,722.28)	5,869.13	55,161.47
17309SAM2	2,553.02	-	2,553.02	1,448.00	(1,105.02)	1,448.00	2,452.48
17309YAJ6	25,648.97	-	25,648.97	3,103.02	(22,545.95)	3,103.02	97,677.60
17309YAK3	2,055.84	-	2,055.84	-	(2,055.84)	-	18,843.16
17310UAE2	4,863.91	-	4,863.91	3,149.20	(1,714.71)	3,149.20	37,856.60
22540V3F7	2,411,427.95	-	2,411,427.95	2,321,586.20	(89,841.75)	2,321,586.20	1,248,566.68
22540V5D0	87,109.83	-	87,109.83	77,223.00	(9,886.83)	77,223.00	74,577.85
22541N5E5	1,341,369.91	-	1,341,369.91	429,412.25	(911,957.66)	429,412.25	681,963.97
22541NR68	91,777.21	-	91,777.21	64,007.81	(27,769.40)	64,007.81	36,806.33
22541Q4M1	1,243,941.82	-	1,243,941.82	951,213.77	(292,728.05)	951,213.77	606,698.16
22541QA44	1,590,638.83	-	1,590,638.83	1,124,084.31	(466,554.52)	1,124,084.31	674,486.19
22541QDA7	1,002,335.52	-	1,002,335.52	902,832.43	(99,503.09)	902,832.43	551,737.51
22541QDB5	498,362.48	-	498,362.48	179,078.08	(319,284.40)	179,078.08	293,133.14
22541QJR4	557,142.26	-	557,142.26	160,749.67	(396,392.59)	160,749.67	231,142.96
22541QV25	694,071.00	-	694,071.00	33,535.67	(660,535.33)	33,535.67	88,578.43
22541SRZ3	4,975.02	-	4,975.02	-	(4,975.02)	-	57,754.68
2254W0KK0	(114,853.15)	-	(114,853.15)	9,127.39	123,980.54	9,127.39	145,406.11
22943HAD8	12,658,026.12	-	12,658,026.12	11,979,500.00	(678,526.12)	11,979,500.00	3,107,109.00
23242TAB2	3,876,054.68	-	3,876,054.68	3,667,644.39	(208,410.29)	3,667,644.39	3,482,624.36
23243AAD8	1,268,803.87	-	1,268,803.87	1,258,403.49	(10,400.38)	1,258,403.49	762,487.54
23244LAB7	2,921,778.81	-	2,921,778.81	2,692,489.24	(229,289.57)	2,692,489.24	2,917,292.00
23245QAA7	2,568,138.12	-	2,568,138.12	2,562,342.02	(5,796.10)	2,562,342.02	1,698,820.61
23248AAJ0	1,208,310.57	-	1,208,310.57	1,157,582.75	(50,727.82)	1,157,582.75	1,035,893.64
23332UAS3	199,348.78	-	199,348.78	188,388.88	(10,959.90)	188,388.88	64,507.98
23332UCM4	628,465.64	-	628,465.64	627,691.34	(774.30)	627,691.34	392,394.03
251508AB3	10,150,913.78	-	10,150,913.78	9,685,446.31	(465,467.47)	9,685,446.31	5,756,383.64
25150PAD1	738.34	-	738.34	537.08	(201.26)	537.08	779.86
251510HS5	12,076,035.59	-	12,076,035.59	11,980,270.70	(95,764.89)	11,980,270.70	8,391,267.44
25151AAA9	6,156,622.27	-	6,156,622.27	5,886,248.70	(270,373.57)	5,886,248.70	3,673,969.96
251563DR0	32,476.26	-	32,476.26	17,900.81	(14,575.45)	17,900.81	97,307.20
26441EAC5	284,250.00	-	284,250.00	251,750.00	(32,500.00)	251,750.00	250,000.00
26441NAA9	16,200.00	-	16,200.00	-	(16,200.00)	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
26441NAB7	$10,800.00	$-	$10,800.00	$-	$(10,800.00)	$-	$-
30251YAB4	9,121,482.29	-	9,121,482.29	9,096,257.47	(25,224.82)	9,096,257.47	6,851,854.85
32051DQ62	1,061,091.21	-	1,061,091.21	388,057.22	(673,033.99)	388,057.22	453,199.81
32051DRA2	109,062.39	-	109,062.39	106,337.62	(2,724.77)	106,337.62	99,813.99
32051GBV6	187,895.70	-	187,895.70	126,531.75	(61,363.95)	126,531.75	146,678.33
32051GCF0	192,738.63	-	192,738.63	50,620.75	(142,117.88)	50,620.75	92,555.98
32051GVN2	3,158,791.63	-	3,158,791.63	3,062,503.01	(96,288.62)	3,062,503.01	3,041,436.06
32051GZS7	6,908,445.51	-	6,908,445.51	6,874,600.00	(33,845.51)	6,874,600.00	5,970,500.80
32056CAH2	17,195,946.42	-	17,195,946.42	17,168,868.00	(27,078.42)	17,168,868.00	12,910,676.34
32113JAA3	713,670.08	-	713,670.08	711,792.32	(1,877.76)	711,792.32	374,625.04
35729RAE6	7,103,874.77	-	7,103,874.77	6,989,036.57	(114,838.20)	6,989,036.57	6,175,384.09
35952Z007	8,065,469.65	-	8,065,469.65	5,923,357.50	(2,142,112.15)	5,923,357.50	2,685,858.70
35952Z023	6,509,562.82	-	6,509,562.82	4,511,207.33	(1,998,355.49)	4,511,207.33	2,071,187.74
35952Z031	6,890,943.12	-	6,890,943.12	4,688,529.86	(2,202,413.26)	4,688,529.86	2,036,793.37
35952Z049	5,920,336.51	-	5,920,336.51	4,383,058.82	(1,537,277.69)	4,383,058.82	1,719,720.00
35952Z056	6,015,993.51	-	6,015,993.51	4,285,422.23	(1,730,571.28)	4,285,422.23	1,640,899.51
35952Z064	6,114,977.70	-	6,114,977.70	4,622,032.20	(1,492,945.50)	4,622,032.20	1,736,917.20
35952ZA06	11,259,327.98	-	11,259,327.98	12,498,712.40	1,239,384.42	12,498,712.40	4,604,527.38
35952ZA14	525,997.04	-	525,997.04	581,463.24	55,466.20	581,463.24	206,481.07
35952ZA22	879,036.26	-	879,036.26	891,667.03	12,630.77	891,667.03	319,638.64
36228FWU6	1,772,489.98	-	1,772,489.98	1,666,967.85	(105,522.13)	1,666,967.85	862,761.89
362334EB6	9,599,991.93	-	9,599,991.93	9,320,003.40	(279,988.53)	9,320,003.40	7,490,942.58
36242D3Z4	57,525.76	-	57,525.76	38,760.00	(18,765.76)	38,760.00	35,757.60
36242DGA5	130,459.06	-	130,459.06	72,347.83	(58,111.23)	72,347.83	68,110.75
362437AC9	2,400,982.68	-	2,400,982.68	2,435,483.10	34,500.42	2,435,483.10	1,994,990.42
362480AD7	16,297,435.82	-	16,297,435.82	15,919,814.77	(377,621.05)	15,919,814.77	8,176,528.40
39538RBB4	13,683,066.88	-	13,683,066.88	13,663,955.41	(19,111.47)	13,663,955.41	7,674,341.82
39538WBH0	12,049.27	-	12,049.27	8,462.30	(3,586.97)	8,462.30	19,127.00
39539GAA0	5,437,538.55	-	5,437,538.55	5,402,943.73	(34,594.82)	5,402,943.73	3,151,642.90
40430HAJ7	68,648.39	-	68,648.39	25,350.40	(43,297.99)	25,350.40	61,780.60
40430HBH0	6,438.06	-	6,438.06	2,850.00	(3,588.06)	2,850.00	7,418.85
40430HBJ6	575.14	-	575.14	-	(575.14)	-	1,578.67
40430HCQ9	3,267.41	-	3,267.41	2,200.00	(1,067.41)	2,200.00	11,853.80
40430HEB0	40,225.13	-	40,225.13	32,045.00	(8,180.13)	32,045.00	72,018.60
40430HFL7	1,906,241.76	-	1,906,241.76	1,905,800.00	(441.76)	1,905,800.00	1,430,500.00
40430MAB3	417,243.03	-	417,243.03	464,426.75	47,183.72	464,426.75	352,134.61
40431HAT4	(1,243.19)	-	(1,243.19)	84.55	1,327.74	84.55	23,686.62
40431KAE0	5,616,940.27	-	5,616,940.27	5,404,731.70	(212,208.57)	5,404,731.70	5,004,585.48
40431KAL4	247.98	-	247.98	115.03	(132.95)	115.03	9,863.13
40431RAN5	7,087.43	-	7,087.43	4,200.00	(2,887.43)	4,200.00	40,650.00
40431XAF9	1,186,537.22	-	1,186,537.22	1,159,500.00	(27,037.22)	1,159,500.00	2,549,782.00
41161PA86	1,932,863.68	-	1,932,863.68	1,946,607.10	13,743.42	1,946,607.10	1,579,448.32
41161PH55	2,308.18	-	2,308.18	1,361.08	(947.10)	1,361.08	34,968.16
41161PHC0	8,684,339.77	-	8,684,339.77	8,650,857.66	(33,482.11)	8,650,857.66	6,046,837.12
41161PHU0	8,248,074.03	-	8,248,074.03	8,260,672.16	12,598.13	8,260,672.16	6,028,918.93
41161PHZ9	105,317.98	-	105,317.98	49,376.44	(55,941.54)	49,376.44	169,736.74
41161PKH5	703,592.11	-	703,592.11	693,970.59	(9,621.52)	693,970.59	369,720.57
41161PL43	21,312,175.88	-	21,312,175.88	21,067,464.83	(244,711.05)	21,067,464.83	13,010,953.08
41161PLR2	13,570,563.22	-	13,570,563.22	13,553,010.79	(17,552.43)	13,553,010.79	8,267,824.75
41161PMG5	16,528,742.13	-	16,528,742.13	16,420,663.89	(108,078.24)	16,420,663.89	9,831,420.53
41161PQU0	14,247,339.00	-	14,247,339.00	14,119,857.84	(127,481.16)	14,119,857.84	8,182,334.16
41161PSC8	9,057.18	-	9,057.18	(11,726.62)	(20,783.80)	(11,726.62)	94,792.19
41161PTN3	2,352,983.33	-	2,352,983.33	2,338,387.78	(14,595.55)	2,338,387.78	1,286,123.03
41161PTP8	860,946.29	-	860,946.29	795,970.32	(64,975.97)	795,970.32	461,410.28
41161PWB5	7,640,228.26	-	7,640,228.26	7,589,704.81	(50,523.45)	7,589,704.81	4,265,834.61
41161PXH1	883,571.47	-	883,571.47	865,233.01	(18,338.46)	865,233.01	530,313.95
41164LAB5	16,324,343.45	-	16,324,343.45	16,026,074.34	(298,269.11)	16,026,074.34	8,166,968.73
43739EAP2	21,270,837.01	-	21,270,837.01	21,234,151.29	(36,685.72)	21,234,151.29	11,958,425.86
43739EBJ5	9,849,040.21	-	9,849,040.21	9,836,426.12	(12,614.09)	9,836,426.12	7,050,584.45
43739EBS5	9,761,473.92	-	9,761,473.92	9,739,688.58	(21,785.34)	9,739,688.58	7,491,729.31
44328AAB6	72,387.91	-	72,387.91	68,804.39	(3,583.52)	68,804.39	82,413.19
45254NHV2	351,070.12	-	351,070.12	350,054.35	(1,015.77)	350,054.35	118,198.60
45254NKK2	1,662.13	-	1,662.13	(4,540.56)	(6,202.69)	(4,540.56)	59,521.89
45254NNP8	14,514,889.48	-	14,514,889.48	14,347,261.74	(167,627.74)	14,347,261.74	9,219,523.58
45254NPA9	16,488,639.41	-	16,488,639.41	16,545,405.79	56,766.38	16,545,405.79	11,378,134.66
45254NPG6	1,326,995.88	-	1,326,995.88	1,319,430.88	(7,565.00)	1,319,430.88	726,877.60
45254NPU5	5,842,116.51	-	5,842,116.51	5,842,706.05	589.54	5,842,706.05	3,342,705.65
45254TSM7	4,706,017.40	-	4,706,017.40	4,671,005.96	(35,011.44)	4,671,005.96	1,902,063.76
452570AA2	78,979.72	-	78,979.72	69,313.68	(9,666.04)	69,313.68	56,900.86
45257EAA2	4,858,654.29	-	4,858,654.29	4,744,758.79	(113,895.50)	4,744,758.79	2,146,887.55
45660L4P1	57,105.29	-	57,105.29	1,487.39	(55,617.90)	1,487.39	2,974.77
45660LGX1	55,462.51	-	55,462.51	26,390.73	(29,071.78)	26,390.73	44,753.20
45660LR84	17,959.47	-	17,959.47	314.71	(17,644.76)	314.71	125,577.31
45660LVD8	29,293.49	-	29,293.49	20,639.38	(8,654.11)	20,639.38	32,388.63
45660LW96	4,198,962.53	-	4,198,962.53	3,976,700.61	(222,261.92)	3,976,700.61	2,275,550.77
45660LWD7	3,585,120.26	-	3,585,120.26	3,648,215.73	63,095.47	3,648,215.73	2,987,251.47
45660LYW3	5,093,081.02	-	5,093,081.02	4,859,106.65	(233,974.37)	4,859,106.65	2,460,258.47
45660N5H4	6,940,643.73	-	6,940,643.73	6,872,107.52	(68,536.21)	6,872,107.52	4,951,097.58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NRB3	$1,046,779.44	$-	$1,046,779.44	$956,329.19	$(90,450.25)	$956,329.19	$549,296.43
45661LAG3	6,278,951.15	-	6,278,951.15	6,219,245.94	(59,705.21)	6,219,245.94	3,878,668.50
45662BAJ8	117,708.71	-	117,708.71	52,382.87	(65,325.84)	52,382.87	96,349.55
45664BAE7	31,930.23	-	31,930.23	19,321.22	(12,609.01)	19,321.22	59,107.26
45667QAJ0	9,023.13	-	9,023.13	-	(9,023.13)	-	22,839.71
45667WAA6	5,365,903.21	-	5,365,903.21	5,411,747.26	45,844.05	5,411,747.26	3,202,501.98
45667WAC2	547,486.67	-	547,486.67	763,285.49	215,798.82	763,285.49	615,123.57
45668WAE7	400,512.99	-	400,512.99	314,114.04	(86,398.95)	314,114.04	661,985.18
464126BW0	598,566.21	-	598,566.21	111,704.79	(486,861.42)	111,704.79	320,035.54
46412AAD4	4,121,977.45	-	4,121,977.45	4,101,600.00	(20,377.45)	4,101,600.00	3,652,259.00
466247NC3	671,953.93	-	671,953.93	547,381.34	(124,572.59)	547,381.34	511,342.55
466247UG6	3,233,027.72	-	3,233,027.72	3,098,218.17	(134,809.55)	3,098,218.17	2,561,267.89
466247XE8	7,272,359.33	-	7,272,359.33	7,264,895.35	(7,463.98)	7,264,895.35	4,755,810.49
46626CBS8	499,730.40	-	499,730.40	490,727.81	(9,002.59)	490,727.81	912,998.60
466284AG1	37.46	-	37.46	32.45	(5.01)	32.45	28.75
466286AH4	307.91	-	307.91	217.20	(90.71)	217.20	484.46
46629QAR7	13,880.46	-	13,880.46	3,800.00	(10,080.46)	3,800.00	34,136.00
46629QAU0	1,464,528.27	-	1,464,528.27	1,404,150.00	(60,378.27)	1,404,150.00	1,106,352.50
46629TAP5	15,869.93	-	15,869.93	10,800.00	(5,069.93)	10,800.00	73,142.00
46630KAA4	1,602,207.06	-	1,602,207.06	1,530,732.32	(71,474.74)	1,530,732.32	1,317,540.34
525221CD7	716,769.44	-	716,769.44	484,971.00	(231,798.44)	484,971.00	90,215.24
525221CE5	289.33	-	289.33	-	(289.33)	-	7,854.89
525221DV6	3,449.65	-	3,449.65	2,394.94	(1,054.71)	2,394.94	86,338.90
525221FE2	7,720.86	-	7,720.86	3,363.20	(4,357.66)	3,363.20	12,358.50
525221JA6	116,346.84	-	116,346.84	81,030.00	(35,316.84)	81,030.00	406,247.24
525226AL0	1,055,302.54	-	1,055,302.54	997,957.40	(57,345.14)	997,957.40	102,952.50
525229AG5	1,931,253.09	-	1,931,253.09	1,680,020.00	(251,233.09)	1,680,020.00	1,273,802.56
52524VAG4	14,474,664.81	-	14,474,664.81	14,416,315.57	(58,349.24)	14,416,315.57	8,784,292.16
52524YAF0	13,450,949.29	-	13,450,949.29	13,386,690.17	(64,259.12)	13,386,690.17	7,263,302.75
55027AAU4	6,219,823.70	-	6,219,823.70	6,105,504.94	(114,318.76)	6,105,504.94	3,131,646.74
56119LAG8	1,531,598.40	-	1,531,598.40	1,186,038.30	(345,560.10)	1,186,038.30	214,965.00
576433FP6	771,580.52	-	771,580.52	716,828.32	(54,752.20)	716,828.32	213,700.43
576433GW0	2,295,240.95	-	2,295,240.95	1,556,877.33	(738,363.62)	1,556,877.33	646,036.06
57643LMP8	1,993,072.89	-	1,993,072.89	1,947,900.00	(45,172.89)	1,947,900.00	1,002,042.90
576444AA1	(779.62)	-	(779.62)	-	779.62	-	-
5899293W6	1,807,333.19	-	1,807,333.19	1,786,708.53	(20,624.66)	1,786,708.53	944,289.17
589929E87	1,448,488.04	-	1,448,488.04	1,279,493.11	(168,994.93)	1,279,493.11	837,606.22
589929P69	830,665.30	-	830,665.30	478,173.69	(352,491.61)	478,173.69	461,485.74
589929X29	5,532,994.49	-	5,532,994.49	5,493,059.31	(39,935.18)	5,493,059.31	3,800,413.69
59020UQ57	3,596,606.83	-	3,596,606.83	3,585,447.04	(11,159.79)	3,585,447.04	1,908,268.00
590212AB2	253,386.47	-	253,386.47	248,375.12	(5,011.35)	248,375.12	255,826.54
59023FAA3	176,165.41	-	176,165.41	130,914.20	(45,251.21)	130,914.20	132,099.73
59023WAG3	32,000.47	-	32,000.47	21,300.00	(10,700.47)	21,300.00	36,446.40
59024UAB7	1,566,860.27	-	1,566,860.27	1,598,526.69	31,666.42	1,598,526.69	1,515,062.94
617451DQ9	10,030,791.45	-	10,030,791.45	9,954,962.94	(75,828.51)	9,954,962.94	8,429,423.39
61748HRF0	2,763.46	-	2,763.46	-	(2,763.46)	-	91.39
61750FAE0	739,608.63	-	739,608.63	679,675.00	(59,933.63)	679,675.00	541,904.34
61751JAQ4	24,575.78	-	24,575.78	13,759.20	(10,816.58)	13,759.20	47,797.93
617526AE8	330,663.44	-	330,663.44	313,885.00	(16,778.44)	313,885.00	247,384.92
61753VAG7	1,369.53	-	1,369.53	960.00	(409.53)	960.00	3,245.84
61755FAE5	13,795.30	-	13,795.30	6,720.00	(7,075.30)	6,720.00	41,503.98
61757MAB4	2,416,976.44	-	2,416,976.44	2,191,534.85	(225,441.59)	2,191,534.85	2,104,833.35
61915RAZ9	(48,861.61)	-	(48,861.61)	(99,571.12)	(50,709.51)	(99,571.12)	21,658.12
61915RBB1	8,041,934.45	-	8,041,934.45	7,966,617.83	(75,316.62)	7,966,617.83	5,094,346.85
638728AC9	2,529,371.10	-	2,529,371.10	2,436,780.50	(92,590.60)	2,436,780.50	1,983,431.19
64352VPC9	13,538.07	-	13,538.07	7,000.00	(6,538.07)	7,000.00	9,830.40
64352VQR5	7,173,253.21	-	7,173,253.21	6,896,118.38	(277,134.83)	6,896,118.38	6,400,272.64
65106FAB8	12,246,548.33	-	12,246,548.33	11,793,326.27	(453,222.06)	11,793,326.27	8,280,989.02
65106FAG7	393,807.29	-	393,807.29	204,425.00	(189,382.29)	204,425.00	693,283.63
65535VEY0	439,294.57	-	439,294.57	330,026.26	(109,268.31)	330,026.26	649,249.81
65535VLQ9	10,002.24	-	10,002.24	7,670.51	(2,331.73)	7,670.51	53,267.93
65535VPK8	1,862.16	-	1,862.16	-	(1,862.16)	-	6,932.41
65535VSQ2	19,886.90	-	19,886.90	7,198.79	(12,688.11)	7,198.79	38,984.74
65535VUS5	2,700,789.29	-	2,700,789.29	2,764,641.09	63,851.80	2,764,641.09	2,166,578.74
65537BAG5	66,290.17	-	66,290.17	45,150.00	(21,140.17)	45,150.00	161,976.15
65538DAA3	3,587,773.52	-	3,587,773.52	3,545,133.47	(42,640.05)	3,545,133.47	2,582,862.12
66987WDE4	2,625,510.75	-	2,625,510.75	2,428,800.00	(196,710.75)	2,428,800.00	1,196,770.74
669884AF5	19,285.80	-	19,285.80	11,250.00	(8,035.80)	11,250.00	20,330.50
68389FBW3	33,467.51	-	33,467.51	32,514.84	(952.67)	32,514.84	26,461.32
69121PDE0	337,904.52	-	337,904.52	330,332.54	(7,571.98)	330,332.54	342,386.82
74922MAB7	11,431,419.30	-	11,431,419.30	12,060,094.72	628,675.42	12,060,094.72	6,799,658.99
74922MAC5	1,608,236.42	-	1,608,236.42	1,589,031.34	(19,205.08)	1,589,031.34	938,655.75
74924YAH6	18,269.99	-	18,269.99	8,550.00	(9,719.99)	8,550.00	18,488.81
74951PBT4	5,484,649.92	-	5,484,649.92	2,882,847.76	(2,601,802.16)	2,882,847.76	3,317,692.94
74951PBV9	1,236,488.82	-	1,236,488.82	367,538.91	(868,949.91)	367,538.91	634,193.57
75114NAA2	12,415,475.64	-	12,415,475.64	12,592,378.28	176,902.64	12,592,378.28	7,078,169.46
75114NAB0	4,382,484.62	-	4,382,484.62	4,341,810.74	(40,673.88)	4,341,810.74	2,673,649.69
75156XAC5	1,406,146.85	-	1,406,146.85	1,330,200.00	(75,946.85)	1,330,200.00	899,292.00
75405KAG3	16,425.07	-	16,425.07	12,300.00	(4,125.07)	12,300.00	75,213.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75970JAL0	$61,163.35	$-	$61,163.35	$48,650.00	$(12,513.35)	$48,650.00	$92,067.50
75971EAK2	101,429.40	-	101,429.40	89,250.00	(12,179.40)	89,250.00	247,528.76
76110GJ85	3,864,459.70	-	3,864,459.70	3,665,252.74	(199,206.96)	3,665,252.74	3,061,346.35
76110GTL5	1,463,336.67	-	1,463,336.67	1,300,907.44	(162,429.23)	1,300,907.44	1,302,525.24
76110H4M8	288,079.24	-	288,079.24	294,469.45	6,390.21	294,469.45	165,342.19
76110H5D7	4,105.91	-	4,105.91	-	(4,105.91)	-	8,182.00
76110HKX6	7,893,012.90	-	7,893,012.90	6,186,611.22	(1,706,401.68)	6,186,611.22	4,372,713.03
76110HKY4	1,278,603.06	-	1,278,603.06	508,627.13	(769,975.93)	508,627.13	472,017.62
76110W4J2	9,281.19	-	9,281.19	5,900.00	(3,381.19)	5,900.00	15,173.50
761118FM5	11,578,199.50	-	11,578,199.50	11,351,800.46	(226,399.04)	11,351,800.46	8,055,693.27
761118FQ6	(5,394.10)	-	(5,394.10)	684.04	6,078.14	684.04	815.88
761118LA4	89,364.47	-	89,364.47	19,128.92	(70,235.55)	19,128.92	53,689.56
761118NN4	11,750,031.34	-	11,750,031.34	11,683,514.47	(66,516.87)	11,683,514.47	6,831,233.12
761118RJ9	584,954.38	-	584,954.38	586,526.40	1,572.02	586,526.40	294,944.40
761118WP9	14,619,263.04	-	14,619,263.04	14,876,489.48	257,226.44	14,876,489.48	8,313,574.28
761118WS3	383.75	-	383.75	227.01	(156.74)	227.01	225.89
76112B4M9	2,439,020.27	-	2,439,020.27	2,404,349.19	(34,671.08)	2,404,349.19	2,019,551.99
76112BK66	11,985.79	-	11,985.79	6,300.00	(5,685.79)	6,300.00	10,654.50
76112BN55	24,080.01	-	24,080.01	14,400.00	(9,680.01)	14,400.00	16,935.00
76113ABJ9	1,388,640.81	-	1,388,640.81	1,337,600.00	(51,040.81)	1,337,600.00	859,889.60
79549ASM2	528,733.61	-	528,733.61	529,063.44	329.83	529,063.44	353,400.35
79549AYA1	1,746,028.85	-	1,746,028.85	1,703,857.90	(42,170.95)	1,703,857.90	778,101.18
79549AYB9	218,187.22	-	218,187.22	187,191.41	(30,995.81)	187,191.41	96,687.17
81377EAA2	202,504.30	-	202,504.30	186,651.28	(15,853.02)	186,651.28	187,847.34
81378EAA1	4,708,051.44	-	4,708,051.44	4,553,938.28	(154,113.16)	4,553,938.28	3,378,267.41
81379EAA0	618,582.45	-	618,582.45	592,323.58	(26,258.87)	592,323.58	493,421.15
81744DAD4	15,718.69	-	15,718.69	6,858.21	(8,860.48)	6,858.21	383,641.06
81879MAX7	52,295.44	-	52,295.44	31,371.60	(20,923.84)	31,371.60	57,163.88
84752CAE7	1,739,762.41	-	1,739,762.41	1,694,120.80	(45,641.61)	1,694,120.80	737,746.90
863572F99	587,916.59	-	587,916.59	510,742.13	(77,174.46)	510,742.13	587,374.29
863579DV7	1,068,600.51	-	1,068,600.51	1,010,289.20	(58,311.31)	1,010,289.20	167,669.35
863579DX3	127,318.68	-	127,318.68	84,995.11	(42,323.57)	84,995.11	32,006.02
863579GG7	151,897.55	-	151,897.55	54,661.92	(97,235.63)	54,661.92	73,424.24
863579GJ1	17,924.39	-	17,924.39	4,252.65	(13,671.74)	4,252.65	11,790.55
863579YR3	9,668,608.41	-	9,668,608.41	9,682,436.26	13,827.85	9,682,436.26	6,454,932.31
86358BAH5	11,444.36	-	11,444.36	7,600.00	(3,844.36)	7,600.00	12,137.78
86358HRL5	227,783.68	-	227,783.68	61,403.81	(166,379.87)	61,403.81	86,971.95
86358R5Q6	141,013.37	-	141,013.37	124,445.32	(16,568.05)	124,445.32	79,901.94
86358R5R4	70,851.82	-	70,851.82	5,081.88	(65,769.94)	5,081.88	55,213.13
86358RA49	1,102,248.66	-	1,102,248.66	1,018,016.27	(84,232.39)	1,018,016.27	1,025,969.02
86358RUM7	144,265.60	-	144,265.60	140,834.85	(3,430.75)	140,834.85	83,173.74
86358RUR6	281,833.09	-	281,833.09	14,020.35	(267,812.74)	14,020.35	50,346.49
86358RZD2	131,567.35	-	131,567.35	68,070.84	(63,496.51)	68,070.84	81,051.70
86359A5E9	400,036.49	-	400,036.49	378,193.16	(21,843.33)	378,193.16	214,705.34
86359A6A6	5,190,884.87	-	5,190,884.87	2,144,186.81	(3,046,698.06)	2,144,186.81	3,592,486.76
86359ACD3	657,812.43	-	657,812.43	698,847.44	41,035.01	698,847.44	593,348.76
86359ACE1	127,525.58	-	127,525.58	85,720.82	(41,804.76)	85,720.82	149,763.67
86359AEH2	217,329.03	-	217,329.03	142,463.94	(74,865.09)	142,463.94	29,794.54
86359AKY8	451,672.18	-	451,672.18	57,429.05	(394,243.13)	57,429.05	41,163.12
86359ANH2	1,625,931.20	-	1,625,931.20	1,597,034.59	(28,896.61)	1,597,034.59	1,436,518.18
86359AVY6	694,899.37	-	694,899.37	441,719.00	(253,180.37)	441,719.00	319,881.65
86359AXX6	3,496,393.13	-	3,496,393.13	2,901,987.18	(594,405.95)	2,901,987.18	2,440,768.26
86359AZE6	1,601,903.60	-	1,601,903.60	963,580.68	(638,322.92)	963,580.68	756,923.90
86359B7K1	180,036.49	-	180,036.49	177,133.15	(2,903.34)	177,133.15	149,857.96
86359BCV1	917,250.87	-	917,250.87	102,911.66	(814,339.21)	102,911.66	593,416.52
86359BLS8	(765.52)	-	(765.52)	4,756.32	5,521.84	4,756.32	9,386.31
86359BU82	80,989.75	-	80,989.75	59,799.79	(21,189.96)	59,799.79	9,375.22
86359DUV7	100,228.40	-	100,228.40	70,000.00	(30,228.40)	70,000.00	56,732.20
86361EAM3	5,713.02	-	5,713.02	3,284.60	(2,428.42)	3,284.60	7,494.26
86361EAP6	1,867.20	-	1,867.20	1,103.11	(764.09)	1,103.11	4,902.72
86361HAA2	15,908,376.25	-	15,908,376.25	15,741,893.88	(166,482.37)	15,741,893.88	8,278,116.90
86362HAA1	11,806,558.99	-	11,806,558.99	11,542,168.84	(264,390.15)	11,542,168.84	6,744,277.80
86362PAD7	122,110.19	-	122,110.19	107,406.00	(14,704.19)	107,406.00	89,587.21
86363DAA9	12,327,347.55	-	12,327,347.55	12,257,792.25	(69,555.30)	12,257,792.25	6,628,012.46
86363HAB8	4,505,006.39	-	4,505,006.39	4,920,744.14	415,737.75	4,920,744.14	4,136,896.52
872224AD2	19,360,265.50	-	19,360,265.50	17,477,756.10	(1,882,509.40)	17,477,756.10	9,504,094.06
872224AK6	28,832.86	-	28,832.86	23,511.00	(5,321.86)	23,511.00	123,806.16
872224AL4	8,099.64	-	8,099.64	1,164.18	(6,935.46)	1,164.18	13,797.68
872227AE3	5,255,391.40	-	5,255,391.40	5,112,134.61	(143,256.79)	5,112,134.61	4,213,328.85
872227AM5	36,583.13	-	36,583.13	32,844.00	(3,739.13)	32,844.00	268,004.90
88157QAL2	963,204.69	-	963,204.69	903,069.62	(60,135.07)	903,069.62	1,216,408.62
89789KAC9	11,270.83	-	11,270.83	6,900.00	(4,370.83)	6,900.00	25,650.00
929227EN2	569,748.66	-	569,748.66	366,800.69	(202,947.97)	366,800.69	207,340.98
929227QB5	319,152.69	-	319,152.69	297,658.60	(21,494.09)	297,658.60	257,135.74
92922FQ76	492,060.13	-	492,060.13	405,902.60	(86,157.53)	405,902.60	280,065.77
92922FW61	1,691,317.87	-	1,691,317.87	1,626,676.33	(64,641.54)	1,626,676.33	1,107,227.53
92922FZF8	10,776,618.19	-	10,776,618.19	10,695,625.74	(80,992.45)	10,695,625.74	7,703,997.63
92925CBB7	5,342,724.98	-	5,342,724.98	5,283,888.27	(58,836.71)	5,283,888.27	3,459,548.28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAB2	$37,659.12	$-	$37,659.12	$33,309.57	$(4,349.55)	$33,309.57	$31,677.85
92978EAA2	1,299,702.15	-	1,299,702.15	1,277,040.35	(22,661.80)	1,277,040.35	1,207,177.23
939335P90	136,353.31	-	136,353.31	24,812.73	(111,540.58)	24,812.73	105,085.13
9393363A9	482,453.05	-	482,453.05	429,963.70	(52,489.35)	429,963.70	438,545.75
9393365V1	2,188,779.74	-	2,188,779.74	2,194,352.58	5,572.84	2,194,352.58	1,760,086.24
939336PT4	264,641.23	-	264,641.23	75,014.80	(189,626.43)	75,014.80	61,371.06
939336X65	14,242,800.09	-	14,242,800.09	14,219,553.38	(23,246.71)	14,219,553.38	9,642,452.63
93934FJQ6	20,300,949.76	-	20,300,949.76	20,060,077.34	(240,872.42)	20,060,077.34	11,625,147.87
93934FMJ8	263,742.17	-	263,742.17	134,735.94	(129,006.23)	134,735.94	498,094.80
93934XAB9	1,814,260.94	-	1,814,260.94	1,794,115.38	(20,145.56)	1,794,115.38	1,802,322.38
93935AAE2	346,761.77	-	346,761.77	398,513.52	51,751.75	398,513.52	583,482.14
93935GAJ8	140,962.78	-	140,962.78	706.10	(140,256.68)	706.10	256,003.82
93935LAG3	153,138.70	-	153,138.70	50,369.66	(102,769.04)	50,369.66	158,381.51
93936JAM4	6,031.51	-	6,031.51	1,911.17	(4,120.34)	1,911.17	81,602.39
9497EVAF2	18,528.82	-	18,528.82	11,347.50	(7,181.32)	11,347.50	19,633.90
94983EAH6	16,211,475.69	-	16,211,475.69	16,192,004.62	(19,471.07)	16,192,004.62	13,657,428.60
94983TAE0	12,925,620.38	-	12,925,620.38	12,813,551.55	(112,068.83)	12,813,551.55	10,974,352.32
94983VAC9	9,097,159.83	-	9,097,159.83	8,692,723.09	(404,436.74)	8,692,723.09	8,522,414.47
94983YAQ2	5,376,220.47	-	5,376,220.47	5,308,861.83	(67,358.64)	5,308,861.83	4,332,505.87
Totals	$1,349,124,213.70	$-	$1,349,124,213.70	$1,290,817,167.68	$(58,307,046.02)	$1,290,817,167.68	$852,088,739.42

The following table lists impairments for loan-backed and structured securities for the three months ended September 30, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$519,208.77	$-	$519,208.77	$505,397.28	$(13,811.49)	$505,397.28	$431,544.10
004375CT6	7,163,799.24	2,320,488.32	9,484,287.56	9,484,287.55	(0.01)	9,484,287.55	7,603,980.73
004375EW7	1,412,259.63	(9,547.64)	1,402,711.99	1,215,557.40	(187,154.59)	1,215,557.40	1,054,591.76
004421TD5	1,640,313.96	(83,433.87)	1,556,880.09	1,395,269.58	(161,610.51)	1,395,269.58	603,332.40
00442FAB8	256,655.93	67,716.63	324,372.56	230,705.16	(93,667.40)	230,705.16	236,444.88
00442GAD2	1,907,979.94	2,091,086.82	3,999,066.76	3,124,322.03	(874,744.73)	3,124,322.03	3,153,383.33
00442JAE4	9,408,905.28	2,634,274.09	12,043,179.37	9,698,807.36	(2,344,372.01)	9,698,807.36	6,926,676.96
00442KAD3	4,530,278.00	1,014,609.95	5,544,887.95	4,412,473.61	(1,132,414.34)	4,412,473.61	2,762,424.19
00442LAD1	4,696,408.29	(298,978.62)	4,397,429.67	3,239,829.89	(1,157,599.78)	3,239,829.89	2,626,155.02
007034AQ4	9,932,047.59	-	9,932,047.59	8,177,107.14	(1,754,940.45)	8,177,107.14	6,315,489.20
007036CE4	276,597.44	(7,657.27)	268,940.17	27,673.33	(241,266.84)	27,673.33	50,000.00
007036FY7	267,715.87	(115,286.24)	152,429.63	46,375.37	(106,054.26)	46,375.37	25,491.51
007036GB6	1,112,630.46	28,476.25	1,141,106.71	1,141,195.35	88.64	1,141,195.35	356,724.66
007037BK9	4,376,248.93	174,940.68	4,551,189.61	2,812,608.70	(1,738,580.91)	2,812,608.70	2,106,840.61
01853GAB6	231,399.39	458,587.09	689,986.48	690,133.77	147.29	690,133.77	1,034,316.50
021455AB6	1,199,606.82	-	1,199,606.82	1,183,426.74	(16,180.08)	1,183,426.74	1,145,072.26
02146QAB9	18,139,547.18	(1,109,038.40)	17,030,508.78	16,602,919.70	(427,589.08)	16,602,919.70	9,826,134.14
02146TAQ0	23,322,301.50	(3,781,076.79)	19,541,224.71	18,632,146.52	(909,078.19)	18,632,146.52	16,793,527.25
02146YAD8	28,392,731.92	(1,298,316.49)	27,094,415.43	24,850,522.96	(2,243,892.47)	24,850,522.96	13,539,627.32
02147CAA1	12,032,963.00	(836,316.62)	11,196,646.38	11,146,023.16	(50,623.22)	11,146,023.16	6,660,035.47
02147DAB7	15,685,992.89	(1,423,193.90)	14,262,798.99	13,739,163.79	(523,635.20)	13,739,163.79	8,208,072.23
02147DAV3	2,659,658.94	381,732.43	3,041,391.37	2,786,404.27	(254,987.10)	2,786,404.27	1,852,975.82
02150MAB1	18,990,768.73	(2,272,583.08)	16,718,185.65	15,971,550.45	(746,635.20)	15,971,550.45	10,462,726.43
02639MAK2	19,054,674.06	(762,686.44)	18,291,987.62	18,291,987.62	-	18,291,987.62	13,047,387.11
02639MAM8	3,136,786.00	1,153,598.00	4,290,384.00	2,593,716.17	(1,696,667.83)	2,593,716.17	5,466,780.00
02660CAH3	250,275.32	559,387.76	809,663.08	784,773.38	(24,889.70)	784,773.38	272,569.10
02660TGN7	10,657,143.64	-	10,657,143.64	10,535,845.86	(121,297.78)	10,535,845.86	5,663,862.77
02660THA4	94,063.71	-	94,063.71	46,875.57	(47,188.14)	46,875.57	80,625.87
02660THL0	2,559,936.42	(330,934.05)	2,229,002.37	2,025,163.17	(203,839.20)	2,025,163.17	863,944.51
02660THT3	622,626.02	399,665.57	1,022,291.59	1,020,817.61	(1,473.98)	1,020,817.61	708,081.81
02660TJB0	28,906,129.30	(232,636.52)	28,673,492.78	28,315,779.46	(357,713.32)	28,315,779.46	13,601,174.72
02660VAK4	9,099.58	(9,369.79)	(270.21)	426.15	696.36	426.15	18,836.29
02660WAC0	24,520,208.95	(2,153,257.07)	22,366,951.88	21,454,399.72	(912,552.16)	21,454,399.72	11,771,553.20
02660XAD6	17,347,613.20	(1,191,995.95)	16,155,617.25	15,936,191.45	(219,425.80)	15,936,191.45	8,959,921.86
026929AD1	10,898,574.62	-	10,898,574.62	10,736,099.56	(162,475.06)	10,736,099.56	5,488,165.72
040104QN4	6,095,225.59	-	6,095,225.59	6,057,919.75	(37,305.84)	6,057,919.75	5,026,788.50
040104RV5	4,592,756.38	(123,260.12)	4,469,496.26	3,772,497.34	(696,998.92)	3,772,497.34	2,517,537.98
040104TG6	2,029,962.63	(124,581.79)	1,905,380.84	1,479,019.19	(426,361.65)	1,479,019.19	990,027.60
04012XAC9	844,620.86	-	844,620.86	759,834.46	(84,786.40)	759,834.46	495,326.07
04544TAB7	1,355,804.60	(280,621.33)	1,075,183.27	1,075,183.27	-	1,075,183.27	1,245,280.75
053642AC8	5,321,777.88	(371,777.88)	4,950,000.00	4,950,000.00	-	4,950,000.00	1,500,000.00
055294AA0	4,696,838.95	(945,422.18)	3,751,416.77	3,751,416.78	0.01	3,751,416.78	2,452,269.32
05535DCF9	9,821,744.05	(1,071,303.73)	8,750,440.32	8,750,440.31	(0.01)	8,750,440.31	5,750,898.37
05615P209	1,286,368.63	(589,368.63)	697,000.00	697,000.00	-	697,000.00	340,000.00
05615TAA0	5,007,026.16	(1,288,226.16)	3,718,800.00	3,718,800.00	-	3,718,800.00	1,080,000.00
056168AN7	4,346,552.00	1,373,448.00	5,720,000.00	5,720,000.00	-	5,720,000.00	500,000.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05616YAE0	$18,853,825.29	$(4,465,158.11)	$14,388,667.18	$14,388,667.18	$-	$14,388,667.18	$1,883,333.40
05617AMN8	34,594.93	-	34,594.93	2,310.04	(32,284.89)	2,310.04	14,596.18
05617BAA7	3,722,628.53	3,103,871.47	6,826,500.00	6,826,500.00	-	6,826,500.00	222,000.00
05946XJW4	170,338.75	(117,857.21)	52,481.54	52,477.87	(3.67)	52,477.87	158,146.37
05946XYB3	183,707.74	-	183,707.74	118,648.44	(65,059.30)	118,648.44	109,381.11
05946XYP2	1,428,514.72	-	1,428,514.72	1,330,552.30	(97,962.42)	1,330,552.30	773,023.36
05948XVJ7	815,068.00	114,504.11	929,572.11	902,461.25	(27,110.86)	902,461.25	202,681.69
05949AGR5	1,088,627.28	-	1,088,627.28	1,082,581.86	(6,045.42)	1,082,581.86	931,832.30
05949AHG8	6,613,855.55	-	6,613,855.55	6,501,312.64	(112,542.91)	6,501,312.64	5,982,534.38
05949ALH1	3,136,063.07	-	3,136,063.07	3,109,213.69	(26,849.38)	3,109,213.69	2,847,287.53
05950HAA9	28,262,827.99	(1,154,765.51)	27,108,062.48	27,038,486.91	(69,575.57)	27,038,486.91	20,120,243.68
06050HKY3	183,898.38	107,785.83	291,684.21	291,680.77	(3.44)	291,680.77	93,668.82
06652DAA7	8,246,372.76	(246,350.64)	8,000,022.12	7,959,884.65	(40,137.47)	7,959,884.65	4,385,454.26
07325HAC9	3,396,421.72	(37,314.22)	3,359,107.50	3,359,107.50	-	3,359,107.50	2,066,435.00
07325VAG9	3,340,344.14	(37,370.28)	3,302,973.86	2,902,615.24	(400,358.62)	2,902,615.24	2,138,970.12
07384MS60	4,802,277.96	(427,276.98)	4,375,000.98	4,367,915.95	(7,085.03)	4,367,915.95	3,674,773.49
07384MV33	56,469.35	149,524.72	205,994.07	214,436.54	8,442.47	214,436.54	236,688.54
073852AA3	4,849,248.05	-	4,849,248.05	4,807,800.46	(41,447.59)	4,807,800.46	4,403,044.26
073852AD7	4,331,840.60	(1,562,111.24)	2,769,729.36	2,164,167.52	(605,561.84)	2,164,167.52	1,627,815.00
073854AB7	15,735,555.94	1,003,379.75	16,738,935.69	15,361,791.55	(1,377,144.14)	15,361,791.55	10,384,084.09
073860AA6	2,827,917.98	(113,353.92)	2,714,564.06	2,623,863.37	(90,700.69)	2,623,863.37	2,211,259.89
073860AB4	3,147,261.45	47,965.59	3,195,227.04	2,841,322.73	(353,904.31)	2,841,322.73	2,075,165.70
07386HCP4	287,255.08	92,493.22	379,748.30	191,434.49	(188,313.81)	191,434.49	69,923.74
07386HEN7	683,827.45	197,897.45	881,724.90	852,425.17	(29,299.73)	852,425.17	183,905.88
07386HHW4	151,576.30	(117,136.18)	34,440.12	28,412.44	(6,027.68)	28,412.44	99,856.91
07386HJL6	380,590.74	51,484.69	432,075.43	424,530.53	(7,544.90)	424,530.53	431,673.79
07386HLU3	53,001.38	(40,308.61)	12,692.77	9,848.96	(2,843.81)	9,848.96	68,639.21
07386HSF9	207,583.40	4,598.76	212,182.16	85,616.79	(126,565.37)	85,616.79	112,096.48
07386HSP7	7,138,266.05	-	7,138,266.05	7,074,398.19	(63,867.86)	7,074,398.19	4,455,205.98
07386HYN5	57,906.24	(21,540.52)	36,365.72	35,975.20	(390.52)	35,975.20	43,711.49
073879PA0	1,587,600.00	313,374.00	1,900,974.00	1,795,558.69	(105,415.31)	1,795,558.69	659,730.00
073879QF8	1,328,399.34	(98,923.77)	1,229,475.57	1,171,121.69	(58,353.88)	1,171,121.69	649,962.49
073879Z92	11,350,187.74	681,869.83	12,032,057.57	11,367,569.79	(664,487.78)	11,367,569.79	4,120,809.48
07387AFA8	407,156.26	(7,974.91)	399,181.35	399,184.06	2.71	399,184.06	247,897.72
07387UHB0	29,857.49	84,717.94	114,575.43	10,137.29	(104,438.14)	10,137.29	95,307.24
07388EAA4	2,648,431.65	(327,186.43)	2,321,245.22	2,087,349.58	(233,895.64)	2,087,349.58	1,569,830.16
07388UAB6	1,894,719.76	(125,738.87)	1,768,980.89	1,597,444.86	(171,536.03)	1,597,444.86	1,308,020.00
07389LAA7	978,764.88	-	978,764.88	951,767.30	(26,997.58)	951,767.30	780,857.51
07389PAY6	671,883.04	(195,194.37)	476,688.67	354,984.94	(121,703.73)	354,984.94	281,451.61
07389VAA5	2,177,866.83	(223,129.66)	1,954,737.17	1,855,577.98	(99,159.19)	1,855,577.98	1,721,263.73
07400XAB4	6,160,794.91	(2,275,619.75)	3,885,175.16	3,600,099.61	(285,075.55)	3,600,099.61	1,783,112.33
07401EAA7	16,539,134.17	(4,399,772.21)	12,139,361.96	11,105,046.49	(1,034,315.47)	11,105,046.49	9,174,680.50
07401LAA1	18,438,834.77	(2,014,958.39)	16,423,876.38	16,423,876.38	-	16,423,876.38	9,280,464.75
07401LAQ6	4,994,293.71	(389,130.39)	4,605,163.32	4,579,487.64	(25,675.68)	4,579,487.64	2,610,532.26
07401LAT0	12,189.72	-	12,189.72	-	(12,189.72)	-	-
07401LBA0	556,503.37	115,133.88	671,637.25	676,731.96	5,094.71	676,731.96	741,652.79
07401UAB9	-	651,320.58	651,320.58	-	(651,320.58)	-	-
07820QAY1	18,863,836.78	(411,968.78)	18,451,868.00	18,352,306.98	(99,561.02)	18,352,306.98	12,499,070.11
07820QBL8	3,376,566.99	(136,328.89)	3,240,238.10	3,233,685.51	(6,552.59)	3,233,685.51	1,818,474.42
078446AB7	151,595.08	33,405.00	185,000.08	166,400.00	(18,600.08)	166,400.00	166,400.00
12489WQE7	1,982,150.96	(88,050.96)	1,894,100.00	1,538,342.85	(355,757.15)	1,538,342.85	813,420.00
12489WQH0	756,130.95	(107,825.17)	648,305.78	103,752.46	(544,553.32)	103,752.46	91,631.00
1248MAAD9	2,541,014.19	(528,869.19)	2,012,145.00	1,433,340.60	(578,804.40)	1,433,340.60	1,679,880.00
1248MEAE9	1,983,024.90	(149,056.65)	1,833,968.25	1,353,070.11	(480,898.14)	1,353,070.11	1,161,082.58
1248MEAG4	1,224,402.87	(51,403.72)	1,172,999.15	955,591.98	(217,407.17)	955,591.98	937,256.20
1248MGAJ3	259,895.47	(5,620.38)	254,275.09	254,246.64	(28.45)	254,246.64	257,087.82
1248RHAD9	4,825,729.33	624,421.61	5,450,150.94	4,688,108.38	(762,042.56)	4,688,108.38	2,622,062.01
12498NAB9	1,639,061.21	(18,936.42)	1,620,124.79	1,463,465.46	(156,659.33)	1,463,465.46	1,169,679.50
12544WAK3	1,396,569.43	(463,642.49)	932,926.94	932,916.32	(10.62)	932,916.32	1,360,197.70
12567AAF4	577,626.82	203,879.63	781,506.45	787,811.24	6,304.79	787,811.24	878,129.07
12627HAN0	-	11,466.84	11,466.84	1,367.93	(10,098.91)	1,367.93	1,683.51
12629EAK1	54,524.12	21,017.46	75,541.58	20,271.04	(55,270.54)	20,271.04	63,138.27
12629EAL9	8,583.86	2,453.62	11,037.48	1,360.90	(9,676.58)	1,360.90	3,134.03
12638PAL3	15,184.14	(438.66)	14,745.48	1,666.44	(13,079.04)	1,666.44	15,146.04
12666XAB3	7,019,185.30	(923,288.60)	6,095,896.70	5,223,181.76	(872,714.94)	5,223,181.76	4,569,055.09
126670HG6	9,352,673.98	-	9,352,673.98	9,355,922.98	3,249.00	9,355,922.98	10,084,815.90
126670JD1	1,863,962.52	(192,104.00)	1,671,858.52	1,574,212.30	(97,646.22)	1,574,212.30	1,283,185.56
126670KN7	1,678,388.88	356,254.93	2,034,643.81	1,882,551.51	(152,092.30)	1,882,551.51	841,961.40
126670LN6	2,415,597.36	626,916.91	3,042,514.27	3,042,514.26	(0.01)	3,042,514.26	1,460,640.00
126670LP1	7,123,064.58	(596,888.59)	6,526,175.99	5,761,620.57	(764,555.42)	5,761,620.57	2,062,295.21
126670PG7	2,444,356.65	610,383.35	3,054,740.00	3,054,739.99	(0.01)	3,054,739.99	973,650.00
126670TU2	203,746.99	(7,048.14)	196,698.85	188,591.24	(8,107.61)	188,591.24	166,127.47
126670WT1	5,701,723.83	(140,685.72)	5,561,038.11	5,410,642.91	(150,395.20)	5,410,642.91	4,024,154.69
12667F2A2	225,614.10	(54,562.89)	171,051.21	170,407.29	(643.92)	170,407.29	57,084.58
12667FBJ3	2,827,064.21	(108,914.75)	2,718,149.46	2,515,383.04	(202,766.42)	2,515,383.04	1,926,746.07
12667FUL7	363,818.07	668,569.98	1,032,388.05	768,054.37	(264,333.68)	768,054.37	362,632.08
12667G4D2	32,994.70	5,056.87	38,051.57	38,064.70	13.13	38,064.70	47,697.12
12667GME0	18,880,537.38	(297,783.85)	18,582,753.53	18,548,991.69	(33,761.84)	18,548,991.69	10,248,733.30
12667GR62	13,052,068.54	(667,748.98)	12,384,319.56	12,339,645.63	(44,673.93)	12,339,645.63	7,945,081.82

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GRW5	$921,422.11	$(71,616.46)	$849,805.65	$823,931.16	$(25,874.49)	$823,931.16	$280,986.90
12667GS20	16,531,807.96	(743,582.23)	15,788,225.73	15,720,911.25	(67,314.48)	15,720,911.25	9,005,883.82
12667GWF6	11,062,552.39	(800,695.78)	10,261,856.61	9,789,343.33	(472,513.28)	9,789,343.33	5,977,273.89
12667GYX5	1,336,434.97	(59,584.11)	1,276,850.86	1,276,934.26	83.40	1,276,934.26	1,221,145.30
12667NAC2	302,475.15	(34,563.72)	267,911.43	251,911.17	(16,000.26)	251,911.17	202,228.60
126684AC3	3,671,234.92	56,724.11	3,727,959.03	2,519,422.70	(1,208,536.33)	2,519,422.70	2,717,065.70
12668A3Q6	11,532,394.21	(1,224,490.18)	10,307,904.03	10,091,603.67	(216,300.36)	10,091,603.67	3,642,147.56
12668A3V5	11,258.20	3,341.34	14,599.54	6,673.14	(7,926.40)	6,673.14	31,045.27
12668A4B8	18,711,254.76	(1,395,504.10)	17,315,750.66	17,315,750.66	-	17,315,750.66	9,127,366.92
12668A4G7	14,011.78	27,523.14	41,534.92	15,366.29	(26,168.63)	15,366.29	73,212.54
12668AAY1	106,643.39	6,625.29	113,268.68	113,380.18	111.50	113,380.18	183,254.18
12668ACG8	4,998,888.12	(153,482.01)	4,845,406.11	4,845,406.08	(0.03)	4,845,406.08	3,609,924.61
12668ACZ6	4,499,766.63	(173,854.08)	4,325,912.55	4,137,284.50	(188,628.05)	4,137,284.50	2,379,271.66
12668AEV3	15,081,269.65	(829,384.30)	14,251,885.35	13,690,673.49	(561,211.86)	13,690,673.49	8,133,735.72
12668AEZ4	85,623.07	(59,104.31)	26,518.76	26,518.61	(0.15)	26,518.61	84,444.08
12668AFA8	-	30,018.43	30,018.43	30,018.43	-	30,018.43	263,873.71
12668AGW9	3,741,720.38	(345,539.94)	3,396,180.44	3,388,293.64	(7,886.80)	3,388,293.64	2,866,088.17
12668APF6	546,648.54	-	546,648.54	528,509.16	(18,139.38)	528,509.16	389,806.39
12668ATY1	64,981.06	285.75	65,266.81	65,301.40	34.59	65,301.40	96,700.87
12668AUD5	22,947.44	(17,168.66)	5,778.78	5,778.80	0.02	5,778.80	11,618.93
12668AVP7	9,011,861.26	(149,623.93)	8,862,237.33	8,786,969.57	(75,267.76)	8,786,969.57	4,809,012.14
12668AWQ4	63,064.95	(41,182.86)	21,882.09	21,891.84	9.75	21,891.84	76,664.17
12668BAU7	256,515.37	72,316.61	328,831.98	331,444.91	2,612.93	331,444.91	411,142.82
12668BB77	31,401,310.26	(1,312,292.16)	30,089,018.10	27,235,988.98	(2,853,029.12)	27,235,988.98	15,870,222.21
12668BDR1	62,791.96	(34,399.63)	28,392.33	9,544.23	(18,848.10)	9,544.23	77,363.31
12668BE33	17,706,796.02	-	17,706,796.02	16,793,629.68	(913,166.34)	16,793,629.68	8,840,208.91
12668VAB5	-	620,497.66	620,497.66	-	(620,497.66)	-	-
126694A99	16,898.38	(10,895.47)	6,002.91	6,003.39	0.48	6,003.39	17,439.22
126694F86	20,391.45	(15,609.59)	4,781.86	2,247.30	(2,534.56)	2,247.30	18,426.75
126694N46	5,470,899.87	(86,756.35)	5,384,143.52	5,360,641.34	(23,502.18)	5,360,641.34	3,671,788.82
126694P36	13,351.26	(7,740.95)	5,610.31	1,755.02	(3,855.29)	1,755.02	26,949.00
126694YW2	-	8,580.56	8,580.56	3,829.91	(4,750.65)	3,829.91	35,756.56
126694ZB7	92,124.00	(43,841.51)	48,282.49	14,982.76	(33,299.73)	14,982.76	87,298.75
126694ZD3	10,000.05	(6,657.19)	3,342.86	1,305.16	(2,037.70)	1,305.16	9,044.43
12669EJ56	301,531.31	-	301,531.31	286,548.50	(14,982.81)	286,548.50	67,864.28
12669FKR3	304,143.53	(11,418.61)	292,724.92	292,930.75	205.83	292,930.75	281,052.68
12669FP23	926,517.96	(144,719.28)	781,798.68	581,479.73	(200,318.95)	581,479.73	773,778.26
12669FP31	380,634.09	148,409.28	529,043.37	529,599.59	556.22	529,599.59	2,648,192.87
12669FVD2	1,169,620.10	(65,066.69)	1,104,553.41	1,077,602.48	(26,950.93)	1,077,602.48	1,003,245.17
12669FW82	1,314,727.94	(10,002.13)	1,304,725.81	1,287,811.50	(16,914.31)	1,287,811.50	868,963.99
12669GKH3	15,331,821.57	(276,763.61)	15,055,057.96	15,002,316.60	(52,741.36)	15,002,316.60	10,052,878.55
12669GPB1	16,950.71	9,248.94	26,199.65	26,230.15	30.50	26,230.15	53,255.89
12669GRM5	3,911,114.03	(384,606.77)	3,526,507.26	3,513,044.42	(13,462.84)	3,513,044.42	1,780,769.18
12669GRQ6	10,272,369.54	(1,065,274.43)	9,207,095.11	9,207,134.49	39.38	9,207,134.49	4,609,484.89
12669GTV3	467,078.28	-	467,078.28	452,088.33	(14,989.95)	452,088.33	243,610.29
12669GUR0	4,439,724.36	-	4,439,724.36	4,240,384.06	(199,340.30)	4,240,384.06	2,441,775.73
12669GXW6	471,356.95	(139,215.79)	332,141.16	317,212.09	(14,929.07)	317,212.09	463,602.20
14454AAB5	4,471,714.44	(55,600.07)	4,416,114.37	3,857,608.47	(558,505.90)	3,857,608.47	4,164,604.52
172939AB6	15,337.86	-	15,337.86	13,118.45	(2,219.41)	13,118.45	15,336.27
172981AK8	342,521.18	(31,891.65)	310,629.53	310,632.30	2.77	310,632.30	389,038.34
172981AL6	151,789.82	(25,449.25)	126,340.57	126,414.10	73.53	126,414.10	240,485.38
17307G3D8	2,598,040.25	-	2,598,040.25	2,350,810.16	(247,230.09)	2,350,810.16	1,117,297.50
17307GH76	463,195.26	(55,298.08)	407,897.18	407,963.50	66.32	407,963.50	270,268.29
17307GH84	131,176.06	1,655.85	132,831.91	132,825.92	(5.99)	132,825.92	108,707.01
17307GMQ8	8,616,619.66	(505,406.42)	8,111,213.24	8,111,213.24	-	8,111,213.24	7,609,572.61
17307GN79	418,283.59	(315,563.30)	102,720.29	102,725.13	4.84	102,725.13	414,688.77
17307GPE2	18,552,801.73	(4,842,253.54)	13,710,548.19	13,710,548.20	0.01	13,710,548.20	12,283,335.08
17307GPW2	513,103.85	(424,513.73)	88,590.12	88,590.13	0.01	88,590.13	165,726.90
17307GYD4	2,829,465.75	(31,728.82)	2,797,736.93	2,797,736.96	0.03	2,797,736.96	2,803,004.85
17309CAL9	79,993.93	(52,423.25)	27,570.68	10,146.60	(17,424.08)	10,146.60	59,030.30
17309MAB9	13,156,128.34	(395,030.64)	12,761,097.70	10,885,808.42	(1,875,289.28)	10,885,808.42	9,089,032.68
17309MAF0	220,729.10	11,570.76	232,299.86	58,628.93	(173,670.93)	58,628.93	59,073.95
17309NAH4	774,441.64	(174,961.62)	599,480.02	373,732.49	(225,747.53)	373,732.49	1,317,984.39
17309QAC8	9,483,531.50	-	9,483,531.50	9,131,483.87	(352,047.63)	9,131,483.87	6,448,000.00
17309QAM6	9,141.75	-	9,141.75	4,197.12	(4,944.63)	4,197.12	8,836.65
17309RAM4	56,280.88	(4,625.89)	51,654.99	13,656.64	(37,998.35)	13,656.64	73,720.22
17309SAC4	8,925,171.25	(504,005.88)	8,421,165.37	6,941,987.90	(1,479,177.47)	6,941,987.90	5,687,470.00
17309SAM2	4,636.01	4,720.97	9,356.98	2,553.02	(6,803.96)	2,553.02	5,013.99
17309SAN0	7,214.87	(137.27)	7,077.60	1,509.08	(5,568.52)	1,509.08	2,668.08
17309YAJ6	54,564.03	20,288.62	74,852.65	39,911.23	(34,941.42)	39,911.23	114,422.81
17309YAK3	-	28,604.03	28,604.03	4,216.72	(24,387.31)	4,216.72	42,204.10
17310UAE2	51,053.34	(27,826.82)	23,226.52	4,863.91	(18,362.61)	4,863.91	37,520.51
17311FAL8	30,887.23	(21,445.18)	9,442.05	154.36	(9,287.69)	154.36	222,132.05
17311YAC7	3,150,249.53	480,130.23	3,630,379.76	2,862,498.86	(767,880.90)	2,862,498.86	2,101,458.18
17312TAH6	1,893,993.95	(226,464.53)	1,667,529.42	1,440,032.26	(227,497.16)	1,440,032.26	1,534,891.53
22540V3F7	1,890,042.00	559,538.77	2,449,580.77	2,449,442.72	(138.05)	2,449,442.72	507,466.40
22540V5D0	115,031.22	(28,738.44)	86,292.78	86,191.16	(101.62)	86,191.16	74,035.85
22540VQ70	899,974.17	236,261.77	1,136,235.94	1,136,235.94	-	1,136,235.94	623,860.28
22541N5E5	1,473,419.26	-	1,473,419.26	1,369,780.86	(103,638.40)	1,369,780.86	691,510.56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NBT5	$1,074,616.32	$347,070.61	$1,421,686.93	$1,420,919.03	$(767.90)	$1,420,919.03	$859,509.76
22541NFL8	5,118,467.49	(127,761.32)	4,990,706.17	4,990,706.20	0.03	4,990,706.20	2,288,500.02
22541NUB3	2,880,202.96	(91,441.62)	2,788,761.34	2,789,444.82	683.48	2,789,444.82	2,398,709.70
22541Q4M1	663,173.64	613,317.19	1,276,490.83	1,276,344.86	(145.97)	1,276,344.86	618,494.55
22541QDB5	552,429.99	-	552,429.99	541,611.89	(10,818.10)	541,611.89	312,958.91
22541QFK3	481,402.84	(110,640.98)	370,761.86	370,790.64	28.78	370,790.64	331,650.58
22541QJR4	330,174.13	245,780.50	575,954.63	575,938.00	(16.63)	575,938.00	262,950.66
22541QV25	578,646.08	220,527.23	799,173.31	798,461.81	(711.50)	798,461.81	91,246.41
22541SFL7	852.18	(105.66)	746.52	69.29	(677.23)	69.29	510.78
22541SJV1	3,738,393.83	(4,813.15)	3,733,580.68	3,733,580.68	-	3,733,580.68	962,824.24
22541SRC4	434,980.63	93,437.29	528,417.92	528,417.92	-	528,417.92	385,161.77
22541SRZ3	31,598.34	(7,509.28)	24,089.06	12,763.53	(11,325.53)	12,763.53	43,762.64
22541SSD1	314,047.25	(127,205.03)	186,842.22	187,095.50	253.28	187,095.50	865,190.68
22541SXR4	2,613,816.01	(531,847.60)	2,081,968.41	1,786,429.75	(295,538.66)	1,786,429.75	869,884.19
225458RG5	124,076.57	(79,230.82)	44,845.75	44,845.76	0.01	44,845.76	48,115.99
225470C84	82,798.50	(68,343.29)	14,455.21	167.58	(14,287.63)	167.58	6,703.04
225470R70	96,510.45	(53,517.70)	42,992.75	5,549.27	(37,443.48)	5,549.27	63,483.41
225470R88	15,198.33	(5,180.78)	10,017.55	1,203.65	(8,813.90)	1,203.65	10,731.34
2254W0KK0	212,092.46	(310,532.74)	(98,440.28)	(106,103.50)	(7,663.22)	(106,103.50)	145,399.74
2254W0NK7	1,547,996.44	(160,746.35)	1,387,250.09	1,182,221.51	(205,028.58)	1,182,221.51	802,850.58
22943HAD8	14,216,322.80	(597,627.00)	13,618,695.80	12,658,026.12	(960,669.68)	12,658,026.12	7,054,053.00
22943HAK2	30,517.90	15,690.33	46,208.23	201.96	(46,006.27)	201.96	8,097.82
23242TAB2	4,953,226.88	(301,664.83)	4,651,562.05	4,063,349.86	(588,212.19)	4,063,349.86	3,404,713.15
23243AAD8	1,565,156.10	(124,145.33)	1,441,010.77	1,293,891.82	(147,118.95)	1,293,891.82	743,267.56
23244FAM6	24,363.20	(20,376.13)	3,987.07	88.50	(3,898.57)	88.50	31,646.43
23244LAB7	4,296,125.45	(919,083.73)	3,377,041.72	2,921,778.81	(455,262.91)	2,921,778.81	2,582,580.00
23245QAA7	2,760,260.16	(106,228.45)	2,654,031.71	2,609,924.65	(44,107.06)	2,609,924.65	1,467,295.67
23248AAJ0	1,565,856.87	(105,779.76)	1,460,077.11	1,301,324.71	(158,752.40)	1,301,324.71	1,068,942.12
23332UAC8	5,807,742.68	(13,168.35)	5,794,574.33	5,741,469.60	(53,104.73)	5,741,469.60	3,866,071.61
23332UAR5	10,467,214.03	(18,172.73)	10,449,041.30	10,449,041.30	-	10,449,041.30	6,182,658.05
23332UAS3	277,932.48	-	277,932.48	206,727.94	(71,204.54)	206,727.94	65,384.78
23332UBV5	7,460,439.38	(479,169.10)	6,981,270.28	6,981,270.28	-	6,981,270.28	4,313,808.10
23332UCM4	658,612.31	-	658,612.31	643,759.22	(14,853.09)	643,759.22	401,892.70
23332UDU5	22,851,604.71	(656,343.79)	22,195,260.92	22,100,532.47	(94,728.45)	22,100,532.47	13,289,579.24
23332UFV1	1,605,962.27	(74,651.56)	1,531,310.71	1,531,310.71	-	1,531,310.71	843,104.65
251508AB3	12,475,288.19	(297,899.32)	12,177,388.87	10,617,465.44	(1,559,923.43)	10,617,465.44	6,145,035.48
25150PAD1	32,778.73	(16,297.96)	16,480.77	1,959.61	(14,521.16)	1,959.61	4,542.36
251510FB4	8,549,333.83	(194,897.70)	8,354,436.13	7,642,454.65	(711,981.48)	7,642,454.65	5,761,634.00
251510FL2	159,899.64	-	159,899.64	156,803.09	(3,096.55)	156,803.09	227,998.74
251510HS5	13,603,006.39	(1,103,261.72)	12,499,744.67	12,076,035.59	(423,709.08)	12,076,035.59	8,439,838.24
251510NB5	6,034,679.55	-	6,034,679.55	5,767,870.03	(266,809.52)	5,767,870.03	3,683,705.40
251510NC3	8,740,923.18	5,593,334.86	14,334,258.04	14,334,258.03	(0.01)	14,334,258.03	2,968,247.91
25151AAA9	4,856,137.55	2,503,372.19	7,359,509.74	6,689,907.58	(669,602.16)	6,689,907.58	3,929,711.54
251563DR0	102,525.63	(50,707.75)	51,817.88	32,476.26	(19,341.62)	32,476.26	102,321.81
26248PMM0	10,997.67	-	10,997.67	2,416.74	(8,580.93)	2,416.74	5,730.01
26410MAF7	5,233,856.64	(2,757,559.00)	2,476,297.64	2,700,672.60	224,374.96	2,700,672.60	527,148.00
26410WAD0	3,213,269.77	413,203.94	3,626,473.71	3,097,151.46	(529,322.25)	3,097,151.46	856,615.50
26441EAC5	401,016.00	(116,766.00)	284,250.00	284,250.00	-	284,250.00	175,000.00
26441NAA9	-	53,400.00	53,400.00	16,200.00	(37,200.00)	16,200.00	16,200.00
26441NAB7	-	31,000.00	31,000.00	10,800.00	(20,200.00)	10,800.00	10,800.00
29108PAB0	(134,092.48)	2,264,092.48	2,130,000.00	2,130,000.00	-	2,130,000.00	1,100,000.00
30247DAD3	2,051,017.09	(1,137,411.77)	913,605.32	845,088.51	(68,516.81)	845,088.51	1,000,034.00
316599AB5	140,483.38	-	140,483.38	136,159.33	(4,324.05)	136,159.33	131,868.91
31678UAA7	289,345.77	159,741.30	449,087.07	448,714.56	(372.51)	448,714.56	228,687.27
318340AB2	1,106,527.87	449,771.16	1,556,299.03	1,315,378.39	(240,920.64)	1,315,378.39	611,000.01
32027NLM1	10,391.79	(1,561.24)	8,830.55	8,830.55	-	8,830.55	9,161.00
32051DCK6	563,580.03	-	563,580.03	552,360.05	(11,219.98)	552,360.05	551,934.49
32051DRA2	115,648.30	-	115,648.30	109,462.89	(6,185.41)	109,462.89	101,136.64
32051DV33	794,995.19	(53,051.26)	741,943.93	742,001.26	57.33	742,001.26	631,716.89
32051GBV6	195,657.25	-	195,657.25	190,371.32	(5,285.93)	190,371.32	247,779.49
32051GCF0	554,677.61	(231,053.37)	323,624.24	260,229.45	(63,394.79)	260,229.45	479,396.76
32051GFF7	114,141.34	(49,374.38)	64,766.96	38,252.95	(26,514.01)	38,252.95	44,989.43
32051GVN2	3,821,650.34	-	3,821,650.34	3,791,624.29	(30,026.05)	3,791,624.29	3,605,696.38
32051GZS7	7,648,650.03	(484,876.35)	7,163,773.68	6,908,445.51	(255,328.17)	6,908,445.51	5,687,933.60
32052CAD5	187.27	-	187.27	-	(187.27)	-	-
32056CAH2	18,026,259.76	(719,438.20)	17,306,821.56	17,195,946.42	(110,875.14)	17,195,946.42	13,160,090.74
32113JAA3	745,161.46	-	745,161.46	730,438.24	(14,723.22)	730,438.24	399,219.66
32113JBV6	690,144.22	(368,021.55)	322,122.67	228,030.96	(94,091.71)	228,030.96	118,856.40
35729RAE6	10,399,373.35	(270,043.94)	10,129,329.41	7,883,777.67	(2,245,551.74)	7,883,777.67	8,255,183.02
35952Z007	12,597,726.70	(4,238,353.77)	8,359,372.93	8,065,469.68	(293,903.25)	8,065,469.68	2,239,090.41
35952Z023	10,157,208.88	(3,420,733.95)	6,736,474.93	6,509,562.83	(226,912.10)	6,509,562.83	1,725,443.26
35952Z031	10,918,604.98	(3,621,147.46)	7,297,457.52	6,890,943.13	(406,514.39)	6,890,943.13	1,698,588.00
35952Z049	9,616,866.38	(3,111,100.34)	6,505,766.04	5,920,336.51	(585,429.53)	5,920,336.51	1,433,549.70
35952Z056	9,823,862.10	(3,161,367.50)	6,662,494.60	6,015,993.51	(646,501.09)	6,015,993.51	1,367,656.20
35952Z064	10,038,057.69	(3,213,383.11)	6,824,674.58	6,114,977.70	(709,696.88)	6,114,977.70	1,448,192.70
35952ZA06	27,551,645.51	(13,015,358.19)	14,536,287.32	11,259,327.99	(3,276,959.33)	11,259,327.99	3,837,485.15
35952ZA14	1,310,604.18	(608,032.74)	702,571.44	525,997.05	(176,574.39)	525,997.05	172,084.53
35952ZA22	2,174,056.20	(1,016,132.73)	1,157,923.47	879,036.25	(278,887.22)	879,036.25	266,455.75
36228FU38	133,252.51	(23,408.35)	109,844.16	110,225.32	381.16	110,225.32	135,474.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362334EB6	$11,750,921.86	$(409,585.78)	$11,341,336.08	$10,432,832.98	$(908,503.10)	$10,432,832.98	$7,905,838.40
362334FS8	1,498,434.51	(52,548.01)	1,445,886.50	1,268,784.30	(177,102.20)	1,268,784.30	896,004.31
362341SG5	973,759.47	(251,383.68)	722,375.79	722,619.50	243.71	722,619.50	841,148.33
362341VU0	22,216,825.75	(706,260.26)	21,510,565.49	21,510,565.56	0.07	21,510,565.56	14,506,947.50
362341XE4	24,725,080.51	(1,120,609.69)	23,604,470.82	23,619,213.22	14,742.40	23,619,213.22	20,524,915.29
36242D3Z4	99,672.30	18,970.87	118,643.17	57,525.76	(61,117.41)	57,525.76	37,989.60
36242DBY8	1,514,752.44	(11,567.69)	1,503,184.75	1,503,222.82	38.07	1,503,222.82	1,542,213.75
36242DBZ5	736,203.43	(295,389.29)	440,814.14	431,349.89	(9,464.25)	431,349.89	174,847.45
36242DGA5	255,499.68	(78,936.04)	176,563.64	131,227.71	(45,335.93)	131,227.71	109,513.40
362437AC9	2,904,701.65	-	2,904,701.65	2,766,512.29	(138,189.36)	2,766,512.29	2,200,124.57
36244LAA1	3,592,536.98	(35,823.51)	3,556,713.47	3,346,055.90	(210,657.57)	3,346,055.90	2,781,928.22
362480AD7	20,578,094.31	(1,551,939.62)	19,026,154.69	17,271,484.62	(1,754,670.07)	17,271,484.62	10,506,726.52
38012UAA7	702,306.52	(135,212.34)	567,094.18	567,094.18	-	567,094.18	463,963.48
39538AAN6	112,699.15	(42,873.56)	69,825.59	6,620.32	(63,205.27)	6,620.32	46,850.28
39538RAB5	12,822,232.56	(211,618.14)	12,610,614.42	12,610,614.42	-	12,610,614.42	6,530,042.45
39538RBB4	14,678,426.13	-	14,678,426.13	14,242,584.03	(435,842.10)	14,242,584.03	7,704,968.48
39538WBH0	18,553.24	(5,118.63)	13,434.61	12,049.27	(1,385.34)	12,049.27	10,356.98
39538WEU8	40,208.50	(8,527.45)	31,681.05	1,855.69	(29,825.36)	1,855.69	18,233.47
39538WFH6	12,189,549.72	(450,769.55)	11,738,780.17	11,497,667.50	(241,112.67)	11,497,667.50	5,790,767.49
39538WHF8	35,953,806.23	(2,193,286.66)	33,760,519.57	33,038,438.02	(722,081.55)	33,038,438.02	17,810,559.51
39539GAA0	5,782,377.38	-	5,782,377.38	5,687,762.28	(94,615.10)	5,687,762.28	3,254,887.46
40430HAJ7	224,963.40	(53,507.84)	171,455.56	68,648.39	(102,807.17)	68,648.39	51,328.98
40430HBH0	26,420.54	6,245.24	32,665.78	6,438.06	(26,227.72)	6,438.06	8,564.40
40430HBJ6	1,430.41	10,873.51	12,303.92	2,561.10	(9,742.82)	2,561.10	3,899.46
40430HCQ9	17,350.80	(9,836.80)	7,514.00	3,267.41	(4,246.59)	3,267.41	10,485.80
40430HDC9	1,851,099.68	-	1,851,099.68	1,792,320.84	(58,778.84)	1,792,320.84	1,382,382.87
40430HEB0	63,957.60	(12,947.84)	51,009.76	40,225.13	(10,784.63)	40,225.13	60,728.90
40430HFL7	1,956,176.05	-	1,956,176.05	1,906,241.76	(49,934.29)	1,906,241.76	1,318,660.00
40430MAB3	774,684.30	-	774,684.30	498,323.78	(276,360.52)	498,323.78	427,663.10
40430VAG2	8,658,131.22	1,992,799.59	10,650,930.81	10,650,930.84	0.03	10,650,930.84	6,347,544.39
40430YAD3	1,120,844.61	476,051.43	1,596,896.04	1,595,797.52	(1,098.52)	1,595,797.52	1,032,149.37
40431HAT4	36,041.61	(675.07)	35,366.54	3,884.33	(31,482.21)	3,884.33	47,067.21
40431KAA8	218,202.31	-	218,202.31	199,872.54	(18,329.77)	199,872.54	171,190.71
40431KAE0	7,121,578.31	(179,682.76)	6,941,895.55	5,616,940.27	(1,324,955.28)	5,616,940.27	4,391,833.37
40431KAL4	-	29,984.05	29,984.05	356.28	(29,627.77)	356.28	39,389.28
40431KAN0	3,059.18	(2,656.02)	403.16	7.99	(395.17)	7.99	5,149.68
40431RAN5	42,004.00	(25,007.00)	16,997.00	7,087.43	(9,909.57)	7,087.43	40,890.00
40431XAE2	5,000,000.00	(561,010.00)	4,438,990.00	3,669,719.88	(769,270.12)	3,669,719.88	2,298,750.00
40431XAF9	1,652,330.35	(203,975.66)	1,448,354.69	1,186,537.22	(261,817.47)	1,186,537.22	2,520,998.43
41161PA86	2,172,925.09	(184,140.35)	1,988,784.74	1,982,904.87	(5,879.87)	1,982,904.87	1,517,659.57
41161PFR9	1,486,451.33	(24,007.88)	1,462,443.45	1,462,165.21	(278.24)	1,462,165.21	948,636.14
41161PH55	42,645.44	(24,922.09)	17,723.35	3,658.60	(14,064.75)	3,658.60	54,018.22
41161PHC0	8,923,425.56	-	8,923,425.56	8,884,066.38	(39,359.18)	8,884,066.38	5,672,667.45
41161PHU0	8,601,760.49	(145,308.40)	8,456,452.09	8,430,019.21	(26,432.88)	8,430,019.21	5,932,136.36
41161PHZ9	70,913.71	82,797.01	153,710.72	153,889.42	178.70	153,889.42	180,593.67
41161PKH5	757,675.22	(22,173.52)	735,501.70	725,024.85	(10,476.85)	725,024.85	396,503.30
41161PL43	24,615,331.86	(2,590,119.02)	22,025,212.84	21,612,784.20	(412,428.64)	21,612,784.20	11,709,148.24
41161PLR2	14,244,717.90	(385,166.07)	13,859,551.83	13,825,335.74	(34,216.09)	13,825,335.74	8,366,287.54
41161PMG5	17,253,098.35	(435,416.46)	16,817,681.89	16,726,726.35	(90,955.54)	16,726,726.35	9,864,976.57
41161PQU0	15,032,844.26	(509,899.05)	14,522,945.21	14,404,648.24	(118,296.97)	14,404,648.24	8,046,381.00
41161PSC8	187,355.22	(104,485.09)	82,870.13	33,906.46	(48,963.67)	33,906.46	128,673.17
41161PTN3	2,488,737.90	-	2,488,737.90	2,403,295.01	(85,442.89)	2,403,295.01	1,429,172.80
41161PTP8	1,047,870.97	(49,765.79)	998,105.18	894,911.80	(103,193.38)	894,911.80	381,718.55
41161PWB5	8,018,119.10	(221,789.19)	7,796,329.91	7,739,206.28	(57,123.63)	7,739,206.28	4,267,591.76
41161PXH1	920,291.74	-	920,291.74	916,897.69	(3,394.05)	916,897.69	556,437.84
41161PZR7	118,106.83	(67,955.53)	50,151.30	50,150.84	(0.46)	50,150.84	144,552.84
41162DAF6	11,701,738.11	(661,584.41)	11,040,153.70	11,040,153.68	(0.02)	11,040,153.68	6,862,911.53
41164LAB5	17,946,999.15	(161,791.91)	17,785,207.24	16,997,897.58	(787,309.66)	16,997,897.58	8,449,856.09
43739EAP2	22,961,392.55	(820,456.47)	22,140,936.08	22,140,936.08	-	22,140,936.08	12,892,201.96
43739EBJ5	10,261,824.53	-	10,261,824.53	10,189,859.48	(71,965.05)	10,189,859.48	7,276,570.28
43739EBS5	10,255,869.16	-	10,255,869.16	10,210,251.89	(45,617.27)	10,210,251.89	6,956,810.14
44328AAB6	110,785.78	-	110,785.78	97,220.60	(13,565.18)	97,220.60	91,241.98
45071KDD3	2,258,869.68	(21,618.04)	2,237,251.64	1,959,951.95	(277,299.69)	1,959,951.95	1,845,852.93
45254NHV2	371,610.30	-	371,610.30	367,980.49	(3,629.81)	367,980.49	123,297.15
45254NJG3	1,549,447.63	(6,571.48)	1,542,876.15	1,538,876.76	(3,999.39)	1,538,876.76	928,880.28
45254NJK4	263,296.35	-	263,296.35	248,823.16	(14,473.19)	248,823.16	227,276.45
45254NJP3	205,413.04	36,624.01	242,037.05	217,461.32	(24,575.73)	217,461.32	80,537.81
45254NJV0	1,138,070.34	(9,708.64)	1,128,361.70	1,128,361.70	-	1,128,361.70	788,426.01
45254NJX6	292,353.93	6,584.43	298,938.36	298,704.57	(233.79)	298,704.57	289,072.22
45254NKA4	495,568.65	(65,119.76)	430,448.89	431,215.66	766.77	431,215.66	321,464.99
45254NKD8	4,629,985.41	-	4,629,985.41	4,626,242.43	(3,742.98)	4,626,242.43	3,429,700.17
45254NKF3	5,907,974.72	(4,269.54)	5,903,705.18	5,903,705.18	-	5,903,705.18	4,022,194.93
45254NKK2	283,289.05	(174,576.02)	108,713.03	107,138.87	(1,574.16)	107,138.87	60,564.22
45254NKX4	7,161,988.36	(10,938.73)	7,151,049.63	7,000,982.48	(150,067.15)	7,000,982.48	4,810,195.34
45254NNP8	15,300,516.98	(58,004.25)	15,242,512.73	14,916,899.98	(325,612.75)	14,916,899.98	9,037,984.78
45254NPA9	17,242,032.23	(21,220.96)	17,220,811.27	17,188,650.63	(32,160.64)	17,188,650.63	11,291,071.24
45254NPG6	1,824,326.79	68,839.48	1,893,166.27	1,499,661.60	(393,504.67)	1,499,661.60	784,659.56
45254NPU5	6,143,726.31	(56,958.49)	6,086,767.82	6,081,734.04	(5,033.78)	6,081,734.04	3,455,846.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254TMK7	$103,933.71	$44,404.56	$148,338.27	$148,251.52	$(86.75)	$148,251.52	$58,150.97
45254TSM7	5,134,958.75	-	5,134,958.75	4,904,216.59	(230,742.16)	4,904,216.59	2,203,345.32
45254TTM6	7,821,649.09	3,574,764.87	11,396,413.96	11,392,853.15	(3,560.81)	11,392,853.15	114,739.03
452570AA2	108,099.32	(11,936.08)	96,163.24	96,163.25	0.01	96,163.25	70,513.16
45257EAA2	7,076,387.15	(332,234.94)	6,744,152.21	6,379,410.87	(364,741.34)	6,379,410.87	2,700,786.82
45660L4P1	621,804.05	(133,988.47)	487,815.58	57,105.29	(430,710.29)	57,105.29	1,083,035.37
45660L4Q9	384,064.65	(251,714.72)	132,349.93	979.46	(131,370.47)	979.46	42,763.04
45660LAU3	198,143.26	-	198,143.26	171,417.93	(26,725.33)	171,417.93	166,005.65
45660LCN7	7,169,685.04	(373,021.18)	6,796,663.86	6,776,094.11	(20,569.75)	6,776,094.11	3,622,615.51
45660LGX1	178,224.04	(114,519.62)	63,704.42	63,704.11	(0.31)	63,704.11	72,065.00
45660LKW8	29,413,454.36	-	29,413,454.36	29,030,201.20	(383,253.16)	29,030,201.20	15,624,210.43
45660LNB1	411,659.39	8,529.99	420,189.38	327,147.44	(93,041.94)	327,147.44	236,660.48
45660LR84	279,459.32	(212,446.68)	67,012.64	17,959.47	(49,053.17)	17,959.47	126,578.07
45660LVD8	46,323.44	5,215.42	51,538.86	32,328.46	(19,210.40)	32,328.46	44,144.81
45660LW96	4,663,844.83	(200,285.25)	4,463,559.58	4,362,887.12	(100,672.46)	4,362,887.12	2,225,089.04
45660LWD7	5,091,502.81	(1,201,715.18)	3,889,787.63	3,884,344.71	(5,442.92)	3,884,344.71	2,954,382.62
45660LYW3	5,853,501.88	(131,428.11)	5,722,073.77	5,391,847.32	(330,226.45)	5,391,847.32	2,803,125.90
45660N2J3	6,372,718.41	(42,070.33)	6,330,648.08	6,179,827.90	(150,820.18)	6,179,827.90	3,707,712.83
45660N5H4	7,613,450.26	(85,652.21)	7,527,798.05	7,335,159.95	(192,638.10)	7,335,159.95	5,136,644.66
45660N7R0	297,682.97	(38,427.25)	259,255.72	125,824.32	(133,431.40)	125,824.32	121,149.00
45660NM44	270,353.97	12,515.17	282,869.14	283,563.82	694.68	283,563.82	456,915.03
45660NQ24	2,708,860.47	(143,975.78)	2,564,884.69	2,543,474.90	(21,409.79)	2,543,474.90	2,131,329.60
45660NRB3	721,448.94	390,163.68	1,111,612.62	1,111,448.99	(163.63)	1,111,448.99	561,917.32
45660NS30	3,078,528.74	(5,877.59)	3,072,651.15	3,039,838.61	(32,812.54)	3,039,838.61	1,572,367.56
45660NT96	3,452,909.04	-	3,452,909.04	3,384,296.00	(68,613.04)	3,384,296.00	2,624,022.47
456612AC4	21,551,229.32	(716,844.00)	20,834,385.32	20,836,618.72	2,233.40	20,836,618.72	11,326,676.00
45661EAA2	424,264.23	(41,654.37)	382,609.86	382,609.84	(0.02)	382,609.84	296,062.18
45661EAM6	(15,929.66)	-	(15,929.66)	-	15,929.66	-	-
45661LAG3	4,656,310.95	2,674,595.53	7,330,906.48	6,982,957.06	(347,949.42)	6,982,957.06	4,222,057.95
45661XAK8	(2,861.52)	-	(2,861.52)	-	2,861.52	-	-
45662BAJ8	150,566.18	(31,994.75)	118,571.43	118,571.43	-	118,571.43	96,138.02
45664BAE7	125,574.24	(4,872.64)	120,701.60	32,217.23	(88,484.37)	32,217.23	59,179.35
45664BAF4	14,896.53	-	14,896.53	151.42	(14,745.11)	151.42	16,400.35
45667QAJ0	152,815.71	(110,494.63)	42,321.08	23,470.58	(18,850.50)	23,470.58	58,765.38
45667WAA6	5,791,497.51	-	5,791,497.51	5,738,173.98	(53,323.53)	5,738,173.98	3,396,490.07
45667WAC2	1,061,712.03	-	1,061,712.03	912,641.26	(149,070.77)	912,641.26	597,113.27
45667WAJ7	15,267.62	(8,676.62)	6,591.00	2,073.04	(4,517.96)	2,073.04	14,553.23
45668WAE7	617,686.02	126,591.46	744,277.48	689,250.87	(55,026.61)	689,250.87	407,227.90
464125AC7	2,049,608.69	(451,355.39)	1,598,253.30	1,411,834.09	(186,419.21)	1,411,834.09	1,545,252.80
464126BW0	518,562.49	160,365.74	678,928.23	678,104.61	(823.62)	678,104.61	315,144.13
46412AAD4	4,426,669.31	(304,691.87)	4,121,977.44	4,121,977.45	0.01	4,121,977.45	3,228,660.50
466247NC3	763,348.41	496,069.23	1,259,417.64	714,519.49	(544,898.15)	714,519.49	509,267.65
466247XE8	8,378,386.49	(401,760.29)	7,976,626.20	7,557,818.41	(418,807.79)	7,557,818.41	4,957,619.01
46627MBQ9	14,793,717.92	(35,993.12)	14,757,724.80	14,588,991.65	(168,733.15)	14,588,991.65	9,339,570.00
46627MCS4	10,523,089.43	(724,672.55)	9,798,416.88	9,473,967.41	(324,449.47)	9,473,967.41	5,291,066.21
466284AG1	6,110.02	(3,489.00)	2,621.02	484.50	(2,136.52)	484.50	1,009.63
466286AH4	11,833.06	(9,643.85)	2,189.21	307.91	(1,881.30)	307.91	961.44
46629BAR0	4,307,876.98	(183,067.00)	4,124,809.98	3,387,847.38	(736,962.60)	3,387,847.38	3,528,750.00
46629NAC7	542,935.82	-	542,935.82	516,494.29	(26,441.53)	516,494.29	456,010.55
46629QAR7	39,647.40	(5,173.40)	34,474.00	13,880.46	(20,593.54)	13,880.46	34,246.00
46629QAU0	2,021,995.44	(38,863.00)	1,983,132.44	1,464,528.27	(518,604.17)	1,464,528.27	946,687.50
46629QBE5	9,013.40	-	9,013.40	1,755.71	(7,257.69)	1,755.71	4,614.60
46629QBF2	34,532.60	(23,878.43)	10,654.17	2,537.57	(8,116.60)	2,537.57	33,421.51
46629TAP5	28,239.94	10,415.06	38,655.00	15,869.93	(22,785.07)	15,869.93	77,296.00
46630CAC8	4,241,516.15	(239,120.51)	4,002,395.64	2,599,205.87	(1,403,189.77)	2,599,205.87	1,434,450.00
46630KAA4	1,953,316.24	(27,452.89)	1,925,863.35	1,740,643.15	(185,220.20)	1,740,643.15	1,416,365.51
52520MFT5	237,961.35	(69,153.80)	168,807.55	168,807.55	-	168,807.55	238,233.86
525221AW7	921,355.00	(667,600.19)	253,754.81	253,754.83	0.02	253,754.83	281,904.66
525221CD7	559,421.41	439,062.21	998,483.62	716,769.44	(281,714.18)	716,769.44	107,768.85
525221CE5	25,395.30	(11,082.18)	14,313.12	2,210.30	(12,102.82)	2,210.30	29,920.68
525221DV6	(8,775.38)	(12,813.42)	(21,588.80)	6,163.77	27,752.57	6,163.77	120,038.30
525221EN3	17,867,814.42	(1,222,548.02)	16,645,266.40	16,648,455.09	3,188.69	16,648,455.09	6,258,112.24
525221EY9	24,237.30	(18,781.92)	5,455.38	954.24	(4,501.14)	954.24	13,268.11
525221FE2	477.59	13,051.50	13,529.09	7,720.86	(5,808.23)	7,720.86	14,072.47
525221GK7	55,878.89	11,810.83	67,689.72	90.06	(67,599.66)	90.06	5,867.58
525221GM3	4,216,698.22	(243,581.79)	3,973,116.43	3,973,116.43	-	3,973,116.43	2,143,094.71
525221GW1	13,735.93	-	13,735.93	-	(13,735.93)	-	-
525221HA8	31,302,771.71	(3,924,129.91)	27,378,641.80	27,376,530.02	(2,111.78)	27,376,530.02	16,220,806.10
525221HK6	-	8,712.03	8,712.03	1,771.39	(6,940.64)	1,771.39	1,685.89
525221JA6	185,398.14	216,678.63	402,076.77	116,346.84	(285,729.93)	116,346.84	327,869.02
525226AL0	2,041,436.93	(881,883.17)	1,159,553.76	1,055,302.54	(104,251.22)	1,055,302.54	105,672.00
525229AG5	3,305,832.31	(1,374,579.22)	1,931,253.09	1,931,253.09	-	1,931,253.09	1,452,438.93
52522DAZ4	493.42	-	493.42	-	(493.42)	-	-
52522GAQ7	7,948.99	-	7,948.99	-	(7,948.99)	-	-
52524VAG4	16,012,291.61	(703,565.77)	15,308,725.84	14,880,794.38	(427,931.46)	14,880,794.38	8,310,209.38
52524YAF0	15,541,301.08	(1,360,381.05)	14,180,920.03	13,987,390.02	(193,530.01)	13,987,390.02	7,172,764.08
550279AA1	6,274,777.90	(236,352.07)	6,038,425.83	5,719,975.04	(318,450.79)	5,719,975.04	3,305,180.21
55027AAR1	16,288,890.63	(1,244,157.03)	15,044,733.60	14,831,783.35	(212,950.25)	14,831,783.35	8,697,837.47
55027AAU4	7,186,788.15	(614,901.60)	6,571,886.55	6,443,807.17	(128,079.38)	6,443,807.17	2,962,638.41
55027BAA6	20,955,333.39	(2,254,332.44)	18,701,000.95	17,758,278.13	(942,722.82)	17,758,278.13	8,466,012.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55275NBB6	$8,250.00	$-	$8,250.00	$-	$(8,250.00)	$-	$-
56119LAG8	4,723,808.83	(1,877,459.94)	2,846,348.89	1,531,598.40	(1,314,750.49)	1,531,598.40	146,430.00
576429AL8	19,711.56	(11,899.96)	7,811.60	6,301.40	(1,510.20)	6,301.40	32,665.19
576433E44	297,366.84	(76,658.37)	220,708.47	220,708.46	(0.01)	220,708.46	272,937.67
576433G42	10,652,312.45	(163,453.73)	10,488,858.72	10,412,833.49	(76,025.23)	10,412,833.49	5,566,969.49
576433H33	6,372,422.22	(392,290.83)	5,980,131.39	5,972,733.59	(7,397.80)	5,972,733.59	4,252,420.19
576433KG0	611,574.23	409,654.00	1,021,228.23	1,021,228.23	-	1,021,228.23	542,404.20
576433NH5	4,864,250.80	(932,638.83)	3,931,611.97	3,738,615.28	(192,996.69)	3,738,615.28	2,184,145.84
576433RU2	1,564,814.22	1,198,608.89	2,763,423.11	2,311,546.71	(451,876.40)	2,311,546.71	834,300.00
576433SE7	1,210,379.66	779,554.36	1,989,934.02	1,858,572.37	(131,361.65)	1,858,572.37	394,640.00
576433WZ5	2,716,809.47	(27,281.63)	2,689,527.84	2,689,527.83	(0.01)	2,689,527.83	2,741,425.34
576436CV9	721,026.64	(4,537.22)	716,489.42	654,247.18	(62,242.24)	654,247.18	443,794.43
57643AAA8	945,496.45	(82,062.60)	863,433.85	770,147.78	(93,286.07)	770,147.78	561,189.50
57643LMP8	2,789,386.65	(231,738.57)	2,557,648.08	1,993,072.89	(564,575.19)	1,993,072.89	990,090.30
576444AA1	-	(779.65)	(779.65)	(779.62)	0.03	(779.62)	-
589929D62	124,182.59	(54.60)	124,127.99	124,127.89	(0.10)	124,127.89	113,199.46
59020UAA3	258,104.69	(17,427.80)	240,676.89	241,216.22	539.33	241,216.22	258,055.41
59020UHP3	1,052,530.18	(38,769.78)	1,013,760.40	1,013,918.12	157.72	1,013,918.12	1,551,002.30
59020UQ57	3,985,091.88	(179,447.86)	3,805,644.02	3,709,559.79	(96,084.23)	3,709,559.79	1,886,796.00
59020UTL9	1,301,661.36	(250,222.66)	1,051,438.70	1,051,438.71	0.01	1,051,438.71	569,601.48
59020UXN0	988,984.54	(503,824.31)	485,160.23	337,980.13	(147,180.10)	337,980.13	343,243.94
590212AB2	374,387.65	(1,410.69)	372,976.96	283,938.22	(89,038.74)	283,938.22	240,738.19
59023WAG3	95,554.26	(20,280.06)	75,274.20	32,000.47	(43,273.73)	32,000.47	100,682.69
59024EAD9	3,325,725.45	335,633.92	3,661,359.37	2,550,410.90	(1,110,948.47)	2,550,410.90	2,626,032.47
59024UAB7	2,032,019.76	(1,128.09)	2,030,891.67	1,744,959.31	(285,932.36)	1,744,959.31	1,492,947.00
59024WAF4	441,002.12	(18,363.18)	422,638.94	422,639.40	0.46	422,639.40	30,981.59
61748HAA9	29,279.95	(72.49)	29,207.46	29,212.42	4.96	29,212.42	26,883.97
61748HRF0	144,755.20	(48,244.69)	96,510.51	12,607.65	(83,902.86)	12,607.65	2,570.55
61749BAB9	945,603.73	(5,384.35)	940,219.38	856,972.03	(83,247.35)	856,972.03	658,881.87
61749BAP8	2,417.08	(1,382.60)	1,034.48	789.67	(244.81)	789.67	2,192.23
61750FAE0	880,066.92	31,010.99	911,077.91	739,608.63	(171,469.28)	739,608.63	504,449.35
61750MAB1	115,988.62	-	115,988.62	106,384.19	(9,604.43)	106,384.19	111,448.07
61750SAB8	1,290,522.75	(5,100.27)	1,285,422.48	1,163,864.67	(121,557.81)	1,163,864.67	1,071,294.30
61751JAQ4	38,767.09	19,560.54	58,327.63	24,575.78	(33,751.85)	24,575.78	47,181.32
617526AE8	476,968.44	(46,120.06)	430,848.38	330,663.44	(100,184.94)	330,663.44	246,923.38
61753KAB2	559,208.71	(774.82)	558,433.89	509,549.80	(48,884.09)	509,549.80	515,564.98
61753VAG7	-	2,766.48	2,766.48	1,369.53	(1,396.95)	1,369.53	2,887.04
61755AAB2	49,506.96	(442.13)	49,064.83	45,196.99	(3,867.84)	45,196.99	38,362.28
61755FAE5	37,534.44	(10,214.31)	27,320.13	13,795.30	(13,524.83)	13,795.30	10,768.38
61757MAB4	3,913,561.13	(835,075.75)	3,078,485.38	2,414,468.28	(664,017.10)	2,414,468.28	2,422,750.88
61915RAX4	2,201,640.30	-	2,201,640.30	1,339,676.66	(861,963.64)	1,339,676.66	1,614,302.59
61915RAZ9	11,829.77	148,828.39	160,658.16	111,861.95	(48,796.21)	111,861.95	33,803.15
61915RBB1	9,308,158.67	(625,806.12)	8,682,352.55	8,387,760.09	(294,592.46)	8,387,760.09	4,986,896.17
61915RBZ8	1,409,159.00	(272,420.17)	1,136,738.83	1,057,232.52	(79,506.31)	1,057,232.52	650,326.10
638728AC9	3,259,817.85	(22,890.34)	3,236,927.51	2,529,371.10	(707,556.41)	2,529,371.10	2,030,692.06
638728AF2	18,561.91	-	18,561.91	-	(18,561.91)	-	-
64352VLH2	2,532,571.71	582,801.90	3,115,373.61	3,115,373.60	(0.01)	3,115,373.60	2,292,240.57
64352VPC9	43,123.92	5,242.88	48,366.80	13,538.07	(34,828.73)	13,538.07	12,812.60
64352VQR5	9,931,486.08	(168,524.05)	9,762,962.03	7,679,198.67	(2,083,763.36)	7,679,198.67	6,518,578.40
65106FAB8	14,263,605.35	(22,735.06)	14,240,870.29	13,367,631.80	(873,238.49)	13,367,631.80	8,862,773.86
65106FAG7	1,190,670.00	30,370.04	1,221,040.04	393,807.29	(827,232.75)	393,807.29	647,670.34
65535VEY0	1,058,364.05	4,609.67	1,062,973.72	1,022,015.53	(40,958.19)	1,022,015.53	656,871.50
65535VLQ9	-	43,484.42	43,484.42	15,910.41	(27,574.01)	15,910.41	75,971.03
65535VPK8	-	20,060.27	20,060.27	2,860.98	(17,199.29)	2,860.98	15,500.08
65535VRH3	6,266,429.36	1,539,821.26	7,806,250.62	6,086,108.40	(1,720,142.22)	6,086,108.40	5,584,866.16
65535VRK6	3,718,965.94	(45,152.89)	3,673,813.05	2,718,914.42	(954,898.63)	2,718,914.42	2,088,268.18
65535VSQ2	(82.52)	84,811.20	84,728.68	15,777.81	(68,950.87)	15,777.81	52,938.73
65535VUS5	3,895,364.92	(14,580.71)	3,880,784.21	2,989,246.58	(891,537.63)	2,989,246.58	2,305,182.59
65537BAG5	135,801.47	27,719.32	163,520.79	66,290.17	(97,230.62)	66,290.17	186,827.55
65538DAA3	5,312,827.99	(755,452.40)	4,557,375.59	3,758,835.27	(798,540.32)	3,758,835.27	2,743,517.21
66987WDE4	5,847,704.72	(1,907,696.14)	3,940,008.58	2,625,510.75	(1,314,497.83)	2,625,510.75	1,321,874.39
669884AF5	377,184.51	(320,129.01)	57,055.50	19,285.80	(37,769.70)	19,285.80	65,026.50
68383NCA9	29,122,184.77	(24,362.21)	29,097,822.56	28,077,470.17	(1,020,352.39)	28,077,470.17	19,464,924.60
68383NCD3	3,010,524.84	-	3,010,524.84	2,886,447.36	(124,077.48)	2,886,447.36	1,195,500.00
68383NCU5	11,502,942.75	-	11,502,942.75	11,278,190.80	(224,751.95)	11,278,190.80	6,778,459.97
68383NDT7	11,271,205.77	(896,796.33)	10,374,409.44	10,376,195.82	1,786.38	10,376,195.82	5,667,672.20
68383NDW0	3,597,142.89	1,966,825.58	5,563,968.47	5,563,968.48	0.01	5,563,968.48	1,438,805.68
68402CAC8	1,129,570.54	-	1,129,570.54	904,070.48	(225,500.06)	904,070.48	925,975.69
69121PDE0	465,476.34	(30,222.18)	435,254.16	371,270.34	(63,983.82)	371,270.34	362,639.76
69121PDX8	978,111.40	(12,463.44)	965,647.96	761,663.20	(203,984.76)	761,663.20	686,172.00
70069FHV2	1,768,763.27	2,237,789.96	4,006,553.23	4,006,553.22	(0.01)	4,006,553.22	791,420.34
74348UAL3	529,251.03	8,700,000.00	9,229,251.03	9,229,251.03	-	9,229,251.03	5,297,590.09
74919VAB2	10,652,302.68	(993,121.20)	9,659,181.48	9,313,276.32	(345,905.16)	9,313,276.32	7,593,689.89
74922MAB7	9,687,128.57	4,175,428.12	13,862,556.69	13,005,303.38	(857,253.31)	13,005,303.38	7,543,029.69
74922MAC5	2,092,990.54	(291,002.72)	1,801,987.82	1,711,344.62	(90,643.20)	1,711,344.62	1,034,273.47
74923PAJ2	1,571.45	2,853.35	4,424.80	1,660.00	(2,764.80)	1,660.00	1,630.90
74923PAK9	(391.02)	327.62	(63.40)	124.63	188.03	124.63	127.17
74923PAL7	1,971.91	-	1,971.91	-	(1,971.91)	-	-
74924UAB7	14,266,741.14	(505,253.85)	13,761,487.29	13,569,897.78	(191,589.51)	13,569,897.78	12,126,297.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74924XAD7	$1,426,249.05	$659,240.86	$2,085,489.91	$376,108.88	$(1,709,381.03)	$376,108.88	$615,410.40
74924YAH6	26,957.81	855.91	27,813.72	18,269.99	(9,543.73)	18,269.99	17,436.02
74927WAM6	228,730.11	71,175.90	299,906.01	299,674.84	(231.17)	299,674.84	374,845.91
74927XAM4	428,321.08	482,092.88	910,413.96	321,910.50	(588,503.46)	321,910.50	685,678.07
74951PBT4	3,922,041.69	2,299,991.33	6,222,033.02	6,219,225.65	(2,807.37)	6,219,225.65	2,601,017.16
74951PBV9	894,714.17	506,127.46	1,400,841.63	1,400,234.30	(607.33)	1,400,234.30	481,894.24
75114GAC3	27,542,226.82	(1,593,933.88)	25,948,292.94	25,436,827.09	(511,465.85)	25,436,827.09	13,131,451.01
75114HAD9	26,156,641.02	(2,290,774.73)	23,865,866.29	23,209,196.24	(656,670.05)	23,209,196.24	12,420,778.06
75114HAK3	4,345,090.29	1,332,818.60	5,677,908.89	5,187,537.40	(490,371.49)	5,187,537.40	1,375,305.50
75114NAA2	17,619,327.37	(271,141.83)	17,348,185.54	13,233,122.05	(4,115,063.49)	13,233,122.05	11,049,903.55
75114NAB0	4,294,512.68	1,986,378.35	6,280,891.03	4,812,858.48	(1,468,032.55)	4,812,858.48	2,639,323.22
75156XAC5	1,692,681.48	(66,097.69)	1,626,583.79	1,406,146.85	(220,436.94)	1,406,146.85	390,224.99
75405KAG3	72,207.00	(33,520.50)	38,686.50	16,425.07	(22,261.43)	16,425.07	82,599.00
75406AAB5	8,895,403.76	(112,039.39)	8,783,364.37	8,534,745.54	(248,618.83)	8,534,745.54	6,409,197.82
75970JAL0	53,512.83	58,314.15	111,826.98	61,163.35	(50,663.63)	61,163.35	92,482.25
75971EAK2	257,595.69	(43,454.93)	214,140.76	101,429.40	(112,711.36)	101,429.40	265,536.27
760985U33	395,180.18	227,220.37	622,400.55	622,400.56	0.01	622,400.56	207,422.66
76110GG62	6,213,713.75	(73,638.66)	6,140,075.09	6,140,075.09	-	6,140,075.09	4,833,180.01
76110GG70	2,369,630.97	(225,691.40)	2,143,939.57	2,144,577.08	637.51	2,144,577.08	1,868,499.55
76110GJ85	3,997,112.98	(76,580.43)	3,920,532.55	3,920,532.57	0.02	3,920,532.57	3,421,042.45
76110GTL5	1,562,861.26	(79,616.47)	1,483,244.79	1,483,244.80	0.01	1,483,244.80	1,574,472.15
76110GZQ7	8,594,656.44	(93,127.26)	8,501,529.18	8,501,529.19	0.01	8,501,529.19	7,490,061.37
76110GZR5	3,073,642.49	(28,507.28)	3,045,135.21	3,045,637.00	501.79	3,045,637.00	2,766,575.59
76110H4M8	395,265.68	(3,107.15)	392,158.53	334,099.27	(58,059.26)	334,099.27	213,990.49
76110H4Q9	563,487.10	(86,553.64)	476,933.46	476,939.06	5.60	476,939.06	548,700.17
76110H5C9	1,054,092.13	(435,732.14)	618,359.99	314,578.84	(303,781.15)	314,578.84	230,605.76
76110H5D7	30,845.67	-	30,845.67	7,611.74	(23,233.93)	7,611.74	22,307.81
76110HKX6	5,323,061.55	2,813,000.16	8,136,061.71	8,135,654.13	(407.58)	8,135,654.13	5,455,081.97
76110HKY4	703,854.76	625,157.79	1,329,012.55	1,328,923.64	(88.91)	1,328,923.64	636,456.27
76110W4J2	24,575.12	1,138.47	25,713.59	9,281.19	(16,432.40)	9,281.19	11,360.80
76110W6M3	2,284,782.03	774,236.30	3,059,018.33	3,059,018.34	0.01	3,059,018.34	918,960.00
761118FM5	13,209,885.72	-	13,209,885.72	12,296,474.43	(913,411.29)	12,296,474.43	8,438,914.81
761118FQ6	58,397.92	(29,610.73)	28,787.19	6,871.76	(21,915.43)	6,871.76	36,361.08
761118KU1	9,725,160.09	-	9,725,160.09	8,846,793.13	(878,366.96)	8,846,793.13	5,189,883.97
761118LA4	53,796.11	36,697.64	90,493.75	90,493.51	(0.24)	90,493.51	56,162.22
761118NN4	13,169,053.72	(694,418.44)	12,474,635.28	12,175,403.88	(299,231.40)	12,175,403.88	7,067,863.87
761118RJ9	707,298.45	(65,944.35)	641,354.10	621,028.28	(20,325.82)	621,028.28	309,807.20
761118RM2	28,918,638.87	(2,753,099.13)	26,165,539.74	25,698,060.79	(467,478.95)	25,698,060.79	13,624,706.80
761118WE4	204.00	-	204.00	-	(204.00)	-	-
761118WP9	18,769,710.39	(1,200,907.10)	17,568,803.29	15,649,047.44	(1,919,755.85)	15,649,047.44	10,974,279.58
761118WS3	3,842.84	4,366.40	8,209.24	1,319.66	(6,889.58)	1,319.66	2,850.76
76112B4M9	2,906,247.24	(166,746.10)	2,739,501.14	2,639,861.63	(99,639.51)	2,639,861.63	1,706,190.19
76112BE48	1,553,562.99	327,594.16	1,881,157.15	1,878,001.27	(3,155.88)	1,878,001.27	1,468,690.76
76112BK66	29,668.14	1,031.12	30,699.26	11,985.79	(18,713.47)	11,985.79	14,717.40
76112BLZ1	648,509.15	2,256,347.73	2,904,856.88	2,904,856.89	0.01	2,904,856.89	1,032,365.44
76112BN55	62,581.52	(11,597.30)	50,984.22	24,080.01	(26,904.21)	24,080.01	19,886.20
76113ABJ9	1,991,058.20	(276,091.76)	1,714,966.44	1,388,640.81	(326,325.63)	1,388,640.81	603,031.78
76114GAL1	93,832.60	(7,899.88)	85,932.72	721.66	(85,211.06)	721.66	4,979.56
783422BF4	174,947.30	1,825,052.70	2,000,000.00	2,000,000.00	-	2,000,000.00	999,258.10
78402TAD8	658,267.91	531,732.09	1,190,000.00	1,190,000.00	-	1,190,000.00	464,357.04
79549AFV6	2,580,012.65	-	2,580,012.65	2,284,534.58	(295,478.07)	2,284,534.58	2,427,035.27
79549ASN0	290,908.06	115,910.09	406,818.15	405,371.50	(1,446.65)	405,371.50	262,566.48
79549AYA1	824,602.79	1,044,459.34	1,869,062.13	1,868,017.15	(1,044.98)	1,868,017.15	792,099.16
79549AYB9	28,499.74	215,284.78	243,784.52	244,317.00	532.48	244,317.00	98,140.79
805564RM5	2,956,499.58	738,544.07	3,695,043.65	3,695,043.66	0.01	3,695,043.66	2,089,243.83
80557BAC8	10,329,035.81	(158,347.64)	10,170,688.17	6,848,378.81	(3,322,309.36)	6,848,378.81	3,576,155.00
81377EAA2	355,927.50	-	355,927.50	259,115.01	(96,812.49)	259,115.01	197,339.38
81378EAA1	5,847,745.73	(48,743.39)	5,799,002.34	5,274,918.91	(524,083.43)	5,274,918.91	3,857,117.38
81379EAA0	738,805.66	(9,289.36)	729,516.30	689,403.90	(40,112.40)	689,403.90	535,867.62
81744DAD4	531,092.00	(372,715.11)	158,376.89	42,137.90	(116,238.99)	42,137.90	486,634.11
81744FJH1	373,163.99	(24,840.39)	348,323.60	348,585.43	261.83	348,585.43	193,051.98
81879MAX7	92,102.98	15,742.14	107,845.12	52,295.44	(55,549.68)	52,295.44	51,926.45
83612LAK5	3,923.58	-	3,923.58	-	(3,923.58)	-	-
84751PAA7	26,471.20	8,451.75	34,922.95	34,922.95	-	34,922.95	19,221.73
84752CAE7	2,585,715.86	(340,501.89)	2,245,213.97	1,739,762.41	(505,451.56)	1,739,762.41	744,068.89
8635722A0	304,298.96	-	304,298.96	258,947.73	(45,351.23)	258,947.73	215,387.01
863579DV7	1,592,934.73	(60,524.79)	1,532,409.94	1,094,361.06	(438,048.88)	1,094,361.06	177,264.90
863579DX3	166,572.65	34,636.60	201,209.25	148,056.44	(53,152.81)	148,056.44	94,283.24
863579GG7	165,415.67	661.88	166,077.55	166,077.40	(0.15)	166,077.40	141,003.15
863579GJ1	43,155.23	(22,724.27)	20,430.96	20,427.02	(3.94)	20,427.02	13,129.20
863579HM3	461,311.52	(367,802.35)	93,509.17	43,126.70	(50,382.47)	43,126.70	64,979.90
863579RE0	131,829.76	(115,383.13)	16,446.63	16,451.61	4.98	16,451.61	134,865.14
863579TU2	635,560.85	(532,661.09)	102,899.76	102,915.02	15.26	102,915.02	382,873.84
863579YR3	10,523,482.58	(90,438.93)	10,433,043.65	10,190,246.57	(242,797.08)	10,190,246.57	6,603,915.23
863579Z43	16,445.38	103,950.79	120,396.17	52,730.84	(67,665.33)	52,730.84	91,301.91
86358BAH5	32,690.46	(255.56)	32,434.90	11,444.36	(20,990.54)	11,444.36	14,153.86
86358EQJ8	4,145,569.20	(574,825.80)	3,570,743.40	3,206,369.81	(364,373.59)	3,206,369.81	806,857.32
86358HQW2	325,850.39	(266,556.53)	59,293.86	59,293.86	-	59,293.86	329,714.28
86358R3Q8	1,082,031.97	424,084.89	1,506,116.86	1,506,092.48	(24.38)	1,506,092.48	930,488.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RE86	$13,459.26	$3,776.02	$17,235.28	$17,216.29	$(18.99)	$17,216.29	$2,836.68
86358RL88	264,667.76	(34,909.91)	229,757.85	229,757.85	-	229,757.85	150,003.40
86358RLG0	385,111.34	49,705.21	434,816.55	434,784.64	(31.91)	434,784.64	271,022.08
86358RUL9	84,181.97	(56,749.75)	27,432.22	27,434.38	2.16	27,434.38	56,179.85
86358RUR6	101,135.94	206,388.52	307,524.46	307,529.13	4.67	307,529.13	56,947.29
86359ACC5	1,007,756.60	(196,483.91)	811,272.69	811,272.69	-	811,272.69	506,809.18
86359ACD3	843,958.00	(97,849.94)	746,108.06	745,811.91	(296.15)	745,811.91	612,335.68
86359ACE1	345,722.05	(27,506.90)	318,215.15	207,040.75	(111,174.40)	207,040.75	153,830.09
86359ACG6	76,697.26	(48,332.07)	28,365.19	28,188.04	(177.15)	28,188.04	67,311.50
86359AEH2	158,362.19	73,106.77	231,468.96	231,161.45	(307.51)	231,161.45	30,581.08
86359AHD8	420,482.44	108,278.11	528,760.55	528,489.82	(270.73)	528,489.82	364,521.10
86359AVY6	723,277.78	(3,382.42)	719,895.36	719,895.36	-	719,895.36	342,404.38
86359B7K1	213,076.55	(21,837.31)	191,239.24	187,908.19	(3,331.05)	187,908.19	154,961.35
86359BCV1	1,070,239.86	(127,934.45)	942,305.41	943,268.90	963.49	943,268.90	613,162.68
86359BKF7	1,227,093.53	428,166.70	1,655,260.23	1,658,397.70	3,137.47	1,658,397.70	2,231,220.18
86359BLB5	1,732,358.74	(30,744.46)	1,701,614.28	1,702,757.96	1,143.68	1,702,757.96	1,458,676.48
86359BLQ2	2,648,861.80	990,587.67	3,639,449.47	3,643,248.65	3,799.18	3,643,248.65	5,778,105.17
86359BLS8	116,441.18	62,462.37	178,903.55	110,076.13	(68,827.42)	110,076.13	96,817.83
86359BU82	290,663.85	(87,421.09)	203,242.76	80,989.75	(122,253.01)	80,989.75	151,103.21
86359DUV7	179,245.29	(49,349.89)	129,895.40	100,228.40	(29,667.00)	100,228.40	135,607.50
86359DXD4	294,266.16	(226,143.96)	68,122.20	68,122.20	-	68,122.20	63,993.01
86359LRC5	384,170.49	(257,490.29)	126,680.20	126,661.96	(18.24)	126,661.96	346,786.86
86359LRW1	28,679,892.40	(1,510,541.26)	27,169,351.14	26,475,123.11	(694,228.03)	26,475,123.11	15,136,386.82
86359LSM2	2,030,257.81	(81,453.31)	1,948,804.50	1,816,551.68	(132,252.82)	1,816,551.68	1,064,313.36
86360JAA9	14,543,741.26	(532,562.71)	14,011,178.55	13,930,147.54	(81,031.01)	13,930,147.54	8,109,614.85
86360JAE1	12,649,846.35	(761,646.33)	11,888,200.02	11,813,112.90	(75,087.12)	11,813,112.90	6,503,599.28
86360JAN1	5,595,458.98	(379,004.23)	5,216,454.75	5,147,847.78	(68,606.97)	5,147,847.78	2,625,609.16
86360KAF5	46,798,820.18	(2,955,673.08)	43,843,147.10	41,980,382.44	(1,862,764.66)	41,980,382.44	24,515,561.95
86360NAS1	1,233,351.06	810,834.20	2,044,185.26	318.15	(2,043,867.11)	318.15	1,666,540.94
86360PAD9	83,766.14	(4,763.24)	79,002.90	67,324.16	(11,678.74)	67,324.16	33,421.56
86360UAF3	5,521,288.04	(305,067.73)	5,216,220.31	5,102,465.72	(113,754.59)	5,102,465.72	2,864,885.94
86361EAM3	17,440.33	-	17,440.33	5,713.02	(11,727.31)	5,713.02	10,628.07
86361EAP6	9,042.00	-	9,042.00	3,046.79	(5,995.21)	3,046.79	8,085.00
86361EAQ4	-	2,346.27	2,346.27	655.03	(1,691.24)	655.03	2,523.50
86361HAA2	17,428,577.52	(684,001.96)	16,744,575.56	16,272,295.53	(472,280.03)	16,272,295.53	11,183,221.05
86361HAB0	11,651,742.66	(711,528.52)	10,940,214.14	10,943,104.96	2,890.82	10,943,104.96	7,842,308.99
86361HAZ7	-	9,594.00	9,594.00	3,464.37	(6,129.63)	3,464.37	39,630.00
86361HBA1	6,110.00	(3,826.40)	2,283.60	1,615.57	(668.03)	1,615.57	15,080.00
86362HAA1	14,588,619.53	(1,066,556.23)	13,522,063.30	12,561,288.69	(960,774.61)	12,561,288.69	7,147,203.91
86362HAH6	5,829.67	(3,177.69)	2,651.98	296.68	(2,355.30)	296.68	5,229.45
86362PAD7	253,545.94	(27,191.50)	226,354.44	122,110.19	(104,244.25)	122,110.19	71,430.42
86362XAV0	1,451.32	(1,120.95)	330.37	157.21	(173.16)	157.21	1,408.40
86363DAA9	13,760,475.45	(607,499.93)	13,152,975.52	12,694,054.56	(458,920.96)	12,694,054.56	7,142,217.23
86363HAB8	6,376,543.00	(237,447.51)	6,139,095.49	5,565,177.12	(573,918.37)	5,565,177.12	4,530,229.01
86363MAB7	5,202,696.47	(778,973.65)	4,423,722.82	3,978,852.21	(444,870.61)	3,978,852.21	2,186,856.00
86789MAP2	847,733.08	(457,943.46)	389,789.62	242,367.80	(147,421.82)	242,367.80	358,044.59
86800RAL5	1,972.56	-	1,972.56	-	(1,972.56)	-	-
872224AD2	20,349,000.00	-	20,349,000.00	19,360,265.50	(988,734.50)	19,360,265.50	9,799,142.34
872224AK6	119,332.16	(36,863.87)	82,468.29	28,832.86	(53,635.43)	28,832.86	124,089.68
872224AL4	40,816.07	(15,155.23)	25,660.84	25,660.84	-	25,660.84	43,894.13
872225AL1	93,706.50	(20,398.07)	73,308.43	73,308.44	0.01	73,308.44	230,995.55
872225AN7	30,641.99	(5,311.42)	25,330.57	25,330.58	0.01	25,330.58	98,001.41
872225AP2	22,599.87	219.29	22,819.16	22,819.15	(0.01)	22,819.15	92,891.37
872227AE3	8,031,420.99	(2,572,709.22)	5,458,711.77	5,313,561.29	(145,150.48)	5,313,561.29	3,957,824.24
872227AM5	181,133.95	(72,466.01)	108,667.94	36,583.13	(72,084.81)	36,583.13	177,935.23
87222EAJ7	31,009.62	24,043.08	55,052.70	13,908.37	(41,144.33)	13,908.37	73,001.72
87222PAN3	38,080.84	(17,273.04)	20,807.80	200.00	(20,607.80)	200.00	143,389.20
88156UAW0	-	45,750.00	45,750.00	45,750.00	-	45,750.00	30,500.00
88157QAL2	1,421,102.70	(457,898.05)	963,204.65	963,204.69	0.04	963,204.69	1,138,231.57
885220FS7	9,844,604.42	-	9,844,604.42	9,832,724.56	(11,879.86)	9,832,724.56	7,823,585.17
89789KAC9	30,127.35	(764.85)	29,362.50	11,270.83	(18,091.67)	11,270.83	27,000.00
92719UAM4	236,222.89	-	236,222.89	25,074.93	(211,147.96)	25,074.93	70,654.57
929227ZF6	52,265.55	(3,165.49)	49,100.06	49,100.06	-	49,100.06	124,067.66
92922F4M7	5,344,586.68	(19,929.97)	5,324,656.71	5,324,656.71	-	5,324,656.71	2,886,624.09
92922F5T1	9,171,169.14	(78,835.36)	9,092,333.78	9,092,333.78	-	9,092,333.78	5,914,578.69
92922F6E3	385,454.75	(77,583.33)	307,871.42	307,871.43	0.01	307,871.43	325,577.47
92922F7A0	2,238,246.59	-	2,238,246.59	1,699,451.30	(538,795.29)	1,699,451.30	1,020,525.22
92922F7Q5	12,554,648.32	(253,583.51)	12,301,064.81	12,300,269.04	(795.77)	12,300,269.04	6,680,797.65
92922FB72	1,559,125.74	-	1,559,125.74	1,554,057.51	(5,068.23)	1,554,057.51	937,789.79
92922FNW4	1,660,454.29	(123,016.17)	1,537,438.12	1,537,438.12	-	1,537,438.12	1,051,794.32
92922FQ76	789,417.30	(75,348.83)	714,068.47	494,472.77	(219,595.70)	494,472.77	288,547.16
92922FTJ7	1,833,244.40	(49,499.34)	1,783,745.06	1,756,138.52	(27,606.54)	1,756,138.52	1,176,690.61
92922FW61	2,327,563.81	(346,606.29)	1,980,957.52	1,873,062.99	(107,894.53)	1,873,062.99	1,192,605.33
92922FWU8	5,183,643.59	-	5,183,643.59	5,101,570.58	(82,073.01)	5,101,570.58	2,713,875.21
92922FZF8	11,146,213.55	(41,378.71)	11,104,834.84	11,104,834.84	-	11,104,834.84	7,900,401.88
92925CBB7	5,531,172.53	(24,538.49)	5,506,634.04	5,505,277.92	(1,356.12)	5,505,277.92	3,213,112.92
92926SAB2	58,318.93	(922.61)	57,396.32	50,378.73	(7,017.59)	50,378.73	38,707.45
92926SAE6	3,786,053.39	144,000.25	3,930,053.64	3,107,030.73	(823,022.91)	3,107,030.73	2,680,808.31
92977YAY7	2,719,007.55	414,130.93	3,133,138.48	2,868,059.48	(265,079.00)	2,868,059.48	94,172.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92978EAA2	$1,890,306.44	$-	$1,890,306.44	$1,656,110.40	$(234,196.04)	$1,656,110.40	$1,482,263.15
93363CAF6	715,176.15	-	715,176.15	676,140.30	(39,035.85)	676,140.30	683,550.19
9393363A9	627,474.62	-	627,474.62	529,631.30	(97,843.32)	529,631.30	489,247.67
9393365V1	2,586,237.08	(269,112.39)	2,317,124.69	2,293,666.96	(23,457.73)	2,293,666.96	1,822,659.77
939336PT4	391,940.06	(122,328.61)	269,611.45	269,620.10	8.65	269,620.10	210,258.96
939336U35	1,970,462.37	(76,525.93)	1,893,936.44	1,893,979.36	42.92	1,893,979.36	1,738,382.89
93934FHC9	12,194,405.07	(1,040,681.96)	11,153,723.11	11,079,857.85	(73,865.26)	11,079,857.85	6,594,274.54
93934FHK1	125,978.62	(89,806.95)	36,171.67	36,171.66	(0.01)	36,171.66	150,363.33
93934FHL9	113.36	(761.93)	(648.57)	379.14	1,027.71	379.14	1,287.75
93934FJQ6	23,928,084.11	(2,524,843.98)	21,403,240.13	21,112,966.43	(290,273.70)	21,112,966.43	11,840,531.31
93934FMJ8	320,639.91	384,301.34	704,941.25	309,537.78	(395,403.47)	309,537.78	619,871.43
93934XAB9	2,779,422.93	(37,957.41)	2,741,465.52	2,365,617.00	(375,848.52)	2,365,617.00	2,147,559.47
93935AAE2	538,344.76	322,155.31	860,500.07	778,895.46	(81,604.61)	778,895.46	722,756.73
93935GAJ8	204,824.70	(20,348.81)	184,475.89	184,475.85	(0.04)	184,475.85	400,667.47
93935LAG3	352,542.75	195,529.97	548,072.72	380,550.36	(167,522.36)	380,550.36	256,255.23
93935WAP9	3,734.16	(1,009.22)	2,724.94	558.78	(2,166.16)	558.78	749.62
93935WAQ7	213.83	-	213.83	-	(213.83)	-	-
93936JAM4	344,464.75	76,650.92	421,115.67	15,796.16	(405,319.51)	15,796.16	158,641.85
941034AD2	257,293.51	(84,240.51)	173,053.00	173,053.00	-	173,053.00	225,090.30
941574AG0	7,340,873.94	(1,616,039.00)	5,724,834.94	5,222,700.00	(502,134.94)	5,222,700.00	450,000.00
9497EVAF2	18,903.75	12,699.04	31,602.79	18,528.82	(13,073.97)	18,528.82	24,886.44
94980MAB4	51,701.22	-	51,701.22	-	(51,701.22)	-	-
94981PAG5	802,955.86	1,280,654.46	2,083,610.32	1,993,300.87	(90,309.45)	1,993,300.87	368,612.09
94981VAX5	1,188,385.23	(3,379.86)	1,185,005.37	1,185,005.37	-	1,185,005.37	1,167,253.01
94983CAJ6	22,596,075.06	(3,685.55)	22,592,389.51	22,592,389.52	0.01	22,592,389.52	19,042,096.00
94983TAE0	13,778,384.20	(9,809.29)	13,768,574.91	13,768,647.54	72.63	13,768,647.54	11,891,147.08
94983VAC9	10,613,691.73	(1,094,464.14)	9,519,227.59	9,528,559.05	9,331.46	9,528,559.05	7,833,355.09
94985JAG5	19,506,806.93	(924,368.23)	18,582,438.70	18,456,891.56	(125,547.14)	18,456,891.56	12,376,584.08
984582AA4	6,248,076.68	(378,282.85)	5,869,793.83	4,767,458.80	(1,102,335.03)	4,767,458.80	4,272,181.96
984582AB2	102,579.32	(33,344.79)	69,234.53	16,425.16	(52,809.37)	16,425.16	100,679.29
L26479NN8	2,022,238.45	(518,182.51)	1,504,055.94	1,237,993.81	(266,062.13)	1,237,993.81	1,441,266.57
L26480MN7	1,956,398.74	(1,294,652.03)	661,746.71	887,037.64	225,290.93	887,037.64	348,503.40
N2874AAB7	7,848,850.24	(3,145,633.23)	4,703,217.01	5,052,572.40	349,355.39	5,052,572.40	1,053,648.00
Totals	$2,953,442,689.02	$(106,853,708.32)	$2,846,588,980.70	$2,700,948,264.43	$(145,640,716.27)	$2,700,948,264.43	$1,692,409,639.54

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on its own behalf and on behalf of Massachusetts Mutual Variable Life Separate Account I — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

ia.     Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	ii.	Template for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

a.      Template Amendment for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-49457, as filed with the Commission as an exhibit on April 6, 1998

	ii.	Form of Disability Benefit Rider (DBVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iii.	Form of Guaranteed Insurability Rider (GIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	iv.	Form of Other Insured Rider (OIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	v.	Form of Substitute of Insured Rider (SIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vi.	Form of Waiver of Monthly Charges Rider (WMVL-98M) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on February 24, 2004

	vii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 10, 2002 — Incorporated by reference to Initial Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on May 14, 2008

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements, Selling, Servicing Agreements:

a.      AIM Variable Insurance Funds, Inc. — Participation Agreement dated April 30, 2004 among AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

a1.    AIM Variable Insurance Funds Inc. — Amendment No. 1 effective as of July 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

b.	American Century Variable Portfolios, Inc. — Form of Shareholder Services Agreement dated as of May 14, 1998 among American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-41657, as filed with the Commission as an exhibit on May 26, 1998

b1.    American Century Variable Portfolios, Inc. — Amendment No. 1 dated as of May 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

b2.    American Century Variable Portfolios, Inc. — Amendment No. 2 effective as of September 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

b3.    American Century Variable Portfolios, Inc. — Amendment No. 3 effective as of January 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

b4.    American Century Variable Portfolios, Inc. — Amendment No. 4 effective as of August 1, 2003 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

b5.    American Century Variable Portfolios, Inc. — Amendment No. 5 effective as of November 1, 2008 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 28, 2009

c.	American Funds Insurance Series — Fund Participation Agreement dated as of March 7, 2003 by and among American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

c1.    American Funds Insurance Series — Amendment No. 2 dated as of May 1, 2006 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

c2.    American Funds Insurance Series — Amendment No. 3 dated as of April 30, 2010 — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

ca.	American Funds Insurance Series — Business Agreement dated March 7, 2003 by and among Massachusetts Mutual Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

d.	DWS VIT Investment Funds — Form of Fund Participation Agreement made as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission as an exhibit on September 20, 1999

d1.    DWS VIT Investment Funds — Amendment No. 3 dated as April 24, 2001 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

d2.    DWS VIT Investment Funds — Amendment No. 4 dated as of January 16, 2001 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

d3.    DWS VIT Investment Funds — Amendment No. 5 dated as of August 1, 2004 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

d4.    DWS VIT Investment Funds — Amendment No. 6 dated as of October 1, 2006 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

d5.    DWS VIT Investment Funds — Amendment No. 7 dated as of July 12, 2010 — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

e.	Fidelity® Variable Insurance Products Fund II — Participation Agreement dated May 1, 1998 among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

e1.    Fidelity® Variable Insurance Products Fund II — Amendment effective as of the May 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

e2.    Fidelity® Variable Insurance Products Fund II — Amendment effective as of April 15, 2001 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

e3.    Fidelity® Variable Insurance Products Fund II — Amendment effective June 30, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

f.	Franklin Templeton Variable Products Series Fund — Form of Participation Agreement dated as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with Commission as an exhibit on September 20, 1999

f1.    Franklin Templeton Variable Products Series Fund — Amendment No. 2 effective May 1, 2003 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

f2.    Franklin Templeton Variable Products Series Fund — Amendment No. 3 effective June 5, 2007 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

f3.    Franklin Templeton Variable Products Series Fund — Amendment No. 4 dated October 25, 2010 — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

g.	Goldman Sachs Variable Insurance Trust — Form of Participation Agreement dated October 23, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

g1.    Goldman Sachs Variable Insurance Trust — Amendment effective November 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

g2.    Goldman Sachs Variable Insurance Trust — Amendment No. 2 effective May 1, 2000 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

g3.    Goldman Sachs Variable Insurance Trust — Amendment No. 3 effective April 15, 2001 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

g4.    Goldman Sachs Variable Insurance Trust — Amendment No. 4 effective May 1, 2003 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

h.	Janus Aspen Series (Institutional) — Fund Participation Agreement dated August 30, 1999 between Janus Aspen Series and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6, File No. 333-65887, as filed with the Commission as an exhibit on or about April 26, 2011

h1.    Janus Aspen Series (Institutional) — Amendment effective April 15, 2001 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

i.	Janus Aspen Series (Service) — Fund Participation Agreement dated March 14, 2002 between Massachusetts Mutual Life Insurance Company and Janus Aspen Series — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

i1.     Janus Aspen Series (Service) — Amendment No. 1 effective April 1, 2003 — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

i2.     Janus Aspen Series (Service) — Amendment No. 2 effective August 1, 2004 — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

ia.	Janus Aspen Series (Service) — Distribution and Shareholder Services Agreement dated as of March 14, 2002 between Janus Distributors, Inc. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 21 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on or about April 26, 2011

j.	MFS Variable Insurance Trust — Form of Participation Agreement dated September 4, 1998, among MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

j1.     MFS Variable Insurance Trust — Amendment No. 6 dated September 2003 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

j2.     MFS Variable Insurance Trust — Amendment No. 7 dated August 1, 2004 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

j3.     MFS Variable Insurance Trust — Amendment dated May 1, 2007 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

k.	MML Series Investment Fund — Participation Agreement dated November 17, 2005, among MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on August 22, 2007

k1.    MML Series Investment Fund — First Amendment — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

k2.    MML Series Investment Fund — Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

k3.    MML Series Investment Fund — Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on March 2, 2011

k4.    MML Series Investment Fund — Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on March 2, 2011

l.	MML Series Investment Fund II — Participation Agreement dated November 17, 2005, among MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on April 30, 2008

l1.     MML Series Investment Fund II — First Amendment — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

l2.     MML Series Investment Fund II — Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

l3.     MML Series Investment Fund II — Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on March 2, 2011

l4.     MML Series Investment Fund II — Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on March 2, 2011

m.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

m1.   Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

m2.   Oppenheimer Variable Account Funds — Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916 as filed with the Commission as an exhibit on April 27, 2010

n.	Panorama Series Fund, Inc. — Participation Agreement dated May 1, 2006, among Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

n1.    Panorama Series Fund Inc. — Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

n2.    Panorama Series Fund, Inc. — Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2010

o.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of June 1, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

o1.    T. Rowe Price Equity Series, Inc. — Amendment effective as of December 15, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

o2.    T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2006 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

o3.    T. Rowe Price Equity Series, Inc. — Amendment executed on January 7, 2008 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

ii.	Shareholder Information Agreements

	a.	AIM Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	b.	American Century Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	c.	American Funds Service Company — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

c1.    American Funds - Amendment No. 1 dated August 22, 2008 to Shareholder Information Agreement dated March 27, 2007 - Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

	d.	DWS Scudder Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	e.	Fidelity Distributors Corporation — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	f.	Franklin/Templeton Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	g.	Goldman Sachs & Co. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	h.	Janus Aspen Series — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	i.	MFS Fund Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	j.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	k.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-49475, as filed with the Commission as an exhibit on April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2011, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on or about April 26, 2011

*	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Cristóbal I. Conde, Director SunGard Data Systems, Inc. 340 Madison Avenue, 7th Floor New York, NY 10173

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	William T. Spitz, Director 16 Wynstone Nashville, TN 37215
Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236 Officers of Massachusetts Mutual Life Insurance Company	H. Todd Stitzer, Director 243 Mooreland Road Kensington, CT 06037

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 3 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on or about April 26, 2011.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President

Michael Fanning	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding LLC USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Sam Jaberi	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Byrne	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Amy Ferrero	Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Zayicek	National Sales Supervisor	200 Cape Cod Way Moorseville, NC 28117

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal, Chief Technology Officer	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer, Assistant Vice President, and CRIA Operations Supervisor	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager, Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Assistant Vice President, Chief Privacy Officer, Business Strategy Officer	*

Matthew Verdi	Assistant Vice President and Due Diligence Supervisor	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

Richard Zayicek	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Variable Life Supervisor, Director	**

Amy Ferrero	Variable Life Product Distribution Officer, Executive Benefits Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer Variable Annuity Supervisor	**

Michele White	Insurance Operations Supervisor	**

Douglas Endorf	Executive Benefits Supervisor	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC	$16,720	$111,575
MML Investors Services, LLC	$405,018	$1,311,252

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 to Registration Statement No. 333-49475 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2011.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	Roger W. Crandall*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 15 to Registration Statement No. 333-49475 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 25, 2011
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 25, 2011

NORMAN A. SMITH* Norman A. Smith	Corporate Controller (principal accounting officer)	April 25, 2011

Thomas C. Barry	Director

Cristóbal I. Conde	Director

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 25, 2011

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2011

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2011

ROBERT ESSNER* Robert Essner	Director	April 25, 2011

ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2011

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 25, 2011

CATHY E. MINEHAN*	Director	April 25, 2011
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 25, 2011

WILLIAM T. SPITZ* William T. Spitz	Director	April 25, 2011

H. Todd Stitzer	Director

/S/ JOHN E. DEITELBAUM		April 25, 2011
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney
Signed by a majority of Directors

INDEX TO EXHIBITS

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP